As filed with the Securities and Exchange Commission on July 10, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-3802

                          NEUBERGER BERMAN INCOME FUNDS
                          -----------------------------
             (Exact Name of the Registrant as Specified in Charter)
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180
               (Address of Principal Executive Offices - Zip Code)

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                          Neuberger Berman Income Funds
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                               1601 K Street, N.W.
                           Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)


Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

Semi-Annual Report
April 30, 2006

Neuberger Berman
INCOME FUNDS(R)

INSTITUTIONAL CLASS SHARES

Strategic Income Fund

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

CONTENTS

THE FUND
CHAIRMAN'S LETTER                                                              2
PORTFOLIO COMMENTARY                                                           3
FUND EXPENSE INFORMATION                                                       8
SCHEDULE OF INVESTMENTS                                                        9
FINANCIAL STATEMENTS                                                          18
FINANCIAL HIGHLIGHTS PER SHARE DATA                                           29
DIRECTORY                                                                     31
PROXY VOTING POLICIES AND PROCEDURES                                          32
QUARTERLY PORTFOLIO SCHEDULE                                                  32

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

                                                                         [PHOTO]

Dear Shareholder,

I am pleased to present to you this semi-annual report for the Neuberger Berman Strategic Income Fund for the period ended April 30, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The portfolio represents an attractive mix of income producing securities, which include real estate investment trusts (REITs), investment grade debt, high-yield securities, foreign securities, and other dividend-paying equities. The Fund's return over the reporting period demonstrates the benefits of investing in a diverse portfolio of income-producing securities managed by investment professionals who are experts in their area of focus. Oversight from an Asset Allocation Committee, whose primary responsibility is to tactically and strategically adjust the portfolio's exposure to each of these market sectors, offers additional flexibility to pursue long-term returns in the most attractive segments.

The recent environment has been less than certain, but I'm proud to say that our portfolio managers have proceeded with the skill and perspective that you've come to expect. Protecting client assets is foremost in their minds at times like these, when the vagaries of the economy and the markets can prove hazardous to the careless or naive. Our managers have been proactive in adjusting durations to current market realities and focusing on quality to insulate investors from market swings. At the same time, they have sought to make their portfolios more nimble in the face of changing interest rates and to watch for opportunities posed by the markets and individual issues.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS

STRATEGIC INCOME FUND Portfolio Commentary

For the six months ended April 30, 2006, the Neuberger Berman Strategic Income Fund provided a total return of 3.84%, compared to the Lehman Brothers U.S. Aggregate Index, which returned 0.56%.

The Fund's return over the period demonstrates the benefit of investing in a diversified portfolio of income-producing securities. We continue to maximize the Fund's exposure to nontraditional fixed income sectors, including European bonds, real estate investment trusts (REITs), dividend-paying equities and high-yield bonds, while minimizing the Fund's exposure to U.S. Treasury securities and high-grade corporate bonds.

Our strategy provided shareholders with returns well above those of the broader bond market, as measured by the Lehman U.S. Aggregate Index, while remaining cognizant of risk. We believe that our ability to strategically and tactically adjust our mix of investments provides the flexibility to pursue the long-term return potential of better-performing, income-producing market sectors.

At the end of the reporting period, 20.4% of the Fund's assets were invested in the core area of U.S. Treasury issues, agency obligations and mortgage-backed securities. Our largest holdings outside of this area were in corporate bonds, which accounted for 31.7% of net assets. The Fund held 23.4% of its net assets in common and preferred stocks (including REIT securities) and 17.2% in foreign bonds. Cash and cash equivalents accounted for 6.0% of net assets and convertible debt represented 1.3% of net assets.

REITS

During the period, REITs generally benefited from ongoing investor interest in this segment of the market and healthy operating results, which we expect to continue over the coming quarters. The commercial real estate market was robust, as occupancies and rents improved due to a healthy economy and stronger demand than supply in most regions of the country. Despite ongoing rate hikes by the Federal Reserve, the long-term interest rate environment was relatively benign, while REIT earnings were strong in both the fourth quarter of (calendar) 2005 and the first quarter of 2006. A variety of property sectors showed strength, particularly Office properties, Shopping Centers, Apartments and Hotels.

Gains in the Apartment sector reflected a slowdown in the housing market, as higher interest rates and slower housing price appreciation lessened the attractiveness of buying homes and encouraged renters to stay longer. With a slower supply of new apartments, we anticipate improving occupancy and economics for apartment REITs.

REITs that own office buildings were bolstered by growing evidence of improvement in the office market, particularly over the last three months of the period, as occupancy and expectations for rising rents improved. In addition, community shopping centers and hotels performed well. With fundamentals particularly strong in the Lodging/Resorts sector, a number of hotel REITs have been acquired by private buyers, reflecting optimism for continued improvement.

On the downside, Regional Malls lagged over the six-month period, as investors showed concern that a slowdown in housing price appreciation and the rise in interest rates would have a negative impact on consumers. Despite the ongoing strength of consumer spending, we think this remains a worrisome issue. Health Care names also exhibited weakness, due to concerns over new government reimbursement rates for Medicare and Medicaid and the potential impact of higher interest rates on their ability to finance acquisitions.

Looking forward, we believe that REITs are unlikely to maintain the exceptional performance they have shown over the past six months. Still, our outlook remains positive for a number of reasons. First, the supply growth of commercial real estate has been modest, due to the increased costs of raw materials, construction and financing, and is likely to remain that way for the next 12-18 months. We anticipate that this dynamic, combined with modest economic growth, bodes well for REIT earnings and price performance moving into the second half of the fiscal year.

In addition, we expect to see solid dividend growth from REITs, as well as a continuation of the merger and acquisition activity that has taken place over the past 12 months. Although current yields are lower than usual, we believe that they will grow over time through dividend increases reflecting the ongoing strength of the commercial real estate market.

HIGH YIELD SECURITIES

High yield bonds produced solid returns for the period, despite the Federal Reserve's ongoing increases to short-term interest rates. The market continues to show a strong appetite for yield and risk as lower quality issues outperformed almost uniformly across the high yield market. The best performing industries included some of the more challenged areas such as airlines, paper and packaging.

We continue to anticipate that 2006 will prove to be a relatively good year for high yield portfolios. Already, the high yield market is outperforming core fixed income by a wide margin. While it will probably be difficult to maintain this pace, given the relatively tight spreads and rising interest rates, a reasonably healthy economy and low default rates bode well, in our opinion, for the total return prospects in the high yield market.

We intend to maintain the portfolio's positioning in sectors and issues that exhibit more stable cash flows, given the tight spreads in the cyclical sectors. We will also maintain the portfolio's slight bias to higher quality issues, as we believe that the economy is in the later stages of the market cycle. While we might be slightly early in expressing this view, we are comfortable with our positioning given the relative value currently offered across both quality and sector tiers.

FOREIGN SECURITIES

This segment of the portfolio has been invested in high-quality, liquid bonds. With global interest rates rising, the Fund has been positioned defensively and we have focused on countries where we believe rate increases will be more subdued. We continue to emphasize euro- and sterling-denominated bonds and have a below-benchmark weight in Japanese bonds. Credit spreads have begun to widen from historically tight levels. We believe this trend will continue and have therefore been primarily invested in government securities.

INCOME-ORIENTED EQUITY SECURITIES

Our allocation to income-oriented equity securities modestly underperformed the S&P 500 over the past six months. The portfolio's conservative strategy of investing in convertible securities and Utilities, in addition to writing "covered calls," held returns back in the strong equity market environment. A covered call involves selling a call option (or the right to purchase a security at a specific price within a given time period) while simultaneously holding an equivalent position in the underlying security. If the option expires unexercised (because the stock has declined), the writer keeps the premium. If the holder exercises the option, the stock must be delivered, but because the writer already owns the stock, risk is limited.

Overall, this segment of the portfolio continued to perform well as a whole, led again by the Energy sector, where we continue to hold an overweight position. This allocation of the portfolio also benefited from the recent trend toward dividend-paying stocks whose income now receives a more favorable tax treatment than it did in the past, as well as from investors seeking income in a rising, albeit relatively benign, interest rate environment.

Sincerely,

                                NEUBERGER BERMAN
                              STRATEGIC INCOME FUND
                           ASSET ALLOCATION COMMITTEE

PERFORMANCE HIGHLIGHTS

                                      SIX MONTH
                                        PERIOD
NEUBERGER BERMAN          INCEPTION     ENDED     AVERAGE   ANNUAL TOTAL RETURN
STRATEGIC INCOME FUND       DATE      4/30/2006    1 YEAR     SINCE INCEPTION
INSTITUTIONAL CLASS(1)   07/11/2003     3.84%      8.25%           8.26%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE INSTITUTIONAL CLASS SHARES WAS 4.36%.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Corporate Debt                                                             31.7%
Convertible Debt                                                            1.3
Foreign Securities                                                         17.2
U.S. Government Agency Securities                                           5.6
Mortgage-Backed Securities                                                 12.4
U.S. Treasury Securities                                                    2.4
Preferred Stock                                                             0.8
Common Stock                                                               22.6
Short Term Investments                                                     12.7
Liabilities, less cash, receivables and other assets                       (6.7)

ENDNOTES

(1.) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Neuberger Berman Strategic Income Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% of average daily net assets. The undertaking lasts until October 31, 2016. If this reimbursement was not made, performance would be lower. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the total returns of the Fund would have been lower.

(2.) Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

LEHMAN BROTHERS U.S. AGGREGATE INDEX:   Represents securities that are U.S.
                                        domestic, taxable, and dollar
                                        denominated. The index covers the U.S.
                                        investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 INDEX:                          The S&P500 Index is widely regarded as
                                        the standard for measuring large-cap
                                        U.S. stock markets' performance and
                                        includes a representative sample of
                                        leading companies in leading industries.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 4/30/06 (Unaudited)

NEUBERGER BERMAN STRATEGIC INCOME FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Institutional Class           $1,000    $1,038.40      $4.25
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Institutional Class           $1,000    $1,020.35      $4.21

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Strategic Income Fund

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
COMMON STOCKS (22.6%)
APARTMENTS (3.3%)
   3,100 Archstone-Smith Trust                                          $151
   1,000 Avalonbay Communities                                           108
   1,800 Camden Property Trust                                           124
   2,800 Equity Residential                                              126
   1,000 Essex Property Trust                                            109
   1,200 Home Properties                                                  60
   2,500 United Dominion Realty Trust                                     68
                                                                        ----
                                                                         746
COMMUNITY CENTERS (0.7%)
   1,000 Pan Pacific Retail Properties                                    67
   1,400 Regency Centers                                                  88
                                                                        ----
                                                                         155
CONSUMER DISCRETIONARY (0.2%)
   4,000 ServiceMaster Co.                                                48
DIVERSIFIED (1.2%)
   2,800 Colonial Properties Trust                                       138
     900 iStar Financial                                                  34
   1,000 Vornado Realty Trust                                             96
                                                                        ----
                                                                         268
ENERGY (1.0%)
   5,000 Cathedral Energy Services Income Trust                           53
   2,000 CCS Income Trust                                                 68
   1,037 Enbridge Energy Management                                       46*
   2,100 Mullen Group Income Fund                                         64
                                                                        ----
                                                                         231
FINANCE (1.3%)
   3,500 Apollo Investment                                                65
   2,000 Bank of America                                                 100++++
   3,000 Tortoise Energy Capital                                          69
   2,400 Tortoise Energy Infrastructure                                   69
                                                                        ----
                                                                         303
HEALTH CARE (0.6%)
     200 Nationwide Health Properties                                      4
   4,000 OMEGA Healthcare Investors                                       51
   2,200 Ventas, Inc.                                                     72
                                                                        ----
                                                                         127
INDUSTRIAL (2.2%)
   2,000 Dover Corp.                                                      99++++
   1,400 First Industrial Realty Trust                                    55
   2,000 General Dynamics                                                131++++
   1,500 Praxair, Inc.                                                    84++++
   2,500 ProLogis                                                        126
                                                                        ----
                                                                         495
INSURANCE (0.5%)
   1,000 American International Group                                   $ 65
   1,600 Arthur J. Gallagher                                              44
                                                                        ----
                                                                         109
LODGING (1.0%)
   5,912 Host Marriott                                                   125
   1,900 LaSalle Hotel Properties                                         83
     300 Starwood Hotels & Resorts Worldwide                              17
                                                                        ----
                                                                         225
OFFICE (2.8%)
     700 Alexandria Real Estate Equities                                  63
     900 Brookfield Asset Management Class A                              38
   4,000 Equity Office Properties Trust                                  129
   4,000 Maguire Properties                                              136
   1,400 SL Green Realty                                                 139
   5,800 Trizec Properties                                               145
                                                                        ----
                                                                         650
OFFICE--INDUSTRIAL (0.0%)
     200 Digital Realty Trust                                              6
OIL & GAS (0.3%)
   1,000 Exxon Mobil                                                      63++++
OIL SERVICES (0.7%)
   1,000 Canadian Oil Sands Trust                                        156
PHARMACEUTICAL (0.3%)
   1,000 Johnson & Johnson                                                59
REGIONAL MALLS (2.0%)
   1,600 CBL & Associates Properties                                      64
   2,800 General Growth Properties                                       132
   1,300 Macerich Co.                                                     95
   1,700 Simon Property Group                                            139
     900 Taubman Centers                                                  37
                                                                        ----
                                                                         467
SEMICONDUCTORS (0.4%)
   5,000 Applied Materials                                                90
SOFTWARE (0.5%)
   2,500 CA Inc.                                                          64
   2,500 Microsoft Corp.                                                  60
                                                                        ----
                                                                         124
TECHNOLOGY (0.7%)
   1,500 First Data                                                       72++++
   1,000 IBM                                                              82
                                                                        ----
                                                                         154

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000'S OMITTED)
TELECOMMUNICATIONS (0.5%)
   2,000 Iowa Telecommunications Service                              $   36
   3,000 Sprint Nextel                                                    74++++
                                                                      ------
                                                                         110
UTILITIES (2.4%)
   1,500 AMEREN CORP.                                                     75
   1,500 California Water Service Group                                   64
   1,000 Dominion Resources                                               75
   2,500 Duke Energy                                                      73++++
   1,500 FPL Group                                                        59
   1,000 National Fuel Gas                                                33
   1,500 National Grid ADR                                                79
   1,500 PNM Resources                                                    38
   1,800 Southern Co.                                                     58
                                                                      ------
                                                                         554
TOTAL COMMON STOCKS
(COST $4,343)                                                          5,140
                                                                      ------
CONVERTIBLE PREFERRED STOCKS (0.8%)
   1,000 New York Community Capital Trust V                               48
   1,500 Newell Financial Trust I                                         65
   1,200 Sovereign Capital Trust IV                                       55
                                                                      ------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $171)                                                              168
                                                                      ------

PRINCIPAL AMOUNT
(000'S OMITTED)

CONVERTIBLE BONDS (1.3%)
     $75 Bristol-Myers Squibb,
         Notes, 4.41%, due 6/15/06,
         Moody's Rating A1,
         S&P Rating A+                                                    75(u)
      75 Edwards Lifescience Corp.,
         Debentures, 3.88%,
         due 5/15/33                                                      75^
      75 Thermo Electron Corp.,
         Subordinated Debentures,
         3.25%, due 11/1/07,
         Moody's Rating Baa3,
         S&P Rating BBB                                                   75
      75 US Bancorp, Notes, 3.09%,
         due 5/22/06, Moody's
         Rating Aa2, S&P Rating AA-                                       75(u)
                                                                      ------
TOTAL CONVERTIBLE BONDS
(COST $302)                                                              300
                                                                      ------

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

PRINCIPAL AMOUNT                                                      RATING          VALUE +
(000'S OMITTED)                                                   MOODY'S   S&P   (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
CREDIT OF THE U.S. GOVERNMENT (2.4%)
    59 U.S. Treasury Notes, 3.63%, due 6/30/07                      TSY     TSY      $   58
    30 U.S. Treasury Notes, 3.38%, due 2/15/08                      TSY     TSY          29
    40 U.S. Treasury Notes, 3.63%, due 1/15/10                      TSY     TSY          38(OO)
   455 U.S. Treasury Notes, 4.13%, due 5/15/15                      TSY     TSY         425(OO)
                                                                                     ------
       TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
       AND CREDIT OF THE U.S. GOVERNMENT (COST $569)                                    550
                                                                                     ------
U.S. GOVERNMENT AGENCY SECURITIES (5.6%)
   700 Federal Home Loan Bank, Bonds, 3.63%, due 6/20/07            AGY     AGY         688(OO)
   600 Federal Home Loan Bank, Bonds, 2.75%, due 3/14/08            AGY     AGY         575(OO)
                                                                                     ------
       TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $1,281)                          1,263
                                                                                     ------
MORTGAGE-BACKED SECURITIES (12.4%)
FANNIE MAE
    48 Pass-Through Certificates, 4.50%, due 8/1/18 & 10/1/18       AGY     AGY          46
   196 Pass-Through Certificates, 5.00%, due 11/1/17 - 8/1/33       AGY     AGY         190
   169 Pass-Through Certificates, 5.50%, due 9/1/16 - 7/1/33        AGY     AGY         168
   120 Pass-Through Certificates, 6.00%, due 3/1/18 - 9/1/33        AGY     AGY         120
    87 Pass-Through Certificates, 6.50%, due 11/1/13 - 9/1/32       AGY     AGY          89
    31 Pass-Through Certificates, 7.00%, due 7/1/17 & 7/1/29        AGY     AGY          32
     6 Pass-Through Certificates, 7.50%, due 12/1/32                AGY     AGY           6
FREDDIE MAC
    22 Pass-Through Certificates, 4.50%, due 8/1/18                 AGY     AGY          21
    71 Pass-Through Certificates, 5.00%, due 5/1/18 & 8/1/33        AGY     AGY          68
   144 Pass-Through Certificates, 5.50%, due 9/1/17 - 8/1/33        AGY     AGY         139
   103 Pass-Through Certificates, 6.00%, due 4/1/17 - 12/1/33       AGY     AGY         103
    56 Pass-Through Certificates, 6.50%, due 3/1/16 - 1/1/32        AGY     AGY          57
     8 Pass-Through Certificates, 7.00%, due 6/1/32                 AGY     AGY           8
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   161 Pass-Through Certificates, 4.50%, due 5/15/34 & 6/15/34      AGY     AGY         150
 1,700 Pass-Through Certificates, 5.00%, due 4/15/35 & 12/1/99      AGY     AGY       1,606
    11 Pass-Through Certificates, 6.50%, due 7/15/32                AGY     AGY          11
     8 Pass-Through Certificates, 7.00%, due 8/15/32                AGY     AGY           9
     3 Pass-Through Certificates, 7.50%, due 7/15/32                AGY     AGY           4
                                                                                     ------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $2,873)                                 2,827
                                                                                     ------
CORPORATE DEBT SECURITIES (31.7%)
    75 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13          Ba3     BB-          81(n)
    45 Airgas, Inc., Guaranteed Senior Subordinated Notes,
       9.13%, due 10/1/11                                           Ba2     BB-          47
   100 Alcoa, Inc., Notes, 4.25%, due 8/15/07                        A2     A-           99(OO)
    50 Allied Waste North America, Inc., Guaranteed Senior
       Secured Notes, Ser. B, 9.25%, due 9/1/12                      B2     BB-          54
    30 AMC Entertainment, Inc., Guaranteed Notes, Ser. B,
       8.63%, due 8/15/12                                            B2     B-           31
    60 American Real Estate Partners, L.P., Senior Notes,
       8.13%, due 6/1/12                                            Ba2     BB           62
    60 AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%,
       due 5/20/15                                                   B1                  60
    85 Arch Western Finance Corp., Senior Notes, 6.75%, due
       7/1/13                                                       Ba3     BB-          84
    75 Associates Corp. NA, Senior Notes, 6.25%, due 11/1/08        Aa1     AA-          77
    10 Autonation, Inc., Guaranteed Floating Rate Notes, 7.05%,
       due 7/17/06                                                  Ba2     BB+          10(n)(u)


See Notes to Schedule of Investments   11

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

PRINCIPAL AMOUNT                                                      RATING          VALUE +
(000'S OMITTED)                                                   MOODY'S   S&P   (000'S OMITTED)
$   25 Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14       Ba2     BB+       $25(n)
    10 Avis Budget Car Rental, LLC, Senior Notes, 7.75%, due
       5/15/16                                                      Ba3     BB-        10(n)
    40 Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12            Ba2      BB        40
    40 Bank of America Corp., Subordinated Notes, 6.80%, due
       3/15/28                                                      Aa3      A+        42
    20 Bank One Corp., Subordinated Notes, 7.88%, due 8/1/10         A1      A         22
    60 Charter Communications Operating LLC, Senior Notes,
       8.00%, due 4/30/12                                            B2      B-        60(n)
    80 Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16          Ba1     BB+        80
    85 Chesapeake Energy Corp., Senior Notes, 7.50%, due
       9/15/13                                                      Ba2      BB        87
    30 Chukchansi Economic Development Authority, Senior Notes,
       8.00%, due 11/15/13                                           B2     BB-        31(n)
    75 Cisco Systems, Inc., Senior Unsecured Notes, 5.50%, due
       2/22/16                                                       A1      A+        73
    85 Citigroup, Inc., Senior Notes, 4.13%, due 2/22/10            Aa1     AA-        81
    55 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10             B1      B+        57
    45 Coca-Cola Enterprises, Inc., Debentures, 6.95%, due
       11/15/26                                                      A2      A         48
    55 ConocoPhillips Corp., Notes, 8.75%, due 5/25/10               A1      A-        61
    25 Constellation Energy Group, Inc., Notes, 6.35%, due
       4/1/07                                                       Baa1    BBB        25
    35 Crown Americas LLC, Senior Notes, Ser. B, 7.75%, due
       11/15/15                                                      B1      B         36(n)
    60 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due
       7/15/09                                                       B2      B+        62
    85 DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
       6.50%, due 11/15/13                                           A3     BBB        86
   150 DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes,
       8.50%, due 1/18/31                                            A3     BBB       174(OO)
    60 Dean Foods Co., Senior Notes, 6.63%, due 5/15/09             Ba2     BB-        60
    50 Dex Media West LLC, Senior Subordinated Notes, Ser. B,
       9.88%, due 8/15/13                                            B2      B         55
    95 Dex Media, Inc., Notes, 8.00%, due 11/15/13                   B3      B         98
   100 Diageo Capital PLC, Notes, 3.50%, due 11/19/07                A3      A-        97
    80 DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13       Ba2     BB-        86
    60 Dobson Cellular Systems, Secured Notes, 8.38%, due
       11/1/11                                                       B1      B-        64
    30 Dollarama Group L.P., Senior Subordinated Notes, 8.88%,
       due 8/15/12                                                   B3      B-        30(n)
   100 Dominion Resources, Inc., Notes, 4.13%, due 2/15/08          Baa2    BBB        98
   100 Dow Chemical, Notes, 5.00%, due 11/15/07                      A3      A-        99
    35 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08         Ba3     BB-        34(OO)
    30 EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14     Ba3     BB-        29
    20 EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16      Ba3     BB-        20(n)
    60 Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11       B1      B+        68
    60 El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
       due 8/1/10                                                    B1      B         62
    35 Elan Financial PLC, Guaranteed Floating Rate Notes,
       8.75%, due 5/15/06                                            B3      B         35(u)
    30 Equistar Chemicals, L.P., Senior Notes, 10.63%, due
       5/1/11                                                        B2     BB-        33
    70 Ferrellgas, L.P., Senior Notes, 6.75%, due 5/1/14            Ba3      B+        67
    50 Flextronics Intl., Ltd., Senior Subordinated Notes,
       6.50%, due 5/15/13                                           Ba2     BB-        49
    90 Ford Motor Credit Co., Senior Notes, 4.95%, due 1/15/08      Ba2     BB-        84
    10 Ford Motor Credit Co., Notes, 7.38%, due 10/28/09            Ba2     BB-         9
    50 Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08           Ba3      B+        52
    35 France Telecom SA, Notes, 7.75%, due 3/1/11                   A3      A-        38

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
$       55 Freescale Semiconductor Inc., Senior Notes, 6.88%, due 7/15/11                Ba1     BBB-      $ 56
        20 Freescale Semiconductor Inc., Senior Notes, 7.13%, due 7/15/14                Ba1     BBB-        20
        45 General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.00%,
           due 6/15/12                                                                   Aaa      AAA        46
        90 General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07                     Ba1      BB         89
       120 General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11                    Ba1      BB        112
       115 Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                          Aa3      A+        113
        20 Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15                    B3      B-         21
        25 Grant Prideco, Inc., Senior Unsecured Notes, Ser. B, 6.13%, due 8/15/15       Ba2      BB         24
        90 HCA, Inc., Senior Unsecured Notes, 5.50%, due 12/1/09                         Ba2      BB+        88
        75 Home Depot, Inc., Senior Unsecured Notes, 5.40%, due 3/1/16                   Aa3      AA         73
        55 Host Marriott L.P., Senior Notes, Ser. M, 7.00%, due 8/15/12                  Ba2      BB-        56
        50 Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11                          B3      B-         52
       100 Household Finance Corp., Notes, 4.63%, due 1/15/08                            Aa3       A         99
        50 IMC Global, Inc., Guaranteed Notes, Ser. B,10.88%, due 6/1/08                 Ba3      BB         54
       100 Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%,
           due 1/15/15                                                                    B2      B+        104
        35 International Bank for Reconstruction & Development, Notes, 3.63%,
           due 5/21/13                                                                   Aaa      AAA        32
       125 J.P. Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08                      Aa3      A+         121(OO)
        30 Jean Coutu Group PJC, Inc., Senior Notes, 7.63%, due 8/1/12                    B3      B-         30
        30 Kerr-McGee Corp., Secured Notes, 6.88%, due 9/15/11                           Ba3      BB+        31
        20 Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15            B3      B-         19(n)
        85 L-3 Communications Corp., Guaranteed Senior Subordinated Notes, 7.63%,
           due 6/15/12                                                                   Ba3      BB+        88
        20 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13                        Ba3       B         20
        40 LIN Television Corp., Senior Subordinated Notes, 6.50%, due 5/15/13            B1      B-         37
        30 Majestic Star Casino LLC, Guaranteed Notes, 9.50%, due 10/15/10                B2      BB-        32
        30 Massey Energy Co., Senior Notes, 6.63%, due 11/15/10                           B1      BB-        30
        40 Massey Energy Co., Senior Notes, 6.88%, due 12/15/13                           B1      BB-        39(n)
        30 Mediacom Capital Corp., Senior Notes, 9.50%, due 1/15/13                       B3       B         31
       120 Merrill Lynch & Co., Notes, 5.00%, due 1/15/15                                Aa3      A+        113(OO)
        40 Methanex Corp., Senior Notes, 8.75%, due 8/15/12                              Ba1     BBB-        44
        50 MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09                        Ba2      BB         49
        15 Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%,
           due 5/1/11                                                                     B2      B-         16
        40 Mirant North America LLC, Senior Notes, 7.38%, due 12/31/13                    B1      B-         40(n)
        85 Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%, due 7/15/09          Ba3      B+         84
        60 Monitronics International, Inc., Senior Subordinated Notes, 11.75%,
           due 9/1/10                                                                     B3      B-         60
        30 Mylan Laboratories, Inc., Guaranteed Notes, 6.38%, due 8/15/15                Ba1      BB+        29
        65 Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11                     Ba2      BB+        68
        40 Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16       Ba3      BB-        39


See Notes to Schedule of Investments   13

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
$       75 Nextel Communications, Inc., Senior Notes, Ser. E, 6.88%, due 10/31/13        Baa2     A-        $ 77
        25 Norfolk Southern Corp., Senior Notes, 6.00%, due 4/30/08                      Baa1    BBB+         25
        40 Norfolk Southern Corp., Senior Notes, 7.80%, due 5/15/27                      Baa1    BBB+         47
        55 Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                                B1       B          53(n)
        30 NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16                          B1      B-          30
        30 Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.88%,
           due 2/15/09                                                                    B1      BB-         31
        20 Park Place Entertainment Corp., Senior Notes, 7.50%, due 9/1/09              Baa3     BBB-         21
        25 Park Place Entertainment Corp., Senior Subordinated Notes, 8.13%,
           due 5/15/11                                                                   Ba1      BB+         27
        65 Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%, due 3/15/13     Ba2      BB-         66
        45 Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                              Ba2      BB-         46
        50 PNC Funding Corp., Guaranteed Notes, 5.75%, due 8/1/06                         A2       A          50
        15 PQ Corp., Guaranteed Notes, 8.00%, due 2/15/13                                 B3       B-         14(n)
        30 Pride International, Inc., Senior Notes, 7.38%, due 7/15/14                   Ba2      BB-         31
        10 Primedia, Inc., Floating Rate Senior Notes, 10.12%, due 5/15/06                B2       B          10(u)
        55 Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11                           B2       B          53
        75 Province of Ontario, Senior Unsubordinated Notes, 5.50%, due 10/1/08          Aa2      AA          75
       105 Qwest Corp., Notes, 8.88%, due 3/15/12                                        Ba3      BB         115
        50 Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12                          Ba2      BB+         53
        50 Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12                     Ba2      BB          52
        30 Royal Caribbean Cruises, Senior Notes, 8.00%, due 5/15/10                     Ba1     BBB-         32
        30 San Pasqual Casino, Notes, 8.00%, due 9/15/13                                  B2      B+          30(n)
        30 Sensata Technologies BV, Senior Notes, 8.00%, due 5/1/14                       B2                  30(n)
        53 Service Corp. International, Senior Notes, 7.70%,due 4/15/09                  Ba3      BB          54
        60 Shaw Communications, Inc., Senior Notes, 8.25%, due 4/11/10                   Ba2      BB+         63
        45 Sierra Pacific Power Co., General Refunding Mortgage Notes,
           6.25%, due 4/15/12                                                            Ba1      BB          45
        35 Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11                       Ba2      BB          34
        75 Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07                   Baa2      A-          75
        10 Starwood Hotels & Resorts Worldwide, Guaranteed Notes, 7.38%, due 5/1/07      Ba1      BB+         10
        85 Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12                        Ba2      BB-         83
        50 Stena AB, Senior Notes, 7.00%, due 12/1/16                                    Ba3      BB-         47
        40 Stewart Enterprises, Inc., Senior Notes, 7.75%, due 2/15/13                    B1      B+          38(n)
        30 Sungard Data Systems, Inc., Senior Unsecured Notes, 9.13%, due 8/15/13         B3      B-          32(n)
        55 Target Corp., Senior Unsecured Notes, 7.50%, due 8/15/10                       A2      A+          59
        85 TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10                           Ba2      BB          89
        25 Texaco Capital, Inc., Debentures, 8.00%, due 8/1/32                           Aa2      AA          31
        25 Transcontinental Gas PipeLine, Notes, Ser. B, 7.00%, due 8/15/11              Ba2      B+          26
        30 Transcontinental Gas PipeLine, Senior Notes, 6.40%, due 4/15/16               Ba2      B+          30(n)
        60 TXU Corp., Senior Notes, Ser. O, 4.80%, due 11/15/09                          Ba1      BB+         58
        30 United Rentals N.A., Inc., Guaranteed Notes, 6.50%, due 2/15/12                B3      B+          29


See Notes to Schedule of Investments   14

SCHEDULE OF INVESTMENTS Strategic Income Fund cont'd

PRINCIPAL AMOUNT                                                                           RATING           VALUE +
(000'S OMITTED)                                                                        MOODY'S    S&P   (000'S OMITTED)
$       60 US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12                        B2      B-       $    64
        70 Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10                       Ba2      BB+           70
        70 Verizon Global Funding Corp., Senior Unsecured Notes, 7.38%, due 9/1/12        A3       A            75
        25 Videotron Ltee, Guaranteed Notes, 6.88%, due 1/15/14                          Ba3      B+            25
       100 Wells Fargo Co., Subordinated Notes, 6.25%, due 4/15/08                       Aa2      A+           102
        60 WMG Holdings Corp., Senior Notes, Step-Up 0.00%/9.50%, due 12/15/14            B3      B-            44
        45 Xerox Corp., Senior Notes, 7.63%, due 6/15/13                                 Ba2      BB+           47
                                                                                                           -------
           TOTAL CORPORATE DEBT SECURITIES (COST $7,343)                                                     7,229
                                                                                                           -------
FOREIGN GOVERNMENT SECURITIES^^ (17.2%)
EUR    129 Belgium Kingdom, Bonds, 3.00%, due 3/28/10                                    Aa1      AA+          159
EUR     33 Bundesobligation, Bonds, 4.00%, due 2/16/07                                   Aaa      AAA           42
CAD    186 Canadian Government, Bonds, 7.25%, due 6/1/07                                          AAA          172
CAD     51 Canadian Government, Bonds, 8.00%, due 6/1/27                                          AAA           66
EUR    421 France Government, Bonds, 4.00%, due 10/25/13                                 Aaa      AAA          536
JPY 27,000 Inter-American Development Bank, 1.90%, due 7/8/09                            Aaa      AAA          243
JPY 23,000 Japan Development Bank, Bonds, 1.05%, due 6/20/23                                                   167
JPY 20,000 Japan Fin. Corp. Municipal Ent., 1.35%, due 11/26/13                          Aaa      AA-          171
JPY 17,000 KFW, Guaranteed Notes, 2.05%, due 2/16/26                                     Aaa      AAA          144
EUR     44 Netherlands Kingdom, Bonds, 4.00%, due 1/15/37                                Aaa      AAA           53
JPY 17,000 Quebec Province, Bonds, 1.60%, due 5/9/13                                               A+          147
JPY 23,000 Republic of Austria, Bonds, 3.75%, due 2/3/09                                 Aaa      AAA          218
EUR    445 Republic of Germany, Bonds, 5.50%, due 1/4/31                                 Aaa      AAA          672
JPY 19,000 Republic of Italy, Bonds, 1.80%, due 2/23/10                                  Aa2      AA-          171
EUR    450 Spain Government, Bonds, 5.00%, due 7/30/12                                   Aaa      AAA          603
GBP     90 U K Treasury, Bonds, 5.75%, due 12/7/09                                       Aaa      AAA          170
GBP    105 U K Government, 4.00%, due 9/7/16                                             Aaa      AAA          181
                                                                                                           -------
           TOTAL FOREIGN GOVERNMENT SECURITIES (COST $3,750)                                                 3,915
                                                                                                           -------
REPURCHASE AGREEMENTS (10.7%)
     2,450 State Street Bank and Trust Co., Repurchase Agreement, 4.45%,
           due 5/1/06, dated 4/28/06, Maturity Value $2,450,909 Collateralized by
           $2,480,000 Federal Home Loan Bank, 4.88%, due 5/15/07
           (Collateral Value $2,526,604) (COST $2,450)                                                       2,450#
                                                                                                           -------
NUMBER OF SHARES
SHORT-TERM INVESTMENTS (2.0%)
   450,973 Neuberger Berman Prime Money Fund Trust Class (COST $451)                                           451@#
                                                                                                           -------
           TOTAL INVESTMENTS (106.7%) (COST $23,533)                                                        24,293 ##
           Liabilities, less cash, receivables and other assets [(6.7%)]                                    (1,526)
                                                                                                           -------
           TOTAL NET ASSETS (100%)                                                                         $22,767
                                                                                                           -------


See Notes to Schedule of Investments   15

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Strategic Income Fund (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other debt securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2006, the cost of investments for U.S. federal income tax purposes was $23,657,000. Gross unrealized appreciation of investments was $1,134,000 and gross unrealized depreciation of investments was $498,000, resulting in net unrealized appreciation of $636,000, based on cost for U.S. federal income tax purposes.

*    Non-income producing security.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $628,000 or 2.8% of net assets for the Fund.


See Notes to Financial Statements      16

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

++++ The following securities were held in escrow at April 30, 2006, to cover outstanding call options written:

                                   MARKET VALUE     PREMIUM    MARKET VALUE
SHARES   SECURITIES AND OPTIONS   OF SECURITIES   ON OPTIONS    OF OPTIONS
2,000    Bank of America
         August 2006 @ 50            $100,000       $1,000        $ 3,000
2,000    Dover Corp.
         June 2006 @ 45                99,000        2,000         10,000
2,500    Duke Energy.
         October 2006 @ 32.5           73,000        1,000          1,000
1,000    Exxon Mobil
         October 2006 @ 70             63,000        1,000          1,000
1,500    First Data
         November 2006 @ 52.5          72,000        2,000          2,000
2,000    General Dynamics
         May 2006 @ 62.5              131,000        2,000          4,000
1,500    Praxair, Inc.
         July 2006 @ 60                84,000        1,000          1,000
3,000    Sprint Nextel
         May 2006 @ 27.5               74,000        1,000              0

^^ Principal amount is stated in the currency in which the security is denominated.
     CAD = Canadian Dollar
     EUR = Euro Currency
     GBP = Great Britain Pound
     JPY = Japanese Yen

^    Not rated by a nationally recognized statistical rating organization.

(OO) All or a portion of this security is segregated as collateral for forward foreign currency contracts and/or written options.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2006.


See Notes to Financial Statements      17

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                          STRATEGIC
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                             INCOME FUND
ASSETS

   INVESTMENTS IN SECURITIES, AT VALUE* (NOTES A& F)--SEE SCHEDULE OF INVESTMENTS:
------------------------------------------------------------------------------------------------
   Unaffiliated issuers                                                                  $21,392
------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                        451
------------------------------------------------------------------------------------------------
   Repurchase agreements                                                                   2,450
================================================================================================
                                                                                          24,293
------------------------------------------------------------------------------------------------
   Foreign currency                                                                           40
------------------------------------------------------------------------------------------------
   Dividends and interest receivable                                                         233
------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                            254
------------------------------------------------------------------------------------------------
   Receivable from administrator--net (Note B)                                                38
================================================================================================
TOTAL ASSETS                                                                              24,858
================================================================================================
LIABILITIES

   Due to custodian                                                                           27
------------------------------------------------------------------------------------------------
   Option contracts written, at market value (Note A)                                         22
------------------------------------------------------------------------------------------------
   Net payable for forward foreign currency exchange contracts (Note C)                      128
------------------------------------------------------------------------------------------------
   Payable for securities purchased                                                        1,847
------------------------------------------------------------------------------------------------
   Payable to investment manager (Notes A & B)                                                11
------------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                                        56
================================================================================================
TOTAL LIABILITIES                                                                          2,091
================================================================================================
NET ASSETS AT VALUE                                                                      $22,767
================================================================================================
NET ASSETS CONSIST OF:

   Paid-in capital                                                                       $21,805
   ---------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                                (11)
   ---------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                    349
   ---------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments                        624
   =============================================================================================
NET ASSETS AT VALUE                                                                      $22,767
================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                          2,221
================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                 $ 10.25
================================================================================================
*COST OF INVESTMENTS:

   Unaffiliated issuers                                                                  $23,082
   ---------------------------------------------------------------------------------------------
   Affiliated issuers                                                                        451
   ---------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                $23,533
================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                                           $    39
================================================================================================


See Notes to Financial Statements      18

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                            STRATEGIC
(000'S OMITTED)                                                        INCOME FUND

INVESTMENT INCOME

INCOME (NOTE A):

Interest income--unaffiliated issuers                                        $ 451
----------------------------------------------------------------------------------
Dividend income--unaffiliated issuers                                           85
----------------------------------------------------------------------------------
Income from investments in affiliated issuers (Notes A & F)                      5
----------------------------------------------------------------------------------
Foreign taxes witheld                                                           (1)
==================================================================================
Total income                                                                   540
==================================================================================

EXPENSES:

Investment management fee (Notes A & B)                                         74
----------------------------------------------------------------------------------
Administration fee (Note B)                                                     18
----------------------------------------------------------------------------------
Audit fees                                                                      19
----------------------------------------------------------------------------------
Custodian fees (Note B)                                                         73
----------------------------------------------------------------------------------
Insurance expense                                                                1
----------------------------------------------------------------------------------
Legal fees                                                                      32
----------------------------------------------------------------------------------
Registration and filing fees                                                    16
----------------------------------------------------------------------------------
Shareholder reports                                                             13
----------------------------------------------------------------------------------
Shareholder servicing agent fees                                                11
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                     14
----------------------------------------------------------------------------------
Miscellaneous                                                                    3
==================================================================================

Total expenses                                                                 274

Expenses reimbursed by administrator (Note B)                                 (168)

Expenses reduced by custodian fee expense offset and commission recapture
   arrangements (Note B)                                                        (2)
==================================================================================
Total net expenses                                                             104
==================================================================================
Net investment income (loss)                                                   436
==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)

Net realized gain (loss) on:

   Sales of investment securities of unaffiliated issuers                      470
   -------------------------------------------------------------------------------
   Sales of investment securities of affiliated issuers                         --
   -------------------------------------------------------------------------------
   Option contracts written                                                     33
   -------------------------------------------------------------------------------
   Foreign currency                                                             11
   -------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:

   Unaffiliated investment securities                                          160
   -------------------------------------------------------------------------------
   Option contracts wriiten                                                     --
   -------------------------------------------------------------------------------
   Foreign currency                                                           (145)
   ===============================================================================
Net gain (loss) on investments                                                 529
==================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $ 965
==================================================================================


See Notes to Financial Statements      19

STATEMENT OF CHANGES IN NET ASSETS

                                                                        STRATEGIC INCOME FUND
                                                                      -------------------------
                                                                      Six Months           Year
NEUBERGER BERMAN INCOME FUNDS                                              Ended          Ended
(000'S OMITTED)                                                        April 30,    October 31,
                                                                            2006           2005
                                                                      (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                             $   436        $ 1,061
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      514          2,160
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments           15         (1,052)
===============================================================================================
Net increase (decrease) in net assets resulting from operations              965          2,169
===============================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):

Net investment income                                                       (594)        (1,232)
-----------------------------------------------------------------------------------------------
Net realized gain on investments                                          (1,963)          (230)
===============================================================================================
Total distributions to shareholders                                       (2,557)        (1,462)
===============================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):

Proceeds from shares sold                                                  1,700          9,241
-----------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                  1,679          1,016
-----------------------------------------------------------------------------------------------
Payments for shares redeemed                                              (5,216)       (14,145)
===============================================================================================
Net increase (decrease) from Fund share transactions                      (1,837)        (3,888)
===============================================================================================

NET INCREASE (DECREASE) IN NET ASSETS                                     (3,429)        (3,181)

NET ASSETS:

Beginning of period                                                       26,196         29,377
===============================================================================================
End of period                                                            $22,767        $26,196
===============================================================================================
Undistributed net investment income (loss) at end of period              $   (11)       $   147
===============================================================================================


See Notes to Financial Statements      20

NOTES TO FINANCIAL STATEMENTS Strategic Income Fund

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Strategic Income Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund offers Institutional Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The Fund may invest in foreign securities denominated in foreign currency. The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, mortgage dollar rolls, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

                            DISTRIBUTIONS PAID FROM:

                               LONG-TERM     TAX RETURN
         ORDINARY INCOME      CAPITAL GAIN   OF CAPITAL          TOTAL
        2005         2004     2005    2004  2005   2004     2005          2004
     $1,461,463   $1,171,018   $--     $--   $--    $--  $1,461,463   $1,171,018

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                      UNDISTRIBUTED    UNREALIZED        LOSS
      UNDISTRIBUTED     LONG-TERM     APPRECIATION   CARRYFORWARDS
     ORDINARY INCOME      GAIN       (DEPRECIATION)  AND DEFERRALS     TOTAL
         $943,893       $1,184,507      $426,403          $--        $2,554,803

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, amortization of bond premium, and mark to market on certain foreign currency transactions.

6 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. The Fund generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Distributions from net realized capital gains, if any, are generally distributed in December. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

     The Fund invests a portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the

     Fund's fiscal year-end. At April 30, 2006, the Fund estimated these amounts for the period January 1, 2006 through April 30, 2006 within the financial statements since the 2006 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2005, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or the Trust, are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 CALL OPTIONS: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of written option transactions for the six months ended April 30, 2006:

                                                             NUMBER   VALUE WHEN
                                                                        WRITTEN
     Contracts outstanding 10/31/2005                        40,000    $ 30,000
     Contracts written                                       27,000      21,000
     Contracts expired                                      (28,500)    (18,000)
     Contracts exercised                                     (9,500)   (12,0000)
     Contracts closed                                       (14,500)    (10,000)
                                                            -------    --------
     Contracts outstanding 4/30/2006                         14,500    $ 11,000
                                                            -------    --------

10 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 20% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

11 SECURITY LENDING: Effective October 4, 2005, the Fund entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund and assisted the Fund in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to the Fund. Currently the Fund is not guaranteed any particular level of income from the program.

     Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund invests the cash collateral in the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program, if any, represents income earned on the cash collateral and, where necessary, payment under the guarantee for the Fund, less fees and expenses associated with the loans. For the six months ended April 30, 2006, the Fund had no securities out on loan.

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

14 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause it to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the six months ended April 30, 2006, the Fund did not enter into financial futures contracts. At April 30, 2006, the Fund did not have any open positions in financial futures contracts.

15   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2006, management fees waived under this Arrangement amounted to $98. For the six months ended

     April 30, 2006, income earned under this Arrangement amounted to $5,220 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

16 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION
     ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at an annual rate of 0.60% of its average daily net assets.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                   CONTRACTUAL
                                               REIMBURSEMENT FROM
                 CONTRACTUAL                 MANAGEMENT FOR THE SIX
                   EXPENSE                        MONTHS ENDED
CLASS           LIMITATION(1)   EXPIRATION       APRIL 30, 2006
INSTITUTIONAL       0.85%        10/31/16           $168,221

     (1)  Expense limitation per annum of the average daily net assets.

     The Institutional Class of the Fund has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayments are made within three years after the year in which Management issued the reimbursement.

     During the six months ended April 30, 2006, there was no reimbursement to Management. At April 30, 2006, the Fund had a contingent liability to Management under the agreement of $911,044 of which $204,845 expires in 2006, $240,824 expires in 2007, $297,154 expires in 2008, and $168,221 expires in 2009.

     Management and Neuberger Berman LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Institutional Class of the Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the share class.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $1,085.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $693.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) for the six months ended April 30, 2006 were as follows:

                                                                  SALES AND
                                                                  MATURITIES
  PURCHASES OF    PURCHASES EXCLUDING   SALES AND MATURITIES      EXCLUDING
U.S. GOVERNMENT     U.S. GOVERNMENT      OF U.S. GOVERNMENT    U.S. GOVERNMENT
   AND AGENCY          AND AGENCY            AND AGENCY           AND AGENCY
  OBLIGATIONS         OBLIGATIONS            OBLIGATIONS         OBLIGATIONS
   $3,384,424         $10,083,161            $3,476,419          $11,441,696

     During the six months ended April 30, 2006, the Fund had entered into various contracts to deliver currencies at specified future dates. At April 30, 2006, open contracts were as follows:

                                                                            NET UNREALIZED
                                    IN EXCHANGE   SETTLEMENT                 APPRECIATION
BUY                  CONTRACTS          FOR          DATE         VALUE     (DEPRECIATION)
JAPANESE YEN       8,000,000 JPY      $70,485       7/19/06      $71,128         $643

                                                                            NET UNREALIZED
                                    IN EXCHANGE   SETTLEMENT                 APPRECIATION
SELL                 CONTRACTS          FOR          DATE         VALUE     (DEPRECIATION)
CANADIAN DOLLAR   275,000 CAD       $  241,288      7/19/06    $  246,002      $ (4,714)
EURO DOLLAR       2,013,000EUR       2,483,917      7/19/06     2,554,266       (70,349)
JAPANESE YEN      22,000,000 JPY       188,841       6/9/06       194,518        (5,677)
JAPANESE YEN      131,716,000 JPY    1,132,745      7/19/06     1,171,088       (38,343)
POUND STERLING    198,200GBP           351,974      7/19/06       361,512        (9,538)

     During the six months ended April 30, 2006, brokerage commissions on securities transactions amounted to $8,901, of which Neuberger received $375, Lehman received $2,565, and other brokers received $5,961.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended April 30, 2006 and the year ended October 31, 2005 was as follows:

                 FOR THE SIX MONTHS ENDED APRIL 30, 2006       FOR THE YEAR ENDED OCTOBER 31, 2005
                -----------------------------------------   -----------------------------------------
                             SHARES                                      SHARES
                           ISSUED ON                                   ISSUED ON
                          REINVESTMENT                                REINVESTMENT
                          OF DIVIDENDS                                OF DIVIDENDS
(000'S          SHARES        AND         SHARES            SHARES        AND         SHARES
OMITTED)         SOLD    DISTRIBUTIONS   REDEEMED   TOTAL    SOLD    DISTRIBUTIONS   REDEEMED   TOTAL
Institutional
Class             160         165          (507)    (182)     852          93         (1,282)   (337)

     NOTE E--LINE OF CREDIT:

     At April 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2006. During the six months ended April 30, 2006, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                     INCOME FROM
                                                                                     INVESTMENTS
                    BALANCE OF     GROSS                   BALANCE OF               IN AFFILIATED
                   SHARES HELD   PURCHASES      GROSS     SHARES HELD     VALUE        ISSUERS
                   OCTOBER 31,      AND       SALES AND    APRIL, 30    APRIL 30,    INCLUDED IN
NAME OF ISSUER         2005      ADDITIONS   REDUCTIONS       2006         2006      TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**        371,428     3,562,320    3,482,775     450,973      $450,973       $5,220
                                                                         --------       ------
TOTAL                                                                    $450,973       $5,220
                                                                         --------       ------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Strategic Income Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                 PERIOD FROM
                                                                   SIX MONTHS ENDED                            JULY 11, 2003^
INSTITUTIONAL CLASS                                                    APRIL 30,      YEAR ENDED OCTOBER 31,   TO OCTOBER 31,
                                                                   ----------------   ----------------------   --------------
                                                                         2006             2005      2004            2003
                                                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.90            $10.72   $ 10.11         $10.00
                                                                       ------            ------   -------         ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                             .18               .37       .36            .10
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)          .22               .34       .69            .09
                                                                       ------            ------   -------         ------
TOTAL FROM INVESTMENT OPERATIONS                                          .40               .71      1.05            .19
                                                                       ------            ------   -------         ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                    (.25)             (.45)     (.44)          (.08)
FROM NET CAPITAL GAINS                                                   (.80)             (.08)       --             --
                                                                       ------            ------   -------         ------
TOTAL DISTRIBUTIONS                                                     (1.05)             (.53)     (.44)          (.08)
                                                                       ------            ------   -------         ------
NET ASSET VALUE, END OF PERIOD                                         $10.25            $10.90   $ 10.72         $10.11
                                                                       ------            ------   -------         ------
TOTAL RETURN+++                                                         +3.84%**          +6.68%   +10.65%         +1.95%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                $ 22.8            $26.2    $  29.4         $ 23.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                            .86%*            .86%       .85%           .85%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                             .85%*            .85%       .84%           .84%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              3.54%*           3.43%      3.44%          3.51%*
PORTFOLIO TURNOVER RATE                                                    60%**            89%        85%            34%**


See Notes to Financial Highlights      29

NOTES TO FINANCIAL HIGHLIGHTS Strategic Income Fund

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                                    PERIOD FROM
SIX MONTHS ENDED                                                   JULY 11, 2003
    APRIL 30,                            YEAR ENDED OCTOBER 31,   TO OCTOBER 31,
      2006                                    2005   2004              2003
2.22%                                         1.82%  1.72%             3.77%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated based on the average number of shares outstanding during each fiscal period.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SUPPORT SERVICES
800.366.6264
www.nb.com

[GRAPHIC] BO586 06/06

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

Semi-Annual Report
April 30, 2006

Neuberger Berman
INCOME FUNDS

INVESTOR CLASS SHARES

TRUST CLASS SHARES

Cash Reserves

Government Money Fund

High Income Bond Fund

Limited Maturity Bond Fund

Municipal Securities Trust

CONTENTS

THE FUNDS

CHAIRMAN'S LETTER                                                              2

PORTFOLIO COMMENTARY
Cash Reserves                                                                  4
Government Money Fund                                                          6
High Income Bond Fund                                                          8
Limited Maturity Bond Fund                                                    10
Municipal Securities Trust                                                    12
Fund Expense Information                                                      16

SCHEDULE OF INVESTMENTS
Cash Reserves                                                                 18
Government Money Fund                                                         20
High Income Bond Fund                                                         22
Limited Maturity Bond Fund                                                    26
Municipal Securities Trust                                                    29

FINANCIAL STATEMENTS                                                          34

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Cash Reserves                                                                 49
Government Money Fund                                                         50
High Income Bond Fund                                                         51
Limited Maturity Bond Fund                                                    52
Municipal Securities Trust                                                    53
DIRECTORY                                                                     56
PROXY VOTING POLICIES AND PROCEDURES                                          57
QUARTERLY PORTFOLIO SCHEDULE                                                  57

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CHAIRMAN'S LETTER

                                                                         [PHOTO]

Dear Fellow Shareholder,

The fixed income markets have endured unsettled times recently, as all eyes have focused on the Federal Reserve and whether its long campaign to raise interest rates may finally come to an end.

For the better part of a year, investors have speculated as to how much and for how long the Fed would need to raise its overnight lending rate to find the elusive "neutral" level that would inhibit inflation without stifling economic growth. Few definitive answers have been available, however, as data releases appeared to turn bullish or bearish at every turn.

At times, the performance of longer maturity bonds seemed to reflect the belief that inflation was well under control or, alternatively, that a recession was on the horizon, as yields on long bonds failed to respond to interest rate hikes for an extended stretch in 2005. Indeed, an already flattened yield curve became inverted in December, with yields on long-term Treasuries falling below those of their shorter term counterparts. This inversion proved short-lived, however, when strong economic numbers released in first quarter 2006 caused long rates to move up and it became clearer that the Fed would take a hard line to contain inflation.

More recently, inflation data appear to have provided some comfort to the market, which is increasingly confident that the Fed is nearing the end -- or at least a pause -- in its tightening cycle. And with rates at higher levels than have been seen in some time, opportunities for yield based returns have improved. Still, inflation concerns have not disappeared entirely. And with rates rising globally, the dollar is stumbling, potentially posing a challenge for U.S. bonds as dollar-denominated assets become less attractive to foreign investors.

In this less-than-certain environment, I'm proud to say that our portfolio managers have proceeded with the skill and perspective that you've come to expect. Protecting client assets is foremost in their minds at times like these, when the vagaries of the economy and the markets can prove hazardous to the careless or naive. Our managers have been proactive in adjusting durations to current market realities and focusing on quality to

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

insulate investors from market swings. At the same time, they have sought to make their portfolios more nimble in the face of changing interest rates and to watch for opportunities posed by the markets and individual issues.

From a broader perspective, our Firm has also been looking out for shareholder interests by expanding our product offerings and strengthening our portfolio management teams. Last year, for example, we added the Lehman Brothers Core Bond Fund to our mix of products, employing the capabilities of our parent company, Lehman Brothers, and the substantial investment talent of Portfolio Managers Andrew Johnson and Richard Knee. More recently, we have tapped Janet Fiorenza to lead the Lehman Brothers Municipal Money Fund, Ann Benjamin and Tom O'Reilly to guide the Neuberger Berman High Income Fund, and John Donahue and Eric Hiatt to run our Cash Reserves and Government Money Funds. All of these managers have deep expertise in their respective areas. Moreover, the changes have allowed us to leverage the Lehman Brothers and Neuberger Berman fixed income teams to make our operations more effective and better serve our shareholders.

To close, I am delighted to see such highly regarded and talented people working with us, but most importantly, I am confident that they will prove their worth many times over in the months and years to come.

Sincerely,


/s/ Peter Sundman
-----------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS

CASH RESERVES Portfolio Commentary

We are pleased to report that Neuberger Berman Cash Reserves outperformed its benchmark, the iMoneyNet, Inc. Money Fund Report Taxable First Tier Retail Average, for the six months ended April 30, 2006, returning 2.01% compared to the benchmark's 1.80%. The Fund closed the period with a 7-day current yield* of 4.42% and 7-day effective yield of 4.52%.

Over the first couple months of the reporting period, investors were preoccupied with the continued flattening of the yield curve. In late December, the curve inverted (with longer-term investments yielding less than shorter-term investments) for the first time since 2000. Three months later, however, moribund long-term rates finally began showing some signs of life, and the curve returned to a more normal shape for this point in its cycle, with long-term rates starting to edge up in late March.

The retirement of Federal Reserve Chairman Alan Greenspan and his replacement by Ben Bernanke had minimal impact on the markets as new Chairman Bernanke clearly communicated his intention to contain inflation. Still, the Federal Reserve warned market participants not to draw conclusions about the future path of interest rates. On multiple occasions, the Fed reminded investors that the effects of monetary changes tend to emerge after a lag and that any future rate increases would depend on forthcoming data.

Over the course of the six-month period, as rates moved closer towards neutrality, we gradually lengthened the portfolio's weighted average maturity. As of April 30, 2006, the portfolio's weighted average maturity stood at 53.1 days, versus 37.4 days on October 31, 2005. The Fund maintained a target overweight allocation to floating rate securities, which quickly adjusted to changes in interest rates. In addition, we continued our preference for high-quality commercial paper, which has typically provided better relative value than comparable maturity Treasuries and agency securities. At the close of the period, the Fund had 40.6% of assets in commercial paper, 9.7% in floating rate CDs, 3.8% in fixed-rate CDs, 13.2% in fixed-rate medium term notes, and 32.7% in floating rate corporate and bank notes.

As we move forward, we remain focused on the ongoing efforts of the Federal Reserve to bring the overnight lending rate to a neutral level. After 16 consecutive rate increases, we believe that the Fed is at or near an inflection point. As commodity prices continue to grind higher, inflation risks persist to the upside, leaving the Fed the task of striking a delicate balance between sustainable growth and price stability. Our current strategy is to maintain our overall duration discipline, while seeking higher yielding opportunities that could arise should the yield curve continue to steepen. This approach, we believe, will help us in seeking consistent, secure results over the long term.

Sincerely,


/s/ John Donohue
-------------------------------


/s/ Eric Hiatt
-------------------------------
JOHN DONOHUE
AND
ERIC HIATT
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return.

PERFORMANCE HIGHLIGHTS

                                                         FOR THE 7 DAYS ENDED 4/30/06
NEUBERGER BERMAN CASH RESERVES(1,3)  INCEPTION DATE  CURRENT YIELD(2)  EFFECTIVE YIELD(2)

INVESTOR CLASS                           04/12/1988              4.42%               4.52%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT WWW.NB.COM/PERFORMANCE. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 - 7 Days                                                                 22.0%
8 - 30 Days                                                                37.5
31 - 90 Days                                                               21.0
91 - 180 Days                                                              14.7
181+ Days                                                                   4.8

GOVERNMENT MONEY FUND Portfolio Commentary

We are pleased to report that the Neuberger Berman Government Money Fund outperformed its benchmark, the iMoneyNet, Inc. Money Fund Report Government & Agencies Retail Average, for the six months ended April 30, 2006, returning 1.96% compared to the benchmark's 1.82%. The Fund closed the period with a 7-day current yield* of 4.32% and a 7-day effective yield of 4.41%.

Long-term interest rates remained steady early in the reporting period, while short-term rates continued to increase, driven by ongoing rate hikes from the Federal Reserve. This gave rise to intense speculation that the yield curve would invert (with longer term investments yielding less than shorter term investments). The curve did invert in late December, but after deepening somewhat in February, the inversion began to reverse itself as long-term rates finally began to move slowly upwards. The curve returned to a more normal shape at the end of March.

The transition from retiring Federal Reserve Chairman Alan Greenspan to new Chairman Ben Bernanke was handled smoothly and was well anticipated by the markets, as Bernanke clearly communicated his intention to keep inflation restrained and the market anticipated two further rate hikes. At his last meeting, Greenspan created a clean slate for his successor regarding expectations for the pace and level of future rate hikes, by removing his language regarding the need for "measured" action from the Fed's accompanying policy statement. It seems clear to us that the Fed is now at or near the end of the current cycle of tightening. However, the Fed has warned investors not to draw conclusions about the future path of interest rates. On multiple occasions, the Fed has reminded investors that the effects of monetary changes tend to emerge after a lag and that any future rate increases would depend on forthcoming data.

Over the course of the six-month reporting period, as rates moved closer towards neutrality, we gradually lengthened the portfolio's weighted average maturity. As of April 30, 2006, the portfolio's weighted average maturity stood at 63.7 days, versus 38.0 days on October 31, 2005. The Fund maintained a target overweight allocation to floating rate securities, which quickly adjusted to changes in interest rates. As such, the floating rate securities rose from 9% of the portfolio to approximately 31% by period's end. All of the Fund's holdings are in U.S.government agency securities, which provide substantially higher yields than Treasuries, without materially increasing the Fund's risk profile.

As we move forward, we remain focused on the ongoing efforts of the Federal Reserve to bring the overnight lending rate to a neutral level. After 16 consecutive rate increases, we believe that the Fed is at or near an inflection point. As commodity prices continue to grind higher, inflation risks persist to the upside, leaving the Fed the task of striking a delicate balance between sustainable growth and price stability. Our current strategy is to maintain our overall duration discipline, while seeking higher yielding opportunities that could arise should the yield curve continue to steepen. This approach, we believe, will help us in seeking consistent, secure results over the long term.

Sincerely,


/s/ John Donohue
---------------------------


/s/ Eric Hiatt
---------------------------
JOHN DONOHUE
AND ERIC HIATT
PORTFOLIO CO-MANAGERS

*Current yield more closely reflects current earnings than does total return.

PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN                                  FOR THE 7 DAYS ENDED 4/30/06
GOVERNMENT MONEY FUND(3)  INCEPTION DATE  CURRENT YIELD(2)  EFFECTIVE YIELD(2)
INVESTOR CLASS                11/14/1983              4.32%               4.41%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT WWW.NB.COM/PERFORMANCE. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MATURITY DIVERSIFICATION
(% BY MATURITY)

1 - 7 Days                                                                 12.4%
8 - 30 Days                                                                45.5
31 - 90 Days                                                               20.3
91 - 180 Days                                                              14.4
181+ Days                                                                   7.4

HIGH INCOME BOND FUND Portfolio Commentary

For the six months ended April 30, 2006, the Neuberger Berman High Income Bond Fund posted a 2.36% return, versus a 3.10% advance by the Fund's benchmark, the Lehman Brothers Intermediate Ba U.S. High Yield Index.

The benchmark index produced solid returns for the period, despite the Federal Reserve's ongoing campaign to raise short-term interest rates. The market continues to show a strong appetite for yield and risk as lower quality issues outperformed almost uniformly across the high yield market. From a sector perspective, the best performing industries included areas such as airlines, paper and packaging.

Given this backdrop, the Fund's underperformance of the benchmark could be expected, given the relatively higher quality and less cyclical positioning that we have implemented over the last several months. However, the Fund's Health Care and Publishing holdings added value relative to the benchmark.

We continue to believe that 2006 will prove to be a relatively good year for high yield portfolios. Already, the high yield market is outperforming core fixed income assets by a wide margin. While it will likely be difficult to maintain this pace, given the relatively tight spreads and rising interest rates, a reasonably healthy economy and low default rates bode well, in our opinion, for total return prospects in the high yield market.

We intend to maintain the portfolio's positioning in sectors and issues that exhibit more stable cash flows, given the tight spreads in the cyclical sectors. We will also maintain the portfolio's bias to higher quality issues, as we believe that the economy is in the later stages of the market cycle. While we might be slightly early in expressing this view, we are comfortable with the positioning given the relative value currently offered across both quality and sector tiers.

Sincerely,


/s/ ANN H. BENJAMIN
----------------------------------


/s/ THOMAS P. O'REILLY
----------------------------------

ANN H. BENJAMIN
AND
THOMAS P. O'REILLY
SENIOR PORTFOLIO MANAGER

PERFORMANCE HIGHLIGHTS

                                            SIX MONTH
NEBERGER BERMAN               INCEPTION   PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURNS
HIGH INCOME BOND FUND(1,3)      DATE        4/30/2006     1 YEAR   5 YEARS   10 YEARS

INVESTOR CLASS(6)            02/01/1992           2.36%     5.15%     6.42%      7.08%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 6.23%.

RATING SUMMARY

AAA/Government/Government Agency                                            0.0%
AA                                                                          0.0
A                                                                           1.3
BBB                                                                         3.2
BB                                                                         49.7
B                                                                          33.4
CCC                                                                         0.0
CC                                                                          0.0
C                                                                           0.0
D                                                                           0.0
Not Rated                                                                   0.0
Short Term                                                                 12.4

LIMITED MATURITY BOND FUND Portfolio Commentary

For the six months ended April 30, 2006, the Neuberger Berman Limited Maturity Bond Fund Investor Class provided a return of 1.45%, versus 1.41% for the Merrill Lynch 1-3 Year Treasury Index benchmark.

Over the first couple months of the reporting period, investors were preoccupied by the continued flattening of the yield curve, which eventually inverted (with longer term investments yielding less than shorter term investments) in late December. This marked the first inversion of the curve since 2000, and is significant as an inverted yield curve has traditionally been interpreted as a sign of impending recession. However, after an almost three-month inversion, moribund long-term rates finally began showing some signs of life. The curve returned to its normal shape as long-term rates began to edge up towards the end of March.

The retirement of Federal Reserve Chairman Alan Greenspan and his replacement by Ben Bernanke have created some uncertainty as the markets adjust to the new chairman's style of communication. It has appeared to investors that the Fed is finally at or near the end of the current cycle of tightening. However, the Fed has been careful to warn market participants not to make assumptions about the future path of interest rates. The Fed has reiterated several times that the effect of rate hikes on the economy tends to lag their enactment, and that any future rate increases will depend on forthcoming data.

We have continued to maintain a defensive posture, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at a slightly lower level than that of our benchmark index. Our duration posture helped to protect the portfolio from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation was toward AAA-rated mortgage-backed securities. These securities were primarily backed by shorter duration adjustable rate mortgages. At the end of the period, approximately 40% of the Fund was invested in mortgage- backed securities. These purchases were funded through the sale of corporate bonds, asset-backed securities, and U. S. government agency notes. These transactions allowed us to increase the yield of the portfolio and also to increase credit quality.

The economy has remained more resilient than many onlookers would have forecasted, but we are still concerned about the effects of increasing oil prices and the potential for higher inflation. Combined with persistent tightening of monetary policy, this gives us some concern about the increased potential for heightened event risk, as all of these factors may put pressure on issuers. To protect principle, we have focused intently on credit quality, and are maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small (6.1%) allocation to BBB-rated securities.

In our view, it appears that inflation has been fairly well contained thus far; but with core CPI at 2.3% as of April 2006, it is too early to stop worrying about price increases. We believe that the Fed may find it necessary to raise rates again, depending on upcoming economic data.

We expect to remain defensively positioned with regard to duration, and will return to a more neutral stance only when it becomes clearer to us that the Fed's long tightening campaign is at an end. With corporate spreads still tight and heightened event risk continuing to be an issue, we intend to maintain a high-quality bias and avoid exposing the portfolio to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur. We believe that the continued trend of rising interest rates has set the stage for higher future fixed income returns. With higher interest rates and a Fed that is nearing the end of its tightening cycle, we believe that our limited maturity strategy is a very attractive investment.

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management have allowed us to provide our investors with consistent and secure returns over interest rate and market cycles.

Sincerely,

JOHN DUGENSKE
AND
TOM SONTAG
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN                            SIX MONTH
LIMITED MATURITY BOND(1,3)    INCEPTION   PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURNS
                                DATE        4/30/2006     1 YEAR   5 YEARS   10 YEARS

INVESTOR CLASS               06/09/1986       1.45%        2.09%    3.12%      4.38%
TRUST CLASS                  08/30/1993       1.37%        2.01%    3.02%      4.27%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE INVESTOR CLASS SHARES WAS 4.45% AND THE TRUST CLASS SHARES WAS 4.36%.

RATING SUMMARY

AAA/Government/Government Agency                                           61.0%
AA                                                                          6.8
A                                                                          23.3
BBB                                                                         5.6
BB                                                                          0.4
B                                                                           0.0
CCC                                                                         0.0
CC                                                                          0.0
C                                                                           0.0
D                                                                           0.0
Not Rated                                                                   0.0
Short Term                                                                  2.9

MUNICIPAL SECURITIES TRUST Portfolio Commentary

The Federal Reserve raised interest rates four times in the six months ended April 30, 2006. These increases, which came in 25-basis-point increments, exerted pressure on the bond market during the period. To the surprise of many observers, however, longer maturity bond prices held up relatively well for much of this time, which resulted in a pronounced flattening of the yield curve. Then, in April, the longer end of the market gave up considerable ground and the yield curve steepened.

The position of fixed income investments on the yield curve was the primary factor affecting performance. Money market funds performed quite well as they quickly rolled over assets into higher yielding securities as short-term interest rates moved higher. In the U.S. Treasury and corporate bond markets, total returns weakened the farther one moved out on the yield curve. Municipal bonds behaved somewhat differently. Because institutional investors such as insurance companies dominate the longer end of the municipal securities market, longer maturity municipal bonds tend to be much less volatile than longer maturity Treasuries and corporates, which are much more actively traded. Consequently, the "sweet spots" in the municipal securities market were on the short and long end of the maturity spectrum, while intermediate (5-12 year maturity) bonds did not fare as well.

During the period, credit spreads continued to tighten, with lower rated bonds outperforming high-credit-quality corporates and municipal securities. We believe that, at this juncture, lower credit quality bonds have become a momentum play, with investors chasing returns rather than focusing on fundamentals.

For the six months ended April 30, 2006, the Neuberger Berman Municipal Securities Trust returned 0.62% compared to the Lehman 7-Year GO Index's 1.23% gain and the Lipper Intermediate Municipal Debt Fund Index's 1.16% advance. This relative performance shortfall was largely the result of the portfolio's focus on high quality.

Although the portfolio remains defensively postured, its weighted average maturity was extended from 5.9 years at the beginning of the six-month reporting period to 6.8 years at its conclusion. The portfolio's duration also increased, from 4.5 years to 5.2 years during this same time period. This was a function of more opportunistic pricing (higher yields) in some longer maturity debt.

During the reporting period, we reduced the portfolio's allocation to general obligation bonds (GOs) and increased its allocation to revenue bonds, which in our view had become more attractively priced. At the end of the period, the portfolio had 53.2% of assets in revenue bonds, 36.2% in GOs, 8.2% in pre-refunded/escrow bonds, and 2.4% in other assets and short-term investments.

As we enter the second half of the fiscal year ending October 31, 2006, all eyes remain on the Federal Reserve and its new Chairman Ben Bernanke. The notes released following the Fed's Open Market Committee meeting in March caused market observers devoted to deciphering "Fed speak" to conclude that the Fed might be willing to pause after one more 25-basispoint increase in May. This cheered the financial markets. A short time later, however, a financial journalist reported that, during a private conversation at a dinner function, Mr. Bernanke opined that the markets had misinterpreted the Fed's position. The markets instantly soured.

We don't search for linguistic clues as to the Fed's intentions. Instead, we monitor the same economic data the Fed looks at to try to anticipate future changes in monetary policy. The following factors could indicate the Fed may be close to shifting into neutral: the fact that longer-term interest rates have finally moved higher; further indications the housing market is softening; expensive gasoline and higher adjustable rate mortgage payments pressuring household budgets and threatening consumer spending; and the Fed's own awareness of the lag effect of rate increases on the economy. In the coming months, if we were to see job growth and manufacturing activity slow and commodities prices stabilize, diminishing the inflationary threat, we would gain confidence the Fed may be ready to pause.

Our outlook for the municipal securities market remains largely constructive. Increased tax revenue resulting from robust economic growth has improved most state and municipal balance sheets considerably. However, one needs to be cautious in certain regions such as the Gulf Coast, where ongoing infrastructure repair is creating fiscal stress. Municipal bond yields still provide a meaningful return advantage for investors in high federal income tax brackets. We continue our longstanding focus on maintaining high credit quality.

With credit spreads currently extraordinarily tight, there is even less justification to lower our high credit quality standards. We continue to monitor debates in Washington over changes in tax policy that could affect municipal securities and to evaluate the potential impact of under-funded pensions on the fiscal health of selected municipal securities issuers.

Sincerely,


/s/ THOMAS J. BROPHY
-------------------------------------


/s/ LORI CANELL
-------------------------------------


/s/ KELLY LANDRON
-------------------------------------
THOMAS J. BROPHY,
LORI CANELL
AND
KELLY LANDRON
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

NEUBERGER BERMAN                                  SIX MONTH
MUNICIPAL SECURITIES TRUST(1,3,5)    INCEPTION   PERIOD ENDED   AVERAGE ANNUAL TOTAL RETURNS
                                       DATE        4/30/2006     1 YEAR   5 YEARS   10 YEARS

INVESTOR CLASS                      07/09/1987       0.62%        0.33%    3.86%      4.56%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE MUNICIPAL SECURITIES TRUST WAS 3.61% AND THE TAX-EQUIVALENT YIELD WAS 5.55% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).(4)

RATING SUMMARY

AAA                                                                        79.7%
AA                                                                         14.9
A                                                                           3.3
BBB                                                                         0.8
BB                                                                          0.0
B                                                                           0.0
CCC                                                                         0.0
CC                                                                          0.0
C                                                                           0.0
D                                                                           0.0
Not Rated                                                                   0.0
Short Term                                                                  1.3

ENDNOTES

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse the following Funds so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.65% for Neuberger Berman Cash Reserves, 1.00% for Neuberger Berman High Income Bond Fund, 0.70% for Neuberger Berman Limited Maturity Bond Fund (Investor Class), 0.80% for Neuberger Berman Limited Maturity Bond Fund (Trust Class), and 0.65% for Neuberger Berman Municipal Securities Trust, of average daily net assets. Each undertaking lasts until October 31, 2009. Absent such reimbursements, the total returns of Neuberger Berman's Limited Maturity Bond Fund Investor Class, Limited Maturity Bond Fund Trust Class, and Municipal Securities Trust would have been less.

     Each of these Funds has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitations and the reimbursements are made within three years after the year that Management incurred the expense. For the six months ended April 30, 2006, there were no reimbursements of expenses to Management.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3. Returns would have been lower if Management had not reimbursed/waived certain expenses during the period shown, as applicable.

4. Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35% in 2006, assuming that all of the Fund's income is exempt from federal income taxes.

5. A portion of the income of Neuberger Berman Municipal Securities Trust may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

6. This Fund is the successor to the Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of the Lipper High Income Bond Fund Premier Class. The data reflect performance of the Lipper Fund for the period April 1, 1996, through September 6, 2002, and the performance of Lipper Fund's predecessor partnership for the period February 1, 1992 (date of inception), through March 31, 1996. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Lipper Fund which were in all material respects equivalent to those of its predecessor partnership. Had Lipper Fund's predecessor partnership been subject to the provisions of the 1940 Act, its investment performance may have been adversely affected. Returns would have been lower if the manager of the Lipper Fund had not waived certain of its fees during the periods shown.

7. Unaudited performance data current to the most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

THE MERRILL LYNCH 1-3 YEAR       An unmanaged total return market value index
TREASURY INDEX:                  consisting of all coupon-bearing U.S. Treasury
                                 publicly placed debt securities with maturities between 1 and 3 years.

THE LEHMAN BROTHERS 7-YEAR       An unmanaged total return performance benchmark
GENERAL OBLIGATION INDEX:        for the intermediate-term, 7-year, investment
                                 grade General Obligations (State and Local) tax-exempt bond market.

THE IMONEYNET MONEY FUND         Measures the performance of retail money market
REPORT TAXABLE FIRST TIER        mutual funds which hold "First Tier" securities
RETAIL AVERAGE:                  as defined by Rule 2a-7 of the Investment
                                 Company Act of 1940 (not including Second Tier
                                 Commercial Paper). First Tier securities are those rated in the highest short-term rating category by two or more nationally recognized statistical ratings organizations or one, if only one has rated the security.

THE IMONEYNET MONEY FUND         Measures the performance of retail money market
REPORT GOVERNMENT AND AGENCIES   mutual funds which invest in obligations of the
RETAIL AVERAGE:                  U.S. Treasury (T-Bills), repurchase agreements,
                                 or U.S. Government Agency securities.

LEHMAN BROTHERS INTERMEDIATE     An unmanaged index comprised of BB-rated bonds
BA U.S. HIGH YIELD INDEX:        with maturities of less than 10 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

INFORMATION ABOUT YOUR FUND'S EXPENSES

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 4/30/06 (Unaudited)

NEUBERGER BERMAN CASH RESERVES

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,020.10      $2.29
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,022.53      $2.29

NEUBERGER BERMAN GOVERNMENT MONEY FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,019.60      $2.25
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,022.56      $2.26

NEUBERGER BERMAN HIGH INCOME BOND FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,023.60      $4.45
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,020.13      $4.44

NEUBERGER BERMAN LIMITED MATURITY BOND FUND

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,014.50      $3.46
Trust Class                   $1,000    $1,013.70      $3.95
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,021.09      $3.47
Trust Class                   $1,000    $1,020.60      $3.96

NEUBERGER BERMAN MUNICIPAL SECURITIES TRUST

                            BEGINNING     ENDING      EXPENSES
                             ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                        VALUE       VALUE     THE PERIOD*
---------------------------------------------------------------
Investor Class                $1,000    $1,006.20      $3.20
HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
---------------------------------------------------------------
Investor Class                $1,000    $1,021.33      $3.22

* For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 179/365, 181/365 for Neuberger Berman Cash Reserves and Neuberger Berman Government Money Fund (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Cash Reserves

PRINCIPAL AMOUNT                                                                 RATING          VALUE +++
(000'S OMITTED)                                                              MOODY'S    S&P   (000'S OMITTED)

CERTIFICATES OF DEPOSIT (3.8%)
$ 3,000 Calyon NY, Yankee CD, 5.03%, due 12/6/06                               P-1     A-1+      $ 3,000
  4,000 HBOS Treasury Services, Yankee CD, 4.71%, due 10/12/06                 P-1     A-1+        4,000
    500 Natexis Banque Populair, Yankee CD, 5.00%, due 2/9/07                  P-1     A-1+          499
 12,000 Toronto Dominion Bank, Yankee CD, 5.08% & 5.17%,
        due 10/18/06 & 3/23/07                                                 P-1     A-1        11,995
                                                                                                 -------
        TOTAL CERTIFICATES OF DEPOSIT                                                             19,494
                                                                                                 -------
FLOATING RATE CERTIFICATES OF DEPOSIT(u) (9.6%)
 13,000 Barclays Bank NY, Floating Rate Yankee CD, 4.77%, due 6/1/06           P-1     A-1+       13,000
 10,000 BNP Paribas NY, Floating Rate Domestic CD, 4.77%, due 6/4/06           P-1     A-1+        9,999
  5,000 Credit Suisse First Boston NY, Floating Rate Yankee CD, 5.09%,
        due 7/24/06                                                            P-1     A-1         5,001
  5,000 Dexia Credit Local, Floating Rate Euro CD, 4.77%, due 5/5/06           P-1     A-1+        4,999
  6,000 Unicredito Italiano NY, Floating Rate Yankee CD, 4.95%, due 7/5/06     P-1     A-1         5,998
 10,000 Westpac Banking Corp., Floating Rate Yankee CD, 4.74%, due 5/26/06     P-1     A-1+       10,000
                                                                                                 -------
        TOTAL FLOATING RATE CERTIFICATES OF DEPOSIT                                               48,997
                                                                                                 -------
COMMERCIAL PAPER (40.5%)
 10,000 Amstel Funding Corp., 4.68%, due 5/19/06                               P-1     A-1+        9,977
  2,400 Amstel Funding Corp., 5.02%, due 9/27/06                               P-1     A-1+        2,350
  5,000 Amsterdam Funding Corp., 4.81%, due 5/17/06                            P-1     A-1         4,989
  1,100 Bank of Ireland, 4.75%, due 5/8/06                                     P-1     A-1         1,099
 13,750 Caisse Nationale d'Epargne, 4.61% & 4.70%,
        due 6/27/06 & 7/19/06                                                  P-1     A-1+       13,638**
  7,000 CRC Funding LLC, 4.75%, due 5/16/06                                    P-1     A-1+        6,986
 10,000 Dakota Notes, 4.72%, due 5/2/06                                        P-1     A-1         9,999
 14,750 Depfa Bank PLC, 4.67% & 4.83%, due 5/17/06 & 7/11/06                   P-1     A-1+       14,684
  5,400 Dexia Delaware LLC, 4.65% - 4.90%, due 5/9/06 - 6/27/06                P-1     A-1+        5,378
 10,000 DNB Norway Bank, 5.03%, due 10/19/06                                   P-1     A-1         9,761
  8,250 Eiffel Funding LLC, 4.73% & 4.79%, due 5/3/06 & 5/9/06                 P-1     A-1         8,246**
  2,240 Fairway Finance Corp., 4.88% & 4.93%, due 6/14/06 & 7/6/06             P-1     A-1         2,223**
  2,945 Grampian Funding LLC, 4.83%, due 6/23/06                               P-1     A-1+        2,924
  4,443 Ivory Funding Corp., 4.60% & 4.75%, due 5/2/06 & 5/30/06               P-1     A-1         4,435**
 14,000 Jupiter Securitization Corp., 4.78%, due 5/12/06                       P-1     A-1        13,980**
 12,000 K2 (USA) LLC, 4.76% & 4.86%, due 5/19/06 & 8/31/06                     P-1     A-1+       11,831
 10,000 Old Line Funding Corp., 4.73%, due 5/10/06                             P-1     A-1+        9,988
  1,000 Park Avenue Receivables, 4.80%, due 5/1/06                             P-1     A-1         1,000**
 13,057 Picaros Funding LLC, 4.50% - 4.80%, due 5/4/06 - 9/8/06                P-1     A-1        12,953
 14,000 Regency Markets No.1 LLC, 4.67%, due 5/15/06                           P-1     A-1        13,975
  5,000 Scaldis Capital LLC, 4.71%, due 5/19/06                                P-1     A-1+        4,988**
  7,057 Scaldis Capital LLC, 4.81% - 4.90%, due 6/15/06 - 9/12/06              P-1     A-1+        6,953
  1,000 Sigma Finance, Inc., 4.86%, due 8/9/06                                 P-1     A-1+          986
 12,600 Societe Generale NA, Inc., 4.94% & 5.03%,
        due 7/11/06 & 10/6/06                                                  P-1     A-1+       12,400
  5,000 Solitaire Funding LLC, 4.75%, due 5/23/06                              P-1     A-1+        4,985**
  1,000 Tango Finance Corp., 4.79%, due 5/12/06                                P-1     A-1+          998
  1,415 Thunder Bay Funding, Inc., 4.75%, due 5/10/06                          P-1     A-1         1,413
  5,600 UBS Finance (Delaware), Inc., 4.67% & 4.69%,
        due 5/24/06 & 6/6/06                                                   P-1     A-1+        5,575
  5,169 Westpac Banking Corp., 4.82% - 4.85%, due 5/23/06 - 5/30/06            P-1     A-1+        5,152
  2,253 Yorktown Capital LLC, 4.80%, due 5/12/06                               P-1     A-1+        2,250
                                                                                                 -------
        TOTAL COMMERCIAL PAPER                                                                   206,116
                                                                                                 -------

PRINCIPAL AMOUNT                                                                  RATING         VALUE +++
(000'S OMITTED)                                                              MOODY'S    S&P   (000'S OMITTED)

CORPORATE DEBT SECURITIES (13.2%)
$ 1,000 CIT Group, Inc., Senior Notes, 7.38%, due 4/2/07                       P-1     A-1      $  1,018
 11,542 Citigroup, Inc., Senior Notes, 5.50%, due 8/9/06                       P-1     A-1+       11,568
 10,000 Credit Suisse First Boston USA, Inc., Notes, 5.88%, due 8/1/06         P-1     A-1        10,034
 10,320 HBOS Treasury Services PLC, Notes, 2.25%, due 5/1/06                   P-1     A-1+       10,320**
  7,000 Sigma Finance, Inc., Medium-Term Notes, 4.83%, due 1/30/07             P-1     A-1+        7,000**
 11,550 Target Corp., Senior Unsecured Notes, 5.95%, due 5/15/06               P-1     A-1        11,555
 10,732 Wachovia Corp., Notes, 4.95%, due 11/1/06                              P-1     A-1        10,745
  5,000 Wal-Mart Stores, Notes, 5.59%, due 6/1/06                              P-1     A-1+        5,004
                                                                                                --------
        TOTAL CORPORATE DEBT SECURITIES                                                           67,244
                                                                                                --------
FLOATING RATE CORPORATE DEBT SECURITIES (32.6%)
  6,000 American Express Bank, Floating Rate Notes, 4.88%, due 5/15/06         P-1     A-1         6,000
  7,000 American Express Credit Corp., Floating Rate Senior Notes, 5.07%,
        due 5/16/06                                                            P-1     A-1         7,001
  9,500 American Honda Finance, Medium Term Notes, 4.85% - 5.18%, due
        6/13/06 - 7/12/06                                                      P-1     A-1         9,503**
 10,000 Bear Stearns Co., Inc., 4.81%, due 5/1/06                              P-1     A-1        10,000
  1,000 BMW US Capital LLC, 4.90%, due 5/15/06                                 P-1     A-1         1,000**
 14,025 CIT Group, Inc., Senior Floating Rate Medium-Term Notes,
        4.80% - 5.34%, due 5/15/06 - 6/22/06                                   P-1     A-1        14,031
 10,000 Dorada Finance, Inc., Floating Rate Medium-Term Notes, 4.88%, due
        5/22/06                                                                P-1     A-1+       10,003**
  2,500 First Tennessee Bank, Floating Rate Notes, 4.80%, due 5/25/06          P-1     A-1         2,500
  5,000 General Electric Capital Corp., Floating Rate Medium-Term Notes,
        Ser. A, 5.06%, due 6/19/06                                             P-1     A-1+        5,003
 11,955 Goldman Sachs Group, Inc., Floating Rate Medium-Term Notes, Ser.
        B, 5.27% & 5.28%, due 7/27/06 & 7/28/06                                P-1     A-1        11,963
 14,000 HSBC Finance Corp., Floating Rate Medium-Term Notes,
        4.97% & 5.84%, due 5/1/06 & 7/24/06                                    P-1     A-1        14,011
  1,000 JP Morgan Chase & Co., Floating Rate Medium-Term Notes,
        Ser. C, 5.02%, due 6/12/06                                             P-1     A-1         1,001
  2,000 Links Finance LLC, Floating Rate Medium-Term Notes, 5.04%,
        due 7/17/06                                                            P-1     A-1+        1,999**
  4,500 Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes,
        Ser. C, 5.14% & 5.23%, due 7/19/06 & 7/26/06                           P-1     A-1         4,502
 13,825 Morgan Stanley, Floating Rate Notes, 4.78% & 4.93%,
        due 5/9/06 & 5/24/06                                                   P-1     A-1        13,831
  5,000 National City Bank of Indiana, Floating Rate Notes, 4.94%, due
        5/1/06                                                                 P-1     A-1         5,000
 10,000 Nationwide Building, Floating Rate Notes, 4.87%, due 5/8/06            P-1     A-1        10,002**
 10,000 Royal Bank of Canada, Floating Rate Medium-Term Notes,
        4.80%, due 6/1/06                                                      P-1     A-1+       10,000**
  3,000 Schreiber Capital Co., Floating Rate Notes, 4.95%, due 5/1/06          P-1                 3,000
  5,000 Sigma Finance, Inc., Guaranteed Floating Rate Medium-Term Notes,
        4.87%, due 6/15/06                                                     P-1     A-1+        5,000**
 12,500 Tango Finance Corp., Floating Rate Medium-Term Notes, 4.82%, due
        5/10/06                                                                P-1     A-1+       12,499**
  8,000 Unicredito Italiano PLC, Floating Rate Notes, 4.86%, due 5/9/06        P-1     A-1         8,000**
                                                                                                --------
        TOTAL FLOATING RATE CORPORATE DEBT SECURITIES                                            165,849
                                                                                                --------
        TOTAL INVESTMENTS (99.7%)                                                                507,700
        Cash, receivables and other assets, less liabilities (0.3%)                                1,665
                                                                                                --------
        TOTAL NET ASSETS (100.0%)                                                               $509,365
                                                                                                --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Government Money Fund

PRINCIPAL AMOUNT                                                             VALUE +++
(000'S OMITTED)                                                           (000'S OMITTED)

U.S. GOVERNMENT AGENCY SECURITIES (69.1%)
$ 9,315 Fannie Mae, Disc. Notes, 4.26% - 4.67%, due 5/3/06                    $ 9,313
  2,795 Fannie Mae, Disc. Notes, 4.58% & 4.69%, due 5/10/06                     2,792
    822 Fannie Mae, Disc. Notes, 4.57% & 4.65%, due 5/17/06                       820
    409 Fannie Mae, Disc. Notes, 4.71%, due 6/28/06                               406
  9,594 Fannie Mae, Disc. Notes, 4.88%, due 9/20/06                             9,409
    427 Fannie Mae, Disc. Notes, 5.00%, due 2/16/07                               410
  3,000 Fannie Mae, Notes, 2.38%, due 5/4/06                                    2,999
  2,000 Fannie Mae, Notes, 2.41%, due 5/12/06                                   1,999
  3,195 Fannie Mae, Notes, 2.25%, due 5/15/06                                   3,192
  6,550 Fannie Mae, Notes, 5.25%, due 6/15/06                                   6,556
  3,000 Fannie Mae, Notes, 2.75%, due 8/11/06                                   2,980
 26,348 Fannie Mae, Disc. Notes, 4.84%, due 7/3/06                             26,126
  7,700 Farmer Mac, Disc. Notes, 4.75%, due 6/19/06                             7,650
    550 Federal Farm Credit Bank, Disc. Notes, 4.68%, due 5/12/06                 549
 17,070 Federal Home Loan Bank, Bonds, 2.88%, due 5/22/06                      17,054
  2,000 Federal Home Loan Bank, Bonds, 3.50%, due 1/18/07                       1,983
  5,750 Federal Home Loan Bank, Disc. Notes, 4.70%, due 5/3/06                  5,748
    300 Federal Home Loan Bank, Disc. Notes, 4.75%, due 5/17/06                   299
 15,000 Federal Home Loan Bank, Disc. Notes, 4.74%, due 5/19/06                14,964
 20,000 Federal Home Loan Bank, Disc. Notes, 4.59% & 4.82%, due 5/24/06        19,940
  6,884 Freddie Mac, Disc. Notes, 4.53% - 4.67%, due 5/2/06                     6,883
  5,000 Freddie Mac, Disc. Notes, 4.32%, due 5/5/06                             4,998
    810 Freddie Mac, Disc. Notes, 4.64%, due 5/8/06                               809
 10,900 Freddie Mac, Disc. Notes, 4.41% - 4.69%, due 5/9/06                    10,889
 15,000 Freddie Mac, Disc. Notes, 4.12%, due 5/10/06                           14,985
  1,034 Freddie Mac, Disc. Notes, 4.56%, due 5/16/06                            1,032
  4,625 Freddie Mac, Disc. Notes, 4.43%, due 5/23/06                            4,612
  1,700 Freddie Mac, Disc. Notes, 4.75%, due 6/6/06                             1,692
  8,860 Freddie Mac, Disc. Notes, 4.90%, due 7/25/06                            8,758
  5,000 Freddie Mac, Disc. Notes, 4.68%, due 8/8/06                             4,936
  5,000 Freddie Mac, Disc. Notes, 4.72%, due 8/29/06                            4,921
 10,398 Freddie Mac, Disc. Notes, 4.88%, due 9/26/06                           10,189
  5,000 Freddie Mac, Disc. Notes, 4.95%, due 2/16/07                            4,800
  8,000 Freddie Mac, Disc. Notes, 4.77%, due 10/23/06                           7,815
 10,000 Freddie Mac, Notes, 2.75%, due 8/15/06                                  9,948
  3,015 Freddie Mac, Notes, 3.63%, due 9/15/06                                  3,001
  5,000 Freddie Mac, Notes, 4.70%, due 1/12/07                                  4,999
 10,000 Freddie Mac, Notes, 4.85%, due 2/27/07                                  9,996
  5,000 Freddie Mac, Notes, 5.25%, due 4/27/07                                  5,000
                                                                              -------
        TOTAL U.S. GOVERNMENT AGENCY SECURITIES                               255,452
                                                                              -------

SCHEDULE OF INVESTMENTS Government Money Fund cont'd

PRINCIPAL AMOUNT                                                               VALUE +++
(000'S OMITTED)                                                             (000'S OMITTED)

FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES(u) (30.8%)
$15,000 Fannie Mae, Floating Rate Notes, 4.72%, due 5/7/06                      $ 15,000
  2,000 Fannie Mae, Floating Rate Notes, 4.67%, due 5/22/06                        2,000
 12,500 Fannie Mae, Floating Rate Notes, 4.73%, due 6/7/06                        12,499
  4,000 Fannie Mae, Floating Rate Notes, 4.81%, due 6/21/06                        4,000
  7,400 Fannie Mae, Floating Rate Notes, 4.81%, due 6/22/06                        7,398
    750 Federal Farm Credit Bank, Floating Rate Notes, 4.75%, due 5/3/06             750
 25,000 Federal Farm Credit Bank, Floating Rate Notes, 4.76%, due 5/16/06         25,001
 20,000 Federal Farm Credit Bank, Floating Rate Notes, 4.85%, due 5/24/06         20,001
 10,000 Federal Home Loan Bank, Floating Rate Notes, 4.61%, due 5/10/06           10,000
 17,090 Federal Home Loan Bank, Floating Rate Notes, 4.82%, due 5/21/06           17,089
                                                                                --------
        TOTAL FLOATING RATE U.S. GOVERNMENT AGENCY SECURITIES                    113,738
                                                                                --------
        TOTAL INVESTMENTS (99.9%)                                                369,190

        Cash, receivables and other assets, less liabilities (0.1%)                  446
                                                                                --------
        TOTAL NET ASSETS (100.0%)                                               $369,636
                                                                                --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS High Income Bond Fund

PRINCIPAL AMOUNT                                                        RATING            VALUE +
(000'S OMITTED)                                                        MOODY'S  S&P   (000'S OMITTED)

CORPORATE DEBT SECURITIES (95.8%)
$ 8,000 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13              Ba3    BB-      $ 8,660**
  5,750 Airgas, Inc., Senior Subordinated Notes, 9.13%, due 10/1/11      Ba2    BB-        6,052
  4,075 Allied Waste North America, Inc., Guaranteed Notes, Ser. B,
        8.88%, due 4/1/08                                                B2     BB-        4,279
  3,125 Allied Waste North America, Inc., Guaranteed Senior Secured
        Notes, Ser. B, 9.25%, due 9/1/12                                 B2     BB-        3,367
  3,375 AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%,
        due 8/15/12                                                      B2     B-         3,527++
  6,750 American Real Estate Partners, L.P., Senior Notes, 8.13%,
        due 6/1/12                                                       Ba2    BB         6,969
  5,325 AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%,
        due 5/20/15                                                      B1                5,298
  1,800 AmeriGas Partners, L.P., Senior Notes, 7.13%, due 5/20/16        B1                1,782
 10,350 Arch Western Finance Corp., Senior Notes,6.75%, due 7/1/13       Ba3    BB-       10,246++
    655 Autonation, Inc., Guaranteed Floating Rate Notes, 7.05%,
        due 7/17/06                                                      Ba2    BB+          667(u)**
  3,035 Autonation, Inc., Guaranteed Notes, 7.00%, due 4/15/14           Ba2    BB+        3,050**
    780 Avis Budget Car Rental LLC, Senior Notes, 7.75%, due 5/15/16     Ba3    BB-          796**
  3,530 Ball Corp., Guaranteed Notes, 6.88%, due 12/15/12                Ba2    BB         3,565++
  2,840 Bowater, Inc., Debentures, 9.00%, due 8/1/09                     B1     B+         2,954++
  6,885 Charter Communications Operating LLC, Senior Notes, 8.00%,
        due 4/30/12                                                      B2     B-         6,919**
  6,125 Chesapeake Energy Corp., Senior Notes, 7.50%, due 9/15/13        Ba2    BB         6,293
  4,325 Chesapeake Energy Corp., Senior Notes, 7.00%, due 8/15/14        Ba2    BB         4,336
  3,340 Chukchansi Economic Development Authority, Senior Notes,
        8.00%, due 11/15/13                                              B2     BB-        3,440**
  6,680 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10                B1     B+         6,931++
  4,510 Crown Americas, Senior Notes, 7.75%, due 11/15/15                B1     B          4,634++**
  8,875 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due 7/15/09     B2     B+         9,208++
  6,850 Dean Foods Co., Senior Notes, 6.63%, due 5/15/09                 Ba2    BB-        6,850
  4,570 Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%,
        due 8/15/13                                                      B2     B          5,033
 12,160 Dex Media, Inc., Notes, 8.00%, due 11/15/13                      B3     B         12,479
  9,545 DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13           Ba2    BB-       10,201
  6,800 Dobson Cellular Systems, Secured Notes, 8.38%, due 11/1/11       B1     B-         7,208
  3,360 Dollarama Group L.P., Senior Subordinated Notes, 8.88%,
        due 8/15/12                                                      B3     B-         3,402**
  3,655 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08             Ba3    BB-        3,600
  3,500 EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14         Ba3    BB-        3,373
  3,330 EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16          Ba3    BB-        3,251++**
  4,250 Edison Mission Energy, Senior Notes, 9.88%, due 4/15/11          B1     B+         4,792++
  6,440 El Paso Natural Gas Co., Senior Notes, Ser. A, 7.63%,
        due 8/1/10                                                       B1     B          6,673
  3,750 Elan Financial PLC, Guaranteed Floating Rate Notes, 8.75%,
        due 5/15/06                                                      B3     B          3,741(u)
  3,325 Entercom Radio/Capital, Guaranteed Senior Notes, 7.63%,
        due 3/1/14                                                       Ba2    B+         3,375
  3,300 Equistar Chemicals, L.P., Senior Notes, 10.63%,
        due 5/1/11                                                       B2     BB-        3,597++
  5,425 Ferrellgas L.P., Senior Notes, 8.75%, due 6/15/12                B2     B-         5,479
  2,175 Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                 Ba3    B+         2,088
  6,630 Flextronics Intl., Ltd., Senior Subordinated Notes, 6.50%,
        due 5/15/13                                                      Ba2    BB-        6,531

SCHEDULE OF INVESTMENTS High Income Bond Fund cont'd

PRINCIPAL AMOUNT                                                       RATING              VALUE +
(000'S OMITTED)                                                       MOODY'S   S&P   (000'S OMITTED)

$12,935 Ford Motor Credit Co., Senior Notes, 4.95%, due 1/15/08         Ba2     BB-       $12,024
  6,875 Forest Oil Corp., Senior Notes, 8.00%, due 6/15/08              Ba3     BB-         7,090
  6,705 Freescale Semiconductor, Inc., Senior Notes, 6.88%,
        due 7/15/11                                                     Ba1     BBB-        6,805
  1,750 Freescale Semiconductor, Inc., Senior Notes, 7.13%,
        due 7/15/14                                                     Ba1     BBB-        1,794
 11,600 General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07       Ba1     BB         11,412++
  5,170 General Motors Acceptance Corp., Notes, 5.13%, due 5/9/08       Ba1     BB          4,881++
  9,720 General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11      Ba1     BB          9,106++
  2,405 General Motors Acceptance Corp., Notes, 7.00%, due 2/1/12       Ba1     BB          2,258
  2,145 Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15     B3      B-          2,209
  3,000 Grant Prideco, Inc., Senior Unsecured Notes, 6.13%,
        due 8/15/15                                                     Ba2     BB          2,873
  3,250 HCA, Inc., Notes, 6.30%, due 10/1/12                            Ba2     BB+         3,155
  3,775 HCA, Inc., Notes, 6.25%, due 2/15/13                            Ba2     BB+         3,642
  4,275 HCA, Inc., Senior Unsecured Notes, 5.50%, due 12/1/09           Ba2     BB+         4,162
  6,750 Host Marriott L.P., Senior Notes, Ser.M, 7.00%, due 8/15/12     Ba2     BB-         6,818++
  5,345 Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11           B3      B-          5,532
  5,945 IMC Global, Inc., Guaranteed Notes, Ser.B, 10.88%,
        due 6/1/08                                                      Ba3     BB          6,421
 12,060 Intelsat Subsidiary Holdings Co.Ltd., Guaranteed Notes,
        8.63%, due 1/15/15                                              B2      B+         12,542
  3,475 Jean Coutu Group PJC, Inc., Senior Notes, 7.63%, due 8/1/12     B3      B-          3,414
  3,805 Kerr-McGee Corp., Secured Notes, 6.88%, due 9/15/11             Ba3     BB+         3,964++
  3,655 Knowledge Learning Center, Guaranteed Notes, 7.75%,
        due 2/1/15                                                      B3      B-          3,468**
 10,000 L-3 Communications Corp., Guaranteed Senior Subordinated
        Notes, 7.63%, due 6/15/12                                       Ba3     BB+        10,300
  2,500 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13          Ba3     B           2,506++
  4,950 LIN Television Corp., Senior Subordinated Notes, 6.50%,
        due 5/15/13                                                     B1      B-          4,579++
  3,200 Majestic Star Casino LLC, Guaranteed Notes, 9.50%,
        due 10/15/10                                                    B2      BB-         3,408
  2,570 Massey Energy Co., Senior Notes,6.63%, due 11/15/10             B1      BB-         2,589
  5,000 Massey Energy Co., Senior Notes, 6.88%, due 12/15/13            B1      BB-         4,813**
  3,720 Mediacom Capital Corp. LLC, Senior Unsecured Notes, 9.50%,
        due 1/15/13                                                     B3      B           3,804++
  4,690 Methanex Corp., Senior Notes, 8.75%, due 8/15/12                Ba1     BBB-        5,153
  2,200 MGM Mirage, Inc., Guaranteed Notes, 6.00%, due 10/1/09          Ba2     BB          2,170
  2,500 MGM Mirage, Inc., Guaranteed Senior Notes, 8.50%,
        due 9/15/10                                                     Ba2     BB          2,653++
  3,000 MidWest Generation LLC, Pass-Through Certificates, 8.30%,
        due 7/2/09                                                      B1      B+          3,081
  1,615 Mirant Americas Generation, Inc., Senior Unsecured Notes,
        8.30%, due 5/1/11                                               B2      B-          1,667
  4,835 Mirant North America LLC, Senior Notes, 7.38%,
        due 12/31/13                                                    B1      B-          4,853**
  2,400 Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
        due 7/15/09                                                     Ba3     B+          2,382
  7,900 Mohegan Tribal Gaming, Senior Subordinated Notes, 8.00%,
        due 4/1/12                                                      Ba3     B+          8,216
  6,590 Monitronics International, Inc., Senior Subordinated Notes,
        11.75%, due 9/1/10                                              B3      B-          6,541


See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                RATING              VALUE +
(000'S OMITTED)                                                             MOODY'S   S&P   (000'S OMITTED)

$     4,430 Mylan Laboratories, Inc., Guaranteed Notes, 6.38%,
            due 8/15/15                                                       Ba1     BB+     $  4,341
      2,250 Nevada Power Co., General Refunding Mortgage
            Notes, Ser. E, 10.88%, due 10/15/09                               Ba1                2,417
      3,875 Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11         Ba2     BB+        4,030
      5,020 Newfield Exploration Co., Senior Subordinated Notes,
            6.63%, due 4/15/16                                                Ba3     BB-        4,932
      8,750 Nextel Communications, Senior Notes, Ser. E, 6.88%,
            due 10/31/13                                                      Baa2    A-         8,981
      6,750 Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                   B1      B          6,548**
      3,660 NRG Energy, Inc., Senior Notes,7.38%, due 2/1/16                  B1      B-         3,692++
      3,325 Owens-Brockway Glass Container, Inc., Guaranteed Senior
            Notes, 8.88%, due 2/15/09                                         B1      BB-        3,458++
      3,775 Park Place Entertainment Corp., Senior Notes, 7.50%,
            due 9/1/09                                                        Baa3    BBB-       3,976
      2,000 Park Place Entertainment Corp., Senior Subordinated
            Notes, 8.13%, due 5/15/11                                         Ba1     BB+        2,152
      7,750 Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
            6.88%, due 3/15/13                                                Ba2     BB-        7,808++
      5,750 Plains E&P Co., Senior Notes, 7.13%, due 6/15/14                  Ba2     BB-        5,822++
      1,560 PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13                    B3      B-         1,482**
      3,080 Pride International, Inc., Senior Notes, 7.38%, due               Ba2     BB-        3,196
            7/15/14
        750 Primedia, Inc., Floating Rate Senior Notes, 10.12%,
            due 5/15/06                                                       B2      B            767(u)
      6,925 Primedia, Inc., Guaranteed Notes, 8.88%, due 5/15/11              B2      B          6,665
     12,750 Qwest Corp., Notes, 8.88%, due 3/15/12                            Ba3     BB        13,961
      6,000 Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12              Ba2     BB+        6,353
      6,800 Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12         Ba2     BB         7,047
      3,600 Royal Caribbean Cruises, Senior Notes, 8.00%, due 5/15/10         Ba1     BBB-       3,845
      3,430 San Pasqual Casino, Notes, 8.00%, due 9/15/13                     B2      B+         3,464**
      3,895 Sensata Technologies BV, Senior Notes, 8.00%, due 5/1/14          B2                 3,914++**
      6,250 Service Corp. International, Senior Notes, 7.70%,
            due 4/15/09                                                       Ba3     BB         6,406++
      7,240 Shaw Communications, Inc., Senior Notes, 8.25%,
            due 4/11/10                                                       Ba2     BB+        7,647++
      2,750 Sierra Pacific Power Co., General Refunding Mortgage
            Notes, 6.25%, due 4/15/12                                         Ba1     BB         2,742
      3,640 Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11           Ba2     BB         3,576++
      1,260 Starwood Hotels & Resorts Worldwide, Inc., Guaranteed
            Notes, 7.38%, due 5/1/07                                          Ba1     BB+        1,282
     11,295 Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12            Ba2     BB-       10,984
      5,000 Stena AB, Senior Notes, 9.63%, due 12/1/12                        Ba3     BB-        5,388
      4,725 Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13             B1      B+         4,536**
      3,320 Sungard Data Systems, Inc., Senior Unsecured Notes,
            9.13%, due 8/15/13                                                B3      B-         3,544++**
      1,795 Targa Resources, Inc., Guaranteed Notes, 8.50%,
            due 11/1/13                                                       B2      B-         1,817++**
      3,000 TECO Energy, Inc., Senior Notes, 7.50%, due 6/15/10               Ba2     BB         3,143
      6,675 TECO Energy, Inc., Notes, 7.00%, due 5/1/12                       Ba2     BB         6,875
      2,875 Transcontinental Gas PipeLine, Notes, Ser. B, 7.00%,
            due 8/15/11                                                       Ba2     B+         2,979
      3,370 Transcontinental Gas PipeLine, Senior Notes, 6.40%,
            due 4/15/16                                                       Ba2     B+         3,349**

PRINCIPAL AMOUNT                                                                RATING              VALUE +
(000'S OMITTED)                                                             MOODY'S   S&P   (000'S OMITTED)

$     5,760 TXU Corp., Senior Notes, Ser. O, 4.80%, due 11/15/09              Ba1     BB+     $  5,550++
      1,535 TXU Corp., Senior Notes,Ser. P,5.55%, due 11/15/14                Ba1     BB+        1,426
      3,455 United Rentals N.A., Inc., Guaranteed Notes, 6.50%,
            due 2/15/12                                                       B3      B+         3,386++
      2,000 Universal Compression, Inc., Senior Notes, 7.25%,
            due 5/15/10                                                       Ba3     B          2,020
      9,910 US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12           B2      B-        10,505
      4,385 Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10           Ba2     BB+        4,352
      4,000 Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15           Ba2     BB+        4,050
      1,500 Videotron Ltee, Guaranteed Notes, 6.88%, due 1/15/14              Ba3     B+         1,485
      1,875 Videotron Ltee, Guaranteed Notes, 6.38%, due 12/15/15             Ba3     B+         1,838++
      4,875 Warner Music Group, Senior Subordinated Notes, 7.38%,
            due 4/15/14                                                       B2      B-         4,802++
      6,725 Xerox Corp., Senior Notes, 6.88%, due 8/15/11                     Ba2     BB+        6,834
                                                                                              --------
            TOTAL CORPORATE DEBT SECURITIES (COST $602,811)                                    596,298
                                                                                              --------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (13.6%)
 70,983,501 Neuberger Berman Securities Lending Quality Fund, LLC                               70,984@@
 13,410,907 Neuberger Berman Prime Money Fund Trust Class                                       13,411@
                                                                                              --------
            TOTAL SHORT-TERM INVESTMENTS (COST $84,395)                                         84,395#
                                                                                              --------
            TOTAL INVESTMENTS (109.4%) (COST $687,206)                                         680,693##
            Liabilities, less cash, receivables and other assets [(9.4%)]                      (58,435)
                                                                                              --------
            TOTAL NET ASSETS (100.0%)                                                         $622,258
                                                                                              --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund

PRINCIPAL AMOUNT                                                                RATING              VALUE +
(000'S OMITTED)                                                             MOODY'S   S&P   (000'S OMITTED)

MORTGAGE-BACKED SECURITIES (41.9%)
MORTGAGE-BACKED NON-AGENCY

$     2,917 Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
            5.39%, due 1/25/36                                                Aaa     AAA     $  2,887
      2,283 Banc of America Commercial Mortgage, Inc., Ser. 2005-1,
            Class A1, 4.36%, due 11/10/42                                             AAA        2,262
      3,116 Banc of America Commercial Mortgage, Inc., Ser. 2005-6,
            Class A1, 5.00%,due 9/10/47                                       Aaa     AAA        3,087
      1,227 Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
            5.41%, due 9/20/35                                                Aaa     AAA        1,215
      2,988 Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
            5.71%, due 11/20/35                                                       AAA        2,990
      2,290 Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
            5.95%, due 2/20/36                                                        AAA        2,305
      1,753 Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%,
            due 6/25/35                                                       Aaa     AAA        1,849**
      2,000 Countrywide Home Loans, Ser. 2006-HYB3, Class 1A1A, 5.56%,
            due 5/20/36                                                       Aaa     AAA        2,001
      3,152 Credit Suisse First Boston Mortgage Securities Corp.,
            Ser. 2004-AR4, Class 2A1, 4.69%, due 5/25/34                      Aaa     AAA        3,102
      3,119 Credit Suisse First Boston Mortgage Securities Corp.,
            Ser. 2005-C6, Class A1, 4.94%, due 12/15/40                       Aaa     AAA        3,087
      3,035 First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
            Class 2A1, 5.47%, due 11/25/35                                    Aaa     AAA        3,009
      3,064 GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1,
            5.66%, due 4/19/36                                                Aaa     AAA        3,053
      3,914 GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
            8.50%, due 3/25/35                                                Aaa     AAA        4,142**
        771 GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
            8.50%, due 9/25/35                                                Aaa     AAA          816
      2,750 Harborview Mortgage Loan Trust,Ser. 2006-3,Class 1A1A,
            6.44%,due 6/19/36                                                 Aaa     AAA        2,780
      2,399 Harborview Mortgage Loan Trust, Floating
            Rate, Ser. 2004-4, Class 3A, 2.98%, due 4/19/07                   Aaa     AAA        2,350(u)
      3,022 IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23,
            Class 2A1, 5.57%, due 11/25/35                                    Aaa     AAA        3,002
      3,069 IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3,
            Class 2A1A, 6.44%, due 3/25/36                                    Aaa     AAA        3,098
      3,193 JP Morgan Chase Commercial Mortgage Securities Corp.,
            Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                     Aaa     AAA        3,167
      2,972 JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1,
            5.65%, due 10/25/35                                               Aaa     AAA        2,959
      2,961 Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
            Class 3A2, 5.07%, due 7/25/35                                     Aaa     AAA        2,938
      8,447 Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO,
            4.50%,Interest Only Security, due 1/25/36                         Aaa     AAA          367
      3,052 Nomura Asset Acceptance Corp., Ser. 2005-AR6, Class 2A1,
            5.80%, due 12/25/35                                               Aaa     AAA        3,043
      2,993 Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
            5.63%, due 9/25/35                                                Aaa     AAA        2,980
FANNIE MAE
      1,899 Whole Loan, Ser. 2004-W8, Class PT, 10.04%, due 5/25/06           AGY     AGY        2,099(u)
FREDDIE MAC
         21 ARM Certificates, 5.88%, due 1/1/17                               AGY     AGY           21(u)
        185 Pass-Through Certificates, 5.00%, due 2/1/07                      AGY     AGY          185
      2,247 Pass-Through Certificates, 8.00%, due 11/1/26                     AGY     AGY        2,396
      1,559 Pass-Through Certificates, 8.50%, due 10/1/30                     AGY     AGY        1,676

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund cont'd

PRINCIPAL AMOUNT                                                             RATING           VALUE +
(000'S OMITTED)                                                          MOODY'S    S&P   (000'S OMITTED)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
$    5 Pass-Through Certificates, 7.50%, due 10/15/09 - 8/15/10             AGY    AGY        $      5
    55 Pass-Through Certificates, 7.00%, due 4/15/11                        AGY    AGY              56
    29 Pass-Through Certificates, 12.00%, due 12/15/12 - 5/15/14            AGY    AGY              34
                                                                                              --------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $69,604)                                          68,961
                                                                                              --------
CORPORATE DEBT SECURITIES (38.9%)
 1,950 American Express Co., Notes, 5.50%, due 9/12/06                     A1      A+            1,953
 1,200 Bank of America Corp., Senior Notes, 3.88%, due 1/15/08             Aa2     AA-           1,173
 1,745 Bank of New York Co., Inc., Senior Notes, 5.20%, due 7/1/07         Aa3     A+            1,741
 1,800 Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08                   A1      A             1,761
 2,000 Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07                Aaa     AAA           1,954
 1,750 Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07              A2      A             1,755
 1,900 Caterpillar Financial Services Corp., Medium Term Notes, 2.59%,
       due 7/15/06                                                         A2      A             1,890
   960 Chase Manhattan Corp., Subordinated Notes, 7.25%,
       due 6/1/07                                                          A1      A               977
 1,750 CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08                   A2      A             1,689
 3,500 Citigroup, Inc., Notes, 5.00%, due 3/6/07                           Aa1     AA-           3,491(OO)
 2,000 Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                    A2      A             2,001
 1,675 Comcast Cable Communications, Notes, 8.38%, due 5/1/07              Baa2    BBB+          1,723
 1,300 DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes, 4.05%,
       due 6/4/08                                                          A3      BBB           1,262
 1,950 Diageo Finance BV, Guaranteed Notes, 3.00%, due 12/15/06            A3      A-            1,923
   715 Enterprise Products Operating LP, Senior Notes, 4.00%,
       due 10/15/07                                                        Baa3    BB+             699
 2,400 Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08                Aa3     A+            2,354(OO)
 1,950 Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                       A3      A-            1,953
 2,200 HSBC Finance Corp., Notes, 4.13%, due 12/15/08                      Aa3     A             2,135
 2,200 International Lease Finance Corp., Unsubordinated Notes,
       3.50%, due 4/1/09                                                   A1      AA-           2,085
 1,700 John Deere Capital Corp., Notes, 3.90%, due 1/15/08                 A3      A-            1,660
 1,300 Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                        A3      BBB+          1,296
 1,200 Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07                Baa3    BBB+          1,211
 1,250 MBNA Corp., Notes, 4.63%, due 9/15/08                               Aa2     AA-           1,230
 2,300 Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                      Aa3     A+            2,264
 2,235 Morgan Stanley, Bonds, 5.80%,due 4/1/07                             Aa3     A+            2,245
 1,210 News America Holdings, Guaranteed Notes, 7.38%,
       due 10/17/08                                                        Baa2    BBB           1,260
 1,000 Sprint Capital Corp., Guaranteed Notes, 6.00%,
       due 1/15/07                                                         Baa2    A-            1,004
 1,950 Target Corp., Notes, 3.38%, due 3/1/08                              A2      A+            1,885
 1,650 Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08              Baa2    BBB+          1,709
 1,850 Toyota Motor Credit Corp., Medium Term Notes, 2.70%,
       due 1/30/07                                                         Aaa     AAA           1,816
 1,800 U.S.Bank N.A., Notes, 2.85%, due 11/15/06                           Aa1     AA            1,778
   950 Univision Communications, Inc., Guaranteed Notes, 3.50%,
       due 10/15/07                                                        Baa2    BBB-            920
 1,800 Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08             A3      A             1,759
 1,800 Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                A3      A             1,801
 2,300 Wachovia Corp., Notes, 4.95%, due 11/1/06                           Aa3     A+            2,295
 1,750 Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07           A3      A-            1,752
 1,700 Wells Fargo & Co., Notes, 3.13%, due 4/1/09                         Aa1     AA-           1,599
                                                                                              --------
       TOTAL CORPORATE DEBT SECURITIES (COST $64,960)                                           64,003
                                                                                              --------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Limited Maturity Bond Fund cont'd

PRINCIPAL AMOUNT                                                           RATING          VALUE +
(000'S OMITTED)                                                        MOODY'S   S&P   (000'S OMITTED)

FOREIGN GOVERNMENT SECURITIES^^ (4.1%)
EUR 3,600 Bundesobligation, 3.50%, due 10/10/08                          Aaa     AAA       $  4,546
EUR 1,810 Bundesobligation, 3.25%, due 4/17/09                           Aaa     AAA          2,266
                                                                                           --------
          TOTAL FOREIGN GOVERNMENT SECURITIES (COST $6,809)                                   6,812
                                                                                           --------
ASSET-BACKED SECURITIES (13.5%)
   2,292 Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%,
         due 5/25/26                                                     Aaa     AAA          2,246
      70 Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
         2.94%, due 6/15/10                                              Aaa     AAA             68
   2,250 Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
         due 11/15/08                                                    Aaa     AAA          2,225
   1,250 John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
         due 6/15/09                                                     Aaa     AAA          1,231
   2,790 JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1,
         5.95%, due 5/25/36                                                      AAA          2,796
   2,845 Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/06     Aaa     AAA          2,803(u)
   3,750 MBNA Credit Card Master Note Trust, Ser. 2002-A1,
         Class A1, 4.95%, due 6/15/09                                    Aaa     AAA          3,748
   2,250 Nissan Auto Receivables Owner Trust, Ser. 2005-A,
         Class A3, 3.54%, due 10/15/08                                   Aaa     AAA          2,221
   4,352 Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO,
         20.00%, Interest Only Security, due 8/25/35                     Aaa     AAA            770
   7,713 Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO,
         20.00%, Interest Only Security, due 10/25/35                    Aaa     AAA          1,540
   2,690 Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%,
         due 8/25/35                                                     Aaa     AAA          2,666
                                                                                           --------
         TOTAL ASSET-BACKED SECURITIES (COST $22,679)                                        22,314
                                                                                           --------
REPURCHASE AGREEMENTS (2.9%)
   4,870 State Street Bank and Trust Co., Repurchase Agreement, 4.45%,
         due 5/1/06, dated 4/28/06, Maturity Value $4,871,806,
         Collateralized by $4,925,000 Federal Home Loan Bank, 4.88%,
         due 5/15/07 (Collateral Value $5,017,551) (COST $4,870)                              4,870#
                                                                                           --------
         TOTAL INVESTMENTS (101.3%) (COST $168,922)                                         166,960##
         Liabilities, less cash, receivables and other assets [(1.3%)]                       (2,198)
                                                                                           --------
         TOTAL NET ASSETS (100.0%)                                                         $164,762
                                                                                           --------

SCHEDULE OF INVESTMENTS Municipal Securities Trust

PRINCIPAL AMOUNT                SECURITY (SS)                                  RATING           VALUE +
(000'S OMITTED)                                                            MOODY'S    S&P   (000'S OMITTED)

ALABAMA (3.2%)
$1,000 Jefferson Co. Cap. Imp. & Ref. Warrants, Ser. 2003-A,
       (MBIA Insured), 5.00%,due 4/1/18                                    Aaa       AAA      $1,042
                                                                                              ------
ALASKA (3.4%)
   795 Alaska St. Int'l. Arpts. Ref. Rev., Ser. 2006 A, (MBIA Insured),
       5.00%, due 10/1/17                                                  Aaa       AAA         823
   300 Valdez Alaska Marine Terminal Ref. Rev., Ser. 2001,
       (BP Pipelines, Inc. Proj.), 3.81%, due 5/1/06                       VMIG-1    A-1+        300(u)(beta)
                                                                                              ------
                                                                                               1,123
                                                                                              ------
ARIZONA (1.7%)
   500 Phoenix Civic Imp. Corp. Jr. Lien Wastewater Sys. Rev.,
       Ser. 2000, 6.00%, due 7/1/12, PR 7/1/10                             Aaa       AAA         548
                                                                                              ------
CALIFORNIA (16.3%)
 1,000 California St. Econ. Rec. G.O., Ser.2004 A, (MBIA Insured),
       5.25%, due 7/1/13                                                   Aaa       AAA       1,080
 1,000 California St. Pub. Works Board Lease Rev. Dept. of Mental Hlth.
       (Coalinga St. Hosp.), Ser.2004 A, 5.50%, due 6/1/21                 A3        A-        1,066
 1,000 Monterey Co. Salinas Union High Sch. Dist. G.O.
       (Middle Sch. Imp. Dist.), Ser.2003 A, (FGIC Insured), 5.25%,
       due 10/1/14                                                         Aaa       AAA       1,084
 1,000 Orange Co.Local Trans. Au. Measure M Sales Tax (Limited Tax)
       Second Sr. Rev., Ser. 1998 A, (MBIA Insured), 5.50%,
       due 2/15/10                                                         Aaa       AAA       1,066
 1,000 Sacramento Muni. Util. Dist. Fin. Au. Rev. (Cosumnes Proj.),
       Ser.2006, (MBIA Insured), 5.00%, due 7/1/20                         Aaa       AAA       1,050
                                                                                              ------
                                                                                               5,346
                                                                                              ------
COLORADO (3.3%)
 1,000 Larimer Co. Sales & Use Tax Rev., Ser.2000, (AMBAC Insured),
       5.75%, due 12/15/15                                                 Aaa       AAA       1,080
                                                                                              ------
ILLINOIS (15.6%)
 1,000 Chicago O'Hare Int'l. Arpt. Gen. Arpt. Third Lien Ref. Rev.,
       Ser. 2005 B, (MBIA Insured), 5.25%, due 1/1/17                      Aaa       AAA       1,078
 1,000 Illinois St. Sales Tax Rev., Ser. 1997 Y, 5.25%, due 6/15/10        Aa3       AAA       1,055
 1,000 Lake Co. Forest Preserve Dist. Ref. G.O., Ser.1997, 5.50%,
       due 2/1/09                                                          Aaa       AAA       1,046
 1,000 Lake Co. Sch. Dist. No.109 Deerfield Ref. G.O., Ser. 1999 C,
       5.00%, due 12/15/14                                                 Aa2                 1,057
   800 Will & Kendall Cos. Plainfield Comm. Cons. Sch. Dist.
       Number 202 Sch. Bldg. G.O., Ser. 2001, (FSA Insured), 5.38%,
       due 1/1/13                                                          Aaa       AAA         857
                                                                                              ------
                                                                                               5,093
                                                                                              ------
INDIANA (3.2%)
 1,000 Indiana St. Office Bldg. Commission Fac. Ref. Rev., Ser. 1998 A,
       5.13%, due 7/1/14                                                   Aa2       AA        1,039
                                                                                              ------
LOUISIANA (3.2%)
 1,000 Louisiana St. Citizens Prop. Insurance Corp. Assessment Rev.,
       Ser. 2006 B, 5.00%, due 6/1/18                                      Aaa       AAA       1,044
                                                                                              ------

See Notes to Schedule of Investments

SCHEDULE OF INVESTMENTS Municipal Securities Trust cont'd

PRINCIPAL AMOUNT                SECURITY (SS)                                 RATING           VALUE +
(000'S OMITTED)                                                           MOODY'S    S&P   (000'S OMITTED)

MARYLAND (0.3%)
$  100 Maryland St. Trans. Au. Passenger Fac. Charge Rev.,
       (Baltimore/Washington Int'l. Arpt. Fac. Proj.), Ser. 2003 B,
       (LOC: State Street Bank & Trust Co.), 3.75%, due 5/4/06             VMIG-1             $  100(u)
                                                                                              ------
MICHIGAN (2.5%)
   750 Detroit Wayne Co. Sch. Dist. Sch. Bldg. & Site Imp. Ref. G.O.,
       Ser. 998 C, (FGIC Insured), 5.25%, due 5/1/13                       Aaa      AAA          806
                                                                                              ------
MISSOURI (6.6%)
 1,000 Missouri St. Env. Imp. & Energy Res. Au. Wtr. Ref. PCR (St.
       Revolving Fund Prog. -Master Trust), Ser.2001 B, 5.50%,
       due 1/1/11                                                          Aaa                 1,075
 1,000 Springfield Sch. Dist. Number R-12, Ref. G.O., Ser. 2002 A,
       (FSA Insured), 5.50%, due 3/1/13                                    Aaa      AAA        1,093
                                                                                              ------
                                                                                               2,168
                                                                                              ------
NEW JERSEY (8.4%)
 1,000 New Jersey Econ. Dev. Au. St. Lease Rev. (Liberty St. Park
       Proj.), Ser. 2005 B,(MBIA Insured), 5.00%, due 3/1/17               Aaa      AAA        1,055
   575 New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 1999 A,
       5.63%, due 6/15/13                                                  A1       AA-          627
 1,000 New Jersey Trans. Trust Fund Au. Trans. Sys. Rev.,
       Ser. 2004 A, (FGIC Insured), 5.00%, due 6/15/22, PR 6/15/14         Aaa      AAA        1,067
                                                                                              ------
                                                                                               2,749
                                                                                              ------
NEW YORK (6.6%)
   800 Battery Park City Au. Sr. Rev., Ser. 2003 A, 5.25%, due             Aaa      AAA          854
       11/1/22
   250 New York City IDA Spec. Fac. Rev. (Term. One Group Assoc.,
       L.P. Proj.), Ser. 2005, 5.50%, due 1/1/16                           A3       BBB+         266(beta)
   500 New York St. Thruway Au. Local Hwy. & Bridge Svc. Contract
       Rev., Ser. 1997, 5.25%, due 4/1/10                                  A1       AA-          517
   500 New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.),
       Ser. 1994 A, (FSA Insured), 5.50%, due 1/1/14                       Aaa      AAA          539
                                                                                              ------
                                                                                               2,176
                                                                                              ------
SOUTH CAROLINA (4.8%)
 1,000 South Carolina St. Budget & Ctrl. Board St. Fac. Installment
       Purchase Rev.(Dept. of Pub. Safety Proj.), Ser. 2003, 4.50%, due
       1/1/11                                                              Aa2      AA         1,033
   500 South Carolina St. Cap. Imp. G.O., Ser. 2001 B, 5.38%,
       due 4/1/13, PR 4/1/11                                               Aaa      AA+          541
                                                                                              ------
                                                                                               1,574
                                                                                              ------
TEXAS (16.3%)
 1,000 Brazosport Independent Sch. Dist. Ref. G.O., Ser.2005,
       (PSF Insured), 5.00%, due 2/15/15                                   Aaa                 1,053
 1,000 Grapevine Combination Tax & Tax Increment Reinvestment
       Zone Rev., Cert. of Oblig. G.O., Ser. 2000, (FGIC Insured),
       5.63%, due 8/15/15                                                  Aaa      AAA        1,070
 1,000 Northside Independent Sch. Dist. Unlimited Tax Sch. Bldg. G.O.,
       Ser. 1999 A, (PSF Insured), 6.38%, due 8/15/09                      Aaa      AAA        1,081
 1,045 San Antonio Passenger Fac.Charge & Sub.Lien Arpt. Sys. Imp.
       Rev., Ser.2005, (FSA Insured), 5.25%, due 7/1/12                    Aaa      AAA        1,102
 1,000 Texas Wtr. Dev. Board St. Revolving Fund Sr. Lien Rev.,
       Ser. 1996 B, 5.25%, due 7/15/13                                     Aaa      AAA        1,010
                                                                                              ------
                                                                                               5,316
                                                                                              ------

SCHEDULE OF INVESTMENTS Municipal Securities Trust cont'd

PRINCIPAL AMOUNT                SECURITY (SS)                          RATING             VALUE +
(000'S OMITTED)                                                    MOODY'S   S&P   (000'S OMITTED)

WISCONSIN (3.3%)
$1,000 Wisconsin St. G.O., Ser. 2002 C, (MBIA Insured), 5.25%,
       due 5/1/14, PR 5/1/12                                         Aaa     AAA       $ 1,075
                                                                                       -------
       TOTAL INVESTMENTS (98.7%) (COST $32,271)                                         32,279##
       Cash, receivables and other assets, less liabilities (1.3%)                         428
                                                                                       -------
       TOTAL NET ASSETS (100.0%)                                                       $32,707
                                                                                       -------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in securities by Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Income Funds has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

+++ Investment securities of Neuberger Berman Cash Reserves ("Cash Reserves") and Neuberger Berman Government Money Fund are valued at amortized cost, which approximates U.S. federal income tax cost.

#    At cost, which approximates market value.

## At April 30, 2006, selected fund information on a U.S. federal income tax basis was as follows:

                                                                            NET
                                            GROSS          GROSS        UNREALIZED
(000'S OMITTED)                          UNREALIZED     UNREALIZED     APPRECIATION
NEUBERGER BERMAN               COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)

HIGH INCOME                  $687,234      $2,125         $8,666         $(6,541)
LIMITED MATURITY              168,922          73          2,035          (1,962)
MUNICIPAL SECURITIES TRUST     32,271         397            389               8

(SS) Municipal securities held by Municipal Securities Trust are within the two and four highest rating categories, respectively, assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 61% of the municipal securities held by Municipal Securities Trust have credit enhancement features backing them, which the fund may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the fund. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the fund the right to sell back the issue on the date specified.

@@ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $138,821,000 or 27.3% of net assets for Cash Reserves, $76,607,000 or 12.3% of net assets for High Income, and $5,991,000 or 3.6% of net assets for Limited Maturity.

++ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

beta Security is guaranteed by the corporate or non-profit obligor.

(OO) All or a portion of this security is segregated as collateral for when-issued purchase commitments and/or forward foreign currency contracts.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2006.

^^ Principal amount is stated in the currency in which the security is denominated.

EUR = Euro Currency

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                               CASH     GOVERNMENT
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                  RESERVES   MONEY FUND

ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE SCHEDULE OF
      INVESTMENTS:
-----------------------------------------------------------------------------------------------
   Unaffiliated issuers                                                   $507,700    $369,190
-----------------------------------------------------------------------------------------------
   Affiliated issuers                                                           --          --
-----------------------------------------------------------------------------------------------
   Repurchase agreements                                                        --          --
-----------------------------------------------------------------------------------------------
                                                                           507,700     369,190
-----------------------------------------------------------------------------------------------
   Cash                                                                        112         152
-----------------------------------------------------------------------------------------------
   Foreign currency                                                             --          --
-----------------------------------------------------------------------------------------------
   Interest receivable                                                       2,384       1,344
-----------------------------------------------------------------------------------------------
   Receivable for securities sold                                               --          --
-----------------------------------------------------------------------------------------------
   Receivable for Fund shares sold                                             147         180
-----------------------------------------------------------------------------------------------
   Receivable from administrator--net (Note B)                                  --          --
-----------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                            --          --
-----------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                            19          11
===============================================================================================
TOTAL ASSETS                                                               510,362     370,877
===============================================================================================
LIABILITIES
   Distributions payable                                                       722       1,026
-----------------------------------------------------------------------------------------------
   Net payable for forward foreign currency exchange contracts (Note C)         --          --
-----------------------------------------------------------------------------------------------
   Due to custodian                                                             --          --
-----------------------------------------------------------------------------------------------
   Payable for collateral on securities loaned (Note A)                         --          --
-----------------------------------------------------------------------------------------------
   Payable for securities purchased                                             --          --
-----------------------------------------------------------------------------------------------
   Payable for Fund shares redeemed                                             63          46
-----------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                             34          24
-----------------------------------------------------------------------------------------------
   Payable to administrator--net (Note B)                                      113          82
-----------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                 --          --
-----------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                          65          63
===============================================================================================
TOTAL LIABILITIES                                                              997       1,241
===============================================================================================
NET ASSETS AT VALUE                                                       $509,365    $369,636
===============================================================================================
NET ASSETS CONSIST OF:
   Paid--in capital                                                       $509,372    $369,661
-----------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                    4          --
-----------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                             --          --
-----------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                      (11)        (25)
-----------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments           --          --
===============================================================================================
NET ASSETS AT VALUE                                                       $509,365    $369,636
===============================================================================================
NET ASSETS
   Investor Class                                                         $509,365    $369,636
-----------------------------------------------------------------------------------------------
   Trust Class                                                                  --          --
-----------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                          509,372     369,661
-----------------------------------------------------------------------------------------------
   Trust Class                                                                  --          --
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                         $   1.00    $   1.00
-----------------------------------------------------------------------------------------------
   Trust Class                                                                  --          --
-----------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                   $     --    $     --
-----------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                   $507,700    $369,190
-----------------------------------------------------------------------------------------------
   Affiliated issuers                                                           --          --
===============================================================================================
TOTAL COST OF INVESTMENTS                                                 $507,700    $369,190
===============================================================================================
TOTAL COST OF FOREIGN CURRENCY                                            $     --    $     --
===============================================================================================

See Notes to Financial Statements

NEUBERGER BERMAN INCOME FUNDS                                             HIGH INCOME   LIMITED MATURITY   MUNICIPAL SECURITIES
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                   BOND FUND        BOND FUND              TRUST

ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE*+ (NOTES A & F)--SEE SCHEDULE OF
      INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------------------
   Unaffiliated issuers                                                     $596,298        $162,090              $32,279
-------------------------------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                         84,395              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Repurchase agreements                                                          --           4,870                   --
-------------------------------------------------------------------------------------------------------------------------------
                                                                             680,693         166,960               32,279
-------------------------------------------------------------------------------------------------------------------------------
   Cash                                                                           --               6                   38
-------------------------------------------------------------------------------------------------------------------------------
   Foreign currency                                                               --              74                   --
-------------------------------------------------------------------------------------------------------------------------------
   Interest receivable                                                        11,979           1,308                  446
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for securities sold                                              1,971              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for Fund shares sold                                               617               5                    7
-------------------------------------------------------------------------------------------------------------------------------
   Receivable from administrator--net (Note B)                                    --              --                   11
-------------------------------------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                             315              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Prepaid expenses and other assets                                              18               7                    1
===============================================================================================================================
TOTAL ASSETS                                                                 695,593         168,360               32,782
===============================================================================================================================
LIABILITIES
   Distributions payable                                                         248              31                   17
-------------------------------------------------------------------------------------------------------------------------------
   Net payable for forward foreign currency exchange contracts (Note C)           --             204                   --
-------------------------------------------------------------------------------------------------------------------------------
   Due to custodian                                                              324              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for collateral on securities loaned (Note A)                       70,984              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                               --           3,103                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for Fund shares redeemed                                              919             135                   17
-------------------------------------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                              234              31                    6
-------------------------------------------------------------------------------------------------------------------------------
   Payable to administrator--net (Note B)                                        132              25                   --
-------------------------------------------------------------------------------------------------------------------------------
   Payable for securities lending fees (Note A)                                  299              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                           195              69                   35
===============================================================================================================================
TOTAL LIABILITIES                                                             73,335           3,598                   75
===============================================================================================================================
NET ASSETS AT VALUE                                                         $622,258        $164,762              $32,707
===============================================================================================================================
NET ASSETS CONSIST OF:
   Paid--in capital                                                         $648,791        $191,218              $32,593
-------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                     25              --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Distributions in excess of net investment income                               --            (375)                  --
-------------------------------------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                    (20,045)        (23,921)                 106
-------------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in value of investments         (6,513)         (2,160)                   8
===============================================================================================================================
NET ASSETS AT VALUE                                                         $622,258        $164,762              $32,707
===============================================================================================================================
NET ASSETS
   Investor Class                                                           $622,258        $147,199              $32,707
-------------------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                    --          17,563                   --
-------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Investor Class                                                             68,930          16,236                2,934
-------------------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                    --           2,033                   --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Investor Class                                                           $   9.03        $   9.07              $ 11.15
-------------------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                    --            8.64                   --
-------------------------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                     $ 69,288        $     --              $    --
-------------------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                     $602,811        $168,922              $32,271
-------------------------------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                         84,395              --                   --
===============================================================================================================================
TOTAL COST OF INVESTMENTS                                                   $687,206        $168,922              $32,271
===============================================================================================================================
TOTAL COST OF FOREIGN CURRENCY                                              $     --        $     72              $    --
===============================================================================================================================

STATEMENTS OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                             CASH     GOVERNMENT
(000'S OMITTED)                                                         RESERVES   MONEY FUND

INVESTMENT INCOME
INCOME (NOTE A):

Interest income--unaffiliated issuers                                   $11,119     $ 8,527
---------------------------------------------------------------------------------------------
Income from securities loaned *                                              --          --
---------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Notes A & F)                  --          --
=============================================================================================
Total income                                                             11,119       8,527
=============================================================================================
EXPENSES:
Investment management fee (Note B)                                          249         195
---------------------------------------------------------------------------------------------
Administration fee (Note B):
---------------------------------------------------------------------------------------------
   Investor Class                                                           672         527
---------------------------------------------------------------------------------------------
   Trust Class                                                               --          --
---------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
---------------------------------------------------------------------------------------------
   Investor Class                                                            93          35
---------------------------------------------------------------------------------------------
   Trust Class                                                               --          --
---------------------------------------------------------------------------------------------
Audit fees                                                                   17          17
---------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                      76          66
---------------------------------------------------------------------------------------------
Insurance expense                                                            13          11
---------------------------------------------------------------------------------------------
Legal fees                                                                   17          15
---------------------------------------------------------------------------------------------
Registration and filing fees                                                 18          19
---------------------------------------------------------------------------------------------
Shareholder reports                                                          13          11
---------------------------------------------------------------------------------------------
Trustees'fees and expenses                                                   15          15
---------------------------------------------------------------------------------------------
Miscellaneous                                                                10           9
=============================================================================================
Total expenses                                                            1,193         920
Expenses reimbursed by administrator (Note B)                                --          --
Investment management fee waived (Note B)                                   (50)        (39)
Expenses reduced by custodian fee expense offset arrangement (Note B)        (5)         (3)
=============================================================================================
Total net expenses                                                        1,138         878
=============================================================================================
Net investment income (loss)                                              9,981       7,649
=============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
---------------------------------------------------------------------------------------------
   Sales of investment securities of unaffiliated issuers                    --          (8)
---------------------------------------------------------------------------------------------
   Foreign currency                                                          --          --
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
---------------------------------------------------------------------------------------------
   Unaffiliated investment securities                                        --          --
---------------------------------------------------------------------------------------------
   Foreign currency                                                          --          --
=============================================================================================
Net gain (loss) on investments                                               --          (8)
=============================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 9,981     $ 7,641
=============================================================================================
*INCOME FROM SECURITIES LOANED--AFFILIATED ISSUERS (NOTES A & F)        $    --     $    --
=============================================================================================

See Notes to Financial Statements

            NEUBERGER BERMAN FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

NEUBERGER BERMAN INCOME FUNDS                                           HIGH INCOME   LIMITED MATURITY   MUNICIPAL SECURITIES
(000'S OMITTED)                                                          BOND FUND        BOND FUND              TRUST

INVESTMENT INCOME
INCOME (NOTE A):

Interest income--unaffiliated issuers                                     $24,697          $3,531                $ 697
-----------------------------------------------------------------------------------------------------------------------------
Income from securities loaned *                                               124              --                   --
-----------------------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Notes A & F)                   177              --                   --
=============================================================================================================================
Total income                                                               24,998           3,531                  697
=============================================================================================================================
EXPENSES:
Investment management fee (Note B)                                          1,662             205                   41
-----------------------------------------------------------------------------------------------------------------------------
Administration fee (Note B):
-----------------------------------------------------------------------------------------------------------------------------
   Investor Class                                                             935             197                   45
-----------------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                 --              46                   --
-----------------------------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees:
-----------------------------------------------------------------------------------------------------------------------------
   Investor Class                                                             248              64                   16
-----------------------------------------------------------------------------------------------------------------------------
   Trust Class                                                                 --              10                   --
-----------------------------------------------------------------------------------------------------------------------------
Audit fees                                                                     19              19                   18
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                       119              68                   18
-----------------------------------------------------------------------------------------------------------------------------
Insurance expense                                                              22               5                    1
-----------------------------------------------------------------------------------------------------------------------------
Legal fees                                                                     16              15                   15
-----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                   33              33                   18
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                            35               8                    3
-----------------------------------------------------------------------------------------------------------------------------
Trustees'fees and expenses                                                     15              15                   15
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                                  19               4                    3
=============================================================================================================================
Total expenses                                                              3,123             689                  193
Expenses reimbursed by administrator (Note B)                                  --             (99)                 (85)
Investment management fee waived (Note B)                                      (3)             --                   --
Expenses reduced by custodian fee expense offset arrangement (Note B)         (17)             (6)                  (1)
=============================================================================================================================
Total net expenses                                                          3,103             584                  107
=============================================================================================================================
Net investment income (loss)                                               21,895           2,947                  590
=============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
-----------------------------------------------------------------------------------------------------------------------------
   Sales of investment securities of unaffiliated issuers                  (8,929)           (450)                 106
-----------------------------------------------------------------------------------------------------------------------------
   Foreign currency                                                            --             (59)                  --
-----------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                       4,083              96                 (496)
-----------------------------------------------------------------------------------------------------------------------------
   Foreign currency                                                            --            (217)                  --
=============================================================================================================================
Net gain (loss) on investments                                             (4,846)           (630)                (390)
=============================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $17,049          $2,317                $ 200
=============================================================================================================================
*INCOME FROM SECURITIES LOANED--AFFILIATED ISSUERS (NOTES A & F)          $ 1,727          $   --                $  --
=============================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                             CASH RESERVES         GOVERNMENT MONEY FUND
                                                       --------------------------------------------------
                                                        SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                                             ENDED        ENDED        ENDED        ENDED
NEUBERGER BERMAN INCOME FUNDS                            APRIL 30,  OCTOBER 31,    APRIL 30,  OCTOBER 31,
(000'S OMITTED)                                               2006         2005         2006         2005
                                                       (UNAUDITED)               (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                             $   9,981    $  11,786    $   7,649    $   9,987
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                         --          (11)          (8)          (2)
---------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
   of investments                                               --           --           --           --
=========================================================================================================
Net increase (decrease) in net assets resulting from
   operations                                                9,981       11,775        7,641        9,985
=========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                              (9,981)     (11,786)      (7,649)      (9,987)
---------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --           --           --
---------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                  --           --           --           --
---------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (9,981)     (11,786)      (7,649)      (9,987)
=========================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                             347,123      682,200      385,934      726,079
---------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --           --           --
---------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND
DISTRIBUTIONS:
Investor Class                                               5,384        5,828        1,032        1,388
---------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --           --           --
---------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                            (323,105)    (689,285)    (426,590)    (772,915)
---------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --           --           --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions        29,402       (1,257)     (39,624)     (45,448)
=========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                       29,402       (1,268)     (39,632)     (45,450)
NET ASSETS:
Beginning of period                                        479,963      481,231      409,268      454,718
=========================================================================================================
End of period                                            $ 509,365    $ 479,963    $ 369,636    $ 409,268
=========================================================================================================
Undistributed net investment income (loss) at end of
   period                                                $       4    $       4    $      --    $      --
=========================================================================================================
Distributions in excess of net investment income at
   end of period                                                --           --           --           --
=========================================================================================================

See Notes to Financial Statements

                                                                                          LIMITED                 MUNICIPAL
                                                         HIGH INCOME BOND FUND      MATURITY BOND FUND         SECURITIES TRUST
                                                       ----------------------------------------------------------------------------
                                                        SIX MONTHS         YEAR   SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
NEUBERGER BERMAN INCOME FUNDS                            APRIL 30,  OCTOBER 31,    APRIL 30,  OCTOBER 31,    APRIL 30,  OCTOBER 31,
(000'S OMITTED)                                               2006         2005         2006         2005         2006         2005
                                                       (UNAUDITED)               (UNAUDITED)               (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                             $  21,895    $  49,232     $  2,947     $  4,869      $   590      $ 1,226
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     (8,929)      (3,954)        (509)        (609)         106          159
-----------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
   of investments                                            4,083      (35,975)        (121)      (2,974)        (496)      (1,425)
===================================================================================================================================
Net increase (decrease) in net assets resulting from
   operations                                               17,049        9,303        2,317        1,286          200          (40)
===================================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME:
Investor Class                                             (21,895)     (49,232)      (3,125)      (5,893)        (590)      (1,226)
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --         (381)        (837)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Investor Class                                                  --           --           --           --         (158)        (226)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                        (21,895)     (49,232)      (3,506)      (6,730)        (748)      (1,452)
===================================================================================================================================
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Investor Class                                             102,153      441,424        6,639       24,916        2,770        4,948
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --        2,100        6,127           --           --
-----------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND
DISTRIBUTIONS:
Investor Class                                              20,084       44,181        2,943        5,521         629         1,271
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --          364          811           --           --
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Investor Class                                            (274,832)    (479,210)     (13,129)     (36,488)      (3,830)      (8,150)
-----------------------------------------------------------------------------------------------------------------------------------
Trust Class                                                     --           --       (4,917)     (13,120)          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions      (152,595)       6,395       (6,000)     (12,233)        (431)      (1,931)
===================================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                     (157,441)     (33,534)      (7,189)     (17,677)        (979)      (3,423)
NET ASSETS:
Beginning of period                                        779,699      813,233      171,951      189,628       33,686       37,109
===================================================================================================================================
End of period                                            $ 622,258    $ 779,699     $164,762     $171,951      $32,707      $33,686
===================================================================================================================================
Undistributed net investment income (loss) at end of
   period                                                $      25    $      25     $     --     $    184      $    --      $    --
===================================================================================================================================
Distributions in excess of net investment income at
   end of period                                                --          --      $   (375)          --           --           --
===================================================================================================================================

NOTES TO FINANCIAL STATEMENTS Income Funds

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Cash Reserves ("Cash Reserves"), Neuberger Berman Government Money Fund ("Government Money"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Limited Maturity Bond Fund ("Limited Maturity"), and Neuberger Berman Municipal Securities Trust ("Municipal Securities Trust") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). All of the Funds offer Investor Class shares and Limited Maturity also offers Trust Class shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of Cash Reserves and Government Money to maintain a continuous net asset value per share of $1.00; each of these Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of these Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: High Income and Limited Maturity may invest in foreign securities denominated in foreign currency. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and (for High Income and Limited Maturity, foreign currency transactions), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

                                     NEUBERGER BERMAN APRIL 30, 2006 (UNAUDITED)

5 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, and foreign currency gains and losses (for Limited Maturity) were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

                                                                    DISTRIBUTIONS PAID FROM:
                                                                                        LONG-TERM
                                   TAXABLE INCOME           TAX-EXEMPT INCOME          CAPITAL GAIN                TOTAL
                                 2005          2004         2005         2004        2005       2004         2005          2004

CASH RESERVES                $11,786,263   $ 3,230,039   $       --   $       --   $     --   $     --   $11,786,263   $ 3,230,039
GOVERNMENT MONEY               9,987,018     4,724,895           --           --         --         --     9,987,018     4,724,895
HIGH INCOME                   49,232,483    40,651,447           --           --         --         --    49,232,483    40,651,447
LIMITED MATURITY               6,729,866     7,378,305           --           --         --         --     6,729,866     7,378,305
MUNICIPAL SECURITIES TRUST        58,183        55,790    1,226,282    1,319,090    167,792    103,115     1,452,257     1,477,995

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                             UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED      UNREALIZED             LOSS
                                  ORDINARY      TAX-EXEMPT       LONG-TERM    APPRECIATION    CARRYFORWARDS
                                    INCOME          INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS           TOTAL

CASH RESERVES                     $640,836         $    --        $     --    $         --    $    (10,879)   $    629,957
GOVERNMENT MONEY                   898,114              --              --               2         (16,932)        881,184
HIGH INCOME                        365,142              --              --     (10,723,035)    (10,988,295)    (21,346,188)
LIMITED MATURITY                   214,523              --              --      (2,996,151)    (22,454,727)    (25,236,355)
MUNICIPAL SECURITIES TRUST              --          13,654         157,900         503,763              --         675,317

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, mark to market on certain foreign currency transactions, capital loss carryforwards, and amortization of bond premium.

NOTES TO FINANCIAL STATEMENTS Income Funds cont'd

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                                EXPIRING IN:
                         2006         2007         2008        2009      2010        2011      2012          2013

CASH RESERVES         $       --   $       --   $       --   $     --   $       --    $--   $       --   $   10,879
GOVERNMENT MONEY              --           --           --         --           --     --       14,846        2,086
HIGH INCOME(1)                --    2,845,092    2,021,774    923,187    1,332,365     --           --    3,865,877
LIMITED MATURITY(2)    4,035,877    5,146,514    7,177,986    456,883           --     --    2,468,731    3,168,736

     (1) Of the total capital loss carryforwards shown above for High Income, $5,790,053 was acquired on September 6, 2002 in the merger with Neuberger Berman High Yield Bond Fund. The use of these losses to offset future gains may be limited in a given year.

     (2) Of the total capital loss carryforwards shown above for Limited Maturity, $2,860,480 was acquired on February 9, 2001 in a tax-free reorganization. The use of these losses to offset future gains may be limited in a given year.

6 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8 FINANCIAL FUTURES CONTRACTS: High Income, Limited Maturity, and Municipal Securities Trust may each buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts.When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended April 30, 2006, High Income, Limited Maturity, and Municipal Securities Trust did not enter into any financial futures contracts.

9 FORWARD FOREIGN CURRENCY CONTRACTS: High Income and Limited Maturity may each enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. Neither Fund has a specific limitation on the percentage of assets which may be committed to these types of contracts, but neither Fund may invest more than 25% of its net assets in foreign securities denominated in or indexed to foreign currencies. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

10 SECURITY LENDING: Effective September 13, 2005, High Income entered into securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as lending agent for High Income and assisted High Income in conducting a bidding process to identify principals that would guarantee a certain amount of revenue to High Income.

     Under the securities lending agreements, High Income receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). High Income invests the cash collateral in the Neuberger Berman

     Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and, where necessary, payment under the guarantee for High Income, less fees and expenses associated with the loans. These amounts are reflected in the Statements of Operations under the caption "Income from securities loaned -- affiliated issuers."

11 REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: High Income and Limited Maturity may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

14   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2006, management fees waived under this Arrangement with respect to High Income amounted to $3,212 and is reflected in the Statements of Operations under the caption "Investment management fee waived." For the six months ended April 30, 2006, income earned under this Arrangement with respect to High Income amounted to $177,262, and is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers."

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except High Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. High Income pays Management a fee for investment management services at the annual rate of 0.48% of the Fund's average daily net assets. Effective December 27, 2004, Cash Reserves and Government Money pay Management a fee for investment management services at the annual rate of 0.10% of each Fund's average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.02% of the daily net assets of Cash Reserves and Government Money. For the six months ended April 30, 2006, such waived fees amounted to $49,754 and $39,037 for Cash Reserves and Government Money, respectively.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Trust Class of Limited Maturity pays Management an administration fee at the annual rate of 0.50% of its average daily net assets under this agreement. Additionally,Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                                 CONTRACTUAL
                                                                               REIMBURSEMENT
                                                                             FROM MANAGEMENT
                                                   CONTRACTUAL                      FOR  THE
                                                       EXPENSE              SIX MONTHS ENDED
     CLASS                                       LIMITATION(1)  EXPIRATION    APRIL 30, 2006

     CASH RESERVES INVESTOR CLASS                         0.65%   10/31/09           $    --
     HIGH INCOME BOND FUND INVESTOR CLASS                 1.00%   10/31/09                --
     LIMITED MATURITY BOND FUND INVESTOR CLASS            0.70%   10/31/09            76,254
     LIMITED MATURITY BOND FUND TRUST CLASS               0.80%   10/31/09            22,753
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS            0.65%   10/31/09            84,602

     (1) Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Cash Reserves, High Income, Limited Maturity and Municipal Securities Trust and the Trust Class of Limited Maturity have agreed to repay Management for their excess Operating

     Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2006, there was no reimbursement to Management. At April 30, 2006, contingent liabilities to Management under the agreement were as follows:

                                                                     EXPIRING IN:

                                                     2006       2007       2008      2009      TOTAL

     LIMITED MATURITY BOND FUND INVESTOR CLASS   $ 81,375   $118,706   $145,616   $76,254   $421,951
     LIMITED MATURITY BOND FUND TRUST CLASS        53,395     47,081     49,486    22,753    172,715
     MUNICIPAL SECURITIES TRUST INVESTOR CLASS    140,242    156,342    157,589    84,602    538,775

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $5,478, $2,974, $17,413, $5,756, and $815 for Cash Reserves, Government Money, High Income, Limited Maturity, and Municipal Securities Trust, respectively.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts, and foreign currency contracts) for the six months ended April 30, 2006 were as follows:

                                                                  SALES AND        SALES AND
                                    PURCHASES       PURCHASES    MATURITIES       MATURITIES
                                      OF U.S.  EXCLUDING U.S.       OF U.S.   EXCLUDING U.S.
                                   GOVERNMENT      GOVERNMENT    GOVERNMENT       GOVERNMENT
                                   AND AGENCY      AND AGENCY    AND AGENCY       AND AGENCY
                                  OBLIGATIONS     OBLIGATIONS   OBLIGATIONS      OBLIGATIONS

     HIGH INCOME                  $        --    $412,876,229   $        --     $498,930,196
     LIMITED MATURITY              32,331,326      52,921,334    48,597,144       34,984,761
     MUNICIPAL SECURITIES TRUST            --       6,281,391            --        6,806,025

     All securities transactions for Cash Reserves and Government Money were short-term.

     During the six months ended April 30, 2006, Limited Maturity had entered into various contracts to deliver currencies at specified future dates. At April 30, 2006, open contracts were as follows:

                   CONTRACTS TO    IN EXCHANGE   SETTLEMENT                NET UNREALIZED
     SELL          DELIVER         FOR           DATE         VALUE        DEPRECIATION

     Euro Dollar   5,530,000 EUR   $6,812,545    7/19/06      $7,016,937   $204,392

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the six months ended April 30, 2006 and year ended October 31, 2005 was as follows:

                               FOR THE SIX MONTHS ENDED APRIL 30, 2006          FOR THE YEAR ENDED OCTOBER 31, 2005
                            --------------------------------------------   --------------------------------------------
                                             SHARES                                         SHARES
                                          ISSUED ON                                      ISSUED ON
                                       REINVESTMENT                                   REINVESTMENT
                                       OF DIVIDENDS                                   OF DIVIDENDS
     (000'S                  SHARES             AND     SHARES              SHARES             AND     SHARES
     OMITTED)                  SOLD   DISTRIBUTIONS   REDEEMED     TOTAL      SOLD   DISTRIBUTIONS   REDEEMED     TOTAL

     CASH RESERVES:
     Investor Class         347,123           5,384   (323,105)   29,402   682,200           5,828   (689,285)   (1,257)
     GOVERNMENT MONEY:
     Investor Class         385,934           1,032   (426,590)  (39,624)  726,079           1,388   (772,915)  (45,448)
     HIGH INCOME:
     Investor Class          11,229           2,208    (30,227)  (16,790)   47,164           4,746    (51,466)      444
     LIMITED MATURITY:
     Investor Class             730             324     (1,442)     (388)    2,691             597     (3,939)     (651)
     Trust Class                242              42       (566)     (282)      694              92     (1,485)     (699)
     MUNICIPAL SECURITIES
     TRUST:
     Investor Class             244              56       (339)      (39)      427             110       (705)     (168)

     NOTE E--LINE OF CREDIT:

     At April 30, 2006, High Income and Limited Maturity were participants in a single committed, unse-cured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. High Income and Limited Maturity had no loans outstanding pursuant to this line of credit at April 30, 2006. During the six months ended April 30, 2006, High Income and Limited Maturity did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

     HIGH INCOME:

                                                                                                  INCOME FROM
                                                                                                  INVESTMENTS
                                                                                                           IN
                            BALANCE OF         GROSS                  BALANCE OF                   AFFILIATED
                           SHARES HELD     PURCHASES         GROSS   SHARES HELD         VALUE        ISSUERS
                           OCTOBER 31,           AND     SALES AND     APRIL 30,     APRIL 30,    INCLUDED IN
     NAME OF ISSUER               2005     ADDITIONS    REDUCTIONS          2006          2006   TOTAL INCOME

     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**    51,539,041   260,529,222   241,084,762    70,983,501   $70,983,501     $1,727,407

     Neuberger Berman
     Prime Money Fund
     Trust Class***                 --   116,366,404   102,955,497    13,410,907    13,410,907        177,262
                                                                                   -----------     ----------
     TOTAL                                                                         $84,394,408     $1,904,669
                                                                                   -----------     ----------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

     NOTE G--UNAUDITED FINANCIAL INFORMATION:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS Cash Reserves

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                    SIX MONTHS ENDED
                                                          APRIL 30,                   YEAR ENDED OCTOBER 31,
                                                   ----------------   --------------------------------------------------
                                                               2006     2005        2004      2003      2002       2001
                                                        (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                   $1.0000        $1.0000     $1.0000   $1.0000   $1.0001   $ 1.0000
                                                       -------        -------     -------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                             .0199          .0239       .0056     .0066     .0154      .0440
NET GAINS OR LOSSES ON SECURITIES                       (.0000)        (.0000)      .0000     .0000    (.0000)     .0001
                                                       -------        -------     -------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS                         .0199          .0239       .0056     .0066     .0154      .0441
                                                       -------        -------     -------   -------   -------   --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   (.0199)        (.0239)     (.0056)   (.0066)   (.0154)    (.0440)
NET CAPITAL GAINS                                           --             --      (.0000)       --    (.0001)        --
                                                       -------        -------     -------   -------   -------   --------
TOTAL DISTRIBUTIONS                                     (.0199)        (.0239)     (.0056)   (.0066)   (.0155)    (.0440)
                                                       -------        -------     -------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD                         $1.0000        $1.0000     $1.0000   $1.0000   $1.0000   $ 1.0001
                                                       -------        -------     -------   -------   -------   --------
TOTAL RETURN++                                           +2.01%**       +2.42%       +.57%     +.66%    +1.56%     +4.49%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                $ 509.4        $ 480.0     $ 481.2   $ 617.7   $ 842.0   $1,116.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#             .46%*          .49%        .63%      .59%      .60%       .55%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .46%*++        .49%++      .63%      .59%      .60%       .55%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                             4.01%*         2.40%        .55%      .68%     1.54%      4.59%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Government Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                         SIX MONTHS ENDED
                                                APRIL 30,                             YEAR ENDED OCTOBER 31,
                                         ----------------        ------------------------------------------------------------------
INVESTOR CLASS+                                      2006           2005           2004          2003          2002            2001
                                              (UNAUDITED)

NET ASSET VALUE,BEGINNING OF PERIOD               $1.0000        $1.0000        $1.0000      $ 1.0000      $ 1.0000         $1.0000
                                                  -------        -------        -------      --------      --------         -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                        .0194          .0230          .0060         .0078         .0149           .0423
NET GAINS OR LOSSES ON SECURITIES                   .0000         (.0000)         .0000         .0000         .0000              --
                                                  -------        -------        -------      --------      --------         -------
TOTAL FROM INVESTMENT OPERATIONS                    .0194          .0230          .0060         .0078         .0149           .0423
                                                  -------        -------        -------      --------      --------         -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                              (.0194)        (.0230)        (.0060)       (.0078)       (.0149)         (.0423)
NET CAPITAL GAINS                                      --             --         (.0000)       (.0000)       (.0000)             --
                                                  -------        -------        -------      --------      --------         -------
TOTAL DISTRIBUTIONS                                (.0194)        (.0230)        (.0060)       (.0078)       (.0149)         (.0423)
                                                  -------        -------        -------      --------      --------         -------
NET ASSET VALUE,END OF PERIOD                     $1.0000        $1.0000        $1.0000      $ 1.0000      $ 1.0000         $1.0000
                                                  -------        -------        -------      --------      --------         -------
TOTAL RETURN+++                                     +1.96%**       +2.33%          +.61%         +.78%        +1.50%          +4.31%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS,END OF PERIOD (IN MILLIONS)            $ 369.6        $ 409.3        $ 454.7      $1,078.3      $1,345.2         $ 571.9
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                                        .45%*          .48%           .49%          .45%          .47%            .59%
RATIO OF NET EXPENSES TO AVERAGE NET
   ASSETS                                             .45%*++        .47%++         .49%++        .45%++        .47%++          .59%
RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                             3.92%*         2.25%           .57%          .78%         1.45%           3.92%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS High Income Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                       SIX MONTHS                                           TEN MONTHS
                                            ENDED                                                ENDED             YEAR ENDED
                                        APRIL 30,        YEAR ENDED OCTOBER  31,           OCTOBER 31,            DECEMBER 31,
                                      -----------      --------------------------          -----------         ------------------
INVESTOR CLASS(u)                            2006        2005     2004       2003                2002n           2001        2000
                                      (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD       $ 9.10      $ 9.54   $ 9.25    $  8.81               $ 9.03         $ 8.90      $ 9.22
                                           ------      ------   ------    -------               ------         ------      ------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                  .28@        .55@     .58@       .60@                 .52@(O)        .69         .75
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)            (.07)       (.44)     .29        .44                 (.21)(O)        .12        (.33)
                                           ------      ------   ------    -------               ------         ------      ------
TOTAL FROM INVESTMENT OPERATIONS              .21         .11      .87       1.04                  .31            .81         .42
                                           ------      ------   ------    -------               ------         ------      ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                        (.28)       (.55)    (.58)      (.60)                (.53)          (.68)       (.74)
                                           ------      ------   ------    -------               ------         ------      ------
NET ASSET VALUE, END OF PERIOD             $ 9.03      $ 9.10   $ 9.54    $  9.25               $ 8.81         $ 9.03      $ 8.90
                                           ------      ------   ------    -------               ------         ------      ------
TOTAL RETURN+++                             +2.36%**    +1.17%   +9.68%    +12.14%               +3.52%**       +9.27%      +4.81%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN
   MILLIONS)                               $622.3      $779.7   $813.2    $ 519.7               $148.6         $ 92.8      $ 60.3
RATIO OF GROSS EXPENSES TO AVERAGE
   NET ASSETS#                                .90%*       .91%     .90%       .90%                1.00%*         1.00%       1.00%
RATIO OF NET EXPENSES TO AVERAGE NET
   ASSETS                                     .90%*++     .91%     .90%       .90%(SS)            1.00%*++       1.00%++     1.00%++
RATIO OF NET INVESTMENT INCOME
   (LOSS) TO AVERAGE NET ASSETS              6.32%*      5.88%    6.16%      6.54%                6.96%*(O)      7.54%       8.15%
PORTFOLIO TURNOVER RATE                        61%**       63%      79%       148%                  95%++++**      85%         63%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Limited Maturity Bond Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                   SIX MONTHS ENDED
                                                         APRIL 30,               YEAR ENDED OCTOBER 31,
                                                  ----------------    -----------------------------------------
                                                              2006      2005    2004    2003    2002       2001
                                                       (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.13    $ 9.41  $ 9.61  $ 9.65  $ 9.78    $  9.31
                                                            ------    ------  ------  ------  ------    -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                  .16       .25     .24     .28    .43(O)      .58
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             (.03)     (.18)   (.11)    .03   (.11)##(O)   .47
                                                            ------    ------  ------  ------  ------    -------
TOTAL FROM INVESTMENT OPERATIONS                               .13       .07     .13     .31     .32       1.05
                                                            ------    ------  ------  ------  ------    -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                         (.19)     (.35)   (.33)   (.35)   (.45)      (.58)
                                                            ------    ------  ------  ------  ------    -------
NET ASSET VALUE, END OF PERIOD                              $ 9.07    $ 9.13  $ 9.41  $ 9.61  $ 9.65    $  9.78
                                                            ------    ------  ------  ------  ------    -------
TOTAL RETURN+++                                              +1.45%**   +.77%  +1.43%  +3.23%  +3.42%    +11.62%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $147.2    $151.8  $162.6  $199.4  $220.3    $ 204.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .71%*     .71%    .70%    .70%    .70%       .70%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                  .70%*     .70%    .70%    .70%    .70%       .70%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                 3.60%*    2.75%   2.49%   2.88%   4.44%(O)   6.05%
PORTFOLIO TURNOVER RATE                                         51%**    166%     94%    129%    140%       147%

TRUST CLASS+                                      SIX MONTHS ENDED
                                                         APRIL 30,               YEAR ENDED OCTOBER 31,
                                                  ----------------    -----------------------------------------
                                                              2006       2005    2004    2003    2002        2001
                                                       (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                        $ 8.70    $ 8.97  $ 9.15  $ 9.20  $ 9.32     $  8.88
                                                            ------    ------  ------  ------  ------     -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                  .15       .23     .22     .26     .40(O)      .55
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             (.03)     (.17)   (.09)    .01    (.10)##(O)   .44
                                                            ------    ------  ------  ------  ------     -------
TOTAL FROM INVESTMENT OPERATIONS                               .12       .06     .13     .27     .30         .99
                                                            ------    ------  ------  ------  ------     -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                         (.18)     (.33)   (.31)   (.32)   (.42)       (.55)
                                                            ------    ------  ------  ------  ------     -------
NET ASSET VALUE, END OF PERIOD                              $ 8.64    $ 8.70  $ 8.97  $ 9.15  $ 9.20     $  9.32
                                                            ------    ------  ------  ------  ------     -------
TOTAL RETURN+++                                              +1.37%**   +.64%  +1.44%  +3.00%  +3.35%     +11.41%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $ 17.6    $ 20.1  $ 27.0  $ 36.5  $ 42.9     $  38.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .81%*     .81%    .80%    .80%    .80%        .80%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                  .80%*     .81%    .80%    .80%    .80%        .80%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                 3.49%*    2.64%   2.38%   2.80%   4.31%(O)    5.95%
PORTFOLIO TURNOVER RATE                                         51%**    166%     94%    129%    140%        147%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Municipal Securities Trust

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+                                   SIX MONTHS ENDED
                                                         APRIL 30,             YEAR ENDED OCTOBER 31,
                                                  ----------------    ---------------------------------------
                                                              2006      2005    2004    2003    2002     2001
                                                       (UNAUDITED)

NET ASSET VALUE, BEGINNING OF PERIOD                       $ 11.33    $11.81  $11.86  $11.80  $11.62  $ 11.00
                                                           -------    ------  ------  ------  ------  -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                  .20       .40     .40     .40     .43      .45
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                             (.13)     (.41)   (.00)    .12     .18      .62
                                                           -------    ------  ------  ------  ------  -------
TOTAL FROM INVESTMENT OPERATIONS                               .07      (.01)    .40     .52     .61     1.07
                                                           -------    ------  ------  ------  ------  -------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                         (.20)     (.40)   (.40)   (.40)   (.43)    (.45)
NET CAPITAL GAINS                                             (.05)     (.07)   (.05)   (.06)     --       --
                                                           -------    ------  ------  ------  ------  -------
TOTAL DISTRIBUTIONS                                           (.25)     (.47)   (.45)   (.46)   (.43)    (.45)
                                                           -------    ------  ------  ------  ------  -------
NET ASSET VALUE, END OF PERIOD                             $ 11.15    $ 11.33 $11.81  $11.86  $11.80  $11.62
                                                           -------    ------  ------  ------  ------  -------
TOTAL RETURN++                                                 .62%**   -.09%  +3.43%  +4.50%  +5.35%   +9.89%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                     $ 32.7    $ 33.7  $ 37.1  $ 42.3  $ 37.9  $  32.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .65%*     .66%    .65%    .65%    .65%     .66%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                  .65%*     .66%    .65%    .65%    .65%     .65%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                 3.58%*    3.44%   3.40%   3.37%   3.67%    3.96%
PORTFOLIO TURNOVER RATE                                         19%**     16%      8%     12%     17%      26%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Income Fund

+ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                           SIX MONTHS ENDED
                                                  APRIL 30,        YEAR ENDED OCTOBER 31,
                                                       2006   2005   2004   2003   2002   2001

CASH RESERVES INVESTOR CLASS                           .48%    .51%    --     --     --     --
GOVERNMENT MONEY FUND INVESTOR CLASS                   .47%    .49%   .58%   .57%   .55%    --
LIMITED MATURITY BOND FUND INVESTOR CLASS              .80%    .80%   .77%   .74%   .73%   .74%
LIMITED MATURITY BOND FUND TRUST CLASS                1.05%   1.02%   .95%   .93%   .92%  1.01%
MUNICIPAL SECURITIES TRUST INVESTOR CLASS             1.16%   1.10%  1.06%   .98%  1.10%  1.07%

                                           SIX MONTHS ENDED                            TEN MONTHS ENDED
                                                  APRIL 30,   YEAR ENDED OCTOBER 31,        OCTOBER 31,   YEAR ENDED DECEMBER 31,
                                                       2006     2005   2004   2003                 2002         2001   2000

HIGH INCOME BOND FUND INVESTOR CLASS                   .90%       --     --     --                1.31%         1.15%  1.18%

(SS) After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                        YEAR ENDED
                                       OCTOBER 31,
                                              2003
HIGH INCOME BOND FUND INVESTOR CLASS          .90%

++++ Portfolio turnover excludes purchases and sales of securities by Neuberger
     Berman High Yield Bond Fund prior to the merger date.

*    Annualized.

**   Not annualized.

@ The per share amounts which are shown for the periods ended October 31, 2001 (October 31, 2002 for High Income) and thereafter, have been calculated based on the average number of shares outstanding during each fiscal period.

(n) Effective after the close of business on September 6, 2002, Management succeeded Lipper & Company, L.L.C., as the Fund's investment manager.

(O) For fiscal years ended after October 31, 2001, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended October 31, 2002, the per share amounts and ratios shown decreased or increased as follows:

HIGH INCOME BOND FUND INVESTOR CLASS                   TEN MONTHS ENDED
                                                            OCTOBER 31,
                                                                   2002
NET INVESTMENT INCOME                                              (.01)
NET GAINS OR LOSSES ON SECURITIES                                   .01
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS               (.19%)

LIMITED MATURITY BOND FUND INVESTOR CLASS                    YEAR ENDED
                                                            OCTOBER 31,
                                                                   2002
NET INVESTMENT INCOME                                              (.02)
NET GAINS OR LOSSES ON SECURITIES                                   .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS               (.26%)

LIMITED MATURITY BOND FUND TRUST CLASS                       YEAR ENDED
                                                            OCTOBER 31,
                                                                   2002
NET INVESTMENT INCOME                                              (.02)
NET GAINS OR LOSSES ON SECURITIES                                   .02
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS               (.26%)

(u) The financial highlights for the periods ended December 31, 2001 and prior are those of the Premier Shares of Lipper High Income, and have been audited by other auditors whose report dated February 25, 2002 expressed an unqualified opinion. The financial highlights for the ten-month period ended October 31, 2002 include the income and expenses attributable to the Lipper High Income Premier Shares for the period from January 1, 2002 through September 6, 2002 and the income and expenses of High Income, thereafter.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR TRUST CLASS SHAREHOLDERS ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional
Services 800.366.6264

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

NEUBERGER | BERMAN
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
WWW.NB.COM

[LOGO] BO524 06/06

Semi-Annual Report
April 30, 2006

Lehman Brothers
Core Bond Fund

NEUBERGER BERMAN
INVESTOR CLASS SHARES

LEHMAN BROTHERS
INSTITUTIONAL CLASS SHARES

                                                      APRIL 30, 2006 (UNAUDITED)

CONTENTS

THE FUND
CHAIRMEN'S LETTER                                                              2
PORTFOLIO COMMENTARY                                                           3
FUND EXPENSE INFORMATION                                                       7
SCHEDULE OF INVESTMENTS                                                        8
FINANCIAL STATEMENTS                                                          17
FINANCIAL HIGHLIGHTS PER SHARE DATA                                           27
DIRECTORY                                                                     30
PROXY VOTING POLICIES AND PROCEDURES                                          31
QUARTERLY PORTFOLIO SCHEDULE                                                  31

CHAIRMEN'S LETTER

Dear Shareholder,

We are pleased to present to you this semi-annual report for the Lehman Brothers Core Bond Fund for the six months ended April 30, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund seeks to maximize total return through a combination of income and capital appreciation. We endeavor to add value with a distinct process for managing the portfolio's positioning with respect to interest rates, credit and volatility.

Throughout the period, the managers of the Fund remained cautious in the face of continued uncertainty in the bond markets. As the Fed increasingly appears to investors to be near the end of its current cycle of tightening, the managers have positioned the portfolio accordingly, with the goal of protecting client's principal and adding opportunistically to return.

Thank you for investing in the Lehman Brothers Core Bond Fund. We appreciate the trust you have placed in us and we will do our very best to continue earning it.

Sincerely,


/s/ Peter Sundman
-----------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS


/s/ Brad Tank
-----------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

                                                      APRIL 30, 2006 (UNAUDITED)

LEHMAN BROTHERS CORE BOND FUND Portfolio Commentary

The Lehman Brothers Core Bond Fund generated positive returns for the six months ended April 30, 2006, with its Lehman Brothers Institutional Class and Neuberger Berman Investor Class shares returning 0.96% and 0.86%, respectively. The Fund's benchmark, the Lehman Brothers U.S. Aggregate Index, provided a 0.56% return.

Throughout the fourth quarter of (calendar) 2005, investors became increasingly preoccupied by the potential for an inversion of the yield curve, in which long-term yields dip below short-term yields. The curve eventually inverted in late December, for the first time since 2000. An inverted yield curve has traditionally been interpreted as a sign of impending recession. However, after deepening in February, the inversion began to reverse as long-term rates finally began to move up. This long-awaited rise largely reflected the perception that bonds' real rates (interest rates minus inflation) had been at historically low levels given current "full" employment and strong economy, and the rise of inflation expectations. By the end of March, the yield curve had returned to a more normal shape for this point in its cycle.

The retirement of Federal Reserve Chairman Alan Greenspan and his replacement by Ben Bernanke had minimal impact on the markets, as new Chairman Bernanke made efforts to clearly convey his policy intentions. While investors seem confident that the Federal Reserve is at or near the end of the rate hikes, the Fed has warned market participants not to draw conclusions about the future path of interest rates. On multiple occasions, the Fed reminded investors that the effects of monetary changes tend to lag their enactment, and that any future rate increases would depend on forthcoming data.

We have continued to maintain our defensive posture, with portfolio duration (a standard measure of the sensitivity of a bonds price to interest rate movements) at a lower level than that of our benchmark index. Our short duration posture helped to protect the portfolio from the impact of higher interest rates, thereby adding to return, and we made opportunistic sector allocations in order to enhance yield.

Starting in November, this included an approximately 10% overweight (compared to the benchmark) in mortgage-backed securities. The overweight position added to returns for several months and was eliminated beginning in February, as yield spreads in the sector began to narrow sharply. Still, our holdings in long-term mortgage-backed securities continue to make up a large part of the Fund, with 44.5% of the portfolio in the sector at the end of the reporting period.

Other strategies remained largely unchanged over the period, with exposures at or near benchmark levels. Securities issued by banks and other financial institutions accounted for 7.8%, while corporate debt made up 12.6% of the portfolio. Holdings in U.S. Treasury securities ended the period at 9.9%, roughly on a par with U.S. agencies, which made up 9.6% of the portfolio at the end of the period.

In our view, although inflation has been reasonably well contained thus far, it should still be of some concern to investors. We believe that the U.S. economy appears to retain momentum and should continue to grow through early 2007 at around its long-term potential growth rate of 3-3 1/2%. Core inflation has flattened out over the last six months, and concern over supply/demand shocks related to the hurricanes and energy costs are fading. However, there is still some likelihood of modest inflation increases in 2006, and inflation remains at roughly the top of the Feds stated range of 1-2%.

Guidance from the Federal Reserve under new Chairman Bernanke suggests that the Fed will be data dependant in determining further tightening. We expect that rates could potentially reach up to 5.5% before the cycle is complete. Bond yields on the ten-year Treasury have risen 70 basis points since calendar years end, and current rate levels reflect the markets expectations for some further tightening. At the same time, long-term real rates remain very low.

Our systematic approach to managing risk continues to contribute to the returns of the Fund, and we expect to be able to continue to provide value for our shareholders.

Sincerely,


/s/ Richard W. Knee
----------------------------------


/s/ Andrew Johnson
----------------------------------

RICHARD W. KNEE
AND
ANDREW JOHNSON
PORTFOLIO CO-MANAGERS

PERFORMANCE HIGHLIGHTS

LEHMAN BROTHERS                  INCEPTION          SIX MONTH                         AVERAGE ANNUAL
CORE BOND FUND(1),(2),(3),(4)      DATE           PERIOD ENDED                         TOTAL RETURNS
                                                    4/30/06        1 YEAR   5 YEARS       10 YEARS
NEUBERGER BERMAN
   INVESTOR CLASS                02/01/1997          0.86%          0.91%     4.73%       5.63%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE NEUBERGER BERMAN INVESTOR CLASS SHARES WAS 4.60%.

PERFORMANCE HIGHLIGHTS


LEHMAN BROTHERS                  INCEPTION          SIX MONTH                         AVERAGE ANNUAL
CORE BOND FUND(1),(2),(3),(4)      DATE           PERIOD ENDED                         TOTAL RETURNS
                                                    4/30/06        1 YEAR   5 YEARS       10 YEARS
LEHMAN BROTHERS
   INSTITUTIONAL CLASS           10/01/1995          0.96%          1.31%     5.17%       6.03%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.NB.COM/PERFORMANCE.

FOR THE PERIOD ENDING 4/30/06, THE 30-DAY SEC YIELD OF THE LEHMAN BROTHERS INSTITUTIONAL CLASS SHARES WAS 5.00%.

RATING SUMMARY

AAA/Government/Government Agency   80.9%
AA                                  1.4
A                                   7.9
BBB                                 6.9
BB                                  0.3
B                                   0.0
CCC                                 0.0
CC                                  0.0
C                                   0.0
D                                   0.0
Not Rated                           0.0
Short Term                          2.6

ENDNOTES

(1.) Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse Lehman Brothers Core Bond Fund so that total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses of the Fund are limited to 0.85% and 0.45% of average daily net assets for the Neuberger Berman Investor Class and Lehman Brothers Institutional Class, respectively. The undertakings last until October 31, 2016. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursements, the total returns of each Class would have been lower.

     Management has voluntarily agreed to waive its investment management fee in the amount of 0.20% of the Fund's average net assets through October 31, 2006. As a result of this waiver, the investment management fee of the Fund will be limited to 0.05% of its average net assets. If this voluntary waiver was not in place, performance would be lower for the Fund.

(2.) One-year and average annual total returns are for the period ended April
     30, 2006. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

(3.) The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund").
     The total return data for the periods prior to June 13, 2005 are those of the Ariel Bond Fund Investor Class and Institutional Class. The data reflects performance of Ariel Bond Fund Investor Class for the period February 1, 1997 through June 10, 2005 and the performance of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through January 31, 1997. The investment policies, guidelines and restrictions of the Fund are in all respects equivalent to Ariel Bond Fund. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

(4.) Unaudited performance data current to most recent month-end are available at www.nb.com.

GLOSSARY OF INDICES

LEHMAN BROTHERS                  An unmanaged index that represents the U.S.
U.S. AGGREGATE INDEX:            domestic investment grade bond market. It is
                                 comprised of the Lehman Brothers
                                 Government/Corporate Bond Index,
                                 Mortgage-Backed Securities Index, and
                                 Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least
                                 $100 million.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described index.

INFORMATION ABOUT YOUR FUNDS EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the funds costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the funds actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION As of 4/30/06 (Unaudited)

LEHMAN BROTHERS CORE BOND FUND

                                      BEGINNING     ENDING      EXPENSES
                                       ACCOUNT     ACCOUNT    PAID DURING
ACTUAL                                  VALUE       VALUE     THE PERIOD*
-------------------------------------------------------------------------
Neuberger Berman Investor Class         $1,000    $1,008.60      $4.23
Lehman Brothers Institutional Class     $1,000    $1,009.60      $2.24

HYPOTHETICAL (5% ANNUAL
RETURN BEFORE EXPENSES)**
-------------------------------------------------------------------------
Neuberger Berman Investor Class         $1,000    $1,020.58      $4.26
Lehman Brothers Institutional Class     $1,000    $1,022.56      $2.26

* For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund

PRINCIPAL AMOUNT                                                                        RATING           VALUE +
(000'S OMITTED)                                                                    MOODY'S   S&P    (000'S OMITTED)
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE
U.S. GOVERNMENT (9.8%)

$    1,220   U.S. Treasury Bonds, 8.13%, due 8/15/19                               TSY       TSY         $    1,552
     2,680   U.S. Treasury Bonds, 6.00%, due 2/15/26                               TSY       TSY              2,903(OO)
       225   U.S. Treasury Notes, 4.00%, due 9/30/07                               TSY       TSY                222
     2,370   U.S. Treasury Notes, 4.38%, due 8/15/12                               TSY       TSY              2,294
       295   U.S. Treasury Strips, due 8/15/14                                     TSY       TSY                194
                                                                                                         ----------
             TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND
             CREDIT OF THE U.S. GOVERNMENT (COST $7,492)                                                      7,165
                                                                                                         ----------
U.S. GOVERNMENT AGENCY SECURITIES (9.5%)
       410   Fannie Mae, Notes, 4.75%, due 2/1/08                                  AGY       AGY                407
     4,070   Fannie Mae, Notes, 5.28%, due 2/27/09                                 AGY       AGY              4,060
     1,320   Fannie Mae, Notes, 4.30%, due 3/9/09                                  AGY       AGY              1,290
       110   Fannie Mae, Notes, 7.25%, due 1/15/10                                 AGY       AGY                117
     1,085   Federal Home Loan Bank, Notes, 4.25%, due 5/16/08                     AGY       AGY              1,066
                                                                                                         ----------
             TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $6,990)                                            6,940
                                                                                                         ----------
MORTGAGE-BACKED SECURITIES (59.5%)
       215   Adjustable Rate Mortgage NIM Trust, Ser. 2006-6, ClassA,
             6.50%, due 4/27/36                                                              A-                 213(n)
       408   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
             5.41%, due 9/20/35                                                    Aaa       AAA                404
       524   Banc of America Funding Corp., Ser. 2006-A, Class 3A2,
             5.95%, due 2/20/36                                                              AAA                527
       275   Banc of America Large Loan, Ser. 2004-BBA4, ClassA1,
             5.02%, due 5/15/06                                                    Aaa       AAA                275(n)(OO)(u)
     1,140   Bear Stearns Commercial Mortgage Securities, Inc.,
             Ser. 2005-PWR8, Class A4, 4.67%, due 6/11/41                          Aaa                        1,056
       257   Chase Commercial Mortgage Securities Corp., Ser. 2000-3,
             Class A1, 7.09%, due 10/15/32                                                   AAA                262
       630   Chase Commercial Mortgage Securities Corp., Ser. 2000-3,
             Class A2, 7.32%, due 10/15/32                                                   AAA                669
       350   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2004-TF2A, Class A1, 5.05%, due 5/15/06                          Aaa       AAA                350(n)(OO)(u)
       236   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2005-CN2A, Class A1, 5.20%, due 5/15/06                          Aaa       AAA                236(n)(OO)(u)
        50   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2005-CN2A, Class A2, 5.30%, due 5/15/06                          Aaa       AAA                 50(n)(OO)(u)
       805   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36                           Aaa       AAA                836
       303   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2003-C5, Class A1, 3.09%, due 12/15/36                                     AAA                293
       225   Credit Suisse First Boston Mortgage Securities Corp.,
             Ser. 2005-C4, Class A3, 5.12%, due 8/15/38                            Aaa       AAA                219
       160   Credit Suisse/Morgan Stanley Commercial Mortgage
             Trust, Ser. 2006-HC1A, Class A1, 5.09%, due 5/15/06                   Aaa       AAA                160(n)(OO)(u)
       584   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
             Class 2A1, 5.46%, due 11/25/35                                                  AAA                579
       343   GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1,
             5.66%, due 4/19/36                                                    Aaa       AAA                342
     1,218   GS Mortgage Securities Corp. II, Ser. 2004-C1, Class A1,
             3.66%, due 10/10/28                                                   Aaa                        1,174
       459   GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 5.03%,
             due 5/25/35                                                           Aaa       AAA                452
       730   Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A,
             6.44%, due 6/19/36                                                    Aaa       AAA                739

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                       RATING            VALUE +
(000'S OMITTED)                                                                    MOODY'S   S&P    (000'S OMITTED)
$      397   Indymac Loan Trust, Ser. 2005-L2, Class A1, 5.18%,
             due 5/25/06                                                           Aaa       AAA         $      396(OO)(u)
       314   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2006-FL1A, Class A1A, 4.99%, due 5/15/06                         Aaa       AAA                314(n)(OO)(u)
       317   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2005-FL1A, Class A1, 5.01%, due 5/15/06                          Aaa       AAA                318(n)(OO)(u)
        69   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2001-CIBC, Class A2, 6.00%, due 3/15/33                                    AAA                 69
       225   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2005-CB11, Class A1, 4.52%, due 8/12/37                          Aaa       AAA                221
       220   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2005-LDP3, Class A3, 4.96%, due 8/15/42                          Aaa       AAA                212
       295   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2006-LDP6, Class A4, 5.47%, due 4/15/43                          Aaa       AAA                289
       335   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2006-CB14, Class ASB, 5.51%, due 12/12/44                        Aaa       AAA                332
       115   JP Morgan Chase Commercial Mortgage Security Corp.,
             Ser. 2005-LDP5, Class A4, 5.18%, due 12/15/44                         Aaa       AAA                111
     1,410   JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1,
             5.14%, due 6/25/35                                                              AAA              1,392
       889   LB Commercial Conduit Mortgage Trust, Ser. 1998-C4,
             Class A1B, 6.21%, due 10/15/35                                        Aaa       AAA                903
       474   Master Adjustable Rate Mortgages Trust, Ser. 2005-6,
             Class 3A2, 5.07%, due 7/25/35                                         Aaa       AAA                470
       203   Merrill Lynch Mortgage Trust, Ser. 2005-MKB2, Class A1,
             4.45%, due 9/12/42                                                    Aaa       AAA                199
       140   Morgan Stanley Capital I, Ser. 2005-T17, Class A5,
             4.78%, due 12/13/41                                                             AAA                131
       420   MortgageIT Trust, Ser. 2005-3, Class A1, 5.26%,
             due 5/25/06                                                           Aaa       AAA                421(OO)(u)
        21   Novastar NIM Note Trust, Ser. 2005-N1, 4.78%,
             due 10/26/35                                                                    A                   21(n)
       479   Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
             5.63%, due 9/25/35                                                    Aaa       AAA                477
       536   Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21,
             6.01%, due 1/25/36                                                    Aaa       AAA                537
       300   Structured Asset Securities Corp., Ser. 1997-LLI, Class A3,
             6.90%, due 10/12/34                                                   Aaa       AAA                303
       164   Thornburg Mortgage Securities Trust, Ser. 2006-2, Class A1B,
             5.01%, due 5/25/06                                                    Aaa       AAA                164(OO)(u)
       519   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C17,
             Class A1, 4.43%, due 3/15/42                                          Aaa       AAA                510
       330   Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22,
             Class A4, 5.27%, due 12/15/44                                         Aaa       AAA                321

FANNIE MAE
     1,272   Pass-Through Certificates, 5.00%, due 7/1/35 & 8/1/35                 AGY       AGY              1,204
       249   Pass-Through Certificates, 6.00%, due 11/1/15                         AGY       AGY                252
       215   Pass-Through Certificates, 8.00%, due 10/1/31                         AGY       AGY                229
       225   Pass-Through Certificates, 8.50%, due 4/1/34                          AGY       AGY                240
     8,225   Pass-Through Certificates, 5.00%, TBA, 15 Year Maturity               AGY       AGY              8,001(O)
     6,540   Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity               AGY       AGY              6,185(O)
     9,315   Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity               AGY       AGY              9,044(O)

FREDDIE MAC
       170   Pass-Through Certificates, 6.50%, due 11/1/25                         AGY       AGY                174
        12   REMIC CMO, Ser. 1364, Class K, 5.00%, due 9/15/07                     AGY       AGY                 12

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                       RATING            VALUE+
(000'S OMITTED)                                                                    MOODY'S    S&P   (000's OMITTED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    $1,207   Pass-Through Certificates, 8.00%, due 12/15/27                            AGY    AGY          $ 1,290
                                                                                                           -------
             TOTAL MORTGAGE-BACKED SECURITIES (COST $43,948)                                                43,578
                                                                                                           -------
CORPORATE DEBT SECURITIES (20.1%)
       155   American Home Products Corp., Notes, 6.70%, due 3/15/11                  Baa1      A              163
        90   Ameriprise Financial, Inc., Senior Unsecured Notes, 5.65%,
             due 11/15/15                                                               A3     A-               88
       465   AT&T Broadband Corp., Guaranteed Notes, 8.38%,  due 3/15/13              Baa2   BBB+              521
       145   AT&T Wireless Services, Inc., Senior Notes, 7.88%, due 3/1/11            Baa2      A              159
       210   AT&T Wireless Services, Inc., Senior Notes, 8.75%, due 3/1/31            Baa2      A              264
       155   AXA, Subordinated Notes, 8.60%, due 12/15/30                               A3   BBB+              191
       105   Bear Stearns Co., Inc., Unsecured Notes, 5.30%, due 10/30/15               A1      A              100
       345   Cisco Systems, Inc., Senior Unsecured Notes, 5.50%,
             due 2/22/16                                                                A1     A+              336
     1,120   Citigroup, Inc., Subordinated Notes, 5.00%, due 9/15/14                   Aa2     A+            1,061
        65   Comcast Cable Communications, Senior Notes, 6.88%,
             due 6/15/09                                                              Baa2   BBB+               67
       100   Comcast Corp., Senior Unsecured Notes, 6.50%, due 11/15/35               Baa2   BBB+               96
       500   Cox Communications, Inc., Notes, 6.75%, due 3/15/11                      Baa3   BBB-              516
        75   D.R. Horton, Inc., Unsubordinated Notes, 6.50%, due 4/15/16              Baa3   BBB-               74
       195   DaimlerChrysler N.A. Holdings Corp., Guaranteed Notes, 8.50%,
             due 1/18/31                                                                A3    BBB              226
       105   Dominion Resources, Inc., Senior Unsecured Notes, 5.15%,
             due 7/15/15                                                              Baa2    BBB               98
       155   DTE Energy Co., Senior Notes, 7.05%, due 6/1/11                          Baa2   BBB-              163
       245   Enterprise Products Partners L.P., Guaranteed Notes, Ser. B,
             6.88%, due 3/1/33                                                        Baa3    BB+              244
       135   ERAC USA Finance Co., Bonds, 5.90%, due 11/15/15                         Baa1     A-              132(n)
       130   Exelon Corp., Notes, 4.90%, due 6/15/15                                  Baa2    BBB              120
       285   FirstEnergy Corp., Notes, Ser. B, 6.45%, due 11/15/11                    Baa3   BBB-              294
       415   Goldman Sachs Group, Inc., Notes, 5.25%, due 10/15/13                     Aa3     A+              401
       200   Harrahs Operating, Inc., Bonds, 5.63%, due 6/1/15                        Baa3   BBB-              190
       785   Home Depot, Inc., Senior Unsecured Notes, 5.40%, due 3/1/16               Aa3     AA              765
       235   Household Finance Corp., Notes, 4.75%, due 5/15/09                        Aa3      A              230
        90   Household Finance Corp., Unsecured Notes, 4.13%,  due 11/16/09            Aa3      A               86
       100   Household Finance Corp., Senior Unsubordinated Notes,
             7.00%, due 5/15/12                                                        Aa3      A              107
       390   International Lease Finance Corp., Unsubordinated Notes,
             4.75%, due 7/1/09                                                          A1    AA-              381
       125   John Deere Capital Corp., Senior Medium-Term Notes, Ser. D,
             4.88%, due 3/16/09                                                         A3     A-              123
       110   Johnson Controls, Inc., Senior Notes, 5.50%, due 1/15/16                 Baa1     A-              105
       245   JP Morgan Chase Capital XV, Subordinated Notes, 5.88%,
             due 3/15/35                                                                A1     A-              222
       205   Kaneb Pipe Line Operating Partnership L.P., Senior Notes,
             5.88%, due 6/1/13                                                        Baa3   BBB-              203
       110   Kinder Morgan Finance Corp., Guaranteed Notes, 5.35%,  due 1/5/11        Baa2    BBB              108
       110   Kinder Morgan Finance Corp., Guaranteed Notes, 5.70%,  due 1/5/16        Baa2    BBB              106
       175   Kraft Foods, Inc., Notes, 4.00%, due 10/1/08                               A3   BBB+              169

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                       RATING            VALUE+
(000'S OMITTED)                                                                    MOODY'S    S&P   (000's OMITTED)
      $185   Lennar Corp., Senior Unsecured Notes, Ser. B, 5.60%,
             due 5/31/15                                                              Baa2    BBB          $   174
       200   Merrill Lynch & Co., Medium-Term Notes, Ser. B, 4.00%,
             due 11/15/07                                                              Aa3     A+              196
       150   Metlife, Inc., Senior Notes, 5.70%, due 6/15/35                            A2      A              136
       685   MidAmerican Energy Holdings Co., Bonds, 6.13%, due 4/1/36                Baa1   BBB+              653(n)
       105   News America, Inc., Guaranteed Notes, 6.20%, due 12/15/34                Baa2    BBB               97
       175   News America, Inc., Notes, 6.40%, due 12/15/35                           Baa2    BBB              165(n)
        80   Nexen, Inc., Unsecured Notes, 5.88%, due 3/10/35                         Baa2   BBB-               73
       215   Nissan Motor Acceptance Corp., Senior Unsecured Notes,
             5.63%, due 3/14/11                                                       Baa1   BBB+              213(n)
       330   Packaging Corp. of America, Unsubordinated Notes, 5.75%,
             due 8/1/13                                                                Ba1    BBB              319
       175   Progress Energy, Inc., Senior Notes, 5.85%, due 10/30/08                 Baa2   BBB-              176
       170   Prologis, Senior Notes, 5.63%, due 11/15/15                              Baa1   BBB+              164(n)
       170   Regions Financial Corp., Senior Notes, 4.50%, due 8/8/08                   A1      A              167
       315   SBC Communications, Inc., Notes, 5.30%, due 11/15/10                       A2      A              311
       100   Simon Property Group L.P., Notes, 4.60%, due 6/15/10                     Baa1     A-               96
       275   Simon Property Group L.P., Notes, 4.88%, due 8/15/10                     Baa1     A-              267
       355   Simon Property Group L.P., Unsubordinated Notes, 5.75%,
             due 12/1/15                                                              Baa1     A-              348(n)
       140   SLM Corp., Medium-Term Notes, 5.13%, due 8/27/12                           A2      A              135
       180   Sprint Capital Corp., Guaranteed Notes, 7.63%, due 1/30/11               Baa2     A-              194
        90   Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32               Baa2     A-              112
       270   Suntrust Bank, Subordinated Notes, 5.00%, due 9/1/15                      Aa3     A+              254
        95   Teck Cominco Ltd., Notes, 6.13%, due 10/1/35                             Baa2    BBB               88
       515   Telecom Italia Capital, Notes, 5.25%, due 10/1/15                        Baa2   BBB+              476
       100   Telefonica Europe BV, Guaranteed Notes, 7.75%, due 9/15/10               Baa1   BBB+              107
       335   Telefonos de Mexico S.A., Notes, 4.50%, due 11/19/08                       A3   BBB+              326
        85   Time Warner, Inc., Guaranteed Notes, 7.63%, due 4/15/31                  Baa2   BBB+               92
       145   Verizon Global Funding Corp., Senior Notes, 5.85%,
             due 9/15/35                                                                A3      A              129
       200   Verizon Virginia, Inc., Debentures, 4.63%, due 3/15/13                   Baa1      A              181
       240   Wachovia Corp., Subordinated Notes, 5.25%, due 8/1/14                      A1      A              230
       190   Wal-Mart Stores, Notes, 4.50%, due 7/1/15                                 Aa2     AA              174
        90   Wells Fargo Bank NA, Subordinated Notes, 4.75%, due 2/9/15                Aa1    AA-               84
       435   Zurich Capital Trust I, Guaranteed Notes, 8.38%, due 6/1/37              Baa2     A-              464(n)
                                                                                                           -------
             TOTAL CORPORATE DEBT SECURITIES (COST $15,322)                                                 14,710
                                                                                                           -------
ASSET-BACKED SECURITIES (31.3%)
        32   ABSC NIMS Trust, Ser. 2005-HE6, Class A1, 5.05%, due 8/27/35                      A-               32(n)
     1,015   American Express Credit Account Master Trust, Ser. 2003-1,
             Class A, 5.01%, due 5/15/06                                               Aaa    AAA            1,017(OO)(u)
        81   Ameriquest Mortgage Securities, Inc., Ser. 2002-AR1,
             Class M2, 6.91%, due 5/25/06                                               A1    AAA               81(OO)(u)
       105   Arcap Reit, Inc., Subordinated Bonds, Ser. 2004-1A, Class D,
             5.64%, due 4/21/39                                                         A3     A-              104(n)
        26   Asset Backed Funding Corp. NIM Trust, Ser. 2005-WF1A,
             Class N1, 4.75%, due 3/26/35                                                                       25(n)^^^
     1,075   Asset Backed Securities Corp. Home Equity Loan,  Ser. 2005-HE6,
             Class A2B, 5.21%, due 5/25/06                                             Aaa    AAA            1,078(OO)(u)
       590   BMW Floorplan Master Owner Trust, Ser. 2003-1A, Class A,
             4.95%, due 5/19/06                                                        Aaa    AAA              590(n)(OO)(u)
       275   Capital One Multi-Asset Execution Trust, Ser. 2002-A1,
             Class A1, 5.17%, due 5/15/06                                              Aaa    AAA              276(OO)(u)

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                    RATING          VALUE+
(000'S OMITTED)                                                                 MOODY'S   S&P   (000'S OMITTED)
$      425   Capital One Prime Auto Receivables Trust, Ser. 2004-1,
             Class A4, 4.97%, due 5/15/06                                         Aaa     AAA     $  425(OO)(u)
       122   Carmax Auto Owner Trust, Ser. 2004-1, Class D, 3.52%,
             due 11/15/10                                                         Baa2    BBB        119
       205   Chase Credit Card Master Trust, Ser. 2004-2, Class A, 4.94%,
             due 5/15/06                                                          Aaa     AAA        205(OO)(u)
       158   Chase Funding Mortgage Loan, Asset-Backed Certificates,
             Ser. 2004-1, Class 2A2, 5.19%, due 5/25/06                           Aaa     AAA        158(OO)(u)
        77   Chase Funding Mortgage Loan, Asset-Backed Certificates,
             Ser. 2002-2, Class 2A1, 5.21%, due 5/25/06                           Aaa     AAA         77(OO)(u)
     1,365   Chase Issuance Trust, Ser. 2005-A1, Class A1, 4.91%,
             due 5/15/06                                                          Aaa     AAA      1,365(OO)(u)
       250   Citibank Credit Card Issuance Trust, Ser. 2003-A11, Class A11,
             5.12%, due 7/17/06                                                   Aaa     AAA        250(OO)(u)
       315   Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1,
             Class A1B,  5.07%, due 5/25/06                                       Aaa     AAA        315(OO)(u)
       643   College Loan Corp. Trust, Ser. 2003-2, Class A2, 5.24%,
             due 7/25/06                                                          Aaa     AAA        644(OO)(u)
       314   Collegiate Funding Services Education Loan Trust 1, Ser. 2003-B,
             Class A1, 5.06%, due 6/28/06                                         Aaa     AAA        315(OO)(u)
       569   Countrywide Home Equity Loan Trust, Ser. 2005-A, Class 2A,
             5.14%, due 5/15/06                                                   Aaa     AAA        569(OO)(u)
       419   Countrywide Asset-Backed Certificates, Ser. 2005-17,
             Class 4AV1, 5.07%, due 5/25/06                                       Aaa     AAA        419(OO)(u)
        81   Countrywide Asset-Backed Certificates, Ser. 2005-SD2,
             Class A1A, 5.12%, due 5/25/06                                        Aaa     AAA         81(n)(OO)(u)
       265   Countrywide Asset-Backed Certificates, Ser. 2004-14,
             Class A2,  5.23%, due 5/25/06                                        Aaa     AAA        265(OO)(u)
        25   Countrywide Asset-Backed Certificates, Ser. 2005-5N,
             Class N,  5.00%, due 7/25/36                                                 BBB         25(n)
        32   Countrywide Asset-Backed Certificates, Ser. 2005-2N, Class N,
             4.50%, due 8/25/36                                                           BBB         32(n)
       174   Countrywide Home Equity Loan Trust, Ser. 2002-D, Class A,
             5.14%, due 5/15/06                                                   Aaa     AAA        175(OO)(u)
       142   Credit-Based Asset Servicing and Securities Trust,
             Ser. 2006-CB3, Class AV1, 5.02%, due 5/25/06                         Aaa     AAA        142(OO)(u)
       385   Credit-Based Asset Servicing and Securities Trust,
             Ser. 2005-CB5, Class AV2, 5.22%, due 5/25/06                         Aaa     AAA        386(OO)(u)
        48   Equifirst Mortgage Loan Trust, Ser. 2005-1, Class A1, 5.02%,
             due 5/25/06                                                          Aaa     AAA         49(OO)(u)
       349   Equifirst Mortgage Loan Trust, Ser. 2004-3, Class A2, 5.29%,
             due 5/25/06                                                          Aaa     AAA        349(OO)(u)
       102   Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 5.71%,
             due 5/25/06                                                          Aaa     AAA        102(OO)(u)
         9   Equifirst Mortgage Loan Trust NIM Notes, Ser. 2004-2, Class N1,
             3.97%, due 10/25/34                                                          A-           9(n)
       237   Fannie Mae Grantor Trust, Ser. 2005-T3, Class A1A, 5.00%,
             due 5/25/06                                                          Aaa     AAA        237(OO)(u)
        49   Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 5.08%,
             due 5/25/06                                                          Aaa     AAA         49(OO)(u)
        31   Fannie Mae Grantor Trust, Ser. 2003-T3, Class 1A, 5.08%,
             due 5/25/06                                                          Aaa     AAA         31(OO)(u)
       270   Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 5.07%,
             due 5/25/06                                                          Aaa     AAA        270(OO)(u)
        68   Fannie Mae Whole Loan, Ser. 2003-W16, Class AV1, 5.11%,
             due 5/25/06                                                          Aaa     AAA         68(OO)(u)

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                     RATING          VALUE+
(000S OMITTED)                                                                   MOODY'S   S&P   (000'S OMITTED)
$       26   Fannie Mae Whole Loan, Ser. 2002-W2, Class AV1, 5.22%,
             due 5/25/06                                                           Aaa     AAA       $ 26(OO)(u)
       364   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
             Ser. 2006-FF3, Class A2A, 5.04%, due 5/25/06                          Aaa     AAA        364(OO)(u)
       155   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
             Ser. 2006-FF5, Class 2A1, 5.10%, due 5/25/06                          Aaa     AAA        155(OO)(u)
       512   First Franklin Mortgage Loan Trust, Asset-Backed Certificates,
             Ser. 2004-FFH3, Class 2A1, 5.34%, due 5/25/06                         Aaa     AAA        514(OO)(u)
       565   Ford Credit Floorplan Master Owner Trust, Ser. 2004-1, Class A,
             4.94%, due 5/15/06                                                    Aaa     AAA        565(OO)(u)
       495   Ford Credit Floorplan Master Owner Trust, Ser. 2001-2, Class A,
             5.04%, due 5/15/06                                                    Aaa     AAA        495(OO)(u)
        27   Fremont NIM Trust, Ser. 2005-C, 5.58%, due 7/25/35                            BBB         26(n)
       285   GE Dealer Floorplan Master Note Trust, Ser. 2005-1, Class A,
             4.96%, due 5/22/06                                                    Aaa     AAA        285(OO)(u)
       640   GE Dealer Floorplan Master Note Trust, Ser. 2004-2, Class A,
             5.00%, due 5/22/06                                                    Aaa     AAA        641(OO)(u)
       240   GMAC Mortgage Corp. Loan Trust, Ser. 2004-HE4, Class A2,
             5.15%, due 5/25/06                                                    Aaa     AAA        241(OO)(u)
       320   GMAC Mortgage Corp. Loan Trust, Ser. 2005-HE3, Class A2,
             5.11%, due 5/25/06                                                    Aaa     AAA        320(OO)(u)
         3   GSAMP Trust, Ser. 2003-AHL, Class A2A, 5.16%, due 5/25/06                     AAA          3(OO)(u)
       204   HSI Asset Securitization Corp. Trust, Ser. 2005-I1, Class 2A1,
             5.08%, due 5/25/06                                                    Aaa     AAA        204(OO)(u)
       385   Long Beach Mortgage Loan Trust, Ser. 2005-1, Class 2A3,
             5.34%, due 5/25/06                                                    Aaa     AAA        388(OO)(u)
       35    Master Asset Backed Securities Trust, Ser. 2004-OPT1,  Class A3,
             5.22%, due 5/25/06                                                    Aaa     AAA         35(OO)(u)
       295   MBNA Credit Card Master Note Trust, Ser. 2002-A4, Class A4,
             5.01%, due 5/15/06                                                    Aaa     AAA        295(OO)(u)
       505   MBNA Credit Card Master Note Trust, Ser. 2002-A13, Class A,
             5.03%, due 5/15/06                                                    Aaa     AAA        506(OO)(u)
       390   MBNA Master Credit Card Trust, Ser. 2000-D, Class A, 5.10%,
             due 5/15/06                                                           Aaa     AAA        391(OO)(u)
       615   MBNA Master Credit Card Trust, Ser. 1998-E, Class A,
             5.21%, due 7/17/06                                                    Aaa     AAA        617(OO)(u)
       126   Merrill Auto Trust Securitization, Ser. 2005-1, Class A2B, 4.97%,
             due 5/25/06                                                           Aaa     AAA        126(OO)(u)
       276   MSDWCC Heloc Trust, Ser. 2003-2, Class A, 5.22%,
             due 5/25/06                                                           Aaa     AAA        276(OO)(u)
        15   National City Auto Receivables Trust, Ser. 2002-A, Class A4,
             4.83%, due 8/15/09                                                    Aaa     AAA         15
       139   Navistar Financial Corp. Owner Trust, Ser. 2003-B, Class A3,
             5.10%, due 5/15/06                                                    Aaa     AAA        139(OO)(u)
        75   New Century Mortgage Corp. NIM Trust, Ser. 2005-A, Class N1,
             4.70%, due 8/25/35                                                            A-          74(n)
       260   Newcastle CDO, Ltd., Ser. 2004-4A, Class 3FX, 5.11%,
             due 3/24/39                                                           A2      A          240(n)
       121   Nissan Auto Lease Trust, Ser. 2003-A, Class A3A, 5.04%,
             due 5/15/06                                                           Aaa     AAA        121(OO)(u)
        60   Novastar Home Equity Loan, Ser. 2005-1, Class A2A, 5.08%,
             due 5/25/06                                                           Aaa     AAA         60(OO)(u)
        16   Novastar NIM Note Trust, Ser. 2004-N3, 3.97%, due 3/25/35                     A           16(n)
        56   Option One Mortgage Loan Trust, Ser. 2003-1, Class A2, 5.38%,
             due 5/25/06                                                           Aaa     AAA         56(OO)(u)

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                 RATING          VALUE+
(000'S OMITTED)                                                              MOODY'S   S&P   (000S OMITTED)
$       48   Option One Mortgage Loan Trust, Ser. 2002-2, Class A, 5.50%,
             due 5/25/06                                                       Aaa     AAA       $ 48(OO)(u)
        52   Option One Mortgage Loan Trust, Ser. 2001-4, Class A, 5.56%,
             due 5/25/06                                                       Aaa     AAA         52(OO)(u)
        95   Park Place Securities NIM Trust, Ser. 2005-WCW2, Class A,
             5.50%, due 7/25/35                                                                    94(n)(+/-)
       163   Renaissance Home Equity Loan Trust, Ser. 2005-3, Class AF1,
             5.11%, due 5/25/06                                                Aaa     AAA        163(OO)(u)
        56   Renaissance Home Equity Loan Trust, Ser. 2005-4, Class N,
             7.14%, due 2/25/36                                                        BBB         56(n)
        31   Residential Asset Mortgage Products NIM Note Trust,
             Ser. 2005-NM2, 5.19%, due 4/25/35                                                     31(n)(+/-)
        66   Residential Asset Mortgage Products, Inc., Ser. 2003-RS2,
             Class AII, 5.30%, due 5/25/06                                     Aaa     AAA         66(OO)(u)
       191   Residential Asset Mortgage Products, Inc., Ser. 2003-RS3,
             Class AII, 5.32%, due 5/25/06                                     Aaa     AAA        192(OO)(u)
        56   Residential Asset Mortgage Products, Inc., Ser. 2002-RS5,
             Class AII, 5.33%, due 5/25/06                                     Aaa     AAA         56(OO)(u)
        67   Residential Asset Mortgage Products, Inc., Ser. 2003-RS1,
             Class AII, 5.35%, due 5/25/06                                     Aaa     AAA         66(OO)(u)
        46   Residential Asset Securities Corp., Ser. 2002-KS3, Class A1B,
             5.21%, due 5/25/06                                                Aaa     AAA         46(OO)(u)
        31   Residential Asset Securities Corp., Ser. 2003-KS1, Class A2,
             5.33%, due 5/25/06                                                Aaa     AAA         31(OO)(u)
       260   Residential Funding Mortgage Securities II, Ser. 2005-HI2,
             Class A1, 5.10%, due 5/25/06                                      Aaa     AAA        260(OO)(u)
        92   Saxon Asset Securities Trust, Ser. 2004-1, Class A, 5.23%,
             due 5/25/06                                                       Aaa     AAA         93(OO)(u)
       123   SB Finance NIM Trust, Ser. 2005-WFHE, 4.75%, due 7/25/35                   A-        122(n)
        26   Securitized Asset-Backed Receivables LLC, Ser. 2004-OP1,
             Class A2, 5.21%, due 5/25/06                                      Aaa     AAA         26(OO)(u)
       454   SLM Student Loan Trust, Ser. 2005-A, Class A1, 4.95%,
             due 6/15/06                                                       Aaa     AAA        454(OO)(u)
       685   SLM Student Loan Trust, Ser. 2006-1, Class A1, 5.08%,
             due 7/25/06                                                       Aaa     AAA        684(OO)(u)
        73   SLM Student Loan Trust, Ser. 2004-10, Class A2, 5.12%,
             due 7/25/06                                                       Aaa     AAA         73(OO)(u)
       497   SLM Student Loan Trust, Ser. 2004-1, Class A1, 5.14%,
             due 7/25/06                                                       Aaa     AAA        498(OO)(u)
        37   Soundview NIM Trust, Ser. 2005-D01, Class N1, 4.70%,
             due 5/25/35                                                                A+         37
       200   Specialty Underwriting & Residential Finance, Ser. 2006-AB1,
             Class A2, 5.10%, due 5/25/06                                      Aaa     AAA        200(OO)(u)
        91   Specialty Underwriting & Residential Finance, Ser. 2004-BC2,
             Class A2, 5.23%, due 5/25/06                                      Aaa     AAA         91(OO)(u)
         4   Specialty Underwriting & Residential Finance, Ser. 2003-BC1,
             Class A, 5.30%, due 5/25/06                                       Aaa                  4(OO)(u)
        24   Structured Asset Securities Corp., Ser. 2003-BC1, Class A,
             5.46%, due 5/25/06                                                Aaa     AAA         24(OO)(u)
       665   Volkswagen Credit Auto Master Trust, Ser. 2005-1, Class A,
             4.94%, due 5/22/06                                                Aaa     AAA        665(OO)(u)
       254   Wachovia Asset Securitization, Inc., Ser. 2003-HE3, Class A,
             5.21%, due 5/25/06                                                Aaa     AAA        255(OO)(u)
         2   Wells Fargo Home Equity Trust, Ser. 2004-2N, Class N1, 4.45%,
             due 10/26/34                                                               A-          2(n)

SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund cont'd

PRINCIPAL AMOUNT                                                                  RATING          VALUE+
(000'S OMITTED)                                                               MOODY'S   S&P   (000'S OMITTED)
$      150   WFS Financial Owner Trust, Ser. 2004-1, Class D, 3.17%,
             due 8/22/11                                                         A1     BBB     $    147
       845   World Omni Master Owner Trust, Ser. 2004-1, Class A, 4.97%,
             due 5/15/06                                                        Aaa     AAA          845(OO)(u)
                                                                                                --------
             TOTAL ASSET-BACKED SECURITIES (COST $22,933)                                         22,909
                                                                                                --------
NUMBER OF SHARES

SHORT-TERM INVESTMENTS (3.4%)
 2,501,508   Neuberger Berman Prime Money Fund Trust Class (COST $2,502)                           2,502#@
                                                                                                --------
             TOTAL INVESTMENTS (133.6%) (COST $99,187)                                            97,804##
             Liabilities, less cash, receivables and other assets [(33.6%)]                      (24,596)
                                                                                                --------
             TOTAL NET ASSETS (100.0%)                                                          $ 73,208
                                                                                                --------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Lehman Brothers Core Bond Fund

+ Investments in securities by Lehman Brothers Core Bond Fund (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At April 30, 2006, the cost of investments for U.S. federal income tax purposes was $99,247,000. Gross unrealized appreciation of investments was $80,000 and gross unrealized depreciation of investments was $1,523,000, resulting in net unrealized depreciation of $1,443,000, based on cost for U.S. federal income tax purposes.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $5,635,000 or 7.7% of net assets.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^^^  Rated A- by Fitch Investors Services, Inc.

(+/-) Rated BBB by Fitch Investors Services, Inc.

(O) All or a portion of this security was purchased on a when-issued basis. At April 30, 2006, these securities amounted to $23,230,000.

(OO) All or a portion of this security is segregated as collateral for when-issued purchase commitments.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2006.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN INCOME FUNDS                                                       LEHMAN BROTHERS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                             CORE BOND FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT VALUE* (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                     $95,302
   Affiliated issuers                                                                         2,502
---------------------------------------------------------------------------------------------------
                                                                                             97,804
   Cash                                                                                           6
   Interest receivable                                                                          494
   Receivable for securities sold                                                             8,829
   Receivable for Fund shares sold                                                              105
   Receivable from administrator-net (Note B)                                                    57
   Prepaid expenses and other assets                                                              2
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                107,297
---------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable                                                                         16
   Payable for securities purchased                                                          33,872
   Payable for Fund shares redeemed                                                             111
   Accrued expenses and other payables                                                           90
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            34,089
---------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                         $73,208
---------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $75,773
   Distributions in excess of net investment income                                            (119)
   Accumulated net realized gains (losses) on investments                                    (1,062)
   Net unrealized appreciation (depreciation) in value of investments                        (1,384)
---------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                         $73,208
---------------------------------------------------------------------------------------------------
NET ASSETS
   Neuberger Berman Investor Class                                                          $30,282
   Lehman Brothers Institutional Class                                                       42,926
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
   Neuberger Berman Investor Class                                                            3,134
   Lehman Brothers Institutional Class                                                        4,438
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Neuberger Berman Investor Class                                                          $  9.66
   Lehman Brothers Institutional Class                                                         9.67
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                     $96,685
   Affiliated issuers                                                                         2,502
---------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                   $99,187
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

               FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS

NEUBERGER BERMAN INCOME FUNDS                                       LEHMAN BROTHERS
(000'S OMITTED)                                                      CORE BOND FUND
INVESTMENT INCOME
INCOME (NOTE A):
Interest incomeunaffiliated issuers                                          $1,730
Income from investments in affiliated issuers (Note F)                           74
-----------------------------------------------------------------------------------
Total income                                                                  1,804
-----------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                          95
Administration fee (Note B):
-----------------------------------------------------------------------------------
   Neuberger Berman Investor Class                                               42
   Lehman Brothers Institutional Class                                           34
-----------------------------------------------------------------------------------
Distribution fees (Note B):
   Neuberger Berman Investor Class                                               39
-----------------------------------------------------------------------------------
Shareholder servicing agent fees:
   Neuberger Berman Investor Class                                               33
   Lehman Brothers Institutional Class                                            1
-----------------------------------------------------------------------------------
Audit fees                                                                        9
Custodian fees (Note B)                                                          53
-----------------------------------------------------------------------------------
Insurance expense                                                                 1
Legal fees                                                                       78
-----------------------------------------------------------------------------------
Registration and filing fees                                                     34
Shareholder reports                                                              17
-----------------------------------------------------------------------------------
Trustees' fees and expenses                                                      19
Miscellaneous                                                                     1
-----------------------------------------------------------------------------------
Total expenses                                                                  456

Expenses reimbursed by administrator (Note B)                                  (137)
Investment management fee waived (Note A)                                       (84)
Expenses reduced by custodian fee expense offset arrangement
(Note B)                                                                         (1)
-----------------------------------------------------------------------------------
Total net expenses                                                              234
-----------------------------------------------------------------------------------
Net investment income (loss)                                                  1,570
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                      (703)
-----------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                          (124)
-----------------------------------------------------------------------------------
Net gain (loss) on investments                                                 (827)
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $  743
-----------------------------------------------------------------------------------

See Notes to Financial Statements

                                                      APRIL 30, 2006 (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS

                                                                               LEHMAN BROTHERS CORE BOND FUND
                                                                        ---------------------------------------------
NEUBERGER BERMAN INCOME FUNDS                                            SIX MONTHS
                                                                           ENDED        PERIOD FROM         YEAR
                                                                          APRIL 30,   OCTOBER 1, 2005       ENDED
(000'S OMITTED)                                                             2006       TO OCTOBER 31,   SEPTEMBER 30,
                                                                        (UNAUDITED)         2005             2005

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                $ 1,570           $   238        $  4,338
Net realized gain (loss) on investments                                        (703)             (345)          3,763
---------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            (124)             (562)         (3,122)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 743              (669)          4,979
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
NET INVESTMENT INCOME:
Neuberger Berman Investor Class                                                (651)              (91)           (892)
Lehman Brothers Institutional Class                                          (1,025)             (155)         (3,501)
---------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS:
Neuberger Berman Investor Class                                                (994)               --            (647)
Lehman Brothers Institutional Class                                          (1,396)               --          (5,013)
---------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                          (4,066)             (246)        (10,053)
---------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
PROCEEDS FROM SHARES SOLD:
Neuberger Berman Investor Class                                               5,449             1,349          15,456
Lehman Brothers Institutional Class                                           2,665               380          14,608
---------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS:
Neuberger Berman Investor Class                                               1,427                84           1,303
Lehman Brothers Institutional Class                                           2,417               165           8,243
---------------------------------------------------------------------------------------------------------------------
PAYMENTS FOR SHARES REDEEMED:
Neuberger Berman Investor Class                                              (6,937)             (568)        (10,795)
Lehman Brothers Institutional Class                                          (7,675)             (978)       (203,753)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                         (2,654)              432        (174,938)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                        (5,977)             (483)       (180,012)

NET ASSETS:
Beginning of period                                                          79,185            79,668         259,680
---------------------------------------------------------------------------------------------------------------------
End of period                                                               $73,208           $79,185        $ 79,668
---------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period           $  (120)          $   (13)       $    (30)
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Lehman Brothers Core Bond Fund

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Lehman Brothers Core Bond Fund (the "Fund") is a separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Neuberger Berman Investor Class shares (the "Investor Class") and Lehman Brothers Institutional Class shares (the "Institutional Class"). The Fund had no operations until June 13, 2005, other than matters relating to its organization and registration of its shares as a series of the Trust under the 1933 Act. The Fund acquired all of the assets and assumed all of the liabilities of the Ariel Premier Bond Fund (the "Predecessor Fund"), a series of Ariel Investment Trust (see Note G for more information). The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for characterization of distributions were reclassified at period end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

     The tax character of distributions paid during the period ended October 31, 2005(1) and during the years ended September 30, 2005(2) and September 30, 2004 were as follows:

                                           DISTRIBUTIONS PAID FROM:
          ORDINARY INCOME                   LONG-TERM CAPITAL GAIN                      TOTAL
 2005(1)     2005(2)        2004      2005(1)     2005(2)       2004       2005(1)     2005(2)        2004
$245,947   $7,871,574   $11,279,030     $--     $2,180,786   $3,793,486   $245,947   $10,052,360   $15,072,516

(1)  During the period October 1, 2005 to October 31, 2005.

(2)  During the year ended September 30, 2005.

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED    UNREALIZED         LOSS
   ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
    INCOME           GAIN      (DEPRECIATION)  AND DEFERRALS     TOTAL
  $2,090,239       $298,651     ($1,292,240)     ($325,420)    $771,230

     The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales and distribution payments.

     To the extent the Funds net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2005, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, of $325,420, expiring in 2013.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the Funds policy to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributed to the Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

7 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

8    TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2006, management fees waived under this Arrangement amounted to $1,407 and is reflected in the Statement of Operations under the caption "Investment management fee waived". For the six months ended April 30, 2006, income earned under this Arrangement amounted to $73,732 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

9 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

10 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

                                                      APRIL 30, 2006 (UNAUDITED)

NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

As of June 13, 2005, the Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets; 0.225% of the next $500 million; 0.20% of the next $500 million; 0.175% of the next $500 million; and 0.15% of average daily net assets in excess of $2 billion. Management has voluntarily agreed to waive its management fee in the amount of 0.25% (0.20% prior to March 1, 2006) of the Fund's average daily net assets through October 31, 2006. Management may agree to continue this voluntary waiver after this date. For the six months ended April 30, 2006, such waived fees amounted to $82,550.

Lehman Brothers Asset Management LLC (formerly Lincoln Capital Fixed Income Management Company, LLC), ("LBAM"), as sub-adviser to the Fund, receives a monthly fee paid by Management, based on an annual rate of the Fund's average daily net assets. The Fund does not pay a fee directly to LBAM for such services.

Prior to June 13, 2005, Ariel Capital Management, LLC (the "prior Adviser") acted as the investment adviser to the Predecessor Fund and was paid an investment advisory fee of 0.35% of average daily net assets.

As of June 13, 2005, the Fund retains Management as its administrator under two Administration Agreements. The Investor Class of the Fund pays Management an administration fee at the annual rate of 0.27% of its average daily net assets and the Institutional Class pays Management an administration fee at the annual rate of 0.15% of its average daily net assets under these agreements. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Prior to June 13, 2005, the Investor Class of the Predecessor Fund paid the prior Adviser an administration fee at the annual rate of 0.25% of its average daily net assets and the Institutional Class of the Predecessor Fund paid the prior Adviser an administration fee at the annual rate of 0.10% of its average daily net assets.

Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Investor Class under that class plan, as described below.

For the Fund's Investor Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Investor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Prior to June 13, 2005, the Investor Class of the Predecessor Fund paid Ariel Distributors, Inc. a fee at the annual rate of 0.25% of its average daily net assets for distribution services rendered.

As of June 13, 2005, Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                  CONTRACTUAL
                                                              REIMBURSEMENT FROM
                                  CONTRACTUAL                 MANAGEMENT FOR THE
CLASS                               EXPENSE                    SIX MONTHS ENDED
                                 LIMITATION(1)   EXPIRATION     APRIL 30, 2006
INVESTOR CLASS                        0.85%       10/31/16         $72,611
INSTITUTIONAL CLASS                   0.45%       10/31/16          64,607

(1) Expense limitation per annum of the respective class' average daily net assets.

Each class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended April 30, 2006, there was no reimbursement to Management under these agreements. At April 30, 2006, contingent liabilities to Management under the agreements were as follows:

                                                                  EXPIRING IN:
                                                               2008(1)     2009
INVESTOR CLASS                                                 $51,691   $72,611
INSTITUTIONAL CLASS                                             91,826    64,607

(1) Certain amounts expire during the period as a result of the change in fiscal year-end.

Prior to June 13, 2005, the prior Adviser paid all of the Predecessor Fund's expenses other than investment advisory fees, administration fees, interest, taxes, broker commissions, extraordinary expenses, and the Investor Class distribution fees accrued under a plan pursuant to Rule 12b-1 under the 1940 Act.

Management and LBAM, the sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $1,186.

NOTE C--SECURITIES TRANSACTIONS:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities) for the six months ended April 30, 2006 were as follows:

                                                       SALES AND       SALES AND
                                       PURCHASES      MATURITIES      MATURITIES
                    PURCHASES OF       EXCLUDING        OF U.S.     EXCLUDING U.S.
                  U.S. GOVERNMENT   U.S. GOVERNMENT   GOVERNMENT      GOVERNMENT
                     AND AGENCY        AND AGENCY     AND AGENCY      AND AGENCY
                    OBLIGATIONS       OBLIGATIONS     OBLIGATIONS     OBLIGATIONS
                    $191,112,675      $27,278,453    $193,455,112    $25,852,646

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the six months ended April 30, 2006, the period ended October 31, 2005 and the year ended September 30, 2005 were as follows:

                     FOR THE SIX MONTHS ENDED             FOR THE PERIOD ENDED                     FOR THE YEAR ENDED
                          APRIL 30, 2006                   OCTOBER 31, 2005(1)                   SEPTEMBER 30, 2005(2)
               ----------------------------------- ----------------------------------- ----------------------------------------
                          SHARES                              SHARES                              SHARES
                        ISSUED ON                           ISSUED ON                           ISSUED ON
                       REINVESTMENT                        REINVESTMENT                        REINVESTMENT
                       OF DIVIDENDS                        OF DIVIDENDS                        OF DIVIDENDS
(000'S         SHARES      AND       SHARES        SHARES      AND       SHARES        SHARES      AND       SHARES
OMITTED)        SOLD  DISTRIBUTIONS REDEEMED TOTAL  SOLD  DISTRIBUTIONS REDEEMED TOTAL  SOLD  DISTRIBUTIONS REDEEMED     TOTAL
Investor Class    550           145    (703)   (8)    133             8     (56)   85   1,502          127   (1,049)        580
Institutional
   Class          270           246    (775) (259)     37            16     (96)  (43)  1,409          800  (19,675)(3) (17,466)

(1)  Share activity for the period October 1, 2005 to October 31, 2005.

(2) Share activity for the period October 1, 2004 to June 10, 2005 are for the Predecessor Fund.

(3) Redemptions for the Predecessor Fund's Institutional Class during the year ended September 30, 2005 include the redemption of a significant shareholder account in January 2005 that, as of the date of the redemption, comprised 55% of total net assets.

NOTE E--LINE OF CREDIT:

At April 30, 2006, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears.

No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2006. During the six months ended April 30, 2006, the Fund did not utilize this line of credit.

NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                       INCOME FROM
                                                                                       INVESTMENTS
                                                                                                IN
                    BALANCE OF        GROSS                 BALANCE OF                  AFFILIATED
                   SHARES HELD    PURCHASES        GROSS   SHARES HELD        VALUE        ISSUERS
                   OCTOBER 31,          AND    SALES AND     APRIL 30,    APRIL 30,    INCLUDED IN
NAME OF ISSUER            2005    ADDITIONS   REDUCTIONS          2006         2006   TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**        2,518,159   39,746,770   39,763,421     2,501,508   $2,501,508        $73,732

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

NOTE G--REORGANIZATION OF LEHMAN BROTHERS CORE BOND FUND:

After the close of business on June 10, 2005, all the net assets and liabilities of the Predecessor Fund, which was a series of the Ariel Investment Trust, a Massachusetts business trust which commenced operations on April 1, 1986, were reorganized into the Fund. Ariel Investment Trust is registered as a diversified, open-end management investment company under the 1940 Act. The reorganization was performed pursuant to a plan of reorganization approved by the Predecessor Fund's shareholders on June 10, 2005. The reorganization was accomplished by a tax-free exchange of 2,881,565 shares of the Investor Class of the Fund (valued at $29,720,979) for 2,881,565 share of the Investor Class of the Predecessor Fund and 4,771,414 shares of the Institutional Class of the Fund (valued at $49,269,324) for 4,771,414 shares of the Institutional Class of the Predecessor Fund outstanding on June 10, 2005. The Predecessor Fund's aggregate net assets at that date ($78,990,303, including $2,305,423 of undistributed net realized gains and $154,374 of net unrealized appreciation) were combined with those of the Fund. The aggregate net assets of the Fund and the Predecessor Fund immediately after the reorganization were $78,990,303.

NOTE H--UNAUDITED FINANCIAL INFORMATION:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

                                                       APRIL 30,2006 (UNAUDITED)

FINANCIAL HIGHLIGHTS Lehman Brothers Core Bond Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

NEUBERGER BERMAN INVESTOR CLASS

                                                    PERIOD FROM
                               SIX MONTHS ENDED   OCTOBER 1, 2005
                                   APRIL 30,       TO OCTOBER 31,                       YEAR ENDED SEPTEMBER 30,
                               ----------------   ---------------   --------------------------------------------------------------
                                     2006              2005         2005++++    2004(Y)    2003 (SS)      2002 (SS)     2001 (SS)
                                 (UNAUDITED)
NET ASSET VALUE,
   BEGINNING OF PERIOD              $10.09            $10.21        $10.51     $10.80       $10.72        $10.45        $  9.87
                                    ------            ------        ------     ------       ------        ------         ------
INCOME FROM INVESTMENT
   OPERATIONS:
NET INVESTMENT INCOME
   (LOSS)                              .19@              .03@          .31@       .23          .28           .39            .51
NET GAINS OR LOSSES ON
   SECURITIES (BOTH REALIZED
   AND UNREALIZED)                    (.10)             (.12)         (.04)       .11          .24           .37            .58
                                    ------            ------        ------     ------       ------        ------         ------
TOTAL FROM INVESTMENT
   OPERATIONS                          .09              (.09)          .27        .34          .52           .76           1.09
                                    ------            ------        ------     ------       ------        ------         ------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                 (.20)             (.03)         (.31)      (.23)        (.28)         (.39)          (.51)
NET CAPITAL GAINS                     (.32)               --          (.26)      (.40)        (.16)         (.10)            --
                                    ------            ------        ------     ------       ------        ------         ------
TOTAL DISTRIBUTIONS                   (.52)             (.03)         (.57)      (.63)        (.44)         (.49)          (.51)
                                    ------            ------        ------     ------       ------        ------         ------
NET ASSET VALUE, END OF
   PERIOD                           $ 9.66            $10.09        $10.21     $10.51       $10.80        $10.72        $ 10.45
                                    ------            ------        ------     ------       ------        ------         ------
TOTAL RETURN+++                       +.86%**           -.87%**      +2.64%     +3.29%       +5.01%        +7.56%        +11.27%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
   (IN MILLIONS)                    $ 30.3            $ 31.7        $ 31.2     $ 26.0       $ 26.1        $ 22.3        $   9.8
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                 .85%*             .85%*         .86%       .85%         .85%          .85%           .85%
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                  .85%*++           .85%++        .85%++     .85%         .85%          .85%           .85%
RATIO OF NET INVESTMENT
   INCOME (LOSS) TO AVERAGE
   NET ASSETS                         3.88%*            3.51%*        3.03%      2.21%        2.63%         3.65%          4.77%
PORTFOLIO TURNOVER RATE                222%**             34%**        462%       390%         343%          333%           410%

See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS Lehman Brothers Core Bond Fund cont'd

LEHMAN BROTHERS INSTITUTIONAL CLASS

                                                   PERIOD FROM
                               SIX MONTHS ENDED   OCTOBER 1,2005
                                   APRIL 30,      TO OCTOBER 31,                        YEAR ENDED SEPTEMBER 30,
                               ----------------   --------------   --------------------------------------------------------------
                                     2006              2005        2005++++    2004(Y) 2003 (ss)        2002 (ss)   2001 (ss)
                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING
   OF PERIOD                       $10.11           $10.22         $10.52     $10.81       $10.73        $10.45        $   9.87
                                   ------           ------         ------     ------       ------        ------        --------
INCOME FROM INVESTMENT
   OPERATIONS:
NET INVESTMENT INCOME
   (LOSS)                             .21@             .03@           .33@       .28          .33           .43             .55
NET GAINS OR LOSSES ON
   SECURITIES (BOTH REALIZED
   AND UNREALIZED)                   (.11)            (.11)          (.02)       .11          .24           .38             .58
                                   ------           ------         ------     ------       ------        ------        --------
TOTAL FROM INVESTMENT
   OPERATIONS                         .10             (.08)           .31        .39          .57           .81            1.13
                                   ------           ------         ------     ------       ------        ------        --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                (.22)            (.03)          (.35)      (.28)        (.33)         (.43)           (.55)
NET CAPITAL GAINS                    (.32)              --           (.26)      (.40)        (.16)         (.10)             --
                                   ------           ------         ------     ------       ------        ------        --------
TOTAL DISTRIBUTIONS                  (.54)            (.03)          (.61)      (.68)        (.49)         (.53)           (.55)
                                   ------           ------         ------     ------       ------        ------        --------
NET ASSET VALUE, END OF
   PERIOD                          $ 9.67           $10.11         $10.22     $10.52       $10.81        $10.73        $  10.45
                                   ------           ------         ------     ------       ------        ------        --------
TOTAL RETURN++                       +.96%**          -.73%**       +3.05%     +3.72%       +5.43%        +8.08%         +11.71%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
   (IN MILLIONS)                   $ 42.9           $ 47.5         $ 48.5     $233.6       $215.5        $195.6        $  213.2
RATIO OF GROSS EXPENSES TO
   AVERAGE NET ASSETS#                .45%*            .45%*          .45%       .45%         .45%          .45%            .45%
RATIO OF NET EXPENSES TO
   AVERAGE NET ASSETS                 .45%*++          .45%*++        .45%++     .45%         .45%          .45%            .45%
RATIO OF NET INVESTMENT
   INCOME (LOSS) TO AVERAGE
   NET ASSETS                        4.28%*           3.91%*         3.17%      2.61%        3.04%         4.14%           5.36%
PORTFOLIO TURNOVER RATE               222%**            34%**         462%       390%         343%          333%            410%

See Notes to Financial Highlights

                                                      APRIL 30, 2006 (UNAUDITED)

NOTES TO FINANCIAL HIGHLIGHTS Lehman Brothers Core Bond Fund

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                        ERIOD ENDED    YEAR ENDED
                                     SIX MONTHS ENDED   OCTOBER 31,  SEPTEMBER 30,
                                      APRIL 30, 2006      2005(1)        2005
NEUBERGER BERMAN INVESTOR CLASS            1.53%           1.58%         1.05%
LEHMAN BROTHERS INSTITUTIONAL CLASS         .96%           1.05%          .55%

(1)       Period from October 1, 2005 to October 31, 2005.

@ Calculated based on the average number of shares outstanding during each fiscal period.

++++ Effective after the close of business on June 10, 2005, Management succeeded Ariel Capital Management, LLC, as the Fund's investment manager. The financial highlights for the year ended September 30, 2005 include the income and expenses attributable to the Ariel Premier Bond Fund for the period from October 1, 2004 through June 10, 2005 and the income and expenses of the Fund, thereafter.

(Y) Audited by other auditors whose report dated November 15, 2004 expressed an unqualified opinion.

(SS) Audited by other auditors whose report dated October 17, 2003 expressed an unqualified opinion.

*         Annualized.

**        Not annualized.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR INVESTOR CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

FOR INSTITUTIONAL CLASS SHAREHOLDERS
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Management Inc.
605 Third Avenue Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Services
888.556.9030

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

                                                      APRIL 30, 2006 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

                   This page has been left blank intentionally

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
FOR NEUBERGER BERMAN
INVESTOR CLASS SHARES:
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264
FOR LEHMAN BROTHERS
INSTITUTIONAL CLASS SHARES:
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SUPPORT SERVICES
888.556.9030

WWW.NB.COM

[GRAPHIC]

G0172  06/06

LEHMAN BROTHERS ASSET MANAGEMENT

                  Lehman Brothers Municipal Money Fund

                  Lehman Brothers New York Municipal Money Fund

                  Semi-Annual Report
                  April 30, 2006

Contents

THE FUNDS
Chairmen's Letter                                                              2

PORTFOLIO COMMENTARY
Lehman  Brothers  Municipal Money Fund                                         3
Lehman  Brothers New York Municipal  Money Fund                                5
Fund Expense  Information                                                      9

SCHEDULE OF INVESTMENTS
Lehman Brothers Municipal Money Fund                                          11
Lehman Brothers New York Municipal Money Fund                                 22

FINANCIAL STATEMENTS                                                          27

FINANCIAL HIGHLIGHTS PER SHARE DATA
Lehman Brothers Municipal Money Fund                                          34
Lehman Brothers New York Municipal Money Fund                                 35

Directory                                                                     37
Proxy Voting Policies and Procedures                                          38
Quarterly Portfolio Schedule                                                  38
Board Consideration of the Management and Sub-Advisory Agreements             38

(C)2006 Neuberger Berman Management Inc. All rights reserved.

Chairmen's Letter

Dear Shareholder,

We are pleased to present to you the semi-annual report for the Lehman Brothers Municipal Money Fund and the Lehman Brothers New York Municipal Money Fund for the period ended April 30, 2006. Introduced in 1984, the Municipal Money Fund was one of the first funds of its type. The New York Municipal Money Fund was introduced last year, but employs the same research-driven, value oriented investment methodology as its older sibling. Both Funds are in the capable hands of Portfolio Co-Managers Janet Fiorenza, William Furrer and Kelly Landron.

This six-month reporting period (in the case of the New York fund, an approximately four-month, 12-day reporting period) was characterized by Federal Reserve tightening that saw the Federal Funds rate increase from 3.75% to 4.75%. As we write, the Fed has just instituted another 25-basis-point (0.25%) rate hike and hinted that it may rest for a brief period to better determine the impact of higher interest rates and expensive energy on the economy. While rising short-term interest rates can be problematic for intermediate and longer maturity bonds, it is a blessing for money market investors who benefit from higher yields.

Like all professional fixed income investors, our analysts and portfolio managers monitor interest rate trends, with the direction of rates influencing investment tactics. However, we do not make bets based on interest rate forecasts. Rather, we count on our in-house research capabilities and relationships with regional brokerage firms to help us add value to the investment process. In addition to reviewing material from the national credit rating agencies, we do our own internal credit analysis on every issue we invest in, helped by our long experience in municipal money markets and our excellent working relationships with approximately 100 regional brokerage firms. Consequently, we are able to efficiently cover a large market and quickly identify issues that we think are bargain priced as they come to market. Our portfolio managers also seek to take advantage of technical factors in the marketplace as prices are affected by seasonal changes in supply and demand.

In closing, thank you for your confidence in our investment skills. We remain dedicated to research and committed to identifying value in the marketplace.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS


/s/ Brad Tank
-------------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

Lehman Brothers Municipal Money Fund Portfolio Commentary

Over the six-month reporting period ended April 30, 2006, we saw four 25-basis-point Federal Reserve rate hikes that brought the Fed Funds Rate from 3.75% to 4.75%. The Fed instituted another 25-basis-point increase on May 10, bringing the Fed Funds rate to 5%, its highest level in more than five years. The lengthy period of Federal Reserve tightening (a series of sixteen 25-basis-point rate hikes beginning in June 2004) has restrained returns from intermediate and longer maturity bonds. However, rising short-term interest rates have been a boon to money fund investors. To wit, over the last six months, the Lehman Brothers Municipal Money Fund's tax-equivalent 7-day current yield* increased from 3.25% to 4.78%. At the close of this reporting period, the Fund's 7-day current yield was 3.11%, its 7-day effective yield was 3.16%, and its tax-equivalent 7-day effective yield was 4.89%. For the six-month period, the Fund returned 1.26% compared to the iMoneyNet Money Fund Report Tax-Free National Retail Average's 1.21%.

Will municipal money fund yields continue to rise? That depends on Fed policy. The current consensus appears to be that the Fed will move to the sidelines for at least a few months, waiting to see if it has finally achieved its objective of cooling the economy and containing inflation. Among Fed watchers, the "doves" cite further evidence of a softening housing market, rising market interest rates, and the potentially negative impact of expensive gasoline and higher adjustable rate mortgage payments on consumer spending as reasons the Fed should shift into neutral. The "hawks" point to robust economic growth (first quarter 2006 GDP growth came in at a 4.8% annualized rate), strong new job growth, and rising commodities prices that must eventually be passed along to consumers as reasons the Fed may have to continue pumping the monetary brakes. We are neither "doves" nor "hawks." Until we see convincing evidence that the Fed tightening cycle is ending, we will continue to maintain a cautious posture characterized by a relatively short weighted average maturity (at the close of this reporting period, 32.3 days) and a larger than normal allocation to very short-term, highly liquid variable rate demand notes (currently 84%).

More importantly, we will continue to strive to add value to the investment process by shopping for bargains presented through our extensive relationships with regional brokers. For example, it is not unusual in the inefficient municipal money market, to be able to buy the very same issue from a broker in Milwaukee at a price that translates into a 5-7 point yield advantage over the offering price from a large national brokerage firm headquartered in New York.

Sincerely,


/s/ Janet A. Fiorenza      /s/ William J. Furrer            /s/ Kelly Landron
--------------------------------------------------------------------------------
JANET A. FIORENZA,         WILLIAM J. FURRER          AND    KELLY LANDRON
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yields are based on the maximum federal income tax rate of 35%.

PERFORMANCE HIGHLIGHTS

Lehman Brothers Municipal Money Fund

                                   FOR THE 7 DAYS ENDED 4/30/06

                                                            TAX-EQUIVALENT
                        INCEPTION    CURRENT    EFFECTIVE      EFFECTIVE
                           DATE      YIELD(2)    YIELD(2)      YIELD(3)
INVESTOR CLASS(1,4,5)   12/10/1984    3.11%      3.16%          4.89%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT WWW.LEHMANAM.COM. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR THE PERIOD ENDING 4/30/06, THE 7-DAY TAX-EQUIVALENT CURRENT YIELD OF THE MUNICIPAL MONEY FUND WAS 4.78% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

LB MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION (% BY MATURITY)

1 - 7 Days      84.5%
8 - 30 Days      0.4
31 - 90 Days     3.1
91 - 180 Days    4.5
181+ Days        7.5

Lehman Brothers New York Municipal Money Fund Portfolio Commentary

The Lehman Brothers New York Municipal Money Fund commenced operations on December 19, 2005. Since this is our first opportunity to formally address shareholders, we will focus this letter on detailing our investment objective and methodology.

Our objective is to provide shareholders with the highest available current income exempt from federal income tax and New York State and New York City personal income taxes via a portfolio of short-term municipal securities structured to ensure safety of principal and liquidity.(4) At the end of this reporting period, the Fund's 7-day current yield* was 3.16%, its 7-day effective yield was 3.21%, its tax-equivalent 7-day current yield was 5.43%, and its tax-equivalent 7-day effective yield was 5.58%. The Fund's investment strategy is to exploit value created through inefficiencies in the New York municipal money market. From inception through April 30, 2006, the Fund provided a 0.95% return. Calendar year through April 30, 2006, it has returned 0.84% compared to the iMoneyNet Money Fund Report Tax-Free State Retail Average's 0.81%.

The New York municipal money market is quite large, fragmented, and inefficient. There is a substantial variance in market pricing on very similar and in some cases the very same securities. The biggest and most important part of our job is to shop around looking for the best prices on the quality securities we want to own. We are assisted in this process by our close relationships with a large network of regional brokers, who often give us the "first call" when issues that fit our value and credit quality criteria come to market. Our experienced in-house research staff reviews material from the leading credit rating agencies, but always makes its own credit quality appraisals.

Although we closely monitor interest rate trends and, through active weighted average maturity management, attempt to advantageously position the portfolio on the yield curve, we do not make interest rate forecasts. Forecasting interest rates is very tricky business and structuring a portfolio based on interest rate forecasts creates more risk than we are willing to accept.

Due to ongoing Federal Reserve tightening, at the end of this reporting period, the portfolio was defensively postured with a relatively short weighted average maturity (16.0 days) and a higher than normal allocation to very short-term, very liquid variable rate demand notes (95.9%). We will remain cautious until we believe the Federal Reserve has clearly signaled that the tightening cycle is ending.

Sincerely,


/s/ Janet A. Fiorenza   /s/ William J. Furrer   /s/ Kelly Landron
-----------------------------------------------------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yields are based on the combined maximum federal, state and city income tax rates of 41.8%.

PERFORMANCE HIGHLIGHTS

Lehman Brothers New York Municipal Money Fund

                                                        FOR THE 7 DAYS ENDED 4/30/06
                                                                                   TAX-EQUIVALENT
                        INCEPTION DATE   CURRENT YIELD(2)   EFFECTIVE YIELD(2)   EFFECTIVE YIELD(3)
INVESTOR CLASS(1,4,5)     12/19/2005           3.16%               3.21%                5.58%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT WWW.LEHMANAM.COM. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR THE PERIOD ENDING 4/30/06, THE 7-DAY TAX-EQUIVALENT CURRENT YIELD OF THE NEW YORK MUNICIPAL MONEY FUND WAS 5.43% FOR AN INVESTOR IN THE HIGHEST COMBINED FEDERAL, NEW YORK STATE, AND NEW YORK CITY TAX BRACKET (41.8%).

LB NEW YORK MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION   (% BY MATURITY)

1 - 7 Days                      96.2%
8 - 30 Days                      0.0
31 - 90 Days                     0.0
91 - 180 Days                    1.1
181+ Days                        2.7

Endnotes

1. Neuberger Berman Management Inc. ("Management") has contractually undertaken to reimburse each Fund so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.59% of average daily net assets. These undertakings last until October 31, 2009. Each Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause its total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to exceed the above stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense. Absent such reimbursement, each Fund's yield would have been less.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3. For the Municipal Money Fund, "tax-equivalent" yield is the taxable yield that an investor would have to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of the Fund's income is exempt from federal income taxes. For the New York Municipal Fund, tax-equivalent yield is calculated based on federal, state and city tax rates for a combined rate of 41.8%.

4. A portion of the income of each Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

5. Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

Glossary of Indices

THE IMONEYNET MONEY FUND         Measures all national tax-free and municipal
REPORT TAX-FREE NATIONAL         retail funds. Portfolio holdings of tax-free
RETAIL AVERAGE:                  funds include Rated and Unrated Demand Notes,
                                 Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

THE IMONEYNET MONEY FUND         Measures the performance of retail
REPORT TAX-FREE STATE-SPECIFIC   state-specific tax-free and municipal money
RETAIL AVERAGE:                  mutual funds. Portfolio holdings of tax-free
                                 funds include Rated and Unrated Demand Notes,
                                 Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 4/30/06 (Unaudited)

LEHMAN BROTHERS MUNICIPAL MONEY FUND

                 BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                 VALUE              VALUE            THE PERIOD*
--------------------------------------------------------------------------
Investor Class         $1,000           $1,012.60             $2.92

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------
Investor Class         $1,000           $1,021.90             $2.93

LEHMAN BROTHERS NEW YORK MUNICIPAL MONEY FUND

                 BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                 VALUE              VALUE            THE PERIOD*
--------------------------------------------------------------------------
Investor Class         $1,000           $1,009.50             $2.16

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
--------------------------------------------------------------------------
Investor Class         $1,000           $1,016.07             $2.17

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 for Lehman Brothers Municipal Money Fund (to reflect the period shown of November 1, 2005 to April 30, 2006) and 133/365 for Lehman Brothers New York Municipal Money Fund (to reflect the period shown of December 19, 2005 to April 30,
     2006).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund
(Unaudited)

PRINCIPAL AMOUNT                          SECURITY @                                             RATING @@           VALUE +
(000'S OMITTED)                                                                               MOODY'S    S&P     (000'S OMITTED)
ALABAMA (0.9%)
          $6,000   Birmingham Med. Clinic Board Rev. (UAHSF Med. Clinic), Ser. 1998,
                   (LOC: Southtrust Bank), 3.85%, due 5/5/06                                                       $6,000(u)('b')
             300   Decatur IDB Solid Waste Disp. Rev. (Amoco Chemical Co. Proj.), Ser.
                   1995, 3.86%, due 5/1/06                                                     VMIG1                  300(u)('b')

                                                                                                                    6,300

ALASKA (0.9%)
           3,000   Alaska St. Int'l. Arpt. Rev., Ser. 2006 C, (MBIA Insured),
                   3.85%, due 5/3/06                                                           VMIG1     A-1+       3,000(u)(OO)
           1,450   Valdez Marine Term. Ref. Rev. (BP Pipelines Inc. Proj.), Ser. 2003 A,
                   3.81%, due 5/1/06                                                           VMIG1     A-1+       1,450(u)('b')
           2,300   Valdez Marine Term. Ref. Rev. (BP Pipelines Inc. Proj.), Ser. 2003 B,
                   3.81%, due 5/1/06                                                           VMIG1     A-1+       2,300(u)('b')

                                                                                                                    6,750

ARIZONA (0.8%)
           5,800   Greater Dev. Au. Rev. (ABN Amro Munitops Cert. Trust), Ser. 2005,
                   (MBIA Insured), 3.83%, due 5/4/06                                           VMIG1                5,800(u)(U)

ARKANSAS (0.9%)
           6,375   North Little Rock Residential Hsg. Fac. Board Multi-Family Rev., Ser.
                   2004, (LOC: Merrill Lynch Capital Markets), Ser. 2004, 2.31%, due 5/4/06    VMIG1                6,375(u)

CALIFORNIA (0.1%)
           1,000   California Hlth. Fac. Fin. Au. Rev. Muni. Sec. Trust Receipts, Ser.
                   1998, (FSA Insured), 3.86%, due 5/3/06                                      VMIG1      A-1       1,000(u)

COLORADO (1.8%)
             980   Colorado Hlth. Fac. Au. Rev. (Catholic Hlth. Initiatives), Ser. 2002
                   B, (LOC: J.P. Morgan Chase), 3.82%, due 5/3/06                              VMIG1     A-1+         980(u)('b')
            5000   Denver City & Co. Arpt. Rev., Sub. Ser. 2005 C-2, (CIFG Insured),
                   3.88%, due 5/3/06                                                           VMIG1      A-1       5,000(u)(E)
           1,800   Denver City & Co. Arpt. Rev. Muni. Sec. Trust Receipts Rev., Ser.
                   1996, (MBIA Insured), 3.85%, due 5/3/06                                               A-1+       1,800(u)
           5,305   El Paso Co. Multi-Family Hsg. Ref. Rev. (Briarglen Apts. Proj.), Ser.
                   1995, (LOC: Freddie Mac), 3.83%, due 5/3/06                                           A-1+       5,305(u)('b')

                                                                                                                   13,085

CONNECTICUT (0.2%)
           1,115   Winchester BANS, Ser. 2005, 4.00%, due 11/16/06                                                  1,119

DELAWARE (0.7%)
           5,000   Wilmington G.O., Ser. 2006 B, (FGIC Insured), 3.85%, due 5/4/06             VMIG1     A-1+       5,000(u)(UU)

DISTRICT OF COLUMBIA (1.2%)
           1,300   District of Columbia Rev. (Institute for Int'l. Econ. Issue), Ser.
                   2000, (LOC: SunTrust Bank), 3.80%, due 5/3/06                               VMIG1                1,300(u)('b')
           4,630   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2002 C, (FSA
                   Insured), 3.85%, due 5/3/06                                                 VMIG1     A-1+       4,630(u)(bb)
           3,000   Metro. Washington Arpt. Au. Sys. Ref. Rev., Ser. 2006 D, (FSA
                   Insured), 3.87%, due 5/4/06                                                                      3,000(u)(B)

                                                                                                                    8,930


See Notes to Schedule of Investments   11

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                          SECURITY @                                             RATING @@             VALUE +
(000'S OMITTED)                                                                               MOODY'S    S&P       (000'S OMITTED)
FLORIDA (2.2%)
          $1,500   Florida Hsg. Fin. Corp. Multi-Family Mtge. Ref. Rev. (Monterey Lake), Ser.
                   2005 C, (LOC: Freddie Mac), 3.83%, due 5/3/06                                         A-1+    $1,500(u)('b')
           6,900   Miami-Dade Co. Aviation Rev. (Floaters), Ser. 2006, (CIFG Insured),
                   3.87%, due 5/4/06                                                           VMIG1              6,900(u)(E)
           3,400   Muni. Sec. Trust Certs., Ser. 2001-131,
                   (LOC: Bear Stearns), 3.82%, due 5/1/06                                                A-1      3,400(u)(n)
           1,700   Palm Beach Co. Rev. (The Norton Gallery and Sch. of Art, Inc. Proj.),
                   Ser. 2000, (LOC: Bank of America), 3.87%, due 5/3/06                                  A-1+     1,700(u)('b')
           1,000   St. Lucie Co. Solid Waste Disp. Ref. Rev. (Florida Pwr. & Light Co.
                   Proj.), Ser. 2003, 3.86%, due 5/1/06                                        VMIG1              1,000(u)('b')
           2,000   Tampa Sports Au. Rev. Muni. Sec. Trust Receipts, Ser. 1997, (MBIA
                   Insured), 3.82%, due 5/1/06                                                           A-1+     2,000(u)(YY)

                                                                                                                 16,500

GEORGIA (2.6%)

           4,000   Atlanta Arpt. Rev. (Merlots), Ser. 2000 CCC, (FGIC Insured), 3.87%,
                   due 5/3/06                                                                  VMIG1              4,000(u)
           4,125   Atlanta Urban Residential Fin. Au. Multi-Family Hsg. Rev. (Capitol
                   Gateway Apts.),Ser. 2005, (LOC: Bank of America), 3.92%, due 5/4/06                   A-1+     4,125(u)('b')
             500   De Kalb Co. Hsg. Au. Multi-Family Hsg. Ref. Rev. (Wood Hills Apt.
                   Proj.), Ser. 1988, (LOC: Fleet Bank), 3.86%, due 5/3/06                               A-1+       500(u)('b')
             600   De Kalb Private Hosp. Au. Anticipation Cert. Rev. (Egleston Children's
                   Hosp.), Ser. 1994 A, (LOC: SunTrust Bank), 3.80%, due 5/3/06                VMIG1     A-1+       600(u)('b')
           1,105   Douglas Co. Dev. Au. IDR (Whirlwind Steel Bldg., Inc. Proj.), Ser. 1997,
                   (LOC: J.P. Morgan Chase), 3.95%, due 5/4/06                                                    1,105(u)('b')
           5,000   Gwinnett Co. Hsg. Au. Multi-Family Hsg. Ref. Rev. (Palisades Apts.
                   Proj.), Ser. 2006, (LOC: SunTrust Bank), 3.86%, due 5/4/06                  VMIG1              5,000(u)('b')
           2,500   Kennesaw Dev. Au. Multi-Family Hsg. Rev. (Walton Ridenour Apts. Proj.),
                   Ser. 2004, (LOC: SunTrust Bank), 3.85%, due 5/3/06                          VMIG1              2,500(u)('b')
           1,255   Whitfield Co. Residential Care Fac. Rev. (Royal Oaks Sr. Living Comm.),
                   Ser. 1992, (LOC: Wachovia Bank & Trust Co.), 3.80%, due 5/4/06                        A-1+     1,255(u)('b')

                                                                                                                 19,085

ILLINOIS (5.9%)
           5,000   Chicago Park Dist. Corp. Purp. Tax Anticipation Warrants, Ser. 2005 A,
                   4.00%, due 5/1/06                                                            MIG1    SP-1+     5,000
           4,300   Chicago Ref. G.O., Ser. 2005, (MBIA Insured), 3.84%, due 5/4/06                                4,300(u)(E)
           2,100   Chicago Tender Notes G.O., Ser. 2005, (LOC: Bank of America),
                   3.37%, due 2/2/07 Putable 12/7/06                                            MIG1    SP-1+     2,100
           1,600   Elmhurst City, DuPage & Cook Cos. IDR (Randall Manufactured Prod., Inc.
                   Proj.), Ser. 2002, (LOC: LaSalle National Bank), 4.00%, due 5/4/06                    A-1      1,600(u)('b')
           3,000   Illinois Fin. Au. Rev. (Latin Sch. of Chicago Proj.), Ser. 2005 B,
                   (LOC: J.P. Morgan Chase ), 3.83%, due 5/4/06                                VMIG1              3,000(u)('b')
           3,000   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Ser. 2003 A,
                   2.74%, due 7/6/06                                                           VMIG1     A-1+     3,000('b')
           4,700   Illinois Hsg. Dev. Au. Multi-Family Rev. (Galesburg Towers), Ser. 2005,
                   (LOC: Harris Trust & Savings Bank), 3.86%, due 5/4/06                                 A-1+     4,700(u)('b')
           5,200   Illinois Reg. Trans. Au. Rev., Ser. 2002 A, (MBIA Insured), 3.82%, due
                   5/3/06                                                                      VMIG1              5,200(u)(SS)
           3,700   Illinois St. G.O., Ser. 2004, (MBIA Insured), 3.84%, due 5/4/06             VMIG1              3,700(u)
             560   Rockford Rev. (Wesley Willows Oblig.), Ser. 2002, (LOC: Marshall &
                   Ilsley), 3.81%, due 5/1/06                                                            A-1        560(u)('b')
           1,100   Will Co. Exempt Fac. Ind. Rev. (BP Amoco Chemical Co. Proj.), Ser. 2002,
                   3.86%, due 5/1/06                                                           VMIG1     A-1+     1,100(u)('b')
           9,000   Will Co. Solid Waste Disp. Rev. (BASF Corp. Proj.), Ser. 1997, 3.87%,
                   due 5/1/06                                                                   P-1               9,000(u)('b')

                                                                                                                 43,260


See Notes to Schedule of Investments   12

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT   SECURITY @                                                                  RATING @@            VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)
INDIANA (7.2%)
          $3,500   Carmel Waterworks BANS, Ser. 2005 B, 3.40%, due 11/17/06                                    $ 3,500
           2,300   East Porter Co. Sch. Bldg. Corp. Ind. Rev., Ser. 2005, (MBIA Insured),
                   3.84%, due 5/4/06                                                                   A-1+      2,300(u)(EE)
           1,935   GCS Sch. Bldg. Corp. One Ind. Rev., Ser. 2005, (FSA Insured),3.26%,
                   due 5/4/06                                                                          A-1       1,935(a)(u)
           2,500   Gibson Co. PCR (Toyota Motor Mfg. Proj.), Ser. 1997, 3.86%, due 5/3/06              A-1+      2,500(u)('b')
           6,000   Gibson Co. PCR (Toyota Motor Mfg. Proj.), Ser. 2001 B, 3.86%,
                   due 5/3/06                                                                 P-1      A-1+      6,000(u)('b')
           5,875   Indiana Bond Bank Rev., Ser. 2002, (MBIA Insured), 3.84%, due 5/4/06                A-1       5,875(u)(E)
           3,000   Indiana St. Dev. Fin. Au. IDR (Enterprise Ctr. II Proj.), Ser. 1992,
                   (LOC: LaSalle National Bank), 3.88%, due 5/3/06                                     A-1       3,000(u)('b')
           6,300   Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg. Hlth. Sys.
                   Proj.), Ser. 2005 B, (LOC: National City Bank), 3.87%, due 5/1/06                   A-1       6,300(u)('b')
           3,500   Indiana St. Dev. Fin. Au. Env. Rev. (Republic Svc. Inc. Proj.), Ser.
                   2001, (LOC: SunTrust Bank), 3.84%, due 5/1/06                             VMIG1               3,500(u)('b')
           4,800   Noblesville Econ. Dev. Rev. (Greystone Apts. Proj.), Ser. 2006 A,
                   (LOC: LaSalle National Bank), 3.90%, due 5/4/06                                     A-1       4,800(u)('b')
           2,000   Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006, 3.75%,
                   due 12/29/06                                                                                  2,005
             500   Whiting Env. Fac. Rev. (Amoco Oil Co. Proj.), Ser. 2000, 3.86%,
                   due 5/1/06                                                                VMIG1     A-1+        500(u)('b')
           3,000   Whiting Ind. Swr. & Solid Waste Disp. Ref. Rev. (Amoco Oil Co. Proj.),
                   Ser. 1998, 3.86%, due 5/1/06                                                        A-1+      3,000(u)('b')
           5,510   Zionsville Comm. Sch. Bldg. Corp. Rev., Ser. 2005, (FSA Insured),
                   2.37%, due 5/4/06                                                                   A-1       5,510(NN)(u)
           1,800   Zionsville Comm. Sch. Bldg. Corp., Ser. 2005, (FSA Insured),3.82%,
                   due 5/3/06                                                                          A-1+      1,800(u)
                                                                                                                52,525

IOWA (0.8%)
             455   Iowa Fin. Au. Hlth. Care Fac. Rev. (Care Initiatives Proj.), Ser.
                   2002, (LOC: KBC Bank N.V.), 3.87%, due 5/1/06                             VMIG1                 455(u)('b')
           1,300   Iowa Fin. Au. Private College Rev. (Morningside College Proj.),
                   Ser. 2001, (LOC: Firstar Bank N.A.), 3.87%, due 5/1/06                              A-1+      1,300(u)('b')
             800   Iowa Higher Ed. Loan Au. Private College Fac. Rev. (Wartburg Proj.),
                   Ser. 2000, (LOC: Northern Trust Co.), 3.87%, due 5/1/06                   VMIG1                 800(u)('b')
           1,500   Iowa St. Sch. Cash Anticipation Prog. Warrant Cert., Ser. 2006 B,
                   (FSA Insured), 4.50%, due 1/26/07                                          MIG1               1,514
           1,500   Iowa St. TRANS, Ser. 2005, 4.50%, due 6/30/06                              MIG1    SP-1+      1,503
                                                                                                                 5,572

KANSAS (1.1%)
           8,300   Wyandotte Co./Kansas City Unified Govt. G.O., Ser. 2006 I, 3.73%,
                   due 4/1/07                                                                                    8,300

KENTUCKY (2.0%)
           8,000   Kentucky Asset/Liability Commission Gen. Fund TRANS, Ser. 2005 A,
                   4.00%, due 6/28/06                                                         MIG1    SP-1+      8,017
           6,405   Lexington-Fayette Urban Co. Govt. Ed. Fac. Rev. (Sayre Sch.),
                   Ser. 2001, (LOC: Fifth Third Bank), 3.80%, due 5/4/06                               A-1+      6,405(u)('b')
             300   Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Fac. Rev.
                   (UPS Worldwide Forwarding Inc. Proj.), Ser. 1999 B, 3.85%, due 5/1/06     VMIG1     A-1+        300(u)('b')
                                                                                                                14,722


See Notes to Schedule of Investments   13

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT    SECURITY @                                                                 RATING @@            VALUE +
(000'S OMITTED)                                                                             MOODY'S     S&P     (000'S OMITTED)
MAINE (2.1%)
          $3,400   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E-1,
                   (AMBAC Insured), 3.81%, due 5/4/06                                        VMIG1     A-1+   $ 3,400(u)(bb)
           3,000   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 B-3,
                   (LOC: State Street Bank), 3.84%, due 5/4/06                               VMIG1     A-1+     3,000(u)
           3,800   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2003 E, (AMBAC Insured),
                   3.85%, due 5/4/06                                                         VMIG1     A-1+     3,800(u)(bb)
           5,000   Maine St. Hsg. Au. Mtge. Purchase Rev., Ser. 2004 C-3, 3.85%,
                   due 5/4/06                                                                VMIG1     A-1+     5,000(u)
                                                                                                               15,200

MARYLAND (2.9%)
           7,600   Maryland St. Comm. Dev. Admin. Dept. of Hsg.& Comm. Dev. Residential
                   Rev., Ser. 2004 C, (LOC: Lloyd's Bank), 3.82%, due 5/4/06                 VMIG1              7,600(u)
           4,900   Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Pickersgill Issue),
                   Ser. 2005 A, (Radian Insured), 3.81%, due 5/4/06                                    A-1+     4,900(u)('b')(O)
           3,000   Maryland St. Comm. Dev. Admin. Dept. Hsg.& Comm. Dev. Residential
                   Rev., Ser. 2006 D, 3.40%, due 3/7/07                                                         3,000
           6,000   Maryland St. Stadium Au. Sports. Fac. Lease Ref. Rev., Ser. 1999,
                   (LOC: Bank of America), 3.86%, due 5/3/06                                 VMIG1     A-1+     6,000(u)
                                                                                                               21,500

MASSACHUSETTS (2.1%)
           1,900   Hampden-Wilbraham Sch. Dist. BANS, Ser. 2005, 4.25%, due 10/13/06                            1,910
           1,200   Massachusetts St. Dev. Fin. Agcy. Rev. (Scandinavian Living Ctr.),
                   Ser. 1998, (LOC: Sovereign Bank), 3.11%, due 5/1/06                                          1,200('b')(XX)
           1,200   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Falmouth Assisted
                   Living), Ser. 1995 A, (LOC: Fleet Bank), 3.85%, due 5/4/06                VMIG1              1,200(u)('b')
             125   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House),
                   Ser. 2002 A, (LOC: Sovereign Bank), 3.79%, due 5/4/06                               A-1+       125(u)('b')(S)
           1,000   Massachusetts St. Turnpike Au. Metro. Hwy. Sys. Rev., (MBIA Insured),
                   Ser. 2000, 3.83%, due 5/4/06                                              VMIG1              1,000(u)(E)
           9,700   New Bedford BANS, Ser. 2006, 4.00%, due 2/16/07                                              9,738
                                                                                                               15,173

MICHIGAN (4.1%)
           4,025   Jackson Co. (MI) Econ. Dev. Corp. Ltd. Oblig. Ref. Rev. (Vista Grande
                   Villa), Ser. 2001 A, (LOC: LaSalle National Bank), 3.78%, due 5/1/06                A-1      4,025(u)('b')
           9,160   Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser. 1988, (AMBAC Insured),
                   3.84%, due 5/3/06                                                         VMIG1     A-1      9,160(u)(c)
           1,900   Michigan St. Job. Dev. Au. Ind. Dev. Rev. (Kentwood Residence Assoc.
                   Proj.), Ser. 1984, (LOC: Wells Fargo & Co.), 2.75%, due 5/1/06                      A-1+     1,900(u)
           2,150   Michigan Muni. Bond Au. Notes, Ser. 2005 B, 4.00%, due 8/18/06                     SP-1+     2,157
           2,000   Michigan St. Hosp. Fin. Au. Rev. (Trinity Hlth. Credit), Ser. 2005 E,
                   (LOC: Bank of Nova Scotia), 3.80%, due 5/1/06                             VMIG1     A-1+     2,000(u)('b')
           1,500   Michigan St. Hosp. Fin. Au. Rev. (Trinity Hlth. Credit), Ser. 2005 G,
                   3.80%, due 5/1/06                                                         VMIG1     A-1      1,500(u)(N)
           1,300   Michigan St. Hsg. Dev. Au. Ltd. Oblig. Rev. (Shoal Creek Apts.),
                   Ser. 1985, (LOC: Bank One Michigan), 3.85%, due 5/3/06                    VMIG1              1,300(u)
           3,000   Michigan St. Strategic Fund Ltd. Oblig. Rev. (Behr Sys., Inc. Proj.),
                   Ser. 2001, (LOC: National City Bank), 3.92%, due 5/4/06                                      3,000(u)('b')
           5,000   Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont),
                   Ser. 2006, (AMBAC Insured), 3.81%, due 5/1/06                             VMIG1     A-1      5,000(u)('b')(E)
                                                                                                               30,042


See Notes to Schedule of Investments   14

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                 SECURITY @                                    RATING @@           VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P     (000's OMITTED)
MINNESOTA (1.1%)
          $1,140   Mankato Rev. (Bethany Lutheran College), Ser. 2000 B,
                   (LOC: Wells Fargo& Co.), 3.87%, due 5/1/06                                         A-1+   $ 1,140(u)('b')
           5,900   Minnesota St. HFA Residential Hsg. Rev., Ser. 2003 J,
                   (LOC: Lloyd's Bank), 3.85%, due 5/4/06                                    VMIG1    A-1+     5,900(u)
             845   Roseville Private Sch. Fac. Rev. (Northwestern College Proj.), Ser.
                   2002, (LOC: Marshall & Ilsley), 3.87%, due 5/1/06                         VMIG1               845(u)('b')
                                                                                                               7,885

MISSISSIPPI (1.4%)
           5,000   Mississippi Bus. Fin. Corp. IDR (VC Reg. Assembly & Mfg. Proj.),
                   Ser. 2003, (LOC: J.P. Morgan Chase), 3.85%, due 5/3/06                             A-1+     5,000(u)('b')
           5,000   Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Mississippi Pwr.
                   Co. Proj.), Ser. 1995, 3.83%, due 5/1/06                                  VMIG1    A-1      5,000(u)('b')
                                                                                                              10,000

MISSOURI (4.7%)
           2,100   Independence Ind. Dev. Au. Multi-Family Hsg. Ref. Rev. (The Mansions
                   Proj.), Ser. 2005, (LOC: Freddie Mac), 3.80%, due 5/4/06                  VMIG1             2,100(u)('b')
           6,200   Kansas City Ind. Dev. Au. Rev. (KC Downtown Redev. Proj.), Ser. 2005
                   B, (AMBAC Insured), 3.82%, due 5/3/06                                     VMIG1    A-1+     6,200(u)^^
           4,000   Missouri Higher Ed. Loan Au. Std. Loan Rev., Ser. 2005 E, (MBIA
                   Insured), 3.89%, due 5/4/06                                               VMIG1    A-1+     4,000(u)^^
           2,000   Missouri Pub. Utils. Commission Rev. Interim Construction Notes, Ser.
                   2005, 4.00%, due 9/15/06                                                   MIG1             2,007
             100   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Christian Brothers),
                   Ser. 2002 A, (LOC: U.S. Bank), 3.87%, due 5/1/06                                   A-1+       100('b')(u)
             200   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (St. Louis Univ.),
                   Ser. 1999 B, (LOC: Bank of America), 3.85%, due 5/1/06                    VMIG1    A-1+       200(u)('b')
           1,230   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Bethesda Hlth.
                   Group, Inc.), Ser. 2004, (LOC: U.S. Bank), 3.87%, due 5/1/06              VMIG1             1,230(u)('b')
           6,490   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Lutheran Sr.
                   Svcs.), Ser. 2000, (LOC: U.S. Bank), 3.80%, due 5/3/06                    VMIG1             6,490(u)('b')
           2,950   Missouri St. Hlth. & Ed. Fac. Au. Rev. (Kansas City Art Institute),
                   Ser. 2005, (LOC: Commerce Bank), 3.87%, due 5/1/06                                 A-1      2,950(u)('b')
           9,435   Wentzville Sch. Dist. Number R 04 G.O. (ABN Amro Munitops Cert.
                   Trust), Ser. 2004, (FGIC Insured), 3.84%, due 5/4/06                      VMIG1             9,435(u)(U)
                                                                                                              34,712

NEBRASKA (2.0%)
           2,495   Lincoln Co. Elec. Sys. Rev., Ser. 2003 B, (LOC: Wachovia Bank & Trust
                   Co.), 3.82%, due 5/3/06                                                   VMIG1             2,495(u)
           1,125   Nebhelp Inc. Rev. (Std. Loan Prog.), Ser. 1986 A, (MBIA Insured),
                   3.95%, due 5/3/06                                                         VMIG1    A-1+     1,125(u)(n)(OO)
           1,500   Nebhelp Inc. Rev. (Std. Loan Prog.), Ser. 1986 C, (MBIA Insured),
                   3.95%, due 5/3/06                                                         VMIG1    A-1+     1,500(u)(n)(OO)
           4,000   Nebraska Ed. Fac. Au. Rev. (Creighton Univ. Proj.), Ser. 2003,
                   (AMBAC Insured), 3.82%, due 5/1/06                                        VMIG1             4,000(u)('b')
             700   Nebraska Ed. Fac. Au. Rev. (Creighton Univ. Proj.), Ser. 2005 C, (FGIC
                   Insured), 3.82%, due 5/1/06                                               VMIG1               700(u)('b')(NN)
           5,000   Scotts Bluff Co. Hosp. Au. Number 1 Hosp. Ref. Rev. (Reg. West Med.
                   Ctr.), Ser. 2005, (Radian Insured), 3.84%, due 5/4/06                     VMIG1             5,000(u)('b')
                                                                                                              14,820


See Notes to Schedule of Investments   15

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                 SECURITY @                                    RATING @@            VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P      (000's OMITTED)
NEVADA (2.3%)
         $ 5,300   Clark Co. IDR (Nevada Cogeneration Assoc. 2 Proj.), Ser. 1992,
                   (LOC: State Street Bank), 3.87%, due 5/1/06                               VMIG1     A-1+   $ 5,300(u)('b')
           1,100   Las Vegas Valley Wtr. Dist. G.O. (ABN Amro Munitops Cert. Trust), Ser.
                   2005, (FGIC Insured), 3.85%, due 5/4/06                                   VMIG1              1,100(u)(U)
          10,350   Nevada Hsg. Div. Multi-Unit Rev. (Southwest Village), Ser. 2005,
                   (LOC: Fannie Mae), 3.84%, due 5/4/06                                                A-1+    10,350(u)('b')
                                                                                                               16,750

NEW HAMPSHIRE (1.7%)
           8,500   New Hampshire Hlth. & Ed. Fac. Au. Rev. (Tilton Sch.), Ser. 2006,
                   (LOC: Sovereign Bank), 3.82%, due 5/4/06                                  VMIG1              8,500(u)('b')(BB)
           4,200   New Hampshire St. Bus. Fin. Au. Rev. (Taylor Home), Ser. 2005 B,
                   (LOC: TD BankNorth), 3.83%, due 5/4/06                                    VMIG1              4,200(u)('b')
                                                                                                               12,700

NEW JERSEY (0.2%)
           1,000   Barrington Sch. Dist. Grant Anticipation Notes, Ser. 2005,
                   4.25%, due 10/20/06                                                                          1,005
             710   Bernardsville BANS, Ser. 2006, 4.50%, due 5/2/07                                               715
                                                                                                                1,720

NEW MEXICO (0.7%)
           2,530   New Mexico Mtge. Fin. Au. Rev., Ser. 2005, (LOC: Fannie Mae),
                   3.88%, due 5/4/06                                                                   A-1+     2,530(u)(aa)
           2,800   New Mexico Rev. (ABN Amro Munitops Cert. Trust), Ser. 2005,
                   (AMBAC Insured), 3.84%, due 5/4/06                                                           2,800(u)(U)(n)
                                                                                                                5,330

NEW YORK (3.8%)
           4,230   ABN Amro Munitops Cert. Trust, Ser. 2006-3, (LOC: ABNAMRO Bank NV),
                   3.83%, due 5/4/06                                                         VMIG1              4,230(u)(n)
           2,380   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
                   Ser. 2001 A, (AMBAC Insured), 3.84%, due 5/4/06                                     A-1      2,380(u)('b')(ae)
           1,235   Minisink Valley Central Sch. Dist. G.O. BANS, Ser. 2005, 4.38%, due
                   12/8/06                                                                                      1,242
           4,595   New York City G.O., Ser. 2005, (LOC: Merrill Lynch Capital Markets),
                   3.04%, due 5/4/06                                                                   A-1      4,595(u)
           3,000   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev. (Progress
                   of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae), 3.82%, due 5/3/06                 A-1+     3,000(u)
             365   New York City Trust for Cultural Resources Rev. (Asia Society), Ser.
                   2000, (LOC: Chase Manhattan Bank), 3.75%, due 5/4/06                      VMIG1                365(u)('b')
           1,000   New York City Trust for Cultural Res. Rev. (Manhattan Sch. of Music),
                   Ser. 2000, (Radian Insured), 3.76%, due 5/4/06                                      A-1+     1,000(u)('b')(zz)
           6,290   New York St. Dorm. Au. Rev., Ser. 2005, (FGIC Insured), 3.83%, due
                   5/4/06    VMIG1                                                                              6,290(u)(aa)
           1,500   New York St. HFA Rev., Ser. 1997 A, (LOC: Fannie Mae),
                   3.80%, due 5/3/06                                                         VMIG1              1,500(u)('b')
             400   New York St. HFA Rev. (North End Avenue Hsg.), Ser. 2004 A,
                   (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.79%, due 5/3/06       VMIG1                400(u)
             500   New York St. Local Govt. Assist. Corp. Muni. Sec. Trust Receipts Rev.,
                   Ser. 1997, (LOC: Societe Generale), 3.80%, due 5/1/06                               A-1+       500(u)
           2,155   New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005, (FSA
                   Insured), 3.84%, due 5/4/06                                               VMIG1              2,155(u)(NN)
             500   Warren & Washington Cos. IDA Civic Fac. Rev. (Glen at Hiland Meadows
                   Proj.), Ser. 2000, (LOC: Sovereign Bank), 3.81%, due 5/3/06                         A-1        500(u)('b')(A)
                                                                                                               28,157


See Notes to Schedule of Investments   16

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                  SECURITY @                                    RATING @@         VALUE +
(000'S OMITTED)                                                                              MOODY'S    S&P   (000'S OMITTED)

NORTH CAROLINA (0.0%)
          $  190   North Carolina Med. Care Commission Retirement Comm. Rev.
                   (Adult Comm. Total Svcs.), Ser. 1996, (Radian Insured),
                   3.83%, due 5/1/06                                                                   A-1     $   190(u)('b')(N)

NORTH DAKOTA (1.6%)
           4,900   North Dakota HFA Home Mtge. Fin. Rev. (Hsg. Fin. Prog.), Ser. 2004 C,
                   (LOC: Lloyd's Bank), 3.84%, due 5/3/06                                     VMIG1              4,900(u)
           3,690   North Dakota St. HFA Home Mtge. Fin. Rev. (Hsg. Fin. Prog.),
                   Ser. 2003 A, (LOC: KBC Bank N.V.), 3.84%, due 5/3/06                       VMIG1              3,690(u)
           3,000   North Dakota St. Hsg. Fin. Agcy. Home Mtge. Rev.
                   (Hsg. Fin. Prog.), Ser. 2003 B, (LOC: KBC Bank N.V.), 3.84%,
                   due 5/3/06                                                                 VMIG1              3,000(u)
                                                                                                                11,590

OHIO (2.2%)
           1,000   American Muni. Pwr. (Ohio Inc. BANS), Ser. 2005, 3.35%, due 11/2/06                           1,000
           1,785   American Muni. Pwr. (Ohio Inc. BANS), Cleveland Pub. Pwr. Notes,
                   Ser. 2005, 3.10%, due 8/17/06                                                                 1,785
           1,800   American Muni. Pwr. BANS, (Lodi Village Proj.), Ser. 2006,
                   3.60%, due 3/15/07                                                                            1,800
           1,570   Fairborn BANS, Ser. 2005, 4.00%, due 6/28/06                                                  1,573
           2,000   Hunting Valley BANS, Ser. 2005, 3.75%, due 10/5/06                                            2,007
           2,275   New Albany Comm. Au. Multi-Purp. Infrastructure Imp. Ref. Rev.,
                   Ser. 2004 C, (LOC: Key Bank), 3.84%, due 5/4/06                            VMIG1              2,275(u)
             500   Ohio St. Solid Waste Ref. Rev., (BP Prod. North America, Inc. Proj. -
                   BP PLC), Ser. 2002, 3.85%, due 5/1/06                                      VMIG1    A-1+        500(u)('b')
           1,400   Ohio St. Wtr. Dev. Au. PCR (Ohio Edison Co. Proj.), Ser. 1988,
                   (LOC: Wachovia Bank & Trust Co.), 3.85%, due 5/1/06                         P-1     A-1+      1,400(u)('b')
           2,585   Ohio St. Wtr. Dev. Au. Rev., Ser. 2005, (LOC: Rabobank Nederland),
                   3.84%, due 5/4/06                                                                   A-1+      2,585(u)
           1,350   Pepper Pike BANS, Ser. 2005, 3.00%, due 6/22/06                                               1,350
                                                                                                                16,275

OKLAHOMA (2.5%)
           8,000   Oklahoma St. Std. Loan Au. Rev. (Std. Loan Bonds & Notes), Ser. 2006
                   A-1, (MBIA Insured), 3.85%, due 5/3/06                                     VMIG1    A-1+      8,000(u)^^
          10,000   Tulsa Co. Ind. Au. Cap. Imp. Rev., Ser. 2003 A, (LOC: Bank of America),
                   3.13%, due 5/15/17 Putable 7/7/06                                                   A-1+     10,000
                                                                                                                18,000

OREGON (3.8%)
           7,000   Oregon St. Homeowner Rev., Ser. 2006, (LOC: Merrill Lynch Capital
                   Markets), 3.11%, due 5/4/06                                                VMIG1              7,000(u)
           5,000   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev., Ser. 2006 C,
                   (LOC: State Street Bank), 3.84%, due 5/4/06                                VMIG1              5,000(u)
           5,000   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single Family Mtge.
                   Prog.), Ser. 2004 L, (LOC: State Street Bank), 3.86%, due 5/3/06           VMIG1              5,000(u)
           1,600   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single-Family Mtge.
                   Prog.), Ser. 2003 L, (LOC: State Street Bank), 3.86%, due 5/3/06           VMIG1              1,600(u)
           9,320   Port of Portland Arpt. Rev., Ser. 2005, (LOC: Merrill Lynch Capital
                   Markets), 2.45%, due 5/4/06                                                                   9,320(u)
                                                                                                                27,920


See Notes to Schedule of Investments   17

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                 SECURITY @                                    RATING @@           VALUE +
(000'S OMITTED)                                                                             MOODY'S   S&P      (000'S OMITTED)
PENNSYLVANIA (4.6%)
          $1,400   Allegheny Co. Ind. Dev. Au. Rev. (Pittsburgh Theological Seminary),
                   Ser. 2001, (LOC: Citizens Bank), 2.85%, due 8/1/31 Putable 8/1/06         VMIG1           $ 1,400('b')
           1,700   Cumberland Co. Muni. Au. Dickenson College Rev., Ser. 2000 B,
                   (AMBAC Insured), 3.20%, due 11/1/24 Putable 11/1/06                       VMIG1             1,700('b')(UU)
           1,000   Cumberland Co. Muni. Au. Rev. (Presbyterian Homes Proj.), Ser. 2005 B,
                   (Radian Insured), 4.25%, due 12/1/26 Putable 12/1/06                               A-1+     1,004
           4,925   Montgomery Co. Ind. Dev. Au. Rev. (RAF Pennsburg Proj.), Ser. 2006 A,
                   (LOC: Wachovia Bank & Trust Co.), 3.90%, due 5/4/06                       VMIG1             4,925(u)('b')
           3,000   North Wales Wtr. Au. Rev. (Rural Wtr. Proj.), Ser. 2005, 4.00%, due
                   10/1/06                                                                   MIG1              3,011
           2,100   Northampton Co. Ind. Dev. Au. IDR (Losco Family Properties, LLC
                   Proj.), Ser. 2005, (LOC: Wachovia Bank & Trust Co.), 3.95%, due 5/4/06                      2,100(u)('b')
           2,000   Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Shippingport
                   Proj.), Ser. 2005 A, (LOC: PNC Bank N.A.), 3.94%, due 5/3/06              VMIG1    A-1      2,000(u)('b')
           6,600   Pennsylvania Econ. Dev. Fin. Au. Rev. (Philadelphia Area Independent
                   Sch. Bus. Officers Assoc. Fin. Prog.), Ser. 2000 J-4,
                   (LOC: PNC Bank N.A.), 3.83%, due 5/4/06                                            A-1      6,600(u)('b')
             800   Sayre Hlth. Care Fac. Au. Hosp. Rev. (VHA of PA, Inc. Cap.
                   Asset Fin. Proj.), Ser. 1985 M, (AMBAC Insured), 3.86%, due 5/3/06                 A-1+       800(u)
           5,000   Sayre Hlth. Care Fac. Au. Hosp. Rev. (VHA of PA, Inc. Cap. Asset
                   Fin. Proj.), Ser. 1985 A, (AMBAC Insured), 3.86%, due 5/3/06                       A-1+     5,000(u)
           3,600   Sayre Hlth. Care Fac. Au. Hosp. Rev. (VHA of PA, Inc. Cap.
                   Asset Fin. Proj.), Ser. 1985, (AMBAC Insured), 3.86%, due 5/3/06                   A-1+     3,600(u)(SS)
           1,400   South Central Gen. Au. Rev. (Wellspan Hlth. Obligated), Ser. 2005 D,
                   (AMBAC Insured), 3.78%, due 5/3/06                                        VMIG1             1,400(u)('b')(bb)
                                                                                                              33,540

PUERTO RICO (0.6%)
           2,600   Puerto Rico Commonwealth Hwy. & Trans. Au. Hwy. Rev., Ser. 2002,
                   (MBIA Insured), 3.81%, due 5/4/06                                         VMIG1             2,600(u)(E)
           1,805   Puerto Rico Commonwealth G.O., Ser. 2002, (FGIC Insured), 3.82%,
                   due 5/4/06                                                                VMIG1             1,805(u)(aa)
                                                                                                               4,405

RHODE ISLAND (0.4%)
           1,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996, (LOC: Dexia
                   Credit Local de France), 3.84%, due 5/3/06                                         A-1+     1,000(u)
           2,000   Rhode Island St. Std. Loan Au. Prog. Rev., Ser. 1996, (LOC: Dexia
                   Credit Local de France), 3.84%, due 5/3/06                                         A-1+     2,000(u)
                                                                                                               3,000

SOUTH CAROLINA (2.0%)
           2,000   Berkeley Co. Exempt Fac. Ind. Rev. (Amoco Chemical Co. Proj.), Ser.
                   1998, 3.86%, due 5/1/06                                                   VMIG1    A-1+     2,000(u)('b')
           1,500   Florence Co. Solid Waste Disp. & Wastewater Treatment Fac. Rev.
                   (Roche Carolina, Inc. Proj.), Ser. 1997, (LOC: UBS AG), 3.87%,
                   due 5/1/06                                                                         A-1+     1,500(u)('b')
           8,655   Greenville Co. Sch. Dist. Installment Purchase Ref. Rev., Ser. 2004,
                   (LOC: Morgan Stanley), 3.84%, due 5/4/06                                           A-1      8,655(u)
             850   South Carolina Jobs Econ. Dev. Au. Rev. (Florence RHF Hsg., Inc.
                   Proj.), Ser. 1987 A, (LOC: Wachovia Bank & Trust Co.), 4.05%,
                   due 5/3/06                                                                                    850(u)('b')
           2,000   Spartanburg Co. Sch. Dist. Number 001 BANS, Ser. 2005 B,
                   5.25%, due 11/16/06                                                       MIG1              2,022
                                                                                                              15,027


See Notes to Schedule of Investments   18

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                  SECURITY @                                    RATING @@          VALUE +
(000'S OMITTED)                                                                              MOODY'S    S&P    (000'S OMITTED)
SOUTH DAKOTA (0.4%)
         $ 2,600   South Dakota St. Hlth. & Ed. Fac. Au. Rev. (Rapid City Regional Hosp.),
                   Ser. 2003, (MBIA Insured), 3.82%, due 5/1/06                               VMIG1             $ 2,600(u)('b')(Y)

TENNESSEE (2.4%)
           2,200   Blount Co. Pub. Bldg. Au., Ser. 2001, (AMBAC Insured), 3.82%, due
                   5/1/06                                                                     VMIG1               2,200(u)(AA)
           1,175   Franklin Co. Hlth. & Ed. Fac. Board Rev. (Univ. of the South Proj.),
                   Ser. 1990, 3.30%, due 5/1/06                                                         A-1       1,175(u)('b')
           3,900   Metro. Govt. Nashville & Davidson Co. IDB Multi-Family Hsg. Ref. Rev.
                   (Ridgelake Apts. Proj.), Ser. 2004, (LOC: Freddie Mac), 3.83%, due
                   5/4/06                                                                               A-1+      3,900(u)('b')
             850   Metro. Govt. Nashville & Davidson Co. Hlth. & Ed. Fac. Board Rev.
                   (Belmont Univ. Proj.), Ser. 1997, (LOC: SunTrust Bank), 3.80%, due
                   5/3/06                                                                                           850(u)
           1,000   Sevier Co. Pub. Bldg. Au. Pub. Proj. Construction Notes, Ser. 2005 A,
                   3.50%, due 10/1/07 Putable 10/1/06                                         VMIG1               1,000
           5,590   Sevier Co. Pub. Bldg. Au. Pub. Proj. Construction Notes (Taud Loan
                   Prog.), Ser. 2004 A, 3.50%, due 10/1/07 Putable 10/1/06                                        5,590
           3,200   Shelby Co. Hlth. Ed. & Hsg. Fac. Board Multi-Family Hsg. Rev.
                   (Lexington), Ser. 2005 A, (LOC: Fannie Mae), 3.90%, due 5/4/06             VMIG1               3,200(u)
                                                                                                                 17,915

TEXAS (10.2%)
           2,800   Austin Arpt. Sys. Prior Lien Rev., Ser. 1995 A, (LOC: J.P. Morgan
                   Chase), 3.85%, due 5/3/06                                                            A-1+      2,800(u)
           1,800   Brazoria Co. Hlth. Fac. Dev. Corp. Hosp. Rev. (Brazosport Mem. Hosp.),
                   Ser. 1999, (LOC: Chase Bank of Texas), 3.87%, due 5/4/06                   VMIG1               1,800(u)('b')
          15,000   Brazos River Harbor Navigation Dist. of Brazoria Co. Rev. (BASF Corp.
                   Proj.), Ser. 1997, 3.87%, due 5/1/06                                                 P-1      15,000(u)('b')
           1,200   Calhoun Co. Navigation IDA Port Rev. (Formosa Plastics Corp., Texas
                   Proj.), Ser. 1994, (LOC: Bank of America), 3.86%, due 5/3/06               VMIG1               1,200(u)('b')
           3,000   Camp Co. Ind. Dev. Corp. Env. Fac. Rev. (Pilgrim's Pride Corp. Proj.),
                   Ser. 1999, (LOC: Harris Trust & Savings Bank), 3.85%, due 5/3/06           VMIG1     A-1+      3,000(u)('b')
           4,700   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2006, (LOC: J.P.
                   Morgan Chase), 3.87%, due 5/4/06                                                     A-1+      4,700(u)
           1,000   Gulf Coast Ind. Dev. Au. Exempt Fac. Ind. Rev. (BP Global Pwr. Corp.
                   Proj.), Ser. 2003, 3.86%, due 5/1/06                                       VMIG1               1,000(u)('b')
             100   Gulf Coast Waste Disp. Au. Env. Fac. Rev. (BP Amoco Chemical Co.
                   Proj.), Ser. 2003, 3.86%, due 5/1/06                                       VMIG1                 100(u)('b')
           1,100   Gulf Coast Waste Disp. Au. Env. Fac. Rev. (BP Prod. North America
                   Proj.), Ser. 2003, 3.86%, due 5/1/06                                       VMIG1               1,100(u)('b')
           1,200   Gulf Coast Waste Disp. Au. PCR (Amoco Oil Co. Proj.), Ser. 1994,
                   3.86%, due 5/1/06                                                          VMIG1     A-1+      1,200(u)('b')
           6,480   Harris Co. Hlth. Fac. Dev. Corp. Rev., Ser. 2005, (LOC: J.P. Morgan
                   Chase), 3.84%, due 5/4/06                                                  VMIG1     A-1+      6,480(u)
           2,745   Houston Ind. Sch. Dist. G.O., Ser. 2005, (LOC: Morgan Stanley),
                   3.84%, due 5/4/06                                                                    A-1       2,745(u)
           8,795   Houston Wtr. & Swr. Sys. Rev., Ser. 2000, (FSA Insured), 3.84%, due
                   5/4/06                                                                                         8,795(u)(E)
          10,000   North Texas Higher Ed. Au., Inc. Std. Loan Rev., Ser. 2004 A,
                   (LOC: Lloyd's Bank), 3.85%, due 5/3/06                                               A-1+     10,000(u)
           4,500   Northside Independent Sch. Dist. Sch. Bldg. Rev., Ser. 2005,
                   (LOC: Depfa Bank), 2.85%, due 6/15/35 Putable 6/15/06                      VMIG1     A-1+      4,500
           5,000   Port of Port Arthur Navigation Dist. Rev. (FINA Oil & Chemical Co.
                   Proj.), Ser. 1998, 3.82%, due 5/1/06                                       VMIG1               5,000(u)('b')
           1,100   Tarrant Co. Hsg. Fin. Corp. Multi-Family Ref. Rev. (Sierra Springs
                   Apts. Proj.), Ser. 1999, (LOC: Fannie Mae), 3.83%, due 5/3/06                        A-1+      1,100(u)('b')
           4,500   Texas St. TRANS, Ser. 2005, 4.50%, due 8/31/06                              MIG1    SP-1+      4,520
                                                                                                                 75,040


See Notes to Schedule of Investments   19

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                  SECURITY @                                    RATING @@         VALUE +
(000'S OMITTED)                                                                              MOODY'S    S&P   (000'S OMITTED)
UTAH (0.9%)
            $500   Morgan Co. Solid Waste Disp. Rev. (Holnam Inc. Proj.), Ser. 1996,
                   (LOC: Wachovia Bank & Trust Co.), 3.88%, due 5/3/06                        VMIG1    A-1+    $   500(u)('b')
           2,565   Utah St. HFA Rev., Ser. 2001 A, (LOC: Wachovia Bank & Trust Co.),
                   3.87%, due 5/3/06                                                          VMIG1              2,565(u)
           2,880   Utah St. HFA Rev., Ser. 2001 A, (LOC: Wachovia Bank & Trust Co.),
                   3.87%, due 5/3/06                                                          VMIG1              2,880(u)
             450   West Valley City Ind. Dev. Au. Rev. (Johnson Matthey, Inc. Proj.),
                   Ser. 1987, (LOC: HSBC), 3.83%, due 5/1/06                                                       450(u)('b')
                                                                                                                 6,395

VIRGINIA (0.9%)
           3,600   Lynchburg Ind. Dev. Au. Hosp. Rev. (VHA Mid-Atlantic St., Inc. Cap.
                   Asset Fin. Prog.), Ser. 1985 D, (AMBAC Insured), 3.86%, due 5/3/06                  A-1+      3,600(u)(SS)
           1,700   Lynchburg Ind. Dev. Au. Hosp. Rev. (VHA Mid-Atlantic St., Inc. Cap.
                   Asset Fin. Prog.), Ser. 1985 E, (AMBAC Insured), 3.86%, due 5/3/06                  A-1+      1,700(u)
           1,400   Newport News Redev. & Hsg. Au. Multi-Family Hsg. Ref. Rev. (Springhouse
                   Apts. Proj.), Ser. 2001, (LOC: Freddie Mac), 3.83%, due 5/4/06                      A-1+      1,400(u)('b')
                                                                                                                 6,700

WASHINGTON (4.6%)
           2,000   King Co. BANS, Ser. 2005 B, 4.50%, due 11/1/06                              MIG1    SP-1+     2,014
           4,623   King Co. Swr. Rev., Ser. 2005, (FSA Insured), 3.84%, due 5/4/06                               4,623(u)(E)
           3,585   Port Bellingham Ind. Dev. Corp. Env. Fac. Ind. Rev. (Atlantic
                   Richfield Co. Proj.), Ser. 2001, 3.86%, due 5/1/06                                  A-1+      3,585(u)('b')
           3,000   Port Bellingham Ind. Dev. Corp. Env. Fac. Ind. Rev. (BP West Coast
                   Prod., LLC Proj.), Ser. 2002, 3.86%, due 5/1/06                            VMIG1    A-1+      3,000(u)('b')
           6,775   Seattle Hsg. Au. Low-Income Hsg. Assist. Rev. (Foss Home Proj.), Ser.
                   1994, (LOC: Wells Fargo Bank), 3.85%, due 5/4/06                                    A-1+      6,775(u)('b')
           3,770   Seattle Museum Dev. Au. Spec. Oblig. Rev. (Merlots), Ser. 2005 D,
                   (LOC: Wachovia Bank & Trust Co.), 3.82%, due 5/3/06                                 A-1+      3,770(u)
           1,300   Washington St. Hsg. Fin. Commission Multi-Family Mtge. Rev. (Wandering
                   Creek Proj.), Ser. 1995, (LOC: Freddie Mac), 3.89%, due 5/3/06             VMIG1              1,300(u)
           2,250   Washington St. Hsg. Fin. Commission Multi-Family Rev. (Fairwinds
                   Redmond Proj.), Ser. 2005 A, (LOC: Bank of America), 3.92%, due 5/4/06     VMIG1              2,250(u)('b')
           1,300   Washington St. Hsg. Fin. Commission Non-Profit Hsg. Rev. (Rockwood
                   Retirement Prog.), Ser. 1999 A, (LOC: Wells Fargo & Co.), 3.93%, due
                   5/1/06                                                                     VMIG1              1,300(u)('b')
           1,700   Washington St. Hsg. Fin. Commission Non-Profit Hsg. Rev. (YMCA
                   Snohomish Co. Proj.), Ser. 1994, (LOC: U.S. Bank), 3.90%, due 5/1/06       VMIG1              1,700(u)('b')
           3,525   Washington St. Hsg. Fin. Commission Rev. (Merlots), Ser. 2006 A, (LOC:
                   Fannie Mae), 3.87%, due 5/3/06                                             VMIG1              3,525(u)(cc)
                                                                                                                33,842

WISCONSIN (4.2%)
           1,000   Burlington Area Sch. Dist. TRANS, Ser. 2005, 3.85%, due 9/21/06                               1,003
           3,000   DC Everest Area Sch. Dist. TRANS, Ser. 2005, 3.25%, due 8/28/06                               3,003
           3,000   Racine Unified Sch. Dist. TRANS, Ser. 2005, 4.00%, due 7/14/06             MIG1               3,007
           2,250   West Allis West Milwaukee Sch. Dist. TRANS, Ser. 2005, 4.25%, due
                   9/25/06                                                                    MIG1               2,260
           1,600   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2004 A,
                   (LOC: Westdeutsche Landesbank Girozentrale), 3.86%, due 5/3/06             VMIG1    A-1+      1,600(u)
           1,500   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2006 A,
                   (LOC: Depfa Bank), 3.84%, due 5/4/06                                       VMIG1    A-1+      1,500(u)


See Notes to Schedule of Investments   20

SCHEDULE OF INVESTMENTS Lehman Brothers Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                 SECURITY @                                    RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)
          $2,000   Wisconsin Sch. Dist. Cash Flow Mgmt. Prog. Certs. Participation,
                   Ser. 2005 B, 4.50%, due 5/1/06                                             MIG1            $  2,012
             970   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Riverview Hosp. Assoc.),
                   Ser. 2001, (LOC: Firstar Bank N.A.), 3.87%, due 5/1/06                              A-1+        970('b')(u)
           7,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Oakwood Village), Ser. 2005,
                   (LOC: Marshall & Ilsley), 3.82%, due 5/4/06                               VMIG1               7,000(u)('b')
           4,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (St. Joseph's Comm. Hosp.
                   Proj.), Ser. 2005, (LOC: Marshall & Ilsley), 3.83%, due 5/4/06                      A-1       4,000(u)('b')
           4,700   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Newcastle Place Proj.), Ser.
                   2001 B, (LOC: LaSalle National Bank), 3.83%, due 5/4/06                             A-1       4,700(u)('b')
                                                                                                                31,055
             TOTAL INVESTMENTS (99.7%) (COST $731,806)                                                         731,806
             Cash, receivables and other assets, less liabilities (0.3%)                                         2,184
             TOTAL NET ASSETS (100.0%)                                                                        $733,990


See Notes to Schedule of Investments   21

SCHEDULE OF INVESTMENTS Lehman Brothers New York Municipal Money Fund
(UNAUDITED)

PRINCIPAL AMOUNT                                                                             RATING @@           VALUE +
(000'S OMITTED)                                 SECURITY @                                MOODY'S    S&P    (000's OMITTED)
                   NEW YORK (92.5%)
          $4,100   ABN Amro Munitops Cert. Trust, Ser. 2006-3, (LOC: ABN AMRO Bank NV),
                   3.83%, due 5/4/06                                                       VMIG1            $4,100(u)(n)
             990   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
                   Ser. 2001 A, (AMBAC Insured), 3.84%, due 5/4/06                                   A-1      990('b')(ae)(u)
           2,070   Albany IDA Civic Fac. Rev. (Univ. of Albany Foundation Std. Hsg.),
                   Ser. 2001 D, (AMBAC Insured), 3.84%, due 5/4/06                                   A-1    2,070('b')(u)(ae)
             380   Albany IDA Civic Fac. Rev. (Research Foundation of the St. Univ. of
                   New York Proj.), Ser. 2002 A, 3.92%, due 5/4/06                         VMIG1              380('b')(u)
           1,650   Allegany Co. IDA Env. Fac. Ref. Rev. (Atlantic Richfield Proj.),
                   Ser. 2002, 3.84%, due 5/1/06                                            VMIG1    A-1+    1,650('b')(u)
             875   Auburn Ind. Dev. Au. IDR (Goulds Pumps Inc. Proj.), Ser. 1989,
                   (LOC: Deutsche Bank), 3.95%, due 5/3/06                                                    875(u)
           2,000   Battery Park City Au. Rev., Ser. 2003, (LOC: Merrill Lynch Capital
                   Markets), 3.83%, due 5/4/06                                                              2,000(u)
           1,500   Clarence Central Sch. Dist. G.O. BANS, Ser. 2006, 4.00%, due 9/14/06                     1,504
           2,400   Colonie G.O. BANS, Ser. 2006, 4.50%, due 4/5/07                                          2,417
           2,475   Genesee Co. IDA. Rev. (RJ Prop. LLC Proj.), Ser. 2000, (LOC: J.P.
                   Morgan Chase), 3.82%, due 5/3/06                                                 A-1+    2,475('b')(u)
           1,180   Herkimer Co. IDA Civic Fac. Rev. (Templeton Foundation Proj.), Ser.
                   2000, (LOC: Key Bank), 3.86%, due 5/4/06                                                 1,180('b')(u)
           2,000   Liberty Dev. Corp. Rev. (Floaters), Ser. 2006-1262, (LOC: Morgan
                   Stanley), 3.82%, due 5/4/06                                             VMIG1            2,000(u)
           4,500   Liberty Dev. Corp. Rev. (Floaters), Ser. 2006-1288, (LOC: Morgan
                   Stanley), 3.82%, due 5/4/06                                             VMIG1            4,500(u)
           1,800   Long Island Pwr. Au. Elec. Sys. Rev., Sub. Ser. 1998 7-A, (MBIA
                   Insured), 3.76%, due 5/3/06                                             VMIG1     A-1    1,800(u)(ccc)
           4,000   Metro. Trans. Au. Rev., Ser. 2002 D-1, (FSA Insured), 3.75%, due
                   5/4/06                                                                  VMIG1    A-1+    4,000(u)(z)
           1,500   Minisink Valley Central Sch. Dist. G.O. BANS, Ser. 2005, 4.38%, due
                   12/8/06                                                                                  1,508
           2,000   Nassau Co. IDA Civic Fac. Rev. (North Shore Hebrew Academy Proj.),
                   Ser. 2005, (LOC: Sovereign Bank), 3.80%, due 5/4/06                     VMIG1            2,000('b')(u)(S)
           2,000   Nassau Hlth. Care Corp. Rev., Sub. Ser. 2004 C-3, (FSA Insured),
                   3.77%, due 5/4/06                                                       VMIG1    A-1+    2,000(u)(bb)
           2,200   New Rochelle Muni. Hsg. Au. Multi-Family Hsg. Mtge. Rev. (Sound
                   Shore Med. Ctr. Apts.), Ser. 2005 A, (LOC: Fannie Mae), 3.79%, due
                   5/4/06                                                                           A-1+    2,200('b')(u)
           2,395   New York City G.O., Ser. 2005, (LOC: Merrill Lynch Capital Markets),
                   3.83%, due 5/4/06                                                                 A-1    2,395(u)
           2,000   New York City Hsg. Dev. Corp. Multi-Family Mtge. Rev., Ser. 2005 A,
                   (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.76%, due 5/3/06              A-1+    2,000('b')(u)
           2,200   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev., Ser.
                   2002 A, (LOC: Fannie Mae), 3.82%, due 5/3/06                                     A-1+    2,200('b')(u)
           2,000   New York City Hsg. Dev. Corp. Multi-Family Rental Hsg. Rev.
                   (Progress of Peoples Dev.), Ser. 2005 A, (LOC: Fannie Mae), 3.82%,
                   due 5/3/06                                                                       A-1+    2,000(u)
           2,000   New York City IDA Civic Fac. Rev. (Ethical Culture Sch. Proj.), Ser.
                   2005 A, (LOC: Dexia Credit Locale de France), 3.82%, due 5/4/06                  A-1+    2,000(u)
           1,595   New York City IDA Spec. Fac. Rev., Ser. 2005, (LOC: Citibank, N.A.),
                   3.89%, due 5/4/06                                                       VMIG1            1,595(u)
           2,640   New York City Transitional Fin. Au. Rev. (NYC Recovery), Sub. Ser.
                   2002 3-F, (LOC: Royal Bank of Canada), 3.80%, due 5/1/06                VMIG1    A-1+    2,640(u)
           1,000   New York City Trust for Cultural Res. Rev., Ser. 2000, (AMBAC
                   Insured), 3.80%, due 5/1/06                                                      A-1+    1,000(u)(YY)
           1,500   New York City Trust for Cultural Res. Rev. (Manhattan Sch. of
                   Music), Ser. 2000, (Radian Insured), 3.76%, due 5/4/06                           A-1+    1,500('b')(u)(zz)
           2,600   New York Metro. Trans. Au. Rev., Sub. Ser. 2005 E-1, (LOC: Fortis
                   Bank), 3.80%, due 5/4/06                                                VMIG1    A-1+    2,600(u)


See Notes to Schedule of Investments   22

SCHEDULE OF INVESTMENTS Lehman Brothers New York Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                                                             RATING @@          VALUE +
(000'S OMITTED)                                 SECURITY @                                MOODY'S   S&P     (000's OMITTED)
          $5,500   New York St. Dorm. Au. Non St. Supported Debt Rev. (North Shore-L.I.
                   Jewish), Ser. 2005 A, (LOC: Citibank, N.A.), 3.76%, due 5/3/06          VMIG1            $5,500('b')(u)
           3,700   New York St. Dorm. Au. Non St. Supported Debt Rev. (Columbia), Ser.
                   2003, 3.70%, due 5/4/06                                                 VMIG1    A-1+     3,700('b')(u)
           1,995   New York St. Dorm. Au. Rev., Ser. 2005, (FSA Insured), 3.84%, due
                   5/4/06                                                                                    1,995(u)(NN)
           1,000   New York St. Dorm. Au. Rev. (Mental Hlth. Svcs.), Sub. Ser. 2003
                   D-2G, (LOC: Bank of Nova Scotia), 3.75%, due 5/4/06                              A-1+     1,000(u)
           5,000   New York St. Dorm. Au. Rev. (Mental Hlth. Svcs.), Sub. Ser. 2003
                   D-2A, (MBIA Insured), 3.79%, due 5/4/06                                          A-1+     5,000(u)(NN)
           2,003   New York St. Dorm. Au. Rev. (Metro. Museum of Art), Ser. 1993 A,
                   3.75%, due 5/3/06                                                       VMIG1    A-1+     2,003('b')(u)
           1,100   New York St. Energy Research& Dev. Au. Elec. Fac. Rev. (Long Island
                   Lighting Co.), Ser. 1997 A, (LOC: Royal Bank of Scotland), 3.83%,
                   due 5/3/06                                                              VMIG1             1,100('b')(u)
           1,000   New York St. Energy Research& Dev. Au. Fac. Rev. (Con Edison Co. of
                   New York), Sub. Ser. 2005 A-2, (LOC: Wachovia Bank & Trust Co.),
                   3.79%, due 5/3/06                                                       VMIG1    A-1+     1,000('b')(u)
           1,000   New York St. HFA Rev. (Helena Hsg.), Ser. 2004 A, (LOC: Fleet Bank),
                   3.82%, due 5/3/06                                                       VMIG1             1,000('b')(u)
           2,500   New York St. HFA Rev., Ser. 1997 A, (LOC: Fannie Mae), 3.80%, due
                   5/3/06                                                                  VMIG1             2,500('b')(u)
           2,000   New York St. HFA Rev. (East 39 St. Hsg.), Ser. 2000 A, (LOC: Fannie
                   Mae), 3.83%, due 5/3/06                                                 VMIG1             2,000(u)
           2,400   New York St. HFA Hsg. Rev. (521 West 42nd St. Apts.), Ser. 2004 A,
                   (LOC: Key Bank), 3.78%, due 5/3/06                                      VMIG1             2,400('b')(u)
           1,200   New York St. HFA Rev. (Biltmore Tower Hsg.), Ser. 2002 A, (LOC:
                   Fannie Mae), 3.83%, due 5/3/06                                          VMIG1             1,200('b')(u)
           2,600   New York St. HFA Rev. (North End Avenue Hsg.), Ser. 2004 A,
                   (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.79%, due 5/3/06     VMIG1             2,600(u)
           1,900   New York St. HFA Rev. (Tribeca Green Hsg.), Ser. 2003 A,
                   (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.75%, due 5/3/06     VMIG1             1,900('b')(u)
           3,000   New York St. HFA Rev. (Historic Front St.), Ser. 2003 A, (LOC: Bank
                   of New York), 3.80%, due 5/3/06                                         VMIG1             3,000('b')(u)
           5,000   New York St. Local Govt. Assist. Corp. Muni. Sec. Trust Receipts
                   Rev., Ser. 2006, (AMBAC Insured), 3.83%, due 5/4/06                              A-1+     5,000(u)(YY)
           2,665   New York St. Mtge. Agcy. Rev., Ser. 2005, (LOC: J.P. Morgan Chase),
                   3.87%, due 5/4/06                                                       VMIG1             2,665(u)
           2,000   New York St. Thruway Au. Hwy. & Bridge Trust Fund Rev., Ser. 2005,
                   (AMBAC Insured), 3.82%, due 5/4/06                                                        2,000(u)
             800   New York City Transitional Fin. Au. Rev. (NYC Recovery), Sub. Ser.
                   2002 1-D, (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.80%,
                   due 5/1/06                                                              VMIG1    A-1+       800(u)
             300   New York G.O., Sub. Ser. 1993 A-4, (LOC: Bayerische Landesbank
                   Girozentrale), 3.77%, due 5/1/06                                        VMIG1    A-1+       300(u)
           2,000   Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.), Ser.
                   2005 A, (LOC: Citizens Bank), 3.82%, due 5/4/06                                  A-1+     2,000(u)
           1,200   Port Au. (NY & NJ) Spec. Oblig. Rev. (Versatile Structure Oblig.),
                   Ser. 1996, (LOC: Bayerische Landesbank Girozentrale), 3.76%, due
                   5/1/06                                                                  VMIG1    A-1+     1,200(u)
           2,000   Putnam Co. IDA Civic Fac. Rev. (UTD Celebral Palsy), Ser. 2005 A,
                   (LOC: Commerce Bank), 3.87%, due 5/4/06                                 VMIG1             2,000('b')(u)
           1,435   Suffolk Co. IDA Rev. (Target Rock Corp.), Ser. 1987, (LOC: Bank of
                   America), 3.85%, due 5/2/06                                              P-1     A-1+     1,435('b')(u)
           2,000   Tompkins Co. IDA Civic Fac. Rev. (Ithaca College), Ser. 2005 B,
                   (LOC: HSBC), 3.79%, due 5/4/06                                          VMIG1             2,000('b')(u)
           6,500   Triborough Bridge & Tunnel Au. Ref. Rev., Ser. 2002 F, (LOC: ABN
                   AMRO Bank NV), 3.79%, due 5/4/06                                        VMIG1    A-1+     6,500(u)
           2,000   Utica IDA Civic Fac. Rev. (Utica College Proj.), Ser. 2005 A,
                   (LOC: Citizens Bank), 3.79%, due 5/4/06                                 VMIG1             2,000('b')(u)
           4,800   Warren & Washington Cos. IDA Civic Fac. Rev. (Glen at Hiland
                   Meadows Proj.), Ser. 2000, (LOC: Sovereign Bank), 3.81%, due 5/3/06               A-1     4,800('b')(A)(u)
           2,000   Westchester Co. IDA Rev. (Levister Redev. Co. LLC), Ser. 2001 B,
                   (LOC: Bank of New York), 3.82%, due 5/4/06                              VMIG1             2,000('b')(u)
                                                                                                             132,177


See Notes to Schedule of Investments   23

SCHEDULE OF INVESTMENTS Lehman Brothers New York Municipal Money Fund cont'd

PRINCIPAL AMOUNT                                                                             RATING @@         VALUE +
(000'S OMITTED)                                 SECURITY @                                MOODY'S    S&P   (000's OMITTED)
          PUERTO RICO (7.1%)
          $1,600   Muni. Sec. Trust Cert. G.O., Ser. 2002, (MBIA Insured),
                   3.77%, due 5/3/06                                                                 A-1    $  1,600(u)(n)(++)
           1,995   Puerto Rico Commonwealth Hwy. & Trans. Au. Grant Anticipation Rev.,
                   Ser. 2004, (MBIA Insured), 3.82%, due 5/4/06                                     A-1+       1,995(u)(+++)
           2,000   Puerto Rico Commonwealth G.O., Ser. 2002, (FGIC Insured),
                   3.82%, due 5/4/06                                                       VMIG1               2,000(aa)(u)
           3,000   Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev., Ser. 2000,
                   (LOC: Morgan Stanley), 3.81%, due 5/4/06                                VMIG1               3,000('b')(u)
           1,500   Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2003-805, (FSA Insured),
                   3.81%, due 5/4/06                                                                 A-1       1,500(u)(E)
                                                                                                              10,095
                   TOTAL INVESTMENTS (99.6%) (COST $142,272)                                                 142,272
                   Cash, receivables and other assets, less liabilities (0.4%)                                   515
                   TOTAL NET ASSETS (100.0%)                                                                $142,787


See Notes to Schedule of Investments   24

Notes to Schedule of Investments (Unaudited)

+ Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

@ Municipal securities held by the funds are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 87% and 96% of the municipal securities held by Lehman Brothers Municipal Money Fund and Lehman Brothers New York Municipal Money Fund, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A, and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $13,055,000 or 1.8% of net assets for Lehman Brothers Municipal Money Fund, and $5,700,000 or 4.0% of net assets for Lehman Brothers New York Municipal Money Fund.

('b')       Security is guaranteed by the corporate or non-profit obligor.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2006.

(bb) Security is subject to a guarantee provided by Dexia Credit Local de France, backing 100% of the total principal.

(a) Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

(aa) Security is subject to a guarantee provided by Citibank, N.A., backing 100% of the total principal.

(E) Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

(EE) Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

(S) Security is subject to a guarantee provided by Comerica Bank, backing 100% of the total principal.

(SS) Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

(U) Security is subject to a guarantee provided by ABN AMRO Bank NV, backing 100% of the total principal.

(UU) Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

^^ Security is subject to a guarantee provided by Depfa Bank, backing 100% of the total principal.

(c) Security is subject to a guarantee provided by Kredietbank, backing 100% of the total principal.

(cc) Security is subject to a guarantee provided by Wachovia Bank & Trust Co., backing 100% of the total principal.

(N) Security is subject to a guarantee provided by LaSalle National Bank, backing 100% of the total principal.

(NN) Security is subject to a guarantee provided by J.P. Morgan Chase, backing 100% of the total principal.

(O) Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

(OO) Security is subject to a guarantee provided by Lloyd's Bank, backing 100% of the total principal.

(ae) Security is subject to a guarantee provided by Key Bank, backing 100% of the total principal.

(A) Security is subject to a guarantee provided by PNC Bank N.A., backing 100% of the total principal.

(AA) Security is subject to a guarantee provided by KBC Bank N.V., backing 100% of the total principal.

(XX) Security is subject to a guarantee provided by Fifth Third Bank, backing 100% of the total principal.

(B) Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

(BB) Security is subject to a guarantee provided by Bank of Nova Scotia, backing 100% of the total principal.

(Y) Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

(YY) Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

(ccc) Security is subject to a guarantee provided by Fortis Bank, backing 100% of the total principal.

(z) Security is subject to a guarantee provided by Westdeutsche Landesbank Girozentrale, backing 100% of the total principal.

(zz) Security is subject to a guarantee provided by First Union National Bank, backing 100% of the total principal.

++ Security is subject to a guarantee provided by Bear Stearns, backing 100% of the total principal.

+++ Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

Statements of Assets and Liabilities (Unaudited)

(000'S OMITTED EXCEPT PER SHARE AMOUNTS)

                                                                             LEHMAN BROTHERS     LEHMAN BROTHERS
                                                                                MUNICIPAL      NEW YORK MUNICIPAL
                                                                                MONEY FUND         MONEY FUND
ASSETS
Investments in securities, at value* (Note A)-see Schedule of Investments:       $731,806           $142,272
Cash                                                                                   --                 93
Interest receivable                                                                 5,127                667
Receivable for securities sold                                                        245                 20
Receivable for Fund shares sold                                                        10                 --
Prepaid expenses and other assets                                                      95                  3
                                                                             ------------------------------------
Total Assets                                                                      737,283            143,055
                                                                             ------------------------------------
LIABILITIES
Distributions payable                                                                 924                184
Due to custodian                                                                    1,171                 --
Payable for securities purchased                                                      715                 --
Payable for Fund shares redeemed                                                      169                 --
Payable to investment manager (Note B)                                                148                 26
Payable to administrator-net (Note B)                                                 165                  8
Accrued expenses and other payables                                                     1                 50
                                                                             ------------------------------------
Total Liabilities                                                                   3,293                268
                                                                             ------------------------------------
Net Assets at value                                                              $733,990           $142,787
                                                                             ------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital                                                                  $733,985           $142,787
Undistributed net investment income (loss)                                              1                 --
Accumulated net realized gains (losses) on investments                                  4                 --
                                                                             ------------------------------------
Net Assets at value                                                              $733,990           $142,787
                                                                             ------------------------------------

Shares Outstanding ($.001 par value; unlimited shares authorized)                 734,059            142,787
                                                                             ------------------------------------
Net Asset Value, offering and redemption price per share                         $   1.00           $   1.00
                                                                             ------------------------------------
*Cost of investments:                                                            $731,806           $142,272
                                                                             ------------------------------------

Statements of Operations (Unaudited)

(000'S OMITTED)

                                                                   LEHMAN BROTHERS     LEHMAN BROTHERS
                                                                      MUNICIPAL      NEW YORK MUNICIPAL
                                                                     MONEY FUND          MONEY FUND
                                                                  ----------------   ------------------
                                                                                         PERIOD FROM
                                                                                      DECEMBER 19, 2005
                                                                                      (COMMENCEMENT OF
                                                                  SIX MONTHS ENDED     OPERATIONS) TO
INVESTMENT INCOME                                                  APRIL 30, 2006      APRIL 30, 2006
                                                                     (UNAUDITED)         (UNAUDITED)
INCOME (NOTE A):
Interest income                                                        $10,465             $1,178
EXPENSES:
Investment management fee (Note B)                                         814                 92
Administration fee (Note B)                                                903                 99
Shareholder servicing agent fees                                            16                 14
Organization and initial offering expenses (Note A)                         --                 51
Audit fees                                                                  17                  8
Custodian fees (Note B)                                                     85                 28
Insurance expense                                                           14                  1
Legal fees                                                                  18                 11
Registration and filing fees                                                56                  6
Shareholder reports                                                         14                  7
Trustees' fees and expenses                                                 15                 11
Miscellaneous                                                               11                  6
                                                                       -------             ------
Total expenses                                                           1,963                334
Expenses reimbursed by administrator (Note B)                               --               (115)
Expenses reduced by custodian fee expense
   offset arrangement (Note B)                                              (9)                (3)
                                                                       -------             ------
Total net expenses                                                       1,954                216
                                                                       -------             ------
Net investment income (loss)                                             8,511                962
                                                                       -------             ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                    6                 --
                                                                       -------             ------
Net gain (loss) on investments                                               6                 --
                                                                       -------             ------
Net increase (decrease) in net assets resulting from operations        $ 8,517             $  962
                                                                       -------             ------


See Notes to Financial Statements      28

Statements of Changes in Net Assets (Unaudited)

(000'S OMITTED)

                                                                                               LEHMAN BROTHERS
                                                                                                   NEW YORK
                                                                                              MUNICIPAL MONEY
                                                       LEHMAN BROTHERS MUNICIPAL MONEY FUND          FUND
                                                       ------------------------------------   -----------------
                                                                                                 PERIOD FROM
                                                                                              DECEMBER 19, 2005
                                                                                               (COMMENCEMENT OF
                                                        SIX MONTHS ENDED      YEAR ENDED        OPERATIONS) TO
                                                         APRIL 30, 2006    OCTOBER 31, 2005     APRIL 30, 2006
                                                           (UNAUDITED)                           (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                              $     8,511        $     8,497          $     962
Net realized gain (loss) on investments                             6                  5                 --
Net increase (decrease) in net assets
resulting from operations                                       8,517              8,502                962

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                          (8,511)            (8,497)              (962)

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                   2,029,014          1,941,892            317,588
Proceeds from reinvestment of dividends
and distributions                                               2,657              1,006                329
Payments for shares redeemed                               (1,884,799)        (1,781,938)          (175,130)
Net increase (decrease) from Fund share transactions          146,872            160,960            142,787
NET INCREASE (DECREASE) IN NET ASSETS                         146,878            160,965            142,787

NET ASSETS:

Beginning of period                                           587,112            426,147                 --
End of period                                             $   733,990        $   587,112          $ 142,787
Undistributed net investment income (loss) at
end of period                                             $         1        $         1          $      --


See Notes to Financial Statements      29

Notes to Financial Statements (Unaudited)

Note A--Summary of Significant Accounting Policies:

1 GENERAL: Lehman Brothers Municipal Money Fund ("Municipal Money"), formerly Neuberger Berman Municipal Money Fund, and Lehman Brothers New York Municipal Money Fund ("New York Municipal Money") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds offer Investor Class shares. New York Municipal Money had no operations until December 19, 2005, other than matters related to its organization and registration of its shares as a series of the Trust under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of the Funds to maintain a continuous net asset value per share of $1.00; each of the Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of the Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of Municipal Money to continue, and the intention of New York Municipal Money, to each qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on October 31, 2005, there were no permanent differences resulting primarily from different book and tax accounting for Municipal Money.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

                                                    DISTRIBUTIONS PAID FROM:
                  -------------------------------------------------------------------------------------------
                  TAXABLE INCOME      TAX-EXEMPT INCOME      LONG-TERM CAPITAL GAIN            TOTAL
                    2005   2004        2005         2004            2005   2004           2005         2004
MUNICIPAL MONEY      $--    $--    $8,497,236   $2,217,371          $--    $--        $8,497,236   $2,217,371

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

                  UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED         LOSS
                     ORDINARY      TAX-EXEMPT       LONG-TERM      APPRECIATION    CARRYFORWARDS
                      INCOME         INCOME           GAIN        (DEPRECIATION)   AND DEFERRALS     TOTAL
MUNICIPAL MONEY        $--           $824,977          $--              $--           $(1,808)     $823,169

     The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments and capital loss carryforwards.

     To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2005, Municipal Money had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

EXPIRING IN:    2008    2011
               $1,754    $54

5 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

6 ORGANIZATION EXPENSES: Costs incurred by New York Municipal Money in connection with its organization, which amounted to $50,784, have been expensed as incurred.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Investor Class pays Management an administration fee at the annual rate of 0.27% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its subadministrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Effective December 19, 2005, Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                           CONTRACTUAL
                                                                          REIMBURSEMENT
                                                                       FROM MANAGEMENT FOR
                                           CONTRACTUAL                    THE PERIOD FROM
                                             EXPENSE                   DECEMBER 19, 2005 TO
CLASS                                     LIMITATION(1)   EXPIRATION      APRIL 30, 2006
MUNICIPAL MONEY INVESTOR CLASS                0.59%        10/31/09          $     --
NEW YORK MUNICIPAL MONEY INVESTOR CLASS       0.59%        10/31/09           114,603

(1) Expense limitation per annum of the respective class' average daily net assets.

     The Investor Classes of Municipal Money and New York Municipal Money have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their respective expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended April 30, 2006, there was no reimbursement to Management. At April 30, 2006, contingent liabilities to Management under the agreement were as follows:

EXPIRING IN:                                2009
MUNICIPAL MONEY INVESTOR CLASS            $     --
NEW YORK MUNICIPAL MONEY INVESTOR CLASS    114,603

     Management, Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange, and Lehman Brothers Asset Management LLC ("LBAM"), are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger, the sub-adviser to Municipal Money, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. LBAM, the sub-adviser to New York Municipal Money, is retained by Management to provide day-to-day investment management services. As investment manager, Management is responsible for overseeing the investment activities of LBAM. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the period ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $9,235 and $2,898 for Municipal Money and New York Municipal Money, respectively.

Note C--Securities Transactions:

     All security transactions for the Funds were short-term.

Note D--Fund Share Transactions:

     Share activity at $1.00 per share for the period ended April 30, 2006 and the year ended October 31, 2005 was as follows:

                                       FOR THE SIX MONTHS                                  FOR THE YEAR ENDED
                                     ENDED APRIL 30, 2006(1)                                OCTOBER 31, 2005
                     --------------------------------------------------   ------------------------------------------------
                                       SHARES                                            SHARES
                                     ISSUED ON                                          ISSUED ON
                                    REINVESTMENT                                       REINVESTMENT
                                    OF DIVIDENDS                                       OF DIVIDENDS
                       SHARES           AND          SHARES                 SHARES         AND          SHARES
(000'S OMITTED)         SOLD       DISTRIBUTIONS    REDEEMED     TOTAL       SOLD     DISTRIBUTIONS    REDEEMED     TOTAL
MUNICIPAL MONEY:
INVESTOR CLASS       2,029,014          2,657      (1,884,799)  146,872   1,941,892        1,006      (1,781,938)  160,960
NEW YORK MUNICIPAL
MONEY:
INVESTOR CLASS         317,588(2)         329        (175,130)  142,787          --           --              --        --

(1) Period from December 19, 2005 (Commencement of Operations) to April 30, 2006, for New York Municipal Money.

(2)  Includes initial investment of $10 on December 19, 2005.

Note E--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers Municipal Money Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

INVESTOR CLASS+

                                    SIX MONTHS ENDED
                                        APRIL 30,                 YEAR ENDED OCTOBER 31,
                                          2006           2005      2004     2003       2002     2001
                                      (UNAUDITED)
NET ASSET VALUE, BEGINNING
OF PERIOD                               $ .9998        $ .9998   $ .9998   $ .9998   $ .9998   $ .9997
                                    ------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
NET INVESTMENT INCOME (LOSS)              .0126          .0158     .0051     .0050     .0092     .0269
NET GAINS OR LOSSES ON SECURITIES         .0001             --        --       --         --     .0001##
                                    ------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                .0127          .0158     .0051     .0050     .0092     .0270
                                    ------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                    (.0126)        (.0158)   (.0051)   (.0050)   (.0092)   (.0269)
                                    ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $ .9999        $ .9998   $ .9998   $ .9998   $ .9998   $ .9998
                                    ------------------------------------------------------------------
TOTAL RETURN+++                           +1.26%**       +1.59%     +.51%     +.50%     +.93%    +2.72%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD
(IN MILLIONS)                           $ 734.0        $ 587.1   $ 426.1   $ 410.9   $ 533.3   $ 455.2
RATIO OF GROSS EXPENSES TO
AVERAGE NET ASSETS#                         .59%*          .60%      .61%      .61%      .62%      .61%
RATIO OF NET EXPENSES TO
AVERAGE NET ASSETS++                        .58%*          .60%      .61%      .61%      .62%      .60%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS                                 2.54%*         1.62%      .51%      .50%      .92%     2.60%


See Notes to Financial Highlights     34

Financial Highlights

Lehman Brothers New York Municipal Money Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

INVESTOR CLASS

                                                                 PERIOD FROM
                                                              DECEMBER 19, 2005^
                                                               TO APRIL 30, 2006
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                               $1.0000
                                                              ------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                         .0095
                                                              ------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                               (.0095)
                                                              ------------------
NET ASSET VALUE, END OF PERIOD                                     $1.0000
                                                              ------------------
TOTAL RETURN+++                                                       +.95%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                            $ 142.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                         .60%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                          .59%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS           2.63%*

See Notes to Financial Highlights     35

Notes to Financial Highlights (Unaudited)

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses through February 9, 2001 under the prior master-feeder fund structure.

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares.

++ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                             PERIOD FROM
                                          DECEMBER 19, 2005
                                          TO APRIL 30, 2006
NEW YORK MUNICIPAL MONEY INVESTOR CLASS                 .90%

*    Annualized.

**   Not annualized.

^    The date investment operations commenced.

Directory

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services 888.556.9030

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-888-556-9030 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on March 16, 2005, the Board, including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Lehman Brothers New York Municipal Money Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC and met with senior representatives of Management and Lehman Brothers Asset Management LLC regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Lehman Brothers Asset Management LLC.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Lehman Brothers Asset Management LLC; (2) the performance of a similar fund for which Management acts as adviser; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of a mutual fund managed by Management in a similar investment style as the Fund and the degree of risk likely to be undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Lehman Brothers Asset Management LLC that would be dedicated to performing services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Lehman Brothers Asset Management LLC's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of a mutual fund managed by Management in a similar investment style as the Fund, the Board considered the performance of Lehman Brothers Municipal Money Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Lehman Brothers Asset Management LLC or their affiliates. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Lehman Brothers Asset Management LLC could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

                   This page has been left blank intentionally

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: NEUBERGER BERMAN, LLC AND LEHMAN BROTHERS ASSET MANAGEMENT LLC

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services: 888.556.9030
Web site: www.lehmanam.com
Email: fundinquiries@nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

G0123 06/06

LEHMAN BROTHERS ASSET MANAGEMENT

                         National Municipal Money Fund

                         Tax-Free Money Fund

Semi-Annual Report
April 30, 2006

Contents

THE FUNDS
Chairmen's Letter                                                              2

PORTFOLIO COMMENTARY
National Municipal Money Fund                                                  3
Tax-Free Money Fund                                                            5
Fund Expense Information                                                       9

SCHEDULE OF INVESTMENTS
National Municipal Money Fund                                                 11
Tax-Free Money Fund                                                           16

FINANCIAL STATEMENTS                                                          25

FINANCIAL HIGHLIGHTS/PER SHARE DATA
National Municipal Money Fund                                                 31
Tax-Free Money Fund                                                           32

Directory                                                                     34
Proxy Voting Policies and Procedures                                          35
Quarterly Portfolio Schedule                                                  35
Board Consideration of the Management and Sub-Advisory Agreements             35

(c)2006 Lehman Brothers Asset Management LLC. All rights reserved.

Chairmen's Letter

Dear Shareholder,

We are pleased to present to you the semi-annual report for the National Municipal Money Fund and the Tax-Free Money Fund, for the period ended April 30, 2006. Both Funds are in the capable hands of Portfolio Co-Managers Janet Fiorenza, William Furrer and Kelly Landron and employ the same research-driven, value-oriented investment methodology.

During the short operating period for the two Funds, we saw two 25-basis-point interest rate hikes by the Federal Reserve, bringing the Federal Funds Rate to 4.75%. On May 10 (shortly after the end of the first half of the fiscal year), the Fed instituted another 25-basis-point (0.25%) rate hike, bringing the Fed Funds Rate to 5%, the highest it has been in five years. Over the last six months, rising short-term interest rates have pressured intermediate and longer maturity bond prices. However, higher short-term rates have been a blessing for money fund investors, who have seen yields increase significantly.

Our analysts and portfolio managers monitor the economic data that influence Federal Reserve policy. Short-term interest rate trends affect investment tactics in that we try to advantageously position portfolios on the yield curve. Importantly, however, we do not make investment decisions based on interest rate forecasts, which we believe carries some risk. Instead, we try to enhance yield by taking advantage of pricing inefficiencies in the large and fragmented municipal money market. The extensive network of regional brokers we have developed over the years is a useful source of opportunistically priced offerings. In addition to reviewing material from the national credit rating agencies, we do our own internal credit analysis on every issue we invest in. Our portfolio managers also try to take advantage of technical factors in the marketplace when prices are affected by seasonal shifts in supply and demand.

In closing, thank you for your confidence in our investment skills. We remain dedicated to research and committed to identifying value in the marketplace.

Sincerely,


/s/ Peter Sundman
-----------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN INCOME FUNDS


/s/ Brad Tank
-----------------------------------
BRAD TANK
CHAIRMAN OF THE BOARD
LEHMAN BROTHERS ASSET MANAGEMENT

National Municipal Money Fund Portfolio Commentary

The National Municipal Money Fund commenced operations on December 19, 2005. From inception through April 30, 2006, the Fund provided a 1.12% return. Calendar year through April 30, 2006, it has returned 0.99% compared to the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 0.92%. At the close of this reporting period, the Fund had a 7-day current yield* of 3.62%, a 7-day effective yield of 3.69%, a tax-equivalent 7-day current yield of 5.57%, and a tax-equivalent 7-day effective yield of 5.72%.

In the past few months, the Fund has been operating in what may be the latter stages of a long Federal Reserve tightening cycle, which has seen the Federal Funds Rate go from 1% in June 2004 to 4.75% at the end of the reporting period. With an additional 25-basis-point hike coming on May 10, the Fed Funds Rate now stands at 5%, a five-year high. With short-term interest rates moving higher, the portfolio has had a defensive posture characterized by a relatively short weighted average maturity (18.6 days at the end of this reporting period) and a relatively high allocation to very short-term, highly liquid variable rate demand notes (93% of assets).

There are valid reasons to believe that the Fed is near the end of this lengthy tightening cycle, including: softening in the housing market, rising longer-term market interest rates, and the potential slowing of the economy due to the impact of expensive gasoline and higher adjustable rate mortgage payments on consumer spending. However, the Fed's primary objective is not to restrain economic growth, but rather to contain inflation, which is still modestly above the level the Fed is comfortable with and could increase as higher producer costs are passed on to the consumer. We will be monitoring the same data that influences Fed policy and are prepared to quickly respond to any change that we see in short-term interest rate trends.

Weighted average maturity management (trying to position the portfolio at the right place on the yield curve) is just one way we attempt to add value to the investment process. A considerably more important element of our approach is shopping for the best values in the large, fragmented and inefficient municipal money market. We are aided in this endeavor by close working relationships with numerous regional brokerage firms who alert us to bargain priced issues when they are coming to market. Our in-house research capabilities (we do an internal credit rating on all the issues we look at) are intended to help us more effectively manage credit risk. Finally, we exploit seasonal shifts in supply and demand that have historically impacted money market securities prices.

Sincerely,


/s/ Janet A. Fiorenza  /s/ William J. Furrer  /s/ Kelly Landron
------------------------------------------------------------------------
JANET A. FIORENZA, WILLIAM J. FURRER AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

*Current yield more closely reflects current earnings than does total return. Tax-equivalent yield is based on the maximum federal income tax rate of 35%.

PERFORMANCE HIGHLIGHTS

National Municipal Money Fund

                                                       FOR THE 7 DAYS ENDED 4/30/06

                                                                                  TAX-EQUIVALENT
                       INCEPTION DATE   CURRENT YIELD(2)   EFFECTIVE YIELD(2)   EFFECTIVE YIELD(3)

RESERVE CLASS(1,4,5)     12/19/2005           3.62%               3.69%              5.72%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END VISIT WWW.LEHMANAM.COM. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR THE PERIOD ENDING 4/30/06, THE 7-DAY TAX-EQUIVALENT CURRENT YIELD OF THE NATIONAL MUNICIPAL MONEY FUND WAS 5.57% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

NATIONAL MUNICIPAL MONEY FUND


MATURITY DIVERSIFICATION (% BY MATURITY)

1 - 7 Days      92.3%
8 - 30 Days      0.0
31 - 90 Days     2.9
91 - 180 Days    0.0
181+ Days        4.8

Tax-Free Money Fund Portfolio Commentary

The Tax-Free Money Fund commenced operations on December 19, 2005. From inception through April 30, 2006, the Fund provided a 1.11% return. Calendar year through April 30, 2006, it has returned 0.98% compared to the iMoneyNet Money Fund Report Tax-Free National Institutional Average's 0.92%.

The municipal money market is quite large and fragmented. This creates pricing inefficiencies that diligent investors can exploit to enhance portfolio yield. There can be substantial variance in market pricing on very similar, and in some cases, the very same securities. Therefore, the most critical element of our approach is to find opportunistically priced issues in the marketplace. Our extensive network of regional brokers is a real asset in our efforts to find high quality securities at the best prices.

Our experienced research staff provides an internal credit rating on every issue we bring to them, helping us to diminish credit risk. Finally, we also attempt to take advantage of seasonal shifts in supply and demand that affect municipal securities pricing. The general rule of thumb is to buy when supply is highest, because issuers and brokers must price securities more attractively to move the inventory.

We closely monitor short-term interest rate trends and try to position the portfolio at the right point in the yield curve. However, we do not invest based on interest rate forecasts, which, in our view, is a risky strategy.

Until we see clear signals that the Fed is prepared to end the tightening cycle rather than just pause for a few months, the portfolio will remain defensively postured with a relatively short-weighted average maturity and a relatively large allocation to very short-term, highly liquid variable rate demand notes. As of the end of this reporting period, the portfolio had a weighted average maturity of 22.6 days and 93.7% of assets were in variable rate demand notes.

Municipal money market yields have risen along with short-term interest rates. At the close of this reporting period, the Fund had a 7-day current yield* of 3.58%, a 7-day effective yield of 3.64%, a tax-equivalent 7-day current yield of 5.51%, and a tax-equivalent 7-day effective yield of 5.66%.

Sincerely,


/s/ Janet A. Fiorenza   /s/ William J. Furrer   /s/ Kelly Landron
---------------------   ---------------------   -----------------
JANET A. FIORENZA,      WILLIAM J. FURRER       AND KELLY LANDRON
PORTFOLIO CO-MANAGERS

* Current yield more closely reflects current earnings than does total return. Tax-equivalent yield is based on the maximum federal income tax rate of 35%.

PERFORMANCE HIGHLIGHTS

Tax-Free Money Fund

                                                     FOR THE 7 DAYS ENDED 4/30/06
                                                                                TAX-EQUIVALENT
                     INCEPTION DATE   CURRENT YIELD(2)   EFFECTIVE YIELD(2)   EFFECTIVE YIELD(3)

RESERVE CLASS(1,5)     12/19/2005           3.58%               3.64%                5.66%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN ON AN INVESTMENT IN A MONEY MARKET FUND WILL FLUCTUATE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT WWW.LEHMANAM.COM. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE FUND ARE SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR THE PERIOD ENDING 4/30/06, THE 7-DAY TAX-EQUIVALENT CURRENT YIELD OF THE TAX-FREE MONEY FUND WAS 5.51% FOR AN INVESTOR IN THE HIGHEST FEDERAL INCOME TAX BRACKET (35%).

TAX FREE MUNICIPAL MONEY FUND

MATURITY DIVERSIFICATION (% BY MATURITY)

1 - 7 Days      93.4%
8 - 30 Days      0.0
31 - 90 Days     0.4
91 - 180 Days    0.5
181+ Days        5.7

Endnotes

1. Neuberger Berman Management Inc. ("Management") has voluntarily agreed to reimburse each Fund so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.17% of average daily net assets. Absent such reimbursements, each Fund's yield would have been less. Effective June 1, 2006, Management changed the voluntary reimbursement for Tax-Free Money Fund so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.20% of average daily net assets. NBMI expects that, in the future, it may voluntarily reimburse or waive certain expenses of each Fund so that the total operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses are limited to 0.23% of average daily net assets.

2. "Current yield" of a money market fund refers to the income generated by an investment in the Fund over a recent 7-day period. This income is then "annualized." The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. Yields of a money market fund will fluctuate and past performance is not a guarantee of future results.

3. Tax-equivalent yield is the taxable yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35% in 2006, assuming that all of the Fund's income is exempt from federal income taxes.

4. A portion of the income of National Municipal Money Fund may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

5. Unaudited performance data current to the most recent month-end are available at www.lehmanam.com.

Glossary of Indices

THE IMONEYNET MONEY FUND         Measures all national tax-free and municipal
REPORT TAX-FREE NATIONAL         institutional funds. Portfolio holdings of
INSTITUTIONAL AVERAGE:           tax-free funds include Rated and Unrated Demand
                                 Notes, Rated and Unrated General Market Notes,
                                 Commercial Paper, Put Bonds--6 months or less,
                                 Put Bonds--over 6 months, AMT Paper, and Other
                                 Tax-Free holdings.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index or average are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

ACTUAL EXPENSES AND              The first section of the table provides
PERFORMANCE:                     information about actual account values and
                                 actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR         The second section of the table provides
COMPARISON PURPOSES:             information about hypothetical account values
                                 and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 4/30/06 (Unaudited)

NATIONAL MUNICIPAL MONEY FUND

                BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                VALUE              VALUE            THE PERIOD*
-------------------------------------------------------------------------
Reserve Class         $1,000           $1,011.20             $0.63

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
Reserve Class         $1,000           $1,017.60             $0.63

TAX-FREE MONEY FUND

                BEGINNING ACCOUNT   ENDING ACCOUNT   EXPENSES PAID DURING
ACTUAL                VALUE              VALUE            THE PERIOD*
-------------------------------------------------------------------------
Reserve Class         $1,000           $1,011.10             $0.62

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
Reserve Class         $1,000           $1,017.60             $0.62

* Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period shown of December 19, 2005 to April 30, 2006).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments National Municipal Money Fund
(Unaudited)

PRINCIPAL AMOUNT                               SECURITY @                                      RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000's OMITTED)

ALASKA (0.6%)
          $1,500   Valdez Marine Term. Ref. Rev. (BP Pipelines, Inc. Proj.), Ser. 2003 C,
                   3.81%, due 5/1/06                                                          VMIG1    A-1+    $ 1,500('b')(u)
COLORADO (1.6%)
           4,000   Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002 C, (LOC: Societe
                   Generale), 3.85%, due 5/3/06                                               VMIG1    A-1+      4,000(u)
DISTRICT OF COLUMBIA (1.1%)
           2,670   Metropolitan Washington Arpt. Au. Sys. Rev., Ser. 2006 D, (FSA
                   Insured), 3.87%, due 5/4/06                                                                   2,670(u)(0)
FLORIDA (3.3%)
           6,200   Florida Keys Aqueduct Au. Wtr. Rev., Ser. 2006, (LOC: Depfa Bank),
                   3.80%, due 5/3/06                                                          VMIG1    A-1+      6,200(u)
           1,995   Miami-Dade Co. Aviation Rev. (Floaters), Ser. 2006 1326, (CIFG
                   Insured), 3.87%, due 5/4/06                                                VMIG1              1,995(u)(E)
                                                                                                                 8,195
GEORGIA (10.8%)
             700   Appling Co. Dev. Au. Poll. Ctrl. Rev., (Pwr. Plant Hatch), Ser. 2001,
                   3.86%, due 5/1/06                                                          VMIG1                700('b')(u)
           3,985   Atlanta Arpt. Rev. (Merlots), Ser. 2004 C, (FSA Insured),
                   3.87%, due 5/3/06                                                          VMIG1              3,985(u)(yy)
           2,000   Cartersville Dev. Au. Ind. Dev. Rev. (Bliss & Laughlin), Ser. 1988,
                   (LOC: Bank of America), 3.95%, due 5/4/06                                                     2,000('b')(u)
             250   Fulton Co. Residntial Care Fac. Ref. Rev. (Lenbrook Square Foundation),
                   Ser. 1996, (LOC: Bank of Scotland), 3.87%, due 5/1/06                               A-1+        250('b')(u)
           2,100   Gainesville & Hall Co. Dev. Au. Rev. Sr. Living Fac. (Lanier Village),
                   Ser. 2003 B, (LOC: Radian Bank), 3.83%, due 5/1/06                                  A-1       2,100('b')(u)
           7,695   Georgia Muni. Elec. Au. Pwr. Rev. (Floats), Ser. 2004-2154, (FSA
                   Insured), 3.71%, due 5/4/06                                                                   7,695(u)(r)
           4,500   Kennesaw Dev. Au. Multi-Family Hsg. Rev. (Walton Ridenour Apts.),
                   Ser. 2004, (LOC: SunTrust Bank), 3.85%, due 5/3/06                         VMIG1              4,500('b')(u)
           1,000   Roswell Hsg. Au. Multi-Family Ref. Rev. (Azalea Park Apts.),
                   Ser. 1996, (LOC: Fannie Mae), 3.83%, due 5/3/06                                     A-1+      1,000('b')(u)
           4,400   Savannah Econ. Dev. Au. Exempt Fac. Rev. (Home Depot Proj.),
                   Ser 1995 A, 3.85%, due 5/3/06                                              P-1      A-1+      4,400('b')(u)
                                                                                                                26,630
ILLINOIS (7.6%)
           6,850   Chicago Enterprise Zone Rev. (J & A LLC Proj.), Ser. 2002,
                   (LOC: Charter One Bank), 3.92%, due 5/4/06                                                    6,850(u)
           4,000   Du Page & Cook Co.(Tax Antic. Nts. Ed. Purp.), Ser. 2006, 3.75%,
                   due 6/23/06                                                                VMIG1    A-1+      4,000
           6,400   Illinois Fin. Au. Rev. (Richard H. Driehaus Museum), Ser. 2005,
                   (LOC: Northern Trust Co.), 3.82%, due 5/3/06                               VMIG1              6,400('b')(u)
           1,430   Illinois Std. Assist. Comm. Std. Loan Rev., Ser. 1997 A, (LOC: Bank
                   One), 3.90%, due 5/3/06                                                    VMIG1              1,430(u)
                                                                                                                18,680


See Notes to Schedule of Investments   11

PRINCIPAL AMOUNT                                                                               RATING @@          VALUE +
(000'S OMITTED)                                     SECURITY @                              MOODY'S    S&P    (000's OMITTED)
INDIANA (7.6%)
          $3,040   Crawfordsville Econ. Dev. Ref. Rev., Ser. 1993, (LOC: Freddie Mac),
                   3.91%, due 5/4/06                                                         VMIG1             $ 3,040(u)
           5,500   Indiana St. Dev. Fin. Au. Env. Rev. (Republic Svcs. Inc. Proj.),
                   Ser. 2001,
                   (LOC: SunTrust Bank), 3.84%, due 5/1/06                                   VMIG1               5,500('b')(u)
           2,400   Indiana St. Dev. Fin. Au. IDR (TTP, Inc.
                   Proj.), Ser. 2001,
                   (LOC: LaSalle National Bank), 3.88%, due 5/4/06                                     A-1       2,400('b')(u)
           1,840   Kokomo Econ. Dev. Rev. (Villiage Comm. Partners IV Proj.), Ser. 1995,
                   (LOC: Freddie Mac), 3.91%, due 5/4/06                                     VMIG1               1,840('b')(u)
           1,127   La Porte Co. Econ. Dev. Rev. (Pedcor Investments-Woodland), Ser. 1994,
                   (LOC: Freddie Mac), 3.92%, due 5/4/06                                     VMIG1               1,127(u)
           1,250   Noblesville BANS, Ser. 2006, 3.75%, due 1/1/07                                                1,250
           1,500   Noblesville Econ. Dev. Rev. (Greystone Apts. Proj.), Ser. 2006 B,
                   (LOC: Freddie Mac), 3.90%, due 5/4/06                                               A-1+      1,500('b')(u)
           2,000   Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006,
                   3.75%, due 12/29/06                                                                           2,005
                                                                                                                18,662
IOWA (0.7%)
           1,500   Iowa Fin. Au. Single-Family Rev., Ser. 2005 E, (LOC: GNMA/FNMA),
                   3.85%, due 5/4/06                                                         VMIG1     A-1+      1,500(u)
             200   Iowa Higher Ed. Loan Au. Private College Fac. Rev. (Wartburg Proj.),
                   Ser. 2000, (LOC: Northern Trust Co.),
                   3.87%, due 5/1/06                                                         VMIG1                 200('b')(u)
                                                                                                                 1,700
KANSAS (2.4%)
           4,660   Kansas St. Dev. Fin. Au. Lease Rev. (Kansas Dept. Admin.),
                   Ser. 2002 J-1,
                   3.82%, due 5/1/06                                                                   A-1+      4,660('b')(u)
           1,400   Wyandotte Co. & Kansas City Univ. G.O.,                                    MIG1               1,400
                   Ser. 2006 I, 3.73%, due 4/1/07
                                                                                                                 6,060
MAINE (1.6%)
           4,000   Maine St. Hsg. Au. Mtge. Pur. Rev., Ser.                                  VMIG1    A-1+       4,000(u)
                   2004 B-3, 3.84%, due 5/4/06
MASSACHUSETTS (2.6%)
           2,000   Chatham BANS, Ser. 2006, 4.00%, due 2/1/07                                                    2,009
           4,300   Massachusetts St. G.O. (Central Artery), Ser. 2000 A,
                   (LOC: Landesbank Baden-Wurttmberg), 3.80%, due 5/1/06                     VMIG1     A-1+      4,300(u)
                                                                                                                 6,309
MICHIGAN (4.1%)
             800   Eastern Univ. Ref. Rev. (Gen. Rev.), Ser. 2006 A,
                   (LOC: Dexia Credit Locale de France),                                     VMIG1                 800(u)
                   3.82%, due 5/1/06
           5,000   Jackson Co. Econ. Dev. Corp. Ltd. Oblig. Ref. Rev.
                   (Vista Grande Villa),
                   Ser. 2001, (LOC: LaSalle National Bank),                                            A-1       5,000('b')(u)
                   3.78%, due 5/1/06
           3,000   Michigan Higher Ed. Std. Loan Au. Ref. Rev., Ser 1988 XII-B,
                   (AMBAC Insured), 3.84%, due 5/3/06                                        VMIG1     A-1       3,000(u),(Y)
             365   Michigan Muni. Bond Au. Rev., Ser. 2005,
                   (LOC: Merrill Lynch
                   Capital Markets), 3.83%, due 5/4/06                                                             365(u)
           1,000   Michigan St. Hsg. Dev. Au. Ltd. Oblig.
                   Rev..(Jas Non-Profit Hsg. Corp. IV),
                   Ser. 2000, (LOC: Bank One), 3.87%, due                                              A-1+      1,000('b')(u)
                   5/4/06
                                                                                                                10,165


See Notes to Schedule of Investments   12

PRINCIPAL AMOUNT                        SECURITY @                                             RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000's OMITTED)
MINNESOTA (1.9%)
          $  100   Mankato Rev. (Bethany Lutheran College), Ser. 2000 B,
                   (LOC: Wells Fargo & Co.), 3.87%, due 5/1/06                                         A-1+      $ 100('b')(u)
           4,500   Minnesota St. Hsg. Fin. Agcy. Residential Hsg. Rev., Ser. 2005 C,
                   (LOC: Lloyds Bank), 3.85%, due 5/4/06                                     VMIG1     A-1+      4,500(u)
                                                                                                                 4,600
MISSISSIPPI (2.3%)
           5,600   Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev.
                   (Mississippi Pwr. Co. Proj.),
                   Ser. 1995, 3.83%, due 5/1/06                                              VMIG1     A-1       5,600('b')(u)
MISSOURI (6.9%)
             400   Berkeley Ind. Dev. Au. Ind. Dev. Ref. Rev. (Wetterau Proj.),
                   Ser. 1987,
                   (LOC: PNC Bank), 3.83%, due 5/4/06                                                   A1         400('b')(u)
           1,000   Clayton Ind. Dev. Au. Ind. Ref. Rev. (Bailey Court Proj.), Ser. 1989,
                   (LOC: Commerce Bank N.A.), 3.95%, due                                               A-1       1,000(u)
                   5/4/06
          10,000   Kansas City Ind. Dev. Au. Rev. (Downtown Arena Proj.), Ser. 2005 C,
                   (AMBAC Insured), 3.82%, due 5/3/06                                        VMIG1     A-1+     10,000(u)(a)
           1,000   Missouri St. Dev. Fin. Board Ind. Dev. Rev. (Duke Mfg. Co.),
                   Ser 2004 A,
                   (LOC: Bank of America), 3.87%, due 5/4/06                                           A-1+      1,000('b')(u)
           4,700   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev.
                   (Lutheran Sr. Svcs.),
                   Ser. 2000, (LOC: U.S. Bank), 3.80%, due                                   VMIG1               4,700('b')(u)
                   5/3/06
                                                                                                                17,100
MONTANA (0.8%)
           2,000   Montana St. Board Investment (Muni. Fin. Cons. Act-Intercap),
                   Putable 3/1/07, Ser. 1994, 3.65%, due                                     VMIG1               2,000
                   3/1/09
NEBRASKA (1.9%)
           4,695   Nebhelp, Inc. Rev. (Std. Loan Prog.), Ser. 1986 B,
                   (MBIA Insured), 3.95%, due 5/3/06                                         VMIG1     A-1+      4,695(u)(EE)(n)
NEVADA (2.5%)
           2,500   ABN Amro Munitops Cert. Trust, Ser. 2004-43, (FGIC Insured),
                   3.85%, due 5/4/06                                                                             2,500(u)(U)
           3,650   Nevada Hsg. Div. Multi-Unit Rev. (Southwest Villiage), Ser. 2005,
                   (LOC: Fannie Mae), 3.84%, due 5/4/06                                                A-1+      3,650('b')(u)
                                                                                                                 6,150
NEW HAMPSHIRE (1.7%)
           1,250   Manchester Multi-Family Hsg. Au. Rev. (Wall Str. Tower), Ser. 1990 B,
                   (LOC: PNC Bank), 3.86%, due 5/4/06                                                  A-1       1,250(u)
           2,845   New Hampshire St. Bus. Fin. Au. Rev.
                   (Valley Reg. Hosp.), Ser. 2003,
                   (LOC: Sovereign Bank), 3.83%, due 5/4/06                                            A-1+      2,845('b')(u)
                                                                                                                 4,095
NEW YORK (1.6%)
           3,100   New York St. Local Govt. Assist. Corp. Muni. Sec. Trust Receipts Rev.,
                   Ser. 1997 SGA 59, (LOC: Societe                                                     A-1+      3,100(u)
                   Generale), 3.80%, due 5/1/06
             950   New York St. Mtge. Agcy. Rev., Ser. 2005-1211,
                   (LOC: J.P. Morgan Chase),
                   3.87%, due 5/4/06                                                         VMIG1                 950(u)
                                                                                                                 4,050


See Notes to Schedule of Investments   13

PRINCIPAL AMOUNT                          SECURITY @                                           RATING @@            VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)

NORTH DAKOTA (1.6%)
         $ 3,955   North Dakota St. Hsg. Fin. Agcy. Home Mtge. Fin. Rev. (Hsg. Fin.
                   Prog.), Ser. 2003 A, (LOC: KBC Bank), 3.84%, due 5/3/06                   VMIG1             $ 3,955(u)

OHIO (4.1%)
           2,000   Defiance City Sch. Dist. Sch. Imp., BANS, Ser. 2005, 4.25%, due
                   6/22/06                                                                                       2,002
           1,000   Groveport BANS, Ser. 2006, 4.25%, due 1/17/07                                                 1,005
           5,565   Hamilton Co. Hlth. Care Fa. Rev. (Impt. Episcopal), Ser. 2005 A, (LOC:
                   KeyBank N.A.), 3.80%, due 5/4/06                                          VMIG1     A-1       5,565('b')(u)
           1,500   Richland Co. BANS (Correctional Facs.), Ser. 2006, 4.25%, due 2/27/07                         1,510
                                                                                                                10,082

OKLAHOMA (0.8%)
           2,000   Oklahoma St. Std. Loan Au. Rev. (Std. Loan Bonds & Notes), Ser. 2006
                   A-1, (MBIA Insured), 3.85%, due 5/3/06                                    VMIG1     A-1+      2,000(u)^^

OREGON (2.6%)
           3,000   Oregon St. Homeowner Rev. (Mt. -228), Ser. 2006, (LOC: Merrill Lynch
                   Capital Markets), 3.89%, due 5/4/06                                       VMIG1               3,000(u)
           3,400   Oregon St. Hsg. & Comm. Svcs. Dept. Mtge. Rev. (Single-Family Mtge.
                   Prog.), Ser. 2003 L, (LOC: State Street Bank), 3.86%, due 5/3/06          VMIG1               3,400(u)
                                                                                                                 6,400
PENNSYLVANIA (5.2%)
           3,900   Allegheny Co. Residential Fin. Au. Mtge. Rev. (Single-Family), Ser.
                   2004 PP, (LOC: GNMA), 3.90%, due 5/4/06                                   VMIG1               3,900(u)
           4,890   Lackawanna Co. Ind. Dev. Au. Rev. (Material Technology Proj.), Ser.
                   2006, (LOC: Wachovia Bank), 3.95%, due 5/4/06                                                 4,890('b')(u)
           4,000   Pennsylvania Econ. Dev. Fin. Au. Exempt Fac. Rev. (Shippingport
                   Proj.), Ser. 2005 A, (LOC: PNC Bank), 3.94%, due 5/3/06                   VMIG1     A-1       4,000('b')(u)
                                                                                                                12,790

SOUTH CAROLINA (5.9%)
           4,495   Greenville Co. Sch. Dist. Installment Pur. Ref. (Floaters), Ser. 2006
                   1291, (LOC: Morgan Stanley), 3.84%, due 5/4/06                                      A-1       4,495(u)
          10,000   Mount Pleasant Wtr. & Swr. Sys. Rev., Ser 2005 B, (LOC: Bank of
                   America), 3.80%, due 5/3/06                                                         A-1+     10,000(u)
                                                                                                                14,495

TENNESSEE (1.8%)
           2,490   Clarksville Pub. Bldg. Au. Rev. (Pooled Fin. Murfreesboro), Ser. 1996,
                   (LOC: SunTrust Bank), 3.80%, due 5/4/06                                   VMIG1               2,490(u)
           2,000   Metropolitan Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board
                   Rev. (Ascension Hlth. Credit), Ser. 2001 B-2, 3.40%, due 1/3/07           VMIG1     A-1+      2,000('b')(u)
                                                                                                                 4,490


See Notes to Schedule of Investments   14

PRINCIPAL AMOUNT                          SECURITY @                                           RATING @@            VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)

TEXAS (2.2%)
          $  900   Arlington Spec. Oblig. Tax. Rev. (Dallas Cowboys), Ser. 2005 B,
                   (MBIA Insured), 3.83%, due 5/4/06                                         VMIG1     A-1+    $    900^^
           4,455   Dallas Fort Worth Int'l. Arpt. Rev. (Putters), Ser. 2006 1291
                   (LOC: J.P. Morgan Chase), 3.87%, due 5/4/06                                         A-1+       4,455(u)
                                                                                                                  5,355

UTAH (4.5%)
           3,000   Lehi Elec. Util. Rev., Ser. 2005, (FSA Insured), 3.87%, due 5/3/06                             3,000(u)(a)
           8,100   West Valley City Ind. Dev. Rev. (Johnson Matthey, Inc. Proj.), Ser.
                   1987, (LOC: HSBC Bank N.A.), 3.83%, due 5/1/06                                                 8,100('b')(u)
                                                                                                                 11,100

WASHINGTON (5.5%)
           1,970   Washington St. Econ. Dev. Fin. Au. Rev. (Pioneer Human Svcs. Proj.),
                   Ser 1998 H, (LOC: U.S. Bank), 3.78%, due 5/1/06                           VMIG1                1,970('b')(u)
           4,630   Washington St. Hsg. Fin. Comm. Multi-Family Hsg. Rev. (New Haven Apt.
                   Proj.), Ser. 2005 A, (LOC: U.S Bank), 3.92%, due 5/4/06                   VMIG1                4,630('b')(u)
           4,500   Washington St. Hsg. Fin. Comm. Non-Profit Rev. (Bush Sch. Proj.), Ser.
                   2006, (LOC: Bank of America), 3.92%, due 5/4/06                           VMIG1                4,500('b')(u)
           2,400   Washington St. Hsg. Fin. Comm. Non-Profit Rev. (JATC Ed. Dev. Trust
                   Proj.), Ser. 2000, (LOC: U.S. Bank), 3.90%, due 5/1/06                              A-1+       2,400('b')(u)
                                                                                                                 13,500

WISCONSIN (2.9%)
             895   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2004 A,
                   (LOC: Westdeutsche Landesbank AG), 3.86%, due 5/3/06                      VMIG1     A-1+         895(u)
           3,500   Wisconsin Hsg. & Econ. Dev. Au. Home Ownership Rev., Ser. 2006 A,
                   (LOC: Depfa Bank), 3.84%, due 5/4/06                                      VMIG1     A1+        3,500(u)
           2,800   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Aurora Hlth. Care), Ser. 2006
                   C, (LOC: Marshall & Ilsley), 3.82%, due 5/1/06                                      A-1        2,800(u)
                                                                                                                  7,195
                   TOTAL INVESTMENTS (100.7%)                                                                   248,223
                   Liabilities, less cash, receivables and other assets [(0.7%)]                                 (1,623)
                   TOTAL NET ASSETS (100.0%)                                                                   $246,600


See Notes to Schedule of Investments   15

Schedule of Investments Tax-free Money Fund (Unaudited)

PRINCIPAL AMOUNT                          SECURITY @                                           RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)

ALABAMA (0.9%)
          $3,350   Lauderdale Co. Pub. Park Rec. Board Rev. (Metro YMCA), Ser. 2000,
                   (LOC: SunTrust Bank), 3.80%, due 5/3/06                                   VMIG1             $ 3,350(u)
           1,410   Lee Co. Ind. Dev. Au. Rev. (Lifesouth Comm. Blood Ctr.), Ser. 2001,
                   (LOC: SunTrust Bank), 3.80%, due 5/3/06                                   VMIG1               1,410(u)
           1,000   Mobile Spring Hill College Ed. Bldg. Au. Rev. (Spring Hill College
                   Proj.), Ser. 2004 B, (LOC: Regions Bank), 3.82%, due 5/3/06               VMIG1               1,000(u)
                                                                                                                 5,760

ALASKA (1.2%)
           1,600   Valdez Marine Term. Rev. (BP Pipelines, Inc. Proj.), Ser. 2003 A,
                   3.81%, due 5/1/06                                                         VMIG1     A-1+      1,600('b')(u)
           5,700   Valdez Marine Term. Rev. (BP Pipelines, Inc. Proj.), Ser. 2003 C,
                   3.81%, due 5/1/06                                                         VMIG1     A-1+      5,700('b')(u)
                                                                                                                 7,300

ARKANSAS (1.3%)
           8,000   ABN Amro Munitops CTFS 2006-12 Arkansas Trust, (FGIC Insured),
                   3.85%, due 5/4/06                                                         VMIG1               8,000(n)(u)(U)

CALIFORNIA (0.9%)
           5,450   Los Angeles Comm. Redev. Agcy. Multi-Family Hsg. Rev., Ser. 2005,
                   (LOC: Merrill Lynch Capital Markets), 3.84%, due 5/4/06                             A-1       5,450(u)

COLORADO (2.2%)
           1,400   Colorado Ed. & Cultural Fac. Au. Rev. (National Jewish Fed. Bldg.),
                   Ser. 2005 PG B-3, (LOC: National City Bank), 3.81%, due 5/1/06            VMIG1               1,400(u)
           5,000   Colorado Springs Utils. Rev., Ser. 2005 (LOC: Citibank, N.A.),
                   3.84%, due 5/4/06                                                         VMIG1               5,000(u)
           5,000   Commerce City Northern Infrastructure Gen. Imp. Dist., Ser. 2006,
                   (LOC: U.S. Bank), 3.83%, due 5/4/06                                                 A-1+      5,000(u)
           2,000   Denver City & Co. Arpt. Rev. Muni. Sec. Trust Receipts Rev., Ser.
                   1996, (MBIA Insured), 3.85%, due 5/3/06                                             A-1+      2,000(uo)
                                                                                                                13,400

CONNECTICUT (1.1%)
           7,050   Connecticut Dev. Au. Arpt. Hotel Rev. (Bradley Arpt. Hotel Proj.),
                   Ser. 2006, (LOC: TD BankNorth N.A.), 3.83%, due 5/4/06                    VMIG1               7,050(u)

DELAWARE (0.7%)
           4,060   Univ. of Delaware Rev., Ser. 2001 B, (LOC: Landesbank
                   Hessen-Thueringen Girozentrale), 3.78%, due 5/1/06                                  A-1+       4,060(u)

DISTRICT OF COLUMBIA (1.3%)

           5,225   District of Columbia G.O., Ser. 2004, (FSA Insured), 3.84%, due 5/4/06    VMIG1                5,225(u)(oo)
           2,600   District of Colombia Rev. (Institute for Int'l Economics), Ser. 2000,
                   (LOC: SunTrust Bank), 3.80%, due 5/3/06                                   VMIG1                2,600(u)
                                                                                                                  7,825


See Notes to Schedule of Investments   16

PRINCIPAL AMOUNT                              SECURITY @                                       RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)

FLORIDA (3.4%)
         $ 1,000   Alachua Co. Ind. Dev. Rev. (Oak Hill Sch. Inc. Proj.), Ser. 1999,
                   (LOC: SunTrust Bank), 3.85%, due 5/3/06                                                    $  1,000(u)
          10,000   Florida Keys Aqueduct Au. Wtr. Rev., Ser. 2006, (CIFG Insured), 3.80%,
                   due 5/3/06                                                                VMIG1     A-1+     10,000(u)^^
           2,590   Florida St. Board of Ed., Ser. 2003, (MBIA Insured), 3.85%, due 5/3/06              A-1+      2,590(u)(o)
           1,755   Jacksonville Hlth. Fac. Au. Hosp. Rev. (Southern Baptist Hospital),
                   Ser. 2003 A, (LOC: Bank of America), 3.79%, due 5/1/06                              A-1+      1,755(u)
           5,700   Muni. Sec. Trust Certs. (Class A), Ser. 2001-131, (LOC: Bear Stearns),
                   3.82%, due 5/1/06                                                                   A-1       5,700(n)(u)
                                                                                                                21,045

GEORGIA (3.8%)
           1,400   De Kalb Co. Hsg. Au. Multi-Family Hsg. Rev. (Wood Hills Apt. Proj.),
                   Ser. 1988, (LOC: Fleet Bank), 3.86%, due 5/3/06                                     A-1+      1,400(u)
             500   Fulco Hosp. Au. Rev. Anticipation Cert. Rev. (Shepard Ctr. Inc.
                   Proj.), Ser. 1997, (LOC: Wachovia Bank), 3.80%, due 5/3/06                VMIG1     A-1+        500(u)
           2,165   Fulton Co. Dev. Au. Rev. (Arthritis Foundation, Inc. Proj.), Ser.
                   1996, (LOC: SunTrust Bank), 3.80%, due 5/3/06                                       Aa2       2,165(u)
           5,950   Fulton Co. Hsg. Au. Multi-Family Hsg. Rev. (Champions Green Apts.
                   Proj.), Ser. 1994 B, 3.83%, due 5/3/06                                    VMIG1               5,950('b')(u)
           4,500   Gainesville & Hall Co. Dev. Au. Sr. Living Fac. Rev. (Lanier Village
                   Estates), Ser. 1999, (LOC: Bank of America) 3.83%, due 5/1/06                                 4,500(u)
           3,600   Gwinnett Co. Dev. Au. Rev. (Greater Atlanta Christian), Ser. 1998,
                   (LOC: SunTrust Bank), 3.80%, due 5/3/06                                             Aa2       3,600(u)
           3,100   Roswell Hsg. Au. Multi-Family Rev. (Azalea Park Apts.), Ser. 1996,
                   (LOC: Fannie Mae), 3.83%, due 5/3/06                                                A-1+      3,100(u)
           2,300   Smyrna Hsg. Au. Multi-Family Hsg. Rev. (F&M Villages Proj.), Ser.
                   1997, (LOC: Fannie Mae), 3.79%, due 5/3/06                                          A-1+      2,300(u)
                                                                                                                23,515

ILLINOIS (4.2%)
             500   Belleville Ind. Dev. Rev. (Wetterau, Inc. Proj.), Ser. 1991,
                   (LOC: PNC Bank), 3.83%, due 5/4/06                                                   A1         500(u)
           7,165   Chicago O'Hare Int'l Arpt. Rev., Ser. 2005, (FGIC Insured), 3.84%,
                   due 5/4/06                                                                          A-1       7,165(u)(y)
           7,675   Illinois Hlth. Fac. Au. Rev. (Peace Memorial Ministries), Ser. 2003 B,
                   (LOC: LaSalle National Bank), 3.80%, due 5/4/06                                     A-1       7,675(u)
           2,500   Illinois Hlth. Fac. Au. Rev. (Advocate Hlth. Care Network), Putable
                   1/4/07, Ser. 2003 B, 3.40%, due 5/15/06                                   VMIG1     A-1+      2,500(u)
           3,290   Illinois Reg. Trans. Au., Ser. 2002 A,                                    VMIG1               3,290(u)(ae)
                   (MBIA Insured), 3.82%, due 5/3/06
           1,640   Illinois St. G.O. (ROCS II R 2164), Ser. 2004, (MBIA Insured), 3.84%,
                   due 5/4/06                                                                VMIG1               1,640(u)(oo)
           3,190   Rockford Rev. (Wesley Willows), Ser. 2002, (LOC: Marshall & Ilsley),
                   3.81%, due 5/1/06                                                                   A-1       3,190(u)
                                                                                                                25,960

INDIANA (2.3%)
             100   Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Rev. (Howard Reg. Hlth. Sys.
                   Proj.), Ser. 2005 B, (LOC: National City Bank),                                     A-1         100(u)
                   3.87%, due 5/1/06
           2,500   Noblesville BANS, Ser. 2006, 3.75%, due 1/1/07                                                2,500
           4,000   Tippecanoe Sch. Corp. Temporary Loan Warrants, Ser. 2006, 3.75%,
                   due 12/29/06                                                                                  4,009
           7,655   Zionsville Comm. Sch. Bldg. Corp., Ser. 2005, (FSA Insured), 3.82%,
                   due 5/3/06                                                                          A-1+      7,655(u)(yy)
                                                                                                                14,264


See Notes to Schedule of Investments   17

PRINCIPAL AMOUNT                              SECURITY @                                      RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)

IOWA (0.6%)
         $ 1,400   Iowa Fin. Au. Private College Rev. (Morningside College), Ser. 2001,
                   (LOC: First Star Bank N.A.), 3.87%, due 5/1/06                                      A-1+   $  1,400(u)
           1,450   Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Proj.),
                   Ser. 2004, (LOC: Allied Irish Bank), 3.87%, due 5/1/06                    VMIG1     A-1+      1,450(u)
           1,000   Iowa Sch. Cash Anticipation Prog. Warrant Cert., Ser. 2006 B,
                   (FSA Insured), 4.50%, due 1/26/07                                          MIG1               1,009
                                                                                                                 3,859

KANSAS (2.5%)
           5,000   Kansas St. Dev. Fin. Au. Lease Rev. (Kansas Dept. Admin.),
                   Ser. 2002 J-1, 3.82%, due 5/1/06                                                    A-1+      5,000(u)('b')
           2,100   Kansas St. Dev. Fin. Au. Lease Rev. (Kansas Dept. Admin.), Ser. 2002
                   J-2, 3.82%, due 5/1/06                                                              A-1+      2,100(u)('b')
           4,050   Univ. of Kansas Hosp. Au. Rev. (KU Hlth. Sys.), Ser. 2004, (LOC:
                   Harris Tust and Savings Bank), 3.82%, due 5/1/06                                    A-1+      4,050(u)
           4,000   Wyandotte Co. & Kansas City Unified Gov't, Ser. 2006 I, 3.73%,
                   due 4/1/07                                                                 MIG1               4,000
                                                                                                                15,150

KENTUCKY (0.5%)
           3,000   Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes),
                   3.50%, due 10/1/06                                                         MIG1               3,000

MARYLAND (2.9%)
          11,600   Maryland Hlth. & Higher Ed. Fac. Au. Rev. (Pickersgill Inc.),
                   Ser. 2005 A, (Radian Insured), 3.81%, due 5/4/06                                    A-1+     11,600(u)(OS)
           6,500   Maryland St. Comm. Dev. Admin. Dept. Hsg. & Comm. Dev. (Residential),
                   Ser. 2006 C, 3.38%, due 3/7/07                                             MIG1               6,500
                                                                                                                18,100

MASSACHUSETTS (6.8%)
           3,000   Massachusetts St. Dev. Fin. Agcy. Rev., Ser. 2006-1256, (LOC: Morgan
                   Stanley), 3.83%, due 5/4/06                                               VMIG1               3,000(u)
           1,100   Massachusetts St. Dev. Fin. Agcy. Rev. (Assumption College), Ser. 2002
                   A, (LOC: Sovereign Bank), 3.82%, due 5/3/06                               VMIG1               1,100(u)
           9,500   Massachusetts St. Dev. Fin. Agcy. Rev. (Boston College High Sch.),
                   Ser. 2006, (LOC: Citizens Bank), 3.82%, due 5/3/06                        VMIG1               9,500(u)
           5,000   Massachusetts St. Dev. Fin. Agcy. Rev. (Marine Biological Laboratory),
                   Ser. 2006, (LOC: J.P. Morgan Chase), 3.90%, due 5/4/06                    VMIG1               5,000(u)
           1,000   Massachusetts St. Dev. Fin. Agcy. Rev. (Suffolk Univ.), Ser. 2005 A,
                   (LOC: Citizens Bank), 3.84%, due 5/3/06                                   VMIG1               1,000(u)
          11,090   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Hillcrest Extended Care),
                   Ser. 2001 A, (LOC: KBC Bank), 3.78%, due 5/3/06                           VMIG1              11,090(u)
           2,500   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Partners Healthcare
                   Systems), Ser. 2003 D-4, (LOC: Citibank N.A.), 3.78%, due 5/4/06                              2,500(u)
           3,200   Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Sherrill House),
                   Ser. 2002 A-1, (LOC: Sovereign Bank), 3.79%, due 5/4/06                             A-1+      3,200(u)
             200   Massachusetts St. Wtr. Res. Au. Ref., Sub. Ser. 2000 B, (FGIC
                   Insured), 3.80%, due 5/3/06                                               VMIG1     A-1+        200(u)(aa)
           5,300   New Bedford BANS, Ser. 2006, 4.00%, due 2/16/07                            MIG1               5,321
                                                                                                                41,911


See Notes to Schedule of Investments   18

PRINCIPAL AMOUNT                              SECURITY @                                       RATING @@          VALUE +
(000'S OMITTED)                                                                             MOODY'S    S&P    (000'S OMITTED)
MICHIGAN (6.3%)
        $ 24,200   Eastern Univ. Rev. (Gen. Rev.), Ser. 2006 A, (LOC: Dexia Credit Locale
                   de France), 3.82%, due 5/1/06                                             VMIG1            $ 24,200(u)
           3,975   Grand Rapids Hsg. Corp., Ser. 2005, (LOC: Merrill Lynch Capital
                   Markets), 3.84%, due 5/3/06                                                         A-1       3,975(u)
          10,380   Michigan St. Hosp. Fin. Au. Rev. (Trinity Health Credit), Ser. 2005 E,
                   (LOC: Bank of Nova Scotia), 3.80%, due 5/1/06                             VMIG1     A-1+     10,380(u)
                                                                                                                38,555

MINNESOTA (2.4%)
             328   Arden Hills Hsg. & Hlth. Care Fac. Rev. (Presbyterian Homes),
                   Ser. 1999 B, (LOC: U.S. Bank), 3.87%, due 5/1/06                                    A-1+        328(u)
          13,804   Arden Hills Hsg. & Healthcare Fac. Rev. (Presbyterian Homes),
                   Ser. 1999 A, (LOC: U.S. Bank), 3.87%, due 5/1/06                                    A-1+     13,804(u)
             200   Mankato Rev. (Bethany Lutheran College), Ser. 2000 B, (LOC: Wells
                   Fargo & Co.), 3.87%, due 5/1/06                                                     A-1+        200(u)
             500   Roseville Private Sch. Fac. Rev. (Northwestern College Proj.),
                   Ser. 2002, (LOC: Marshall & Ilsley), 3.87%, due 5/1/06                    VMIG1                 500(u)
                                                                                                                14,832

MISSOURI (8.9%)
          12,000   Kansas City Ind. Dev. Au. Rev. (KC Downtown Arena Proj.), Ser. 2005 C,
                   (AMBAC Insured), 3.82%, due 5/3/06                                        VMIG1     A-1+     12,000(u)(a)
           8,000   Kansas City Ind. Dev. Au. Rev. (KC Downtown Redev. Proj.), Ser. 2005
                   B, (AMBAC Insured), 3.82%, due 5/3/06                                     VMIG1     A-1+      8,000(u)^^
           6,590   Missouri St. Board of Pub. Bldgs. Spec. Oblig. Rev. (Merlots),
                   Ser. 2003 B, (LOC: Wachovia Bank), 3.82%, due 5/3/06                      VMIG1               6,590(u)
           6,845   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury College),
                   Ser. 1999, (LOC: Bank of America) 3.87%, due 5/1/06                       VMIG1               6,845(u)
             100   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Drury Univ.),
                   Ser. 2003, (LOC: Bank of America), 3.87%, due 5/1/06                      VMIG1                 100(u)
          10,000   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (BJC Hlth. Sys.),
                   Ser. 2005 B, (LOC: Bank of Nova Scotia), 3.81%, due 5/1/06                VMIG1     A-1+     10,000(u)
           2,400   Missouri St. Hlth. & Ed. Fac. Au. Hlth. Fac. Rev. (Lutheran Sr.
                   Svcs.), Ser. 2000, (LOC: U.S. Bank), 3.80%, due 5/3/06                    VMIG1               2,400(u)
           5,250   Missouri St. Hlth. & Ed. Fac. Au. Ed. Fac. Rev. (Kansas City Art
                   Institute), Ser. 2005, (LOC: Commerce Bank), 3.87%, due 5/1/06                      A-1       5,250(u)
           3,950   St. Louis Ind. Dev. Au. Ind. Rev. (Schnuck Markets, Inc.), Ser. 1985,
                   (LOC: U.S. Bank), 3.87%, due 5/4/06                                        P-1                3,950(u)
                                                                                                                55,135

MONTANA (0.6%)
           3,745   Montana St. Board Investment (Muni. Fin. Cons. Act-Intercap), Putable
                   3/1/07, Ser. 1994, 3.65%, due 3/1/09                                      VMIG1               3,745

NEBRASKA (2.3%)
           2,600   Lancaster Co. Hosp. Au. No. 1 Hosp. Rev. (Bryan Med. Ctr. Proj.),
                   Ser. 2002, (AMBAC Insured), 3.82%, due 5/1/06                             VMIG1     A-1       2,600(u)(s)
           7,300   Nebraska Ed. Fin. Au. Rev. (Creighton Univ. Proj.), Ser. 2005 B,
                   (LOC: J.P. Morgan Chase), 3.87%, due 5/1/06                               VMIG1               7,300(u)
           4,300   Nebraska Ed. Fin. Au. Rev. (Creighton Univ. Proj.), Ser. 2005 C,
                   (FGIC Insured), 3.82%, due 5/1/06                                         VMIG1               4,300(u)^
                                                                                                                14,200


See Notes to Schedule of Investments   19

PRINCIPAL AMOUNT                                                                                     RATING @@         VALUE +
(000'S OMITTED)                                     SECURITY @                                    MOODY'S    S&P   (000'S OMITTED)
NEVADA (3.3%)
         $12,795   Las Vegas Valley Wtr. Dist. G.O. (ABN Amro Munitops Cert. Trust), Ser. 2005,
                   (FGIC Insured), 3.85%, due 5/4/06                                               VMIG1            $12,795(u)(U)
           7,440   Truckee Meadows Wtr. Au. Wtr. Rev., Ser. 2005 R, (MBIA Insured),
                   3.84%, due 5/4/06                                                               VMIG1              7,440(u)(x)
                                                                                                                     20,235
NEW HAMPSHIRE (1.8%)
           5,000   New Hampshire Hlth. & Ed. Fac. Au. Rev. (Seacoast Hospice), Ser. 2006,
                   (LOC: Citizens Bank), 3.87%, due 5/4/06                                                            5,000(u)
           6,205   New Hampshire St. Bus. Fin. Au. Rev. (Foundation for Seacoast Hlth.),
                   Ser. 1998 A, (LOC: Bank of America), 3.83%, due 5/4/06                                   A-1+      6,205(u)
                                                                                                                     11,205
NEW YORK (3.5%)
           2,000   Colonie Unlimited G.O. BANS, Ser. 2006, 4.50%, due 4/5/07                                          2,014
           1,500   Liberty Dev. Corp. Rev. (Floaters), Ser. 2006-1288,
                   (LOC: Morgan Stanley), 3.82%, due 5/4/06                                        VMIG1              1,500(u)
             100   New Rochelle Muni. Hsg. Au. Multi-Family Hsg. Mtg. Rev.
                   (Sound Shore Med. Ctr. Apts.), Ser. 2005 A, (LOC: Fannie Mae),
                   3.79%, due 5/4/06                                                                        A-1+        100(u)
           6,010   New York City G.O., Ser. 2005, (LOC: Merrill Lynch Capital Markets),
                   3.83%, due 5/3/06                                                                         A-1      6,010(u)
           1,500   New York City IDA Civic Fac. Rev. (Ethical Culture Sch. Proj.), Ser. 2005 A,
                   (LOC: Dexia Credit Locale de France), 3.82%, due 5/4/06                                  A-1+      1,500(u)
           1,200   New York City Trust for Cultural Resources Rev. (Manhatan Sch. of Music),
                   Ser. 2000, (Radian Insured), 3.76%, due 5/4/06                                           A-1+      1,200(u)(xx)
             700   New York Metro. Trans. Au. Rev., Sub. Ser. 2005 E-1, (LOC: Fortis Bank),
                   3.80%, due 5/4/06                                                               VMIG1    A-1+        700(u)
           1,900   New York St. Dorm. Au. Rev. (North Shore-L.I. Jewish), Ser. 2005 A,
                   (LOC: Citibank, N.A.), 3.76%, due 5/3/06                                        VMIG1              1,900(u)
             800   New York St. Dorm. Au. Rev. (Metropolitan Museum of Art),
                   Ser. 1993 A, 3.75%, due 5/3/06                                                  VMIG1    A-1+        800(u)
             100   New York St. Hsg. Fin. Agcy. Rev. (Tribeca Green Hsg.), Ser. 2003 A,
                   (LOC: Landesbank Hessen-Thueringen Girozentrale), 3.75%, due 5/3/06             VMIG1                100(u)
           2,000   New York St. Thruway Au. Gen. Rev. (Putters), Ser. 2005-1102,
                   (LOC: J.P. Morgan Chase), 3.84%, due 5/4/06                                     VMIG1              2,000(u)
           1,825   Onondaga Co. IDA Civic Fac. Rev. (Comm. College Hsg. Dev.),
                   Ser. 2005 A, (LOC: Citizens Bank), 3.82%, due 5/4/06                                     A-1+      1,825(u)
           2,000   Warren & Wash Cos. IDA Civic Fac. Rev. (Glen at Hiland Meadows Proj.),
                   Ser. 2000, (LOC: Sovereign Bank), 3.81%, due 5/3/06                                       A-1      2,000(u)
                                                                                                                     21,649
OHIO (4.8%)
           2,675   Defiance City Sch. Dist. Sch. Imp., BANS, Ser. 2005, 4.25%, due 6/22/06                            2,678
           4,000   Franklin Co. Hlth. Care Fac. Rev. (Chelsea First Comm.), Ser. 2005,
                   (LOC: Sovereign Bank), 3.82%, due 5/4/06                                                 A-1+      4,000(u)
           1,250   Groveport BANS, Ser. 2006, 4.25%, due 1/17/07                                                      1,257
          10,000   Ohio St. Wtr. Dev. Au. Poll. Fac. Rev. (First Energy Proj.), Ser. 2005 B,
                   (LOC: Barclays Bank PLC), 3.81%, due 5/3/06                                     VMIG1    A-1+     10,000(u)
           3,000   Richland Co. BANS (Correctional Facs.), Ser. 2006, 4.25%, due 2/27/07                              3,019
           8,400   Trumbull Co. Hlth. Care Fac. Rev. (Shepard Valley), Ser. 2001,
                   (Radian Insured), 3.81%, due 5/1/06                                                       A-1      8,400(u)(Ohm)
                                                                                                                     29,354


See Notes to Schedule of Investments   20

PRINCIPAL AMOUNT                                                                                     RATING @@         VALUE +
(000'S OMITTED)                                     SECURITY @                                    MOODY'S    S&P   (000'S OMITTED)
OKLAHOMA (1.8%)
         $11,400   Oklahoma St. Capitol Imp. Au. St. Fac. Rev. (Higher Ed. Proj.), Ser.
                   2006 D5, (CIFG Insured), 3.82%, due 5/1/06                                  VMIG1       A-1+  $11,400(u)(Ohms)
OREGON (2.5%)
           5,600   Clackamas Co. Hosp. Fac. Au. Rev. Sr. Living Fac. (Mary's Woods),
                   Ser. 2005, (LOC: Sovereign Bank), 3.82%, due 5/4/06                                     A-1+    5,600(u)
           9,930   Oregon St. Homeowner Rev., Ser. 2006, (LOC: Lloyds Bank),
                   3.85%, due 5/4/06                                                               VMIG1           9,930(u)
                                                                                                                  15,530
PENNSYLVANIA (6.2%)
           1,300   Allegheny Co. Ind. Dev. Au. Hlth. & Hsg. Fac. Rev. (Longwood),
                   Ser. 2001 B, (Radian Insured), 3.83%, due 5/1/06                                        A-1+    1,300(u)(BD)
           5,000   Manheim Central Sch. Dist., (FSA Insured), 3.81%, due 5/4/06                    VMIG1           5,000(u)(a)
           7,500   Manheim Township Sch. Dist., Ser. 2004, (FSA Insured), 3.82%, due 5/4/06        VMIG1           7,500(u)(BDS)
           4,330   Moon Ind. Dev. Au. Comm. Fac. Rev. (YMCA of Greater Pittsburgh Proj.),
                   Ser. 2005, (LOC: PNC Bank N.A.), 3.83%, due 5/4/06                              VMIG1           4,330(u)
           5,500   Muni. Sec. Trust Certs. (Class A), Ser. 2001-9016,
                   (FGIC Insured), 3.82%, due 5/3/06                                                       A-1     5,500(u)(n)
                                                                                                                   (Diamond)
           8,700   Pennsylvania St. Turnpike Comm. Turnpike Rev., Ser. 2002 A-1,
                   (LOC: Westdeutsche Landesbank), 3.82%, due 5/3/06                               VMIG1   A-1+    8,700(u)
           2,900   Philadelphia Hosp. & Higher Ed. Fac. Au. Hosp. Rev. (Children's Hosp. Proj.),
                   Ser. 2003 A, (LOC: J.P. Morgan Chase), 3.78%, due 5/1/06                        VMIG1   A-1+    2,900(u)
           3,100   Sayre Healthcae Fac. Au. Rev. (VHR PA Cap. Fin. Prog.), Ser. 1985 B,
                   (AMBAC Insured), 3.86%, due 5/3/06                                                      A-+     3,100(u)(ae)
                                                                                                                  38,330
SOUTH CAROLINA (2.3%)
           2,640   Charleston Ed. Excellence Fin. Corp. Rev., Ser. 2006, (LOC: Citibank N.A.),
                   3.84%, due 5/4/06                                                                               2,640(u)
          10,000   Greenville Co. Sch. Dist. Installment Pur. Ref. Rev., Ser. 2006 1291,
                   (LOC: Morgan Stanley), 3.84%, due 5/4/06                                                A-1    10,000(u)
           1,400   Greenville Co. Sch. Dist. Installment Pur. Ref. Rev., Ser. 2004-982,
                   (LOC: Morgan Stanley), 3.84%, due 5/4/06                                                A-1     1,400(u)
                                                                                                                  14,040
SOUTH DAKOTA (0.6%)
           3,700   South Dakota St. Hlth. & Ed. Fac. Au. Rev. (Rapid City Regional Hosp.),
                   Ser. 2003, (MBIA Insured), 3.82%, due 5/1/06                                    VMIG1           3,700(u)(s)
TENNESSEE (3.4%)
           1,545   Blount Co. Pub. Bldg. Au., Ser. 2001 A-1F, (AMBAC Insured),
                   3.82%, due 5/1/06                                                               VMIG1           1,545(u)
                                                                                                                   (Diamonds)
           3,000   Blount Co. Pub. Bldg. Au., Ser. 2001 A-2C, (AMBAC Insured),
                   3.82%, due 5/1/06                                                               VMIG1           3,000(u)
                                                                                                                   (Diamonds)
           3,000   Blount Co. Pub. Bldg. Au., Ser. 2001 A-2H, (AMBAC Insured),
                   3.82%, due 5/1/06                                                               VMIG1           3,000(u)
                                                                                                                   (Diamonds)
           3,380   Blount Co. Pub. Bldg. Au., Ser. 2001 A-2F, (AMBAC Insured),
                   3.82%, due 5/1/06                                                               VMIG1           3,380(u)
                                                                                                                   (Diamonds)
           6,930   Knox Co. Hlth. Ed. & Hsg. Fac. Board Ed. Fac. Rev. (Webb Sch.
                   Knoxville Proj.), Ser. 1999, (LOC: SunTrust Bank), 3.80%, due 5/3/06            Aa2             6,930(u)
             900   Metropolitan Gov't. Nashville & Davidson Co. Hlth. & Ed. Fac. Board Rev.
                   (Belmont Univ. Proj.), Ser. 1997, (LOC: SunTrust Bank), 3.80%, due 5/3/06                         900(u)
           2,150   Shelby Co. G.O., Ser. 1999 A, (LOC: Morgan Stanley), 3.83%, due 5/3/06          VMIG1   A-1+    2,150(u)
                                                                                                                  20,905


See Notes to Schedule of Investments   21

PRINCIPAL AMOUNT                                                                                    RATING @@         VALUE +
(000'S OMITTED)                                     SECURITY @                                   MOODY'S    S&P   (000'S OMITTED)
TEXAS (3.0%)
         $ 8,300   Amarillo Independent Sch. Dist. G.O. (ABN AMRO Munitops Cert. Trust),
                   Ser. 2005, (LOC: ABN AMRO Bank), 3.85%, due 5/4/06                             VMIG1            $  8,300(u)
           5,700   Frisco Independent Sch. Dist., Ser. 2006 A, (LOC: Societe Generale),
                   3.84%, due 5/4/06                                                                       A-1+       5,700(u)
             490   Gulf Coast Waste Disp. Au. Rev. (Armco, Inc. Proj.), Ser. 1998,
                   (LOC: PNC Bank), 3.83%, due 5/4/06                                                                   490(u)
           4,100   Tarrant Co. Hsg. Fin. Corp. Multi-Family Rev.
                   (Sierra Springs Apts. Proj.), Ser. 1999, (LOC: Fannie Mae), 3.83%, due
                   5/3/06                                                                                  A-1+       4,100(u)
                                                                                                                     18,590
UTAH (0.4%)
             400   Murray City Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2005 A,
                   (LOC: J.P. Morgan Chase), 3.81%, due 5/1/06                                    VMIG1    A-1+         400(u)
           2,000   Murray City Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2005 C,
                   (LOC: Citibank N.A.), 3.82%, due 5/4/06                                        VMIG1    A-1+       2,000(u)
                                                                                                                      2,400
VIRGINIA (3.0%)
           4,550   Loudoun Co. Ind. Dev. Au. Rev. (Howard Hughes Med.), Ser. 2003 A,
                   3.80%, due 5/1/06                                                              VMIG1    A-1+       4,550('b')(u)
          14,050   Newport News Redev. & Hsg. Au. Multi-Family Hsg. Rev.
                   (Springhouse Apts. Proj.), Ser. 2001, (LOC: Freddie Mac), 3.83%, due 5/4/06             A-1+      14,050(u)
                                                                                                                     18,600
WASHINGTON (4.2%)
           8,050   Univ. of Washington Rev., Floats PT 2837, (FSA Insured),
                   3.84%, due 5/3/06                                                                        A-1       8,050(u)(r)
           1,610   Washington St. (Merlots), Ser. 2003 A11, (MBIA Insured),
                   3.82%, due 5/3/06                                                              VMIG1               1,610(u)(yy)
           7,500   Washington St. Hsg. Fin. Commission Non-Profit Rev. (Bush Sch. Proj.),
                   Ser. 2006, (LOC: Bank of America), 3.92%, due 5/4/06                           VMIG1               7,500(u)
           3,500   Washington St. Hsg. Fin. Commission Non-Profit Rev.
                   (Museum of History & Industry), Ser. 2003, (LOC: Bank of America),
                   3.90%, due 5/1/06                                                              VMIG1               3,500(u)
           2,400   Washington St. Hsg. Fin. Commission Non-Profit Rev.
                   (Panorama City Proj.), Ser. 1997, (LOC: Key Bank), 3.80%, due 5/1/06           VMIG1               2,400(u)
             445   Washington St. Hsg. Fin. Commission Non-Profit Rev.
                   (Rockwood Retirement Comm.), Ser. 2002, (LOC: Wells Fargo & Co.),
                   3.93%, due 5/1/06                                                              VMIG1                 445(u)
           2,265   Washington St. Hsg. Fin. Commission Non-Profit Rev.
                   (YMCA Snohomish Co. Proj.), Ser. 1999, (LOC: U.S. Bank), 3.90%, due 5/1/06              A-1+       2,265(u)
                                                                                                                     25,770
WISCONSIN (4.5%)
           3,485   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Blood Ctr.), Ser. 1994 A,
                   (LOC: Marshall & Illsley), 3.83%, due 5/3/06                                             A-1       3,485(u)
           6,200   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Aurora Hlth. Care), Ser. 2006 C,
                   (LOC: Marshall & Ilsley), 3.82%, due 5/1/06                                              A-1       6,200(u)
           8,500   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marshfield), Ser. 2006 B,
                   (LOC: Marshall & Ilsley, 3.83%, due 5/4/06                                               A-1       8,500(u)
           7,000   Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Oakwood Village), Ser. 2005,
                   (LOC: Marshall & Ilsley), 3.82%, due 5/4/06                                    VMIG1               7,000(u)
           2,400   Wisconson Hlth. & Ed. Fac. Au. Rev. (Newcastle Place Proj.), Ser. 2001 B,
                   (LOC: LaSalle National Bank), 3.83%, due 5/4/06                                          A-1       2,400(u)
                                                                                                                     27,585
                   TOTAL INVESTMENTS (102.4%)                                                                       631,409
                   Liabilities, less cash, receivables and other assets [(2.4%)]                                    (14,740)
                   TOTAL NET ASSETS (100.0%)                                                                       $616,669


See Notes to Schedule of Investments   22

Notes to Schedule of Investments (Unaudited)

See Notes to Financial Statements

+ Investment securities are valued at amortized cost, which approximates U.S. federal income tax cost.

@ Municipal securities held by the funds are within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. or Standard & Poor's or, where not rated, are determined by the fund's investment manager to be of comparable quality. Approximately 91% and 94% of the municipal securities held by National Municipal Money Fund and Tax-Free Money Fund, respectively, have credit enhancement features backing them, which the funds may rely on, such as letters of credit, insurance, or guarantees. Without these credit enhancement features the securities may or may not meet the quality standards of the funds. Pre-refunded bonds are supported by securities in escrow issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The amount escrowed is sufficient to pay the periodic interest due and the principal of these bonds. Putable bonds give the funds the right to sell back the issue on the date specified.

@@ Where no rating appears from any NRSRO, the security is deemed unrated for purposes of Rule 2a-7 under the Investment Company Act of 1940, as amended. Each of these securities is an eligible security based on a comparable quality analysis performed by the fund's investment manager.

('b')Security is guaranteed by the corporate or non-profit obligor.

(n) Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At April 30, 2006, these securities amounted to $4,695,000 or 1.9% of net assets for National Municipal Money Fund and $19,200,000 or 3.1% of net assets for Tax-Free Money Fund.

(u) Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2006.

(U) Security is subject to a guarantee provided by ABN Amro Bank, backing 100% of the total principal.

^ Security is subject to a guarantee provided by J.P. Morgan Chase, backing 100% of the total principal.

^^ Security is subject to a guarantee provided by Depfa Bank PLC, backing 100% of the total principal.

(Y) Security is subject to a guarantee provided by Kredietbank NV, backing 100% of the total principal.

(E) Security is subject to a guarantee provided by Morgan Stanley, backing 100% of the total principal.

(EE) Security is subject to a guarantee provided by Lloyds Bank, backing 100% of the total principal.

(O) Security is subject to a guarantee provided by Goldman Sachs, backing 100% of the total principal.

(OS) Security is subject to a guarantee provided by Branch Banking & Trust Co., backing 100% of the total principal.

(s) Security is subject to a guarantee provided by U.S. Bank, backing 100% of the total principal.

(ae) Security is subject to a guarantee provided by Bank of New York, backing 100% of the total principal.

(o) Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

(oo) Security is subject to a guarantee provided by Citigroup Global Markets, backing 100% of the total principal.

(y) Security is subject to a guarantee provided by Deutsche Bank, backing 100% of the total principal.

(yy) Security is subject to a guarantee provided by Wachovia Bank N.A., backing 100% of the total principal.

(a) Security is subject to a guarantee provided by Dexia Credit Locale de France, backing 100% of the total principal.

(aa) Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

(x) Security is subject to a guarantee provided by Citibank N.A., backing 100% of the total principal.

(xx) Security is subject to a guarantee provided by First Union National Bank, backing 100% of the total principal.

(Ohm) Security is subject to a guarantee provided by Manufacturers & Traders, backing 100% of the total principal.

(Ohms) Security is subject to a guarantee provided by Fortis Bank, backing 100% of the total principal.

(BD) Security is subject to a guarantee provided by Bank of America, backing 100% of the total principal.

(BDS) Security is subject to a guarantee provided by RBC Centura Bank, backing 100% of the total principal.

(Diamond)  Security is subject to a guarantee provided by Bear Stearns, backing
           100% of the total principal.

(Diamonds) Security is subject to a guarantee  provided by KBC Bank, backing 50%
           of   the   total   principal,   and   Landesbank    Hessen-Thueringen
           Girozentrale, backing 50% of the total principal.

(r) Security is subject to a guarantee provided by Merrill Lynch Capital Markets, backing 100% of the total principal.

Statements of Assets and Liabilities (Unaudited)

(000'S OMITTED EXCEPT PER SHARE AMOUNTS)

                                                           NATIONAL
                                                           MUNICIPAL   TAX-FREE
                                                          MONEY FUND  MONEY FUND
ASSETS
Investments in securities, at value* (Note A)-see          $248,223    $631,409
   Schedule of Investments:
Interest receivable                                           1,070       2,762
Receivable for securities sold                                   --          45
Receivable from administrator-net (Note B)                       27          --
Prepaid expenses and other assets                                 4          18
                                                           --------    --------
Total Assets                                                249,324     634,234
                                                           --------    --------

LIABILITIES
Distributions payable                                           275         272
Due to custodian                                              2,395      11,548
Payable for securities purchased                                 --       5,703
Payable to administrator-net (Note B)                            --           8
Accrued expenses and other payables                              54          34
                                                           --------    --------
Total Liabilities                                             2,724      17,565
                                                           --------    --------
Net Assets at value                                        $246,600    $616,669
                                                           --------    --------

NET ASSETS CONSIST OF:
Paid-in capital                                            $246,586    $616,646
Accumulated net realized gains (losses) on investments           14          23
Net Assets at value                                        $246,600    $616,669
Shares Outstanding ($.001 par value; unlimited shares
   authorized)                                              246,586     616,646
                                                           --------    --------
Net Asset Value, offering and redemption price per share   $   1.00    $   1.00
                                                           --------    --------
*Cost of investments:                                      $248,223    $631,409
                                                           --------    --------

See Notes to Financial Statements      25

Statements of Operations (Unaudited)

                                     NATIONAL MUNICIPAL MONEY FUND          TAX-FREE MONEY FUND
                                     -------------------------------   -------------------------------
                                      PERIOD FROM DECMEBER 19, 2005     PERIOD FROM DECMEBER 19, 2005
(000'S OMITTED)                     (COMMENCEMENT OF OPERATIONS) TO   (COMMENCEMENT OF OPERATIONS) TO
INVESTMENT INCOME                             APRIL 30, 2006                    APRIL 30, 2006
INCOME (NOTE A):
Interest income                                   $2,151                           $4,758

EXPENSES:
Investment management fee (Note B)                   165                              368

Administration fee (Note B)                           53                              118
Shareholder servicing agent fees                       7                                7
Organization and initial
   offering expenses (Note A)                         28                               28
Audit fees                                            17                                7
Custodian fees (Note B)                               36                               48
Insurance expense                                      3                                6
Legal fees                                            11                               11
Registration and filing fees                          42                               42
Shareholder reports                                    7                                7
Trustees' fees and expenses                           11                               11
Miscellaneous                                          5                               11
                                                  ------                           ------
Total expenses                                       385                              664
Expenses reimbursed by
   administrator (Note B)                            (55)                              --
Management fees waived (Note B)                     (218)                            (405)
Expenses reduced by custodian
   fee expense offset arrangement
   (Note B)                                           --                              (11)
                                                  ------                           ------
Total net expenses                                   112                              248
                                                  ------                           ------
Net investment income (loss)                       2,039                            4,510
                                                  ------                           ------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
Sales of investment securities
   of unaffiliated issuers                            14                               23
                                                  ------                           ------
Net gain (loss) on investments                        14                               23
                                                  ------                           ------
Net increase (decrease) in net
   assets resulting from operations               $2,053                           $4,533
                                                  ------                           ------


See Notes to Financial Statements       26

Statements of Changes in Net Assets

                                   NATIONAL MUNICIPAL MONEY FUND        TAX-FREE MONEY FUND
                                   -----------------------------   -----------------------------
                                   PERIOD FROM DECEMBER 19, 2005   PERIOD FROM DECEMBER 19, 2005
                                    (COMMENCEMENT OF OPERATIONS)    (COMMENCEMENT OF OPERATIONS)
(000'S OMITTED)                    TO APRIL 30, 2006 (UNAUDITED)   TO APRIL 30, 2006 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

FROM OPERATIONS:
Net investment income (loss)                 $   2,039                   $     4,510
Net realized gain (loss) on
   investments                                      14                            23
Net increase (decrease) in
   net assets resulting from
   operations                                    2,053                         4,533

DISTRIBUTIONS TO
   SHAREHOLDERS FROM (NOTE A):
Net investment income:                          (2,039)                       (4,510)

FROM FUND SHARE TRANSACTIONS
   (NOTE D):
Proceeds from shares sold                      701,259                     2,663,375
Proceeds from reinvestment
   of dividends and distributions                  868                         3,069
Payments for shares redeemed                  (455,541)                   (2,049,798)
Net increase (decrease) from
   Fund share transactions                     246,586                       616,646

NET INCREASE (DECREASE) IN
   NET ASSETS                                  246,600                       616,669
NET ASSETS:

Beginning of period                                 --                            --
End of period                                $ 246,600                   $   616,669


See Notes to Financial Statements       27

Notes to Financial Statements (Unaudited)

Note A--summary of Significant Accounting Policies:

1 GENERAL: National Municipal Money Fund ("National Municipal Money") and Tax-Free Money Fund ("Tax-Free Money") (individually a "Fund", collectively, the "Funds") are separate operating series of Neuberger Berman Income Funds (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds offer Reserve Class shares. National Municipal Money and Tax-Free Money had no operations until December 19, 2005, other than matters related to their organization and registration of their shares as a series of the Trust under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     It is the policy of the Funds to maintain a continuous net asset value per share of $1.00; each of the Funds has adopted certain investment, valuation, and dividend and distribution policies, which conform to general industry practice, to enable it to do so. However, there is no assurance each of the Funds will be able to maintain a stable net asset value per share.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4 INCOME TAX INFORMATION: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of each Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

5 DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare distributions from net investment income on each business day; such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally distributed in December. Distributions to shareholders are recorded on the ex-date.

6 ORGANIZATION EXPENSES: Costs incurred in connection with the organization of the Funds have been expensed as incurred, amounting to $28,297 and $28,292 for National Municipal Money and Tax-Free Money, respectively.

7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     Each Fund retains Management as its administrator under an Administration Agreement. Each Fund's Reserve Class pays Management an administration fee at the annual rate of 0.08% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement

     Management has voluntarily undertaken to reimburse and/or waive operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                             INVESTMENT MANAGEMENT AND
                                          ADMINISTRATION FEES WAIVED FOR   VOLUNTARY REIMBURSEMENT FROM
                      VOLUNTARY EXPENSE     THE PERIOD ENDED APRIL 30,       MANAGEMENT FOR THE PERIOD
CLASS                   LIMITATION(1)                 2006(2)                 ENDED APRIL 30, 2006(2)
NATIONAL MUNICIPAL
MONEY RESERVE CLASS        0.17%                     $217,693                         $54,886
TAX-FREE MONEY
RESERVE CLASS              0.17%(3)                   405,322                              --

(1) Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 19, 2005 (Commencement of Operations) to April 30,
     2006.

(3) Effective June 1, 2006, Management has voluntarily agreed to reimburse or waive certain expenses of the Reserve Class of Tax-Free Money, so that the total annual operating expenses of the Fund are limited to 0.20% of average net assets. Management expects that, in the future, it may voluntarily reimburse or waive certain expenses of the Fund, so that the total annual operating expenses of the Fund are limited to 0.23% of average net assets.

     Management may, at its sole discretion, terminate the voluntary expense limitations without notice to each Fund.

     Management and Lehman Brothers Asset Management LLC ("LBAM"), sub-adviser to each Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no compensation under it and no commissions for sales or redemptions of shares of beneficial interest of each share class.

     Each Fund has an expense offset arrangement in connection with its custodian contract. For the period ended April 30, 2006, the impact of this arrangement was a reduction of expenses of $11,496 for Tax-Free Money.

Note C--Securities Transactions:

     All securities transactions for the Funds were short-term.

Note D--Fund Share Transactions:

     Share activity at $1.00 per share for the period ended April 30, 2006 was as follows:

                                FOR THE PERIOD ENDED APRIL 30, 2006(1)
                     -----------------------------------------------------------
                                    SHARES ISSUED ON
                                     REINVESTMENT OF
                                      DIVIDENDS AND
(000'S OMITTED)      SHARES SOLD      DISTRIBUTIONS    SHARES REDEEMED    TOTAL
NATIONAL MUNICIPAL
MONEY:
RESERVE CLASS          701,259(2)           868            (455,541)     246,586
TAX-FREE MONEY:
RESERVE CLASS        2,663,375(2)         3,069          (2,049,798)     616,646

(1)  Period from December 19, 2005 (Commencement of Operations) to April 30,
     2006.

(2)  Includes initial investment of $10 on December 19, 2005.

Note E--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

National Municipal Money Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

RESERVE CLASS                                              PERIOD FROM
                                                       DECEMBER 19, 2005^
                                                        TO APRIL 30, 2006
                                                           (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.0000

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                 .0112
NET GAINS OR LOSSES ON SECURITIES                            .0000
TOTAL FROM INVESTMENT OPERATIONS                             .0112

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                       (.0112)
NET ASSET VALUE, END OF PERIOD                             $1.0000
TOTAL RETURN+++                                              +1.12%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                    $ 246.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                 .17%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                  .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
   ASSETS                                                     3.09%*

See Notes to Financial Highlights      31

Financial Highlights

Tax-Free Money Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

RESERVE CLASS

                                                                  PERIOD FROM
                                                              DECEMBER 19, 2005^
                                                               TO APRIL 30, 2006
                                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.0000

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                                          .0111
NET GAINS OR LOSSES ON SECURITIES                                     .0000
TOTAL FROM INVESTMENT OPERATIONS                                      .0111

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                (.0111)
NET ASSET VALUE, END OF PERIOD                                      $1.0000
TOTAL RETURN+++                                                       +1.11%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                             $ 616.7
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                          .18%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS++                           .17%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS            3.07%*

See Notes to Financial Highlights      32

Notes to Financial Highlights

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during the fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ After reimbursement of expenses and/or waiver of the investment management and administration fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                            PERIOD ENDED
                                         APRIL 30, 2006(1)
NATIONAL MUNICIPAL MONEY RESERVE CLASS          .58%
TAX-FREE MONEY RESERVE CLASS                    .44%

     (1) Period from December 19, 2005 (Commencement of Operations) to April 30, 2006.

*    Annualized.

**   Not annualized.

^    The date investment operations commenced.

Directory

INVESTMENT MANAGER, ADMINISTRATOR AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Institutional Support Services 888.556.9030

SUB-ADVISER
Lehman Brothers Asset Management LLC
745 Seventh Avenue
New York, NY 10019

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-888-556-9030 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-888-556-9030 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 21, 2005, the Board, including the Trustees who are not "interested persons" of Neuberger Berman Management Inc. ("Management") (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for National Municipal Money Fund and Tax-Free Money Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Lehman Brothers Asset Management LLC and met with senior representatives of Management and Lehman Brothers Asset Management LLC regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Lehman Brothers Asset Management LLC.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Lehman Brothers Asset Management LLC; (2) the performance of a similar fund for which Management acts as adviser; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered, with respect to each Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Funds.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of a mutual fund managed by Management in a similar investment style as the Funds and the degree of risk likely to be undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Lehman Brothers Asset Management LLC that would be dedicated to performing services for the Funds. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Lehman Brothers Asset Management LLC's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. In addition, the Board noted the positive compliance history of Management, as the firm has been free of significant compliance problems.

With respect to the performance of a mutual fund managed by Management in a similar investment style as the Funds, the Board considered the performance of Lehman Brothers Municipal Money Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Lehman Brothers Asset Management LLC or their affiliates. In addition, the Board considered the management fee waivers undertaken for National Municipal Money Fund and Tax-Free Money Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Lehman Brothers Asset Management LLC could be expected to provide a high level of service to each Fund; that each Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to each Fund.

Investment manager: NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser: LEHMAN BROTHERS ASSET MANAGEMENT LLC

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-018
Institutional Support Services: 888.556.9030
Web site: www.lehmanam.com
Email: fundinquiries@nb.com

STATISTICS AND PROJECTIONS IN THIS REPORT ARE DERIVED FROM SOURCES DEEMED TO BE RELIABLE BUT CANNOT BE REGARDED AS A REPRESENTATION OF FUTURE RESULTS OF THE FUNDS. THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS AND IS NOT AN OFFER OF SHARES OF THE FUNDS. SHARES ARE SOLD ONLY THROUGH THE CURRENTLY EFFECTIVE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

G0122 06/06

ITEM 2. CODE OF ETHICS

The Board of Trustees ("Board") of Neuberger Berman Income Funds ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Only required in the annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's semi-annual report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the Registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant in the report it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)   A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)   Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds


By: /s/ Peter E. Sundman
    ------------------------
    Peter E. Sundman
    Chief Executive Officer

Date: July 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Peter E. Sundman
    ------------------------
    Peter E. Sundman
    Chief Executive Officer

Date: July 10, 2006



By: /s/ John M. McGovern
    ------------------------
    John M. McGovern
    Treasurer and Principal Financial
    and Accounting Officer

Date: July 10, 2006